UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-146649
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 17	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-21610
Amendment No. 93	☑
(Check appropriate box or boxes.)
Nationwide VLI Separate Account-7

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Mark Howard, Executive Vice President, Chief Legal and Governance Officer,
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2016

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□ immediately upon filing pursuant to paragraph (b)
☑ on May 1, 2016 pursuant to paragraph (b)
□ 60 days after filing pursuant to paragraph (a)(1)
□ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Nationwide YourLife® Protection VUL – New York
Individual Flexible Premium Variable Universal Life Insurance Policies
Issued by
Nationwide Life Insurance Company
through its
Nationwide VLI Separate Account-7
The date of this prospectus is May 1, 2016.
This prospectus contains basic information about the policies that should be understood before investing. Read this prospectus carefully and keep it for future reference.
Variable life insurance policies are complex products with unique benefits and advantages. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all within other life insurance products. With help from financial consultants and advisors, purchasers are encouraged to compare and contrast the costs and benefits of the policy described in this prospectus against those of other life insurance products, especially other variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of products, many with different charges, benefit features, and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the policy described in this prospectus is consistent with the purchaser’s life insurance objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics and needs.
To obtain additional information, including free copies of prospectuses for the underlying mutual funds or a copy of the Statement of Additional Information, or to make service or transaction requests, contact Nationwide using any of the methods described in Contacting the Service Center.
These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.
This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. Not all Riders, terms, conditions, benefits, programs, features, and investment options are available or approved for use in every state. Contact Nationwide to review a copy of the policy and any Riders or endorsements. This prospectus contains all material rights and features of the policy.
The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy may decrease in value to the point of being valueless because of poor Investment Experience.
The purpose of this policy is to provide life insurance protection for the beneficiary named by the policy owner. If the purchaser’s primary need is not life insurance protection, then purchasing this policy may not be in the best interest of the purchaser. Nationwide makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
If this policy is being purchased to replace existing life insurance, the purchaser should carefully consider the benefits, features, and costs of this policy versus those of the policy being replaced.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents (continued)

In Summary: Policy Benefits
Death Benefit
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while the policy is In Force. The policy is In Force when: the policy has been issued; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Insured's date of death.
Choice of Policy Proceeds
The Policy Proceeds may be paid in a lump sum, or a variety of options that will pay out over time.
Coverage Flexibility
Subject to conditions, the policy owner may choose to:
•	change the death benefit option;
•	increase or decrease the Base Policy Specified Amount and/or Rider Specified Amount;
•	change beneficiaries; and
•	change ownership of the policy.
Continuation of Coverage is Guaranteed
The policy will remain In Force during the policy continuation period as long as sufficient Premium is paid to meet the requirements set forth in Guaranteed Policy Continuation Provision.
Access to Cash Value
Subject to conditions, the policy owner may:
•	take a policy loan, see Policy Loans.
•	take a partial surrender, see Partial Surrender.
•	surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Premium Flexibility
The policy owner will select a Premium payment plan for the policy at the time of application. Within limits, the policy owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Investment Experience.
Investment Options
Net Premium may be allocated among fixed and/or variable investment options available in the policy.
The policy currently offers a fixed investment option which will earn interest daily, see Fixed Account.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VLI Separate Account-7 contains one Sub-Account for each of the underlying mutual funds offered in the policy.

Transfer Requests
Policy owners may request to transfer allocations between available investment options of the policy (i.e., the Fixed Account and Sub-Accounts). Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center. Transfer requests may be subject to policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience, see Transfers Among and Between Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Unlike other variable insurance products Nationwide offers, Individual Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the Insured's death, see Taxes.
Assignment
Policy owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.
Examination Right
For a limited time, the policy owner may cancel the policy and receive a refund, see Right to Cancel (Examination Right).
Riders
The policy owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
•	Overloan Lapse Protection Rider
•	Children's Term Insurance Rider
•	Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider
•	Spouse Life Insurance Rider
•	Accidental Death Benefit Rider
•	Premium Waiver Rider
•	Change of Insured Rider (no charge)
•	Additional Term Insurance Rider
•	Waiver of Monthly Deductions Rider
•	Extended Death Benefit Guarantee Rider
Note: The Adjusted Sales Load Life Insurance Rider is no longer available for election for applications signed after January 8, 2010. For policies issued on or before January 8, 2010, with the Adjusted Sales Load Life Insurance Rider, information about the Rider including the In Summary: Fee Table listing the periodic charges assessed for the Rider, is located in Appendix D: The Adjusted Sales Load Life Insurance Rider.

In Summary: Policy Risks
State Variations
Due to variations in state law, many features of the policy described in this prospectus may be different or may not be available at all depending on the state in which the policy is issued.
Possible variations include, but are not limited to, Rider terms and availability, availability of certain investment options, free look rights, policy exchange rights, policy Lapse and/or reinstatement requirements, and the duration of suicide and incontestability periods. Variations due to state law are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, the policy owner can contact the Service Center, see Contacting the Service Center.
Risk of Increase in Current Fees and Charges
Nationwide may change policy and/or Rider charges and rates under the policy at any time. Changes in policy and/or Rider charges and rates will vary based upon changes in Nationwide's future expectations related to items such as company investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Nationwide will provide advance notice of any increase in policy and/or Rider charges.
If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Policy and Rider charges will not exceed the maximum charges shown in the fee tables, see In Summary: Fee Tables and Standard Policy Charges.
Improper Use
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy owners accessing the Cash Value in the early policy years could incur potentially substantial surrender charges.
Unfavorable Investment Experience
The Sub-Accounts may generate unfavorable Investment Experience. Poor Investment Experience and the deduction of policy and Sub-Account charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage.
Note: The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Risk of Policy Lapse
Cash Value can be reduced by Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Whenever Cash Value is insufficient to cover the policy’s charges, the policy is at risk of Lapse; the policy could terminate without value and insurance coverage would cease.
Limitation of Access To Cash Value
A policy owner can access Cash Value through loans and partial surrenders, subject to limitations. Limitations include the amount and frequency of the loan or partial surrender, see Policy Loans and Surrenders. Once a loan or surrender is taken, Cash Value will be reduced by the amount of the policy loan and/or the partial surrender and any associated charges.

Fixed Account Transfer Restrictions and Limitations
In addition to the Sub-Accounts available under the policy, Net Premium can be allocated to the Fixed Account. Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account subject to transfer restrictions, without penalty or adjustment. These transfers will be in dollars and Nationwide may limit the frequency and dollar amount of transfers involving the Fixed Account. See Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
Sub-Account Limitations
Frequent trading among the Sub-Accounts may dilute the value of Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue their stated investment objectives. This could result in less favorable Investment Experience and a lower Cash Value. Some mutual funds held by the Sub-Accounts assess a short-term trading fee in order to minimize the potentially adverse effects of short-term trading on the mutual fund. Nationwide has instituted procedures to minimize disruptive transfers. While Nationwide expects these procedures to reduce the adverse effect of disruptive transfers, it cannot ensure that it has eliminated these risks.
Sub-Account Investment Risk
A comprehensive discussion of the risks of each underlying mutual fund may be found in the mutual fund’s prospectus. Read each mutual fund's prospectus before investing. Free copies of each mutual fund's prospectus may be obtained by contacting the Service Center.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.

In Summary: Fee Tables
The following tables describe the fees and expenses assessed under the policy. The rates in these tables may be rounded up to the nearest one-hundredth decimal. These tables should be read in conjunction with the corresponding section of this prospectus that describes the fee or expense in more detail. All charges deducted from the policy's Cash Value are taken proportionally from the Sub-Accounts and the Fixed Account, unless the policy owner elects Directed Monthly Deductions, except where noted.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner buys the policy, surrenders the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load[1]	Upon making a Premium payment	Maximum: $65 from each $1,000 of Premium	Currently: $65 from each $1,000 of Premium
Premium Taxes[1]	Upon making a Premium payment	Maximum: $35 from each $1,000 of Premium	Currently: $35 from each $1,000 of Premium
Short-Term Trading Fee[2]	Upon transfer of Sub-Account value out of a Sub-Account within 60 days after allocation to that Sub-Account	Maximum: $10 per $1,000 transferred	Currently: $10 per $1,000 transferred
Illustration Charge[3]	Upon requesting an illustration	Maximum: $25	Currently: $0
Partial Surrender Fee	Upon a partial surrender	Maximum: lesser of $25 or 2% of the amount surrendered	Currently: $0
Surrender Charge4†	Upon surrender, policy Lapse, or certain Base Policy Specified Amount decreases	Maximum: $45.95 per $1,000 of Base Policy Specified Amount	Minimum: $0.49 per $1,000 of Base Policy Specified Amount
Representative: an age 35 male preferred non-tobacco with a Base Policy Specified Amount of $500,000; and a complete surrender of the policy in the first year	Upon surrender or policy Lapse	$9.30 per $1,000 of Base Policy Specified Amount
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The amounts reflected as maximum Sales Load and Premium Taxes (collectively "Premium Load") represent the maximum that may be charged in any policy year. Currently, the maximum Premium Load is only charged during the first five policy years when the Premium paid is less than the Commissionable Target Premium attributable to a policy. On a current basis, the Premium Load will decrease the longer the policy remains In Force, see Premium Load.
[2]	Short-term trading fees are only assessed in connection with Sub-Accounts that correspond to underlying mutual funds that assess a short-term trading fee to the variable account, see Appendix A: Sub-Account Information.
[3]	The policy owner will be expected to pay the Illustration Charge at the time of the request. This charge will not be deducted from Cash Value.
[4]	The maximum Surrender Charge calculation assumes: the Insured is a female, age 74, standard tobacco, the Base Policy Specified Amount is $100,000, a full surrender is taken during the first policy year, and the aggregate first year Premium exceeds the surrender target premium. The minimum surrender charge calculation assumes the Insured is female, age 0, standard non-tobacco underwriting classification, premium paid in the first policy year is $2,000, and a full surrender is taken in policy year 10, see Surrender Charge and Appendix C: Surrender Charge Examples.

The next table describes the fees and expenses that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Periodic Charges
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Cost of Insurance Charge1†	Monthly	Maximum: $83.34 per $1,000 of Net Amount At Risk	Minimum: $0.00 per $1,000 of Net Amount At Risk
Representative: an age 35 male preferred non-tobacco with a Base Policy Specified Amount of $500,000 and Death Benefit Option 1	Monthly	$0.10 per $1,000 of Net Amount At Risk
Flat Extra Charge[2]	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Mortality and Expense Risk Charge[3]	Monthly	Maximum: $0.67 per $1,000 of Cash Value allocated to the Sub-Accounts for all policy years	Currently: $0.67 per $1,000 of Cash Value allocated to the Sub-Accounts for all policy years
Administrative Per Policy Charge	Monthly	Maximum: $9 per policy	Currently: $9 per policy
Underwriting and Distribution Charge4†	Monthly	Maximum: $0.20 per $1,000 of Base Policy Specified Amount	Minimum: $0.00 per $1,000 of Base Policy Specified Amount
Representative: an issue of age 35, policy year one, male preferred non-tobacco with a Base Policy Specified Amount of $500,000 and Death Benefit Option 1	Monthly	$0.10 per $1,000 of Base Policy Specified Amount
Policy Loan Interest Charge[5]	Annually	Maximum: 4.5% of Indebtedness	Currently: 4.5% of Indebtedness
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The maximum Cost of Insurance Charge calculation assumes: the Insured is a male; issue age 45; policy year 75; standard tobacco; and a Base Policy Specified Amount of $100,000. The minimum charge calculation assumes: the Insured is either male or female; Attained Age 121; any underwriting classification; any Base Policy Specified Amount; and any policy year on or after the policy anniversary the Insured reached Attained Age 121. Under no circumstance will the assessment of a Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum Cost of Insurance Charge.
[2]	The Flat Extra Charge is only applicable if certain factors result in an Insured having a Substandard Rating, see Cost of Insurance Charge.
[3]	The maximum Mortality and Expense Risk Charge represents the maximum amount that may be charged in any policy month based on any dollar amount allocated to the Sub-Accounts. Currently, the maximum is only charged during the first 15 policy years when Cash Value allocated to the Sub-Accounts is $250,000 or less.
[4]	The maximum Underwriting and Distribution Charge calculation assumes: policy year one; an issue age of 85; and Base Policy Specified Amount of $250,000. The minimum charge calculation assumes: a policy in effect in years eight and thereafter as measured from the Policy Date for the initial Base Policy Specified Amount; the Insured is either male or female; any age; any underwriting classification; and any Base Policy Specified Amount.
5
The Policy Loan Interest Charge is described in more detail in Policy Loans.

The next table describes the fees and expenses associated with Riders that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Rider Charges
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Overloan Lapse Protection Rider Charge†	Upon invoking the Rider	Maximum: $42.50 per $1,000 of Cash Value	Minimum: $1.50 per $1,000 of Cash Value
Representative: an Attained Age 85 Insured with a Cash Value of $500,000	Upon invoking the Rider	$32 per $1,000 of Cash Value
Children’s Term Insurance Rider Charge	Monthly	Maximum: $0.43 per $1,000 of Rider Specified Amount	Currently: $0.43 per $1,000 of Rider Specified Amount
Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider Charge1†	Monthly	Maximum: $13.65 per $1,000 of Rider Net Amount At Risk	Minimum: $0.00 per $1,000 of Rider Net Amount At Risk
Representative: an Issue Age 35 male preferred non-tobacco	Monthly	$0.05 per $1,000 of Rider Net Amount At Risk
Spouse Life Insurance Rider Charge2†	Monthly	Maximum: $10.23 per $1,000 of Rider Specified Amount	Minimum: $0.10 per $1,000 of Rider Specified Amount
Representative Spouse: an Attained Age 35 female non-tobacco with a Rider Specified Amount of $100,000	Monthly	$0.11 per $1,000 of Rider Specified Amount
Accidental Death Benefit Rider Charge3†	Monthly	Maximum: $0.75 per $1,000 of Rider Specified Amount	Minimum: $0.05 per $1,000 of Rider Specified Amount
Representative: an Attained Age 35 male preferred non-tobacco with a Rider Specified Amount of $100,000	Monthly	$0.06 per $1,000 of Rider Specified Amount
Premium Waiver Rider Charge4†	Monthly	Maximum: $315 per $1,000 of Premium Waiver Benefit	Minimum: $42 per $1,000 of Premium Waiver Benefit
Representative: an age 35 male preferred non-tobacco	Monthly	$42 per $1,000 of Premium Waiver Benefit
Additional Term Insurance Rider Charge5†	Monthly	Maximum: $83.34 per $1,000 of Rider Death Benefit	Minimum: $0.02 per $1,000 of Rider Death Benefit
Representative: an Issue Age 35 male; in the first policy year; preferred non-tobacco with a Rider Specified Amount of $250,000; and a Total Specified Amount of $500,000	Monthly	$0.05 per $1,000 of Rider Death Benefit
Waiver of Monthly Deductions Rider Charge6†	Monthly	Maximum: $855 per $1,000 of Waiver of Monthly Deduction Benefit	Minimum: $85 per $1,000 of Waiver of Monthly Deduction Benefit

Rider Charges
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Representative: an age 35 male preferred non-tobacco with a Total Specified Amount of $500,000 and Death Benefit Option 1	Monthly	$85 per $1,000 of Waiver of Monthly Deduction Benefit
Extended Death Benefit Guarantee Rider Charge7†	Monthly	Maximum: $0.16 per $1,000 of Base Policy Specified Amount covered by the Rider	Minimum: $0.01 per $1,000 of Base Policy Specified Amount covered by the Rider
Representative: an age 35 male preferred non-tobacco with an Extended Death Benefit Guarantee Percentage of 100%; a lifetime Extended Death Benefit Guarantee Duration; and a Base Policy Specified Amount of $500,000	Monthly	$0.06 per $1,000 of Base Policy Specified Amount covered by the Rider
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The maximum Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider Charge calculation assumes: the Insured is a female; Issue Age 85; and standard tobacco with a Substandard Rating of Table P. The minimum charge calculation assumes: the Insured is either male or female; is Attained Age 100; and any underwriting classification.
[2]	The maximum Spouse Life Insurance Rider Charge calculation assumes: the Insured is a male; Attained Age 69; standard tobacco with a Substandard Rating of Table F; a Flat Extra Charge of $1.25 per $1,000 per month; and a Rider Specified Amount of $25,000. The minimum charge calculation assumes: the Insured is female; Attained Age 21; standard non-tobacco; no Substandard Rating or Flat Extra Charge; and a Rider Specified Amount of $100,000.
[3]	The maximum Accidental Death Benefit Rider Charge calculation assumes: the Insured is Attained Age 69 with a Substandard Rating of Table P. The minimum charge calculation assumes: the Insured is Attained Age 5 with no Substandard Rating.
[4]	The maximum Premium Waiver Rider Charge calculation assumes: monthly Premium payments of $1,000; the Insured is female; Attained Age 64; with a Substandard Rating of Table H. The minimum charge calculation assumes: monthly Premium payments of $1,000; the Insured is male; Attained Age 18; and any underwriting classification.
[5]	The maximum charge calculation assumes: the Insured is either male or female; Attained Age 119; policy year 75; any underwriting classification; and any Total Specified Amount. The minimum charge calculation assumes: the Insured is female; issue age 5; policy year one; and a Total Specified Amount of $1,000,000.
[6]	The maximum Waiver of Monthly Deductions Rider Charge calculation assumes: the Insured is Attained Age 59 with a Substandard Rating of Table H. The minimum charge calculation assumes: the Insured is male; Attained Age 18; with no Substandard Rating.
[7]	The maximum Extended Death Benefit Guarantee Rider Charge calculation assumes: the Insured is either male or female; any issue age; any underwriting classification; a lifetime guarantee duration is elected; and 100% of the Base Policy Specified Amount is to be guaranteed by this Rider. The minimum charge calculation assumes: the Insured is female; issue age 18; preferred non-tobacco; a 20-year guarantee duration is elected; and 50% of the Base Policy Specified Amount is to be guaranteed by this Rider.
The next table shows the minimum and maximum total operating expenses, as of December 31, 2015, charged by the underlying mutual funds that a policy owner may periodically pay while the policy is In Force. More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.13%	3.08%

Policy Investment Options
Policy owners designate how Net Premium payments are allocated among the Sub-Accounts and/or the Fixed Account. Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.
Fixed Account
Nationwide's obligations under the Fixed Account are backed by assets of its general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts and is used to support Nationwide's annuity and insurance obligations.
Subject to applicable law, Nationwide has sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Nationwide bears the full investment risk for all amounts allocated to the Fixed Account.
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been and will not be registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Minimum Guaranteed Interest Rate
Nationwide guarantees that Cash Value allocated to the Fixed Account will accrue interest daily at an effective annual rate that Nationwide determines without regard to the actual investment experience of the general account. Interest crediting rates are set at the beginning of each calendar quarter but are subject to change at any time. Nationwide will credit any interest in excess of the guaranteed interest crediting rate at its sole discretion. Nationwide may not credit any interest in excess of the guaranteed interest crediting rate and different rates may apply to different Premium allocations or exchanges.
Currently, the Fixed Account is the only fixed investment option available under the policy. In the future, Nationwide may offer one or more additional fixed accounts with characteristics that differ from those of the current option, but is under no obligation to do so. The effective annual rate Nationwide declares for the Fixed Account will never be less than 2% for policies with a Policy Date on or after August 1, 2014, 3% for policies with a Policy Date prior to August 1, 2014.
Interest Crediting Risks and Lapse
The policy owner assumes the risk that the actual credited interest rate may not exceed the guaranteed interest crediting rate. Premiums applied to the policy at different times may receive different interest crediting rates. The interest crediting rate may also vary for new Premium versus Sub-Account transfers. Interest credited to the Fixed Account may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Nationwide Claims-Paying Ability
Guaranteed benefits or interest crediting associated with the Fixed Account is a general account obligation of Nationwide. Therefore, any guaranteed benefit, interest crediting, and the policy owner's right to receive payment, is subject to Nationwide’s claims-paying ability and may be subordinate to other claims on the general account in the event Nationwide becomes insolvent.
Restrictions on Transfers to and from the Fixed Account
Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the Fixed Account, see Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.

Variable Investment Options
The variable investment options available under the policy are Sub-Accounts that correspond to mutual funds that are registered with the SEC. The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds. The mutual funds are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.
Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts. The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.
Underlying mutual funds in the separate account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.
The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.
The particular underlying mutual funds available under the policy may change from time to time. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. In the case of new share class additions, future allocations may be limited to the new share classes. The policy owner will receive notice of any such changes that effect the policy. Not all underlying mutual funds may be available in every state.
Some underlying mutual funds may assess short-term trading fees. The separate account will collect the short-term trading fee at the time of the transfer by reducing the amount transferred. All short-term trading fees collected are remitted to the underlying mutual fund, see Short-Term Trading Fees and Appendix A: Sub-Account Information.
In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates may be added to the separate account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.
The Sub-Accounts available through this policy invest in underlying mutual funds of the companies listed below. For a complete list of the available Sub-Accounts, see Appendix A: Sub-Account Information. For more information on the underlying mutual funds, refer to the prospectus for the mutual fund. To obtain free copies of prospectuses for the underlying mutual funds, policy owners can contact Nationwide using any of the methods described in Contacting the Service Center.
•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Century Variable Portfolios, Inc.
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP Trust
•	Deutsche Variable Series II
•	Dimensional
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	Federated Insurance Series
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Guggenheim Variable Fund
•	Invesco
•	Ivy Funds Variable Insurance Portfolios
•	Janus Aspen Series
•	Lord Abbett Series Fund, Inc.
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Northern Lights Variable Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust

•	T. Rowe Price Equity Series, Inc.
•	The Universal Institutional Funds, Inc.
•	VanEck VIP Trust
•	Wells Fargo Variable Trust
Valuation of Accumulation Units
Nationwide accounts for the value of a policy owner's interest in the Sub-Accounts by using Accumulation Units. The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide uses each underlying mutual fund's Net Asset Value (NAV) to calculate the daily Accumulation Unit value for the corresponding Sub-Account. Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units, see How Sub-Account Investment Experience is Determined.
Accumulation Units are priced as of the New York Stock Exchange's (NYSE) close of business, normally 4:00 p.m. EST, on each day that it is open. Nationwide will price Accumulation Units on each day that the NYSE is open for business. Any transactions received after the close of the NYSE will be priced as of the next Valuation Period. Nationwide will not price Accumulation Units on these recognized holidays:
•	New Year's Day
•	Martin Luther King, Jr. Day
•	Presidents' Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving
•	Christmas

In addition, Nationwide will not price Accumulation Units if:
(1)	trading on the NYSE is restricted;
(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or
(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.
SEC rules and regulations govern when the conditions described in items (1) and (2) exist.
How Sub-Account Investment Experience is Determined
Sub-Account allocations are accounted for in Accumulation Units. A policy owner's interest in the Sub-Accounts is represented by the number of Accumulation Units owned by the policy owner. The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account. The number of Sub-Account Accumulation Units owned by a policy owner will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with Premium and loan repayments.
Initially, Nationwide sets the Accumulation Unit value at $10 for each Sub-Account. Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide accounts for these performance fluctuations by using a "net investment factor," as described below, in the daily Sub-Account valuation calculations. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.
Nationwide determines the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:
(a)	is the sum of:
•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and
•	the per share amount of any dividend or income distributions made by the mutual fund held in the Sub-Account (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus
•	a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and

(b)	is the NAV per share of the mutual fund held in the Sub-Account determined as of the end of the immediately preceding Valuation Period.
Nationwide determines the Sub-Account’s Accumulation Unit value at the end of each Valuation Period. The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.
Transfers Among and Between the Policy Investment Options
Sub-Account Transfers
Policy owners may request transfers to or from the Sub-Accounts once per Valuation Period, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds. Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the policy owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the policy owner. The net result is that the policy owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.
Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading"). A policy owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.
Nationwide discourages (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy. Short-term trading can result in:
•	the dilution of the value of the investors' interests in the mutual fund;
•	mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•	increased administrative costs due to frequent purchases and redemptions.
To protect investors in this policy from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Nationwide cannot guarantee that attempts to deter active trading strategies will be successful.
If Nationwide is unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.
Short-Term Trading Fees
Some underlying mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account. The fee is assessed against the amount transferred and is paid to the underlying mutual fund. These fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading. Some underlying mutual funds may refer to short-term trading fees as "redemption fees." See Appendix A: Sub-Account Information for a complete list of available underlying mutual funds, including those that assess short-term trading fees.
U.S. Mail Restrictions
Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period. A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period. For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in one Valuation Period, this counts as one transfer event. A single transfer occurring in a given Valuation Period that involves only two Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as one transfer event.

As a result of this monitoring process, Nationwide may restrict the form in which transfer requests will be accepted. In general, Nationwide will adhere to the following guidelines:
Trading Behavior	Nationwide's Response
Six or more transfer events in one calendar quarter	Nationwide will mail a letter to the policy owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfer events exceed 11 in two consecutive calendar quarters or 20 in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in two consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
Each January 1st, Nationwide will start the monitoring anew, so that each policy starts with zero transfer events each January 1. See, however, the Other Restrictions provision below.
Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple Nationwide policies pursuant to trading authority granted or conveyed by multiple policy owners. These multi-policy advisors will be required by Nationwide to submit all transfer requests via U.S. mail.
Other Restrictions
Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.
Any restrictions that Nationwide implements will be applied consistently and uniformly. The policy owner will be notified if a transfer request is rejected. If a short-term trading fee is assessed, the policy owner will receive a confirmation notice.
Underlying Mutual Fund Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:
(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any policy owner;
(2)	request the amounts and dates of any purchase, redemption, transfer, or exchange request ("transaction information"); and
(3)	instruct Nationwide to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).
Nationwide is required to provide such transaction information to the underlying mutual funds upon their request. In addition, Nationwide is required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund. Nationwide and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund. If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund, Nationwide will keep any affected policy owner in their current underlying mutual fund allocation.
Fixed Account Transfers
Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the Fixed Account. Contact the Service Center for information regarding restrictions in effect for the Fixed Account at the time of a Premium payment or transfer request.
Transfers to and/or from the Fixed Account may be restricted as follows:
•	Transfers to and/or from may be prohibited during the first policy year
•	Only one transfer to and/or from may be permitted every 12 months
Transfers to the Fixed Account may be restricted as follows:
•	Transfers to that exceed 25% of the value allocated to the Sub-Accounts (as of the end of the prior Valuation Period) may not be permitted
•	Transfers to that would result in the Fixed Account value exceeding 30% of the total Cash Value may not be permitted.
Transfers from the Fixed Account may be restricted as follows:
•	Transfers from, of more than 25% of the Fixed Account value in any policy year (as of the end of the previous policy year), may not be permitted.
Amounts transferred to the Fixed Account may be credited interest at different rates, see Fixed Account. Transfers from the Fixed Account will be on a last-in, first-out basis (LIFO). Any restrictions that Nationwide implements will be applied consistently and uniformly.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•	by telephone at 1-800-848-6331 (TDD 1-800-238-3035)
•	by mail to Nationwide Life Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835
•	by fax at 1-888-634-4472
•	by Internet at www.nationwide.com.
Nationwide reserves the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.
Not all methods of communication are available for all types of requests. To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center. Requests submitted by means other than described in this prospectus could be returned or delayed.
Service and transaction requests will generally be processed in the Valuation Period they are received at the Service Center as long as the request is in good order, see Valuation of Accumulation Units. Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide. If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. Nationwide reserves the right to process any transaction request sent to a location other than the Service Center in the Valuation Period it is received at the Service Center. On any day the post office is closed, Nationwide is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
Nationwide may be required to provide information about a specific policy to government regulators. If mandated under applicable law, Nationwide may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or Death Benefit Proceeds until instructed otherwise by the appropriate regulator.
Nationwide will use reasonable procedures to confirm that instructions are genuine and Nationwide will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.

The Policy
General Information
The policy is a legal contract. It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Pages; and the application, including any supplemental application. The benefits described in the policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to Nationwide’s underwriting and approval. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations. Nationwide will consider the statements made in the application as representations, and will rely on them as being true and complete. However, Nationwide will not void the policy or deny a claim unless a statement is a material misrepresentation. If a policy owner makes an error or misstatement on the application, Nationwide will adjust the Death Benefit and Cash Value accordingly.
Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the policy is issued. Possible state law variations include, but are not limited to, Rider terms, availability of certain investment options, free look rights, policy exchange rights, policy Lapse and/or reinstatement requirements, and surrender charge, suicide, and incontestability durations. This prospectus describes all the material features of the policy. State variations are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, contact the Service Center.
Under limited circumstances and at the request of the policy owner, Nationwide may backdate the policy by assigning a Policy Date earlier than the date the application is signed. Backdating may result in lower cost of insurance rates; however, policy charges will be deducted from the policy's Cash Value for each accrued month that the policy was backdated.
Any modification or waiver of Nationwide’s rights or requirements under the policy must be in writing and signed by Nationwide’s president or corporate secretary. No agent may bind Nationwide by making any promise not contained in the policy.
Nationwide may modify the policy, its operations, or the separate account’s operations to meet the requirements of any law or regulation issued by a government agency to which the policy, Nationwide, or the separate account is subject. Nationwide may modify the policy to assure that it continues to qualify as a life insurance policy under federal tax laws. Nationwide will notify policy owners of all modifications and will make appropriate endorsements to the policy.
The policy is nonparticipating, meaning that Nationwide will not be contributing any operating profits or surplus earnings toward the policy Proceeds.
To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).
It is important to remember that the portion of any amounts allocated to Nationwide’s general account and any guaranteed benefits Nationwide may provide under the policy exceeding the value of amounts held in the separate account are subject to Nationwide’s claims paying ability.
Any money Nationwide pays, or that is paid to Nationwide, must be in the currency of the United States of America.
In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners. This makes Nationwide potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede Nationwide’s ability to electronically interact with service providers. Cyber-attacks affecting Nationwide, the underlying mutual funds, intermediaries, and other service providers may adversely affect Nationwide and Policy Values. In connection with any such cyber-attacks, Nationwide and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that Nationwide, its service providers, or the underlying mutual funds will avoid losses affecting the policy due to cyber-attacks or information security breaches in the future.
In the event that Policy Values are adversely affected as a result of the failure of Nationwide’s cyber-security controls, Nationwide will take reasonable steps to restore Policy Values to the levels that they would have been had the cyber-attack not occurred. Nationwide will not, however, be responsible for any adverse impact to Policy Values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.
Policy Owner and Beneficiaries
Policy Owner
The policy belongs to the owner named in the application or as a result of a valid assignment. The policy owner may name a contingent owner who will become the policy owner if the policy owner dies before Proceeds become payable. Otherwise, ownership will pass to the policy owner's estate, if the policy owner is not the Insured.
Policy Owner Rights
The policy owner may exercise all policy rights in accordance with policy terms while the policy is In Force, subject to Nationwide’s approval. These rights include, but are not limited to, the following:
•	changing the policy owner, contingent owner, and beneficiary;
•	assigning, exchanging, and/or converting the policy;
•	requesting transfers, policy loans, and partial surrenders or a complete surrender; and
•	changing insurance coverage such as death benefit option changes, adding or removing Riders, and/or increasing or decreasing the Total Specified Amount.
These rights are explained in greater detail throughout this prospectus.
Subject to Nationwide’s approval, the policy owner may name a different policy owner or contingent owner while the policy is In Force by submitting a written request to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide. There may be adverse tax consequences to changing parties of the policy.
Beneficiaries
The principal right of a beneficiary is to receive the Death Benefit Proceeds if the Insured dies while the policy is In Force. While the policy is In Force, a policy owner may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct Nationwide to distribute the Proceeds other than as described below.
If a primary beneficiary dies before the Insured, Nationwide will pay the Death Benefit Proceeds to the surviving primary beneficiaries. Unless specified otherwise by the policy owner, Nationwide will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured and before any Proceeds become payable. A policy owner may name more than one contingent beneficiary. Unless specified otherwise by the policy owner, Nationwide will also pay multiple contingent beneficiaries in equal shares.
Requests to change or add beneficiaries must be submitted in writing to the Service Center. Nationwide may require that the policy owner send the policy for endorsement before the change is recorded. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide.
Purchasing a Policy
The policy is available for Insureds between the age of zero and Attained Age 85. To purchase the policy, prospective purchasers must submit a completed application and the required initial Premium payment.

Nationwide must receive evidence of insurability that satisfies its underwriting standards (this may require a medical examination) before it will issue a policy. Nationwide can provide prospective purchasers with the details of its underwriting standards upon request. Nationwide reserves the right to reject any application for any reason permitted by law. Additionally, Nationwide reserves the right to modify its underwriting standards on a prospective basis for newly issued policies at any time.
The minimum initial Base Policy Specified Amount in most states is $100,000. Nationwide reserves the right to modify the minimum Base Policy Specified Amount on a prospective basis for newly issued policies at any time.
Initial Premium Payment
The required initial Premium payment amount is stated on the Policy Data Pages and will depend on the following factors: the initial Base Policy Specified Amount, death benefit option elected, any Riders elected, and the Insured's age, sex, health, and activities. Initial Premium may be paid to the Service Center or to an authorized Nationwide representative. The initial Premium payment will not be applied to the policy until the underwriting process is complete, see Unfavorable Investment Experience.
Insurance Coverage
Issuance of full insurance coverage requires that the Insured meet all underwriting requirements, the required initial Premium is paid (including any additional Premium determined necessary through the underwriting process), and the policy is delivered while the Insured is alive. Nationwide has the right to reject any application for insurance, in which case Nationwide will return the Premium payment within two business days of the date Nationwide rejects the application.
After Nationwide approves an application, insurance coverage will begin and will be In Force on the Policy Date shown on the Policy Data Page. Nationwide begins deducting policy charges on the Policy Date. Changes in the Total Specified Amount (which may only be requested after the first policy year) will be effective on the next monthly policy anniversary after Nationwide approves the change request.
Insurance coverage will end upon the Insured's death, when Nationwide begins to pay the Proceeds, or when the policy reaches the Maturity Date, unless it is extended. Coverage will also end if the policy Lapses.
Temporary Insurance Coverage
Temporary insurance coverage (of an amount equal to the Total Specified Amount, up to $1,000,000) may be available for no charge before full insurance coverage takes effect. Prospective purchasers must submit a temporary insurance agreement and make an initial Premium payment. The amount of this initial Premium payment will depend on the initial Total Specified Amount, choice of death benefit option, and any Riders elected. Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement. If full coverage is denied, the temporary insurance coverage will terminate five days from the date Nationwide mails a termination notice (accompanied by a refund equal to the Premium payment made). If full coverage is approved, the temporary insurance coverage will terminate on the date that full insurance coverage takes effect. Allocation of the initial Net Premium will be determined by the right to examine law of the state in which the policy is issued.
Right to Cancel (Examination Right)
For a limited time, commonly referred to as the "free look" period, a policy owner may cancel the policy and receive a refund. For non-replacement and replacement transactions in states other than New York, and non-replacement transactions in New York, the free look period expires 10 days after the policy owner receives the policy. For replacement transactions in New York, the free look period expires 60 days after the policy owner receives the policy.
In order to cancel the policy during the free look period, a policy owner must submit a written cancellation request and return the policy either to the sales representative who sold it or to the Service Center. Nationwide will honor free look cancellation requests received by the last day of the free look period (if returned by US mail, the request must be post-marked by the last day of the free look period).
Free look cancellation requests received after the close of business on the date the free look period expires will not be canceled free of charge. If the policy is canceled, Nationwide will treat the policy as if it was never issued.
Within seven days of a cancellation request, Nationwide will refund the amount prescribed by law. If the policy is issued in New York and the policy was not a replacement, Nationwide is required to refund the initial Premium upon exercise of the free look provision. Therefore, initial Net Premium designated to be allocated to the Sub-Accounts will be held in the available money market Sub-Account until the free look period expires. At the expiration of the free look period, Nationwide will transfer the amount held in the money market Sub-Account to the requested Sub-Accounts based on the allocation instructions in effect at the time of the transfer.
If the policy is issued in any other state, or is a replacement policy issued in New York, Nationwide will refund the Cash Value upon exercise of the free look provision. Therefore, all of the initial Net Premium will be allocated to the designated Sub-Accounts, based on the allocation instructions in effect at that time, at the price next determined.
Premium Payments
This policy does not require a payment of a scheduled Premium amount to keep it In Force. It will remain In Force as long as the conditions that cause a policy to Lapse do not exist, see Lapse and Unfavorable Investment Experience. Premium payment reminder notices will be sent according to the Premium payment schedule selected by the policy owner. Additional Premium payments must be submitted to the Service Center. Each Premium payment must be at least $50. Upon request, Nationwide will furnish Premium payment receipts. Policy owners may make additional Premium payments at any time while the policy is In Force and prior to the Maturity Date, subject to the following:
•	Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.
•	Nationwide will refund Premium payments that exceed the applicable premium limit established by the Code to qualify the policy as a contract for life insurance.
•	Nationwide will monitor Premiums paid and will notify policy owners when the policy is in jeopardy of becoming a modified endowment contract, see Taxes.
•	Nationwide may require that policy Indebtedness be repaid before accepting any additional Premium payments.
Subsequent Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received.
Cash Value
Nationwide will determine the Cash Value at least monthly. Cash Value will fluctuate daily and there is no guaranteed Cash Value. At the end of any given Valuation Period, the Cash Value is equal to the sum of:
•	the value of the Accumulation Units allocated to the Sub-Accounts, see Valuation of Accumulation Units;
•	amounts allocated to the Fixed Account, including credited interest; and
•	amounts allocated to the policy loan account (only if a loan was taken), including credited interest, see Policy Loans.
Surrenders and policy charges and deductions will reduce the Cash Value of the policy. If Cash Value is a factor in calculating a benefit associated with the policy, such as the Death Benefit or a benefit associated with an elected Rider, the value of that benefit will also fluctuate, including being reduced due to surrenders and policy charge deductions. If the policy is surrendered or Lapses, the Cash Value will be reduced by the amount of any Indebtedness.
On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.
Changing the Amount of Insurance Coverage
After the first policy year, the policy owner may request to change the Total Specified Amount. To change the Total Specified Amount, the policy owner must submit a written request to the Service Center. Changes to the Total Specified Amount will become effective on the next monthly policy anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date. However, no change will take effect unless the Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Nationwide may limit the number of Total Specified Amount changes to one increase and one decrease each policy year. Changes to the Total Specified Amount will typically alter the Death Benefit.

Increases
To increase the Total Specified Amount, the policy owner must provide satisfactory evidence of insurability. The Insured must be Attained Age 85 or younger at the time of the request. Any request to increase the Total Specified Amount must be at least $10,000. An increase in the Total Specified Amount may cause an increase in the Net Amount At Risk. Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase. An increase in the Base Policy Specified Amount and/or Rider Specified Amount may require the policy owner to make larger or additional Premium payments in order to avoid Lapsing the policy. An additional Underwriting and Distribution Charge and surrender charge schedule will also apply whenever the Base Policy Specified Amount is increased.
Decreases
The policy owner may request to decrease the Total Specified Amount. Nationwide applies Total Specified Amount decreases to the most recent Base Policy Specified Amount and/or Rider Specified Amount increase and continues applying the decrease backwards while still maintaining the original Total Specified Amount. Decreases to the Total Specified Amount may decrease the amount of policy charges. Decreases may also result in a surrender charge being assessed, see Surrender Charge. Nationwide will deny any request to reduce the Base Policy Specified Amount below the minimum Base Policy Specified Amount shown on the Policy Data Page. Nationwide will also deny any request that would disqualify the policy as a contract for life insurance.
Right to Exchange
The policy owner has an exchange right under the policy. At any time within the first 24 months of coverage from the Policy Date, the policy owner may surrender the policy and use the Cash Surrender Value to purchase a new policy on the Insured’s life without evidence of insurability.
To invoke this right, the policy must be In Force and not in the Grace Period, and the policy owner must submit a written request to the Service Center on approved forms.
The new policy may be one of Nationwide’s available fixed benefit individual life insurance policies. The death benefit on the new policy may not be greater than the Death Benefit on this policy immediately prior to the exchange date. The new policy will have the same Total Specified Amount, Policy Date, and issue age. Nationwide will base Premium payments on the rates in effect for the same sex, Attained Age, and underwriting class of the Insured on the exchange date, unless otherwise required by state law. The policy owner may transfer Indebtedness to the new policy.
Exchange requests must be made on Nationwide forms and submitted to the Service Center. The policy must be In Force and not in a Grace Period. The policy owner must pay a Surrender Charge if applicable and surrender the policy to Nationwide. The policy owner must pay any money due on the exchange (any amount needed to ensure that the Cash Surrender Value of the new policy is the same as the Cash Surrender Value of this policy). The policy owner may request that any excess of the Cash Surrender Value of this policy over the Cash Surrender Value of the new policy be paid to the policy owner. The exchange may have adverse tax consequences. The new policy will take effect on the exchange date only if the Insured is alive. This policy will terminate when the new policy takes effect.
After the first 24 months of coverage, the policy owner may still surrender the policy and use the Cash Surrender Value to purchase a new policy on the Insured’s life. However, issuance of the new policy will depend on the Insured providing satisfactory evidence of insurability.
Annual Option to Purchase Paid Up Coverage
On each policy anniversary, the policy owner has the option to surrender the policy and apply the Cash Surrender Value to purchase extended term insurance without evidence of insurability. The amount of the extended term insurance will equal the Death Benefit, less any Indebtedness. The extended term insurance coverage will be in effect for as long a period as the Cash Surrender Value will purchase at the Insured's Attained Age on the date of transfer. The Cash Value of the extended term insurance, at any time, will be equal to the cost of the extended term insurance at the Insured's Attained Age at that time. The cost of the extended term insurance will be based on an interest rate of 3% and the 2001 Commissioner’s Standard Ordinary Mortality Select and Ultimate Table, distinct by sex and rate class.
Additionally, on each policy anniversary, the policy owner has the option to surrender the policy and apply the Cash Surrender Value to purchase a guaranteed fixed paid-up benefit without evidence of insurability. The amount of the fixed paid-up benefit will be the amount of benefit that the Cash Surrender Value can purchase at the Insured's Attained Age on the date of the transfer, but before the deduction of monthly policy charges. The Cash Value of the paid-up benefit equals the cost of the fixed paid-up benefit at the Insured's Attained Age at the time the paid-up benefit is calculated. The cost is calculated using an interest rate of 3% and the policy's guaranteed mortality table.
Terminating the Policy
There are several ways that the policy can terminate. The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends. The policy will also terminate if it is fully surrendered.
Terminating the policy may result in adverse tax consequences.
Assigning the Policy
The policy owner may assign any or all rights under the policy while it is In Force, subject to Nationwide’s approval. The beneficiary's interest will be subject to the person or entity to which the policy owner assigned rights. Assignments must be in writing on a form satisfactory to Nationwide. Assignments will become effective on the date signed, unless otherwise specified by the policy owner, and are subject to any payments or actions taken by Nationwide before it is received and recorded at the Service Center. Nationwide is not responsible for the sufficiency or validity of any assignment. Assignments will be subject to any Indebtedness, policy liens, garnishments, court orders, and any previous assignments.
Reminders, Reports, and Illustrations
Nationwide will send scheduled Premium payment reminders and transaction confirmations to policy owners upon request. Nationwide will also send semi-annual and annual statements that show:
•	the Total Specified Amount;
•	minimum monthly Premiums;
•	Premiums paid;
•	all charges since the last report;
•	the current Cash Value;
•	the Cash Surrender Value; and
•	Indebtedness.
Confirmations of individual financial transactions, such as transfers, partial Surrenders, and loans are generated and mailed automatically. Copies may be obtained by contacting the Service Center. Alternatively, policy owners may receive information faster and reduce the amount of mail received by signing up for the eDelivery program. Go to www.nationwide.com/login to change document delivery preferences.
Nationwide will send these reminders and reports to the address provided on the application unless directed otherwise. At any time after the first policy year, policy owners may ask for an illustration of future benefits and values under the policy, see Illustration Charge.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS
When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple policy owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the policy owner(s). Household delivery will continue for the life of the policies. A policy owner can revoke their consent to household delivery and reinstitute individual delivery by contacting the Service Center. Individual delivery will resume within 30 days after receiving such notification.
Standard Policy Charges
Deductions for charges are taken from Premium payments and/or the Cash Value, as applicable, to compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed. Certain expenses may be recovered utilizing more than one charge. Nationwide may generate a profit from any of the charges assessed under the policy.
Monthly charges are deducted from Cash Value beginning on the Policy Date. Charges are taken proportionally from the Sub-Accounts and the Fixed Account, except for the Mortality and Expense Risk Charge which is only deducted proportionally from the Sub-Accounts, unless the policy owner elects Directed Monthly Deductions. Charges taken against allocations to the Sub-Accounts are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account. Nationwide does not deduct policy charges or Rider charges from the Cash Value attributable to the policy loan account. For a complete description of how interest is credited and charged, see Policy Loans.
Policy and Rider charges reflect costs and risks associated with issuing the policy and Rider(s). Certain charges will vary based upon the individual characteristics of the Insured. The Insured is assigned to an underwriting class based upon his/her age, sex (if not unisex classified), smoker status, type of evidence of insurability, and insurability status. The policy owner can request an illustration of specific costs and/or see the Policy’s Data Pages for information about specific charges of their policy.
Nationwide may change policy and/or Rider charges and rates under the policy at any time. Changes in policy and/or Rider charges and rates will vary by changes in future expectations for factors including, but not limited to, Nationwide’s investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Changes to policy and/or Rider charges and rates will be on a uniform basis for Insured's of the same Issue Age, sex, rate class, rate type, any Substandard Rating, Base Policy Specified Amount and Spouse Life Insurance Rider Specified Amount (if applicable) whose policies have been In Force for the same length of time. If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Any changes will be determined in accordance with state law. Policy and Rider charges will never exceed the maximum charges shown in the fee tables, see In Summary: Fee Tables.
Premium Load
Premium Load is comprised of the Sales Load and Premium Taxes. It will vary by policy based on the amount of Premium paid. It is deducted from each Premium payment to partially reimburse Nationwide for sales expenses and Premium taxes, and other expenses, including acquisition costs. The Premium Load also provides revenue to compensate Nationwide for assuming risks associated with the policy, and revenue that may be a profit.
Sales Load
Sales Load (as part of the Premium Load) is deducted from each Premium payment to cover sales expenses. The guaranteed maximum Sales Load is equal to an annualized rate of $65 per $1,000 of Premium. For policies issued before May 1, 2011, the guaranteed maximum Sales Load decreases to 4.5% in policy year six and 1.5% in policy year 16.

Currently, the amount of the Sales Load is based on the following schedule:
Policy Year	Premium up to the Commissionable Target Premium	Premium in excess of the Commissionable Target Premium
1-5	6.5%	2.5%
6-15	4.5%	1.5%
16+	1.5%	1.5%
Commissionable Target Premium
The Commissionable Target Premium referred to above is the amount of premium Nationwide needs to recoup the cost of the initial sales expense and future maintenance costs of the policy. The Commissionable Target Premium varies by individual characteristics of the Insured. An Illustration may be obtained through a registered representative or by contacting the Service Center.
Nationwide may waive the Sales Load on the initial Premium paid into this Policy as part of a Nationwide sponsored exchange program to another policy as permitted under the securities laws and/or rules or by order of the SEC.
Premium Taxes
Premium Taxes (as part of the Premium Load) are deducted from each Premium payment to reimburse Nationwide for state and local premium taxes (at the estimated rate of 2.25%) and for federal premium taxes (at the estimated rate of 1.25%). The current (and guaranteed maximum) Premium Tax is $35 per $1,000 of Premium. This amount is not the actual amount of the tax liability Nationwide incurs. It is an estimated amount. If the actual tax liability is more or less, Nationwide will not adjust the charge retroactively.
Short-Term Trading Fees
Some mutual funds offered under the policy may assess (or reserve the right to assess) a short-term trading fee (sometimes called "redemption fee" by the mutual fund) in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.
Short-Term Trading Fees are intended to compensate the mutual fund (and policy owners with interests allocated in the Sub-Account) for the negative impact on mutual fund performance that may result from frequent, short-term trading strategies. Short-Term Trading Fees are not intended to affect the large majority of policy owners not engaged in such strategies.
Any Short-Term Trading Fee assessed by any mutual fund available in conjunction with the policy will equal 1% of the amount determined to be engaged in short-term trading. Short-Term Trading Fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees (see the mutual fund's prospectus). Any Short-Term Trading Fees paid are retained by the mutual fund and are part of the mutual fund's assets. Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account. Nationwide will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.
For a complete list of the Sub-Accounts that assess (or reserve the right to assess) a Short-Term Trading Fee, see Appendix A: Sub-Account Information.
If a Short-Term Trading Fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading. The separate account will then pass the Short-Term Trading Fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the Short-Term Trading Fee from that policy owner's Sub-Account value. All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by Nationwide or the separate account.
When multiple allocations are made to a Sub-Account that is subject to Short-Term Trading Fees, transfers out of that Sub-Account will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees. In other words, Accumulation Units held the longest time will be treated as being transferred first, and Accumulation Units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to Short-Term Trading Fees, including:
•	scheduled and systematic transfers, such as those associated with dollar cost averaging programs and asset rebalancing programs (if available);
•	policy loans;
•	full or partial surrenders; or
•	payment of the Proceeds.
New share classes of certain currently available mutual funds may be added as investment options under the policy. These new share classes may require the assessment of Short-Term Trading Fees. When these new share classes are added, new Premiums and transfers to the Sub-Accounts in question may be limited to the new share class.
Illustration Charge
Illustration Charges are not deducted from Premium payments or Cash Value; rather they are paid at the time of an illustration request. Nationwide currently waives the Illustration Charge. The charge is intended to compensate Nationwide for the administrative costs of generating illustrations. Nationwide may elect in the future to assess an Illustration Charge. It will not exceed $25 per illustration requested.
Partial Surrender Fee
Partial Surrender Fees are deducted proportionally from the Sub-Accounts and Fixed Account. Nationwide currently waives the Partial Surrender Fee. The fee is intended to compensate Nationwide for the administrative costs associated with calculating and generating the surrender amount. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.
Surrender Charge
A Surrender Charge is deducted proportionally from Sub-Account and Fixed Account allocations if the policy is surrendered or Lapsed. When considering the potential impact of surrender charges, the policy owner should remember that variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Attempting to minimize surrender charges by choosing a lower Base Policy Specified Amount may result in inadequate death benefit coverage, and paying less first year Premium to minimize surrender charges may result in higher cost of insurance charges and a greater chance the policy could Lapse.
The Surrender Charge is assessed to compensate Nationwide for policy underwriting expenses and sales expenses, including processing applications, conducting medical exams, determining insurability, and establishing policy records.
The surrender charge is comprised of two components: the underwriting component and the sales component.
The underwriting component equals the product of the Base Policy Specified Amount and the administrative target factor. The administrative target factor is actuarially derived and is used to determine how much Nationwide should charge per Premium payment for underwriting expenses. The administrative target factor varies by the Total Specified Amount and the Insured's age when the policy was issued. A table showing the Administrative Target Factors can be found in Appendix C: Surrender Charge Examples.
The sales component is the lesser of the following two amounts: (1) the product of the Base Policy Specified Amount, divided by 1,000, and the surrender target factor; and (2) the sum of all Premium payments received during the first policy year. The surrender target factor is actuarially derived and is used to determine how much Nationwide should charge per Premium payment for sales expenses. The surrender target factor varies by the Insured's sex and the Insured's Issue Age. A table showing the Surrender Target Factors can be found in Appendix C: Surrender Charge Examples.
The initial Surrender Charge is the sum of the underwriting component and the surrender charge percentage. The surrender charge percentage that varies by the Insured's Issue Age, sex, underwriting class, Total Specified Amount, death benefit option, and ranges between 20% to 65% of the sales component. A table showing the applicable Surrender Charge Percentage can be found in Appendix C: Surrender Charge Examples.

Generally, surrender charges will be greater for Insureds who are older or in poor health and less for Insureds who are younger or in good health. For a given Insured, larger Base Policy Specified Amounts will produce greater surrender charges. In addition, surrender charges will increase with the amount of Premium received in the first policy year, or first year after a Base Policy Specified Amount increase, up to the maximum surrender charge Nationwide is permitted by law to assess for this policy. Beyond this point, increasing the first year Premium will not impact surrender charges.
Depending on the policy year of the surrender and the Insured's age at the time of policy issuance or at the time an increase becomes effective, the actual Surrender Charge paid will be a decreasing percentage of the initial Surrender Charge, as set forth in the following table:
Reduction of Surrender Charges
Policy year calculated from the Policy Date or effective date of Base Policy Specified Amount Increase:	Surrender Charge, as a percentage of the initial Surrender Charge:
	Issue Ages 0-49	Issue Ages 50+
1	100%	100%
2	100%	95.0%
3	100%	90.0%
4	95.0%	85.0%
5	87.5%	77.5%
6	80.0%	70.0%
7	72.5%	60.0%
8	65.0%	50.0%
9	57.5%	40.0%
10	50.0%	30.0%
11	40.0%	20.0%
12	30.0%	10.0%
13	20.0%	0%
14	10.0%	0%
15 and thereafter	0%	0%
Base Policy Specified Amount Increases
Each increase to the Base Policy Specified Amount (referred to as segments) will have its own Surrender Charge. The Surrender Charge for each Base Policy Specified Amount segment, when added together, will equal the total Surrender Charge.
Base Policy Specified Amount Decreases
A Surrender Charge will be deducted when a requested Base Policy Specified Amount decrease removes an entire segment of coverage. Base Policy Specified Amount decreases that do not remove an entire segment of coverage, or occur as a result of a partial surrender or change in death benefit option that does not reduce the Net Amount At Risk, will not be assessed a Surrender Charge at the time of the policy change. Instead, the Surrender Charge associated with the policy change will be deferred and will continue to reduce over time. If the policy is subsequently terminated by a complete surrender or Lapse, all Surrender Charges, including any deferred Surrender Charge, will be deducted.
Surrender Charge Waiver
Nationwide will waive the surrender charge if the policy owner elects to surrender the policy in exchange for a plan of permanent fixed life insurance offered by Nationwide, as described in the Right to Exchange section, subject to the following:
•	the exchange and waiver are subject to new evidence of insurability and Nationwide’s underwriting approval; and
•	the policy owner has not invoked any of these Riders:
❍	Premium Waiver Rider;
❍	Waiver of Monthly Deductions Rider; or
❍	Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider.

Cost of Insurance Charge
A Cost of Insurance Charge is deducted proportionally from Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and on each monthly anniversary of the Policy Date. The charge is intended to cover Nationwide’s expenses associated with providing expected mortality benefits and assuming certain risks associated with the policy, and to cover other expenses, including acquisition costs, and state and federal taxes. Nationwide may also profit from this charge.
The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate. The cost of insurance rate will vary by the Insured’s sex, issue age, and underwriting class, any Substandard Ratings, how long the policy has been In Force, and the Base Policy Specified Amount and Spouse Life Insurance Rider Specified Amount (if applicable). The cost of insurance rate is based on Nationwide’s expectations as to future mortality and expense experience, investment earnings, persistency, and taxes.
There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase. The cost of insurance rate(s) will never be greater than what is shown on the Policy Data Pages.
Flat Extras and Substandard Ratings
Nationwide may inquire about the occupation and activities of the Insured through the underwriting process. If the activities or occupation of the Insured cause an increased health or accident risk, it may result in the Insured receiving a Substandard Rating. If this is the case, Nationwide may add an additional component to the Cost of Insurance Charge called a "Flat Extra Charge." The Flat Extra Charge accounts for the increased risk of providing life insurance when one or more of these factors apply to the Insured. The Flat Extra Charge is a component of the total Cost of Insurance Charge, so if applied it will be deducted from Cash Value on the Policy Date and the monthly anniversary of the Policy Date. The monthly Flat Extra Charge is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk. If a Flat Extra Charge is applied, it is shown in the Policy Data Pages. In no event will the Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum charge shown in In Summary: Fee Tables.
Nationwide will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, Substandard Ratings, and Base Policy Specified Amount and Spouse Life Insurance Rider Specified Amount (if applicable), if the policies have been In Force for the same length of time. If a change in the cost of insurance rates causes an increase to a policy’s Cost of Insurance Charge, the policy's Cash Value could decrease. If a change in the cost of insurance rates causes a decrease to the policy’s Cost of Insurance Charge, the policy's Cash Value could increase.
Mortality and Expense Risk Charge
Nationwide deducts a monthly Mortality and Expense Risk Charge proportionally from the policy's Cash Value allocated to the Sub-Accounts, unless the policy owner elects Directed Monthly Deductions, on each monthly anniversary of the Policy Date. The charge will vary by policy based on the amount of Cash Value allocated to the Sub-Accounts and the length of time the policy has been In Force. The charge compensates Nationwide for assuming the risk associated with mortality and expense risk costs. The mortality risk is that the Insured will not live as long as expected. The expense risk is that the costs of issuing and administering the policy will be more than expected. This charge is in addition to any charges assessed by the mutual funds underlying the Sub-Accounts.
The maximum guaranteed Mortality and Expense Risk Charge is equal to an annualized rate of $8.00 per $1,000 of all Cash Value allocated to the Sub-Accounts for policy years 1-15, and $3.00 per $1,000 of all Cash Value allocated to the Sub-Accounts for policy years 16 and later. Currently, the amount assessed is based on the following schedule:
Cash Value	Policy Years 1 – 15	Policy Years 16+
Charge for first $250,000 of Cash Value allocated to Sub-Accounts	$8.00 per $1,000	$3.00 per $1,000
Charge for Cash Value allocated to Sub-Accounts in excess of $250,000	$3.00 per $1,000	$2.00 per $1,000
This means that on a current basis, the Mortality and Expense Risk Charge rate will decrease the longer the policy remains In Force and as greater amounts of Cash Value are allocated to the Sub-Accounts, subject to allocation of sufficient dollar amounts to qualify for the lower current rates.

Administrative Per Policy Charge
An administrative charge is deducted proportionally from the policy's Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and each monthly anniversary of the Policy Date. The charge reimburses Nationwide for the costs of maintaining the policy, including accounting and record-keeping. The charge is currently $9 per month in all years. The maximum guaranteed charge is $9 per month in all years.
Underwriting and Distribution Charge
An Underwriting and Distribution Charge is deducted proportionally from the policy's Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and each monthly anniversary of the Policy Date. The charge will vary by policy based on the Base Policy Specified Amount, the length of time the policy has been In Force, and the Attained Age of the Insured on the Policy Date. The Underwriting and Distribution Charge is intended to compensate Nationwide for sales, underwriting, distribution, and issuance of the policy.
The Underwriting and Distribution Charge will be assessed for seven years for Base Policy Specified Amounts issued at ages 0-39, and five years for Base Policy Specified Amounts issued at age 40 or higher, as measured from the Policy Date for the initial Base Policy Specified Amount, and from the effective date of any increase in the Base Policy Specified Amount. The following table shows the current charges assessed followed by a table showing the maximum possible charges.
Current Underwriting and Distribution Charge
Issue Age	Per $1,000 Charge for the first $250,000 of the Base Policy Specified Amount	Per $1,000 Charge for Base Policy Specified Amount in excess of $250,000
0-8	$ 0.08	$ 0.08
9-17	$ 0.09	$ 0.08
18-24	$ 0.10	$ 0.08
25-33	$ 0.11	$ 0.08
34-35	$ 0.12	$ 0.08
36-37	$ 0.12	$ 0.08
38-39	$ 0.13	$ 0.07
40-41	$ 0.16	$ 0.06
42-45	$ 0.17	$ 0.05
46-50	$ 0.17	$ 0.05
51-55	$ 0.18	$ 0.05
56-60	$ 0.19	$ 0.05
61-70	$ 0.20	$ 0.05
71-85	$ 0.20	$ 0.05
Guaranteed Maximum Underwriting and Distribution Charge
Issue Age	Per $1,000 Charge for the first $250,000 of Base Policy Specified Amount	Per $1,000 Charge for Base Policy Specified Amount in excess of $250,000
0-8	$ 0.08	$ 0.08
9-17	$ 0.09	$ 0.09
18-24	$ 0.10	$ 0.10
25-33	$ 0.11	$ 0.10
34-35	$ 0.12	$ 0.10
36-37	$ 0.12	$ 0.10
38-39	$ 0.13	$ 0.10
40-41	$ 0.16	$ 0.10
42-45	$ 0.17	$ 0.10
46-50	$ 0.17	$ 0.10
51-55	$ 0.18	$ 0.10
56-60	$ 0.19	$ 0.10
61-70	$ 0.20	$ 0.10
71-85	$ 0.20	$ 0.10

Mutual Fund Operating Expenses
In addition to the policy charges, there are also charges associated with the mutual funds in which the Sub-Accounts invest. Policy owners do not pay these charges directly, but these charges do affect the value of the assets allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that Nationwide subsequently uses to value Sub-Account units. The underlying mutual funds' prospectuses contain additional information about these charges. Policy owners may contact the Service Center to receive, free of charge, copies of the prospectuses for any of the underlying mutual funds available under the policy.
Reduction of Charges
The policy may be purchased by individuals, corporations, and other entities. Nationwide may reduce or eliminate certain charges (Sales Load, Surrender Charge, administrative charges, Cost of Insurance Charge, or other charges) where the size or nature of the group allows Nationwide to realize savings with respect to sales, underwriting, administrative, or other costs. Where prohibited by state law, Nationwide will not reduce charges associated with the policy.
Nationwide determines the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium Nationwide expects to receive; the total cash value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time Nationwide expects the individual policies to be in force; and any other circumstances which are rationally related to the expected reduction in expenses.
Nationwide may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges. Policy owners should consult with a registered representative about reductions available and, where appropriate, obtain an illustration demonstrating the impact of any reduced charges on the policy.
Nationwide may change both the extent and the nature of the charge reductions. Any charge reductions will be applied in a way that is not unfairly discriminatory to policy owners and will reflect the differences in costs of services provided.
Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The policies are based upon actuarial tables that distinguish between men and women unless the purchaser is an entity and requests non-sex distinct tables be used for underwriting. The policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing the policy.
A Note on Charges
During a policy's early years, the expenses Nationwide incurs in distributing and establishing the policy exceed the deductions. Nevertheless, Nationwide expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, Nationwide has designed the policy with features and investment options that it believes support and encourage long-term ownership.
Nationwide makes many assumptions and accounts for many economic and financial factors when establishing the policy's fees and charges. The following is a discussion of some of the factors that are relevant to the policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Distribution, promotional, and sales expenses include amounts paid to broker-dealer firms as commissions, expense allowances, and marketing allowances. Nationwide refers to these expenses collectively as "total compensation."
Nationwide has the ability to customize the total compensation package of its broker-dealer firms. Nationwide may vary the form of compensation paid or the amounts paid as commission, expense allowance, or marketing allowance; however, the total premium based compensation will not exceed the maximum (99% of first year Premiums, 22% of second year Premiums, 20% of third year Premiums, 10% of fourth year Premiums, and 3% of renewal Premium after the fourth year). Commission may also be paid as an asset-based amount instead of a Premium-based amount. If an asset-based commission is paid, it will not exceed 0.40% of the non-loaned Cash Value per year.

Marketing allowance is based on a firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products.
The actual amount and/or forms of total compensation paid depend on factors such as the level of premiums Nationwide receives from respective broker-dealer firms and the scope of services the firms provide. Some broker-dealer firms may not receive maximum total compensation.
Individual registered representatives typically receive a portion of the commissions/total compensation paid, depending on their arrangement with their broker-dealer firm. Policy owners should consult the registered representative to know the exact compensation arrangement associated with this policy.
Information on Underlying Mutual Fund Service Fee Payments
Nationwide's Relationship with the Underlying Mutual Funds
The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily. The separate account (not the policy owners) is the underlying mutual fund shareholder. When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. Nationwide incurs these expenses instead.
Nationwide also incurs the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.
An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the policy and may pay Nationwide or its affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.
Types of Payments Nationwide Receives
In light of the above, the underlying mutual funds or their affiliates make certain payments to Nationwide or its affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies Nationwide and its affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by the Nationwide companies in promoting, marketing and administering the policies and underlying funds. Nationwide may realize a profit on the payments received.
Nationwide or its affiliates receive the following types of payments:
•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
•	Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.
Furthermore, Nationwide benefits from assets invested in affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because these affiliates receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services provided. Overall, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Nationwide took into consideration the anticipated mutual fund service fee payments from the underlying mutual funds when it determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds). Without these mutual fund service fee payments, Nationwide would have imposed higher charges under the policy.

Amount of Payments Nationwide Receives
For the year ended December 31, 2015, the underlying mutual fund service fee payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.75% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that Nationwide and its affiliates issued. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all. Because the amount of the actual payments Nationwide or its affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).
For policies owned by an employer sponsored retirement plan subject to ERISA, upon a plan trustee’s request, Nationwide will provide a best estimate of plan-specific, aggregate data regarding the amount of underlying mutual fund service fee payments Nationwide received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as a calendar year.
Identification of Underlying Mutual Funds
Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Nationwide also considers whether the underlying mutual fund's advisor or subadvisor is an affiliate or whether the underlying mutual fund, its advisor, its subadvisor(s), or an affiliate will make mutual fund service fee payments to Nationwide or its affiliates.
There may be underlying mutual funds with lower fees and expenses, as well as other variable policies that offer underlying mutual funds with lower fees and expenses. Policy owners should consider all of the fees and charges of the policy in relation to its features. Higher policy fees and charges and underlying mutual fund fees and expenses have a direct effect on the policy’s investment performance.
Policy Riders and Rider Charges
Policy owners may purchase one or more of the policy’s Riders. There may be additional charges assessed for elected Riders, see In Summary: Fee Tables. The availability, operation, and benefits of the Riders may vary by the state where the policy is issued.
Rider charges are assessed starting on the Policy Date and each monthly anniversary of the Policy Date by taking deductions from the Cash Value. If a Rider is elected after the Policy Date, Rider charges will begin to be deducted on the first monthly anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date.
Rider charges compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed by Nationwide associated with offering the Riders. Nationwide may generate a profit from any of the Rider charges.
The maximum and minimum/current Rider charges are stated in the Fee Tables, see In Summary: Fee Tables.
Note: The charge and/or benefits received under certain Riders may be treated as a distribution from the policy for income tax purposes, see Periodic Withdrawals, Non-Periodic Withdrawals in Taxes, and Policy Loans.
Overloan Lapse Protection Rider
A policy owner is able to prevent the policy from Lapsing due to Indebtedness by invoking the Overloan Lapse Protection Rider, which provides a guaranteed paid-up insurance benefit. The Rider is designed to enable the policy owner of a policy with a substantially depleted Cash Value, due to Indebtedness, to potentially avoid the negative tax consequences associated with Lapsing the policy.

Note: Neither the IRS nor the courts have ruled on the tax consequences of invoking the Overloan Lapse Protection Rider. It is possible that the IRS or a court could assert that the Indebtedness should be treated as a distribution, all or a portion of which could be taxable when the Rider is invoked. Consult with a tax advisor regarding the risks associated with invoking this Rider.
Availability
All policies for which the guideline premium/cash value corridor life insurance qualification test is elected will automatically receive the Overloan Lapse Protection Rider (state law permitting). The Rider is dormant until specifically invoked by the policy owner, at which time a one-time charge is assessed.
This Rider is not available for policies for which the cash value accumulation life insurance qualification test was elected.
Eligibility
The policy owner is eligible to invoke the Rider upon meeting the following conditions:
•	Indebtedness reaches a certain percentage of the policy's Cash Value (the percentage will range from 84% to 99% based upon the life insurance qualification test and the Insured's Attained Age);
•	The Insured is Attained Age 75 or older;
•	The policy is currently In Force and has been In Force for at least 15 years;
•	The policy's Cash Value is at least $100,000; and
•	All amounts available for partial surrender not subject to federal income tax have been taken.
The first time the policy's Indebtedness reaches the percentage that makes the policy eligible for the Rider, Nationwide will notify the policy owner of the policy's eligibility to invoke the Rider. The letter will also describe the Rider, its cost, and its guaranteed benefits. The Rider may be invoked at any time, provided that the above conditions are met.
Note: The Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider, the Spouse Life Insurance Rider, the Extended Death Benefit Guarantee Rider, and the Waiver of Monthly Deductions Rider will terminate or will need to be terminated by the policy owner prior to invoking the Overloan Lapse Protection Rider. An election to invoke the Overloan Lapse Protection Rider is irrevocable.
After Nationwide receives a request to invoke the Rider, Nationwide will adjust the policy as follows:
(1)	If not already in effect, the death benefit option will be changed to Death Benefit Option 1.
(2)	The Total Specified Amount will be adjusted to equal the lesser of: (1) the Total Specified Amount immediately before the Rider was invoked; or (2) the Total Specified A mount that will cause the Death Benefit to equal the Minimum Required Death Benefit immediately after the charge for the Rider is deducted. This "new" Total Specified Amount will be used to calculate the Death Benefit pursuant to The Death Benefit provision.
(3)	Any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider charge) will be transferred to the Fixed Account, where it will earn the minimum guaranteed fixed interest rate of the base policy (shown on the Policy Data Page).
After the above adjustments are made, the Indebtedness will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate. No additional policy charges will be assessed. No withdrawals may be taken from the policy (except for a full policy surrender). Cash Value may not be transferred out of the Fixed Account. The Death Benefit will be the greater of the Total Specified Amount or the Minimum Required Death Benefit. The policy will remain as described above for the duration of the policy.
Overloan Lapse Protection Rider Charge
The Overloan Lapse Protection Rider Charge is a one-time charge deducted at the time the Rider is invoked, and is assessed against the Cash Value allocated to the Sub-Accounts and the Fixed Account. The charge is intended to cover the administrative costs and to compensate Nationwide for the risks associated with the Rider's guaranteed paid-up death benefit. The charge is the product of the policy's Cash Value and an age-based factor ranging from 0.15% to 15.70% as shown in the Policy Data Pages.
If the Cash Value less Indebtedness is insufficient to satisfy the charge, the Rider cannot be invoked without repaying enough Indebtedness to cover the charge.

Invoking the Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.
Children's Term Insurance Rider
Subject to underwriting approval, a policy owner may purchase term life insurance on the Insured's children at any time while the policy is In Force. If an insured child dies while the policy is In Force and before the Maturity Date, the policy pays a benefit to the named beneficiary. The insurance coverage for each insured child will continue (as long as the policy is In Force) until the earlier of: (1) the policy anniversary on or next following the date the Insured's child turns age 22; or (2) the policy anniversary on which the Insured would have reached Attained Age 65. Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability. The Rider will be effective until the Rider's term expires, until the benefit is paid, or until the Rider is terminated by written request to the Service Center.
Children’s Term Insurance Rider Charge
A monthly Children's Term Insurance Rider Charge will be deducted if this Rider is elected. The Children’s Term Insurance Rider Charge compensates Nationwide for providing term insurance on the lives of each Insured child. The Rider charge is $0.43 per $1,000 of the Children's Term Insurance Rider's Specified Amount and will be assessed as long as the policy is In Force and the Rider is in effect. The Rider charge will be the same, even if the number of children covered under the Rider changes. Nationwide may decline a request to add another child based on underwriting standards.
The Children's Term Insurance Rider Charge will be deducted proportionally from the Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Children’s Term Insurance Rider Charge is deducted from the policy's Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider ("Long Term Care Rider")
The benefit associated with the Long Term Care Rider is that, upon meeting certain requirements, the policy owner is paid a benefit to assist with the costs of qualified long-term care services or qualified terminal illness. This Rider may be invoked to receive monthly benefits or a lump sum benefit.
The maximum monthly benefit will be equal to the lesser of A, B, and C where:
(A)	is 2% of the Long Term Care Rider Specified Amount at the time monthly benefits begin;
(B)	is the per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month; and
(C)	is the current Long Term Care Rider Specified Amount minus Indebtedness.
The lump sum benefit is payable only upon a qualified terminal illness as described below. Nationwide reserves the right to limit the Lump Sum Benefit to the lesser of:
(1)	25% of the Long Term Care Rider Specified Amount,
(2)	Long Term Care Rider Specified Amount minus Indebtedness, and
(3)	$50,000.
Availability
This Rider may be purchased at any time while the policy is In Force. If purchased after the Policy Date, Nationwide will require evidence of insurability. There is a free look period associated with this Rider. Within 30 days of receipt of the Rider, the policy owner may return it to the sales representative who sold it, or to the Service Center, and Nationwide will void the Rider and refund the related charges.
Invoking the Rider
To be able to invoke this Rider for monthly benefits, the Insured must be certified by a Licensed Health Care Practitioner (as defined in Section 1861(r)(1) of the Social Security Act) as:

(1)	being unable to perform without substantial assistance from another individual at least two of the following Activities of Daily Living (ADL) for a period of at least 90 days due to a loss of functional capacity: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair);
(2)	having a level of disability similar to the level of disability described in the ADL trigger as determined under regulations prescribed by the Secretary of the Treasury in consultation with the Secretary of Health and Human Services; or
(3)	requiring substantial supervision to protect such individual from threats to health and safety due to Severe Cognitive Impairment.
In addition, a 90-day waiting period, referred to as an "elimination period", must be satisfied before benefits are paid. The elimination period can be satisfied by any combination of days of Long Term Care Facility stay or days of Home Health Care, as those terms are defined in the Rider. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Rider is in effect.
To be able to invoke this Rider for a lump sum benefit, the Insured must be diagnosed by a Licensed Health Care Practitioner with a Qualified Terminal Illness. A Qualified Terminal Illness is defined as an illness or physical condition, including a physical injury, that can reasonably be expected to result in death within 12 months. Consult a tax advisor about the use of this Rider.
Terminating the Rider
This Rider will terminate upon the earliest of: payment of the maximum benefit available under the Rider, the Overloan Lapse Protection Rider is invoked, the policy matures, the policy terminates, or the Rider is terminated by the policy owner’s written request to the Service Center.
Rider Effect on Policy Values
Each Rider benefit payment will reduce the Base Policy Specified Amount by the amount of the benefit payment. Each benefit payment will also reduce the policy’s Cash Value by an amount proportional to the Base Policy Specified Amount reduction.
Long-Term Care Referral Service
If this Rider is elected, the Insured will have access to a national long-term care services referral network via a toll-free telephone number. Services include free consultation and tailored information to assist in planning and implementing a care plan. These services are currently provided through a third party. There is no separate additional charge for this service. This service is subject to availability and may be modified, suspended, or discontinued at any time upon 30 days written notice.
Rider Charge
A monthly Rider Charge will be deducted to compensate Nationwide for providing benefits upon the Insured meeting certain eligibility requirements. The Rider charge is the product of the Rider's Net Amount At Risk and the Rider’s cost of insurance rate. The Rider’s cost of insurance rate is based on Nationwide’s expectations of the Insured meeting the qualifications for Rider benefits and will vary by the Insured's sex, Issue Age, underwriting class, and any Substandard Ratings.
The Rider Charge will be deducted proportionally from Sub-Account allocations and the Fixed Account, unless the policy owner elects Directed Monthly Deductions. Because Nationwide deducts the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Spouse Life Insurance Rider
The benefit associated with the Spouse Life Insurance Rider is a death benefit payable upon the death of the spouse named on the application ("Insured Spouse") to the designated beneficiary. If no beneficiary is designated, the benefit is payable to the Insured.
This Rider may be purchased at any time while the policy is In Force, subject to underwriting approval and the following age restrictions:

•	the Insured must be between Attained Age 21 and 59 (this Rider is no longer available on or after the policy anniversary on which the Insured reaches Attained Age 59); and
•	the Insured Spouse must be between Attained Age 18 and 69 at the time this Rider is elected.
This Rider will terminate on the earliest of: the policy anniversary on which the Insured Spouse reaches Attained Age 70, the date the Overloan Lapse Protection Rider is invoked, the date the Rider is converted to a new policy, the date the policy matures, or until the Rider or policy is terminated by written request to the Service Center.
This Rider has a conversion right. The Insured Spouse may exchange this Rider's benefit for a level premium, level benefit, permanent plan of whole life insurance, subject to limitations.
Upon conversion, the Cash Value of the policy to which this Rider is attached will not be affected. No evidence of the Insured Spouse’s insurability is required for conversion. The following are required to exercise this conversion right:
(1)	the request must be submitted in writing to the Service Center;
(2)	the conversion right must be exercised while both:
(a)	the policy and Rider are In Force and not in a Grace Period (if the Insured under the policy dies anytime while this policy and Rider are In Force, the conversion must be applied for within 90 days after Nationwide receives proof of death for the Insured); and
(b)	prior to the Rider anniversary date on which the Insured Spouse reaches Attained Age 66;
(3)	the amount of coverage available for any new policy purchased under this right of conversion is subject to the following:
(a)	the coverage amount of the new policy must be for the greater of $10,000 or the minimum amount available for the new policy under Nationwide’s policy issuance guidelines at the time; but
(b)	no more than 100% of the Spouse Life Insurance Rider Specified Amount;
(4)	the new policy must be for a plan of insurance Nationwide is issuing on the date of conversion;
(5)	the Premium for the new policy will be based on the rates in effect on the date of conversion;
(6)	the Premium rate for the new policy will be based on the Attained Age of the Insured Spouse on the date of conversion, the same class of risk as this Rider, if available, and the rates in use at that time. If this Rider's risk class is not available for the new policy, the next best risk class available will apply; and
(7)	no supplemental benefits or additional coverage may be added without evidence of the Insured Spouse's insurability and Nationwide’s consent.
The effective date of the new policy will be the date of conversion. The incontestability and suicide periods of the new policy will start on the effective date of this Rider.
Spouse Life Insurance Rider Charge
A monthly Rider charge is deducted if this Rider is elected. The Spouse Life Insurance Rider Charge compensates Nationwide for providing term insurance on the life of the Insured Spouse. The Rider charge is the product of the Spouse Life Insurance Rider's Specified Amount and the Insured Spouse life insurance cost of insurance rate. The Insured Spouse life insurance cost of insurance rate is based on Nationwide’s expectations as to the mortality of the Insured Spouse. The Insured Spouse life insurance cost of insurance rate will vary by the Insured Spouse's sex, Attained Age, underwriting class, any Substandard Ratings, and the Spouse Life Insurance Rider's Specified Amount.
The Spouse Life Insurance Rider Charge will be deducted proportionally from the Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Spouse Life Insurance Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Decreases in the Base Policy Specified Amount may result in a corresponding decrease in the Spouse Life Insurance Rider's Specified Amount.

Accidental Death Benefit Rider
The benefit associated with the Accidental Death Benefit Rider is the payment of a benefit to the named beneficiary, in addition to the Death Benefit, upon the Insured's accidental death. Accidental death means the Insured died within 90 days of sustaining, and as a result of, bodily injury caused by external, violent, and accidental means from a cause other than a risk not assumed. Risks not assumed vary by state. The policy owner should contact the Service Center to obtain a copy of the Accidental Death Benefit Rider applicable to the policy.
Subject to Nationwide’s underwriting approval, the Rider may be purchased at any time on or after the policy anniversary on which the Insured reaches Attained Age 5 and before the policy anniversary on which the Insured reaches Attained Age 65 (while the policy is In Force). The Rider coverage continues until the Insured reaches Attained Age 70. This Rider will be effective until the Rider's term expires, until the benefit has been paid, or until the Rider is terminated by written request to the Service Center.
Accidental Death Benefit Rider Charge
A monthly Accidental Death Benefit Rider Charge is deducted if you elect this Rider. The Accidental Death Benefit Rider Charge compensates Nationwide for providing coverage in the event of the Insured's accidental death. The Rider Charge is the product of the Accidental Death Benefit Rider's Specified Amount and the accidental death benefit cost of insurance rate. The accidental death benefit cost of insurance rate is based on Nationwide’s expectations as to the likelihood of the Insured's accidental death. The accidental death benefit cost of insurance rate will vary by the Insured's Attained Age and any Substandard Ratings.
The Accidental Death Benefit Rider Charge will be deducted proportionally from the Sub-Account allocations and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Accidental Death Benefit Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Premium Waiver Rider
Subject to Nationwide’s underwriting approval, this Rider may be purchased at any time on or after the policy anniversary on which the Insured reaches Attained Age 21 and before the policy anniversary on which the Insured reaches Attained Age 59 (while the policy is In Force).
Rider Benefit
The benefit associated with the Premium Waiver Rider is a monthly credit to the policy upon the Insured's total disability for six consecutive months not caused by a risk not assumed. Risks not assumed vary by state. Contact the Service Center to obtain a copy of the Premium Waiver Rider applicable to the policy.
The amount credited to the policy will be the lesser of:
•	the Premium specified by the policy owner; or
•	the average actual monthly Premiums paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).
The monthly credit applied pursuant to the Rider may not be sufficient to keep the policy from Lapsing. If the policy Lapses while Rider benefits are being paid, the Rider benefit will be applied to purchase an equivalent guaranteed level premium, level benefit to age 65 term policy. Purchasing this Rider could help preserve the Death Benefit.
Benefit Duration
If the Insured is younger than age 63 at the time of the total disability, the Rider coverage continues until the Insured turns age 65. If the Insured is age 63 or older at the time of the total disability, the Rider coverage continues for two years. This Rider is effective until the Rider's term expires (unless a benefit is being paid under the Rider) or until the Rider is terminated by written request to the Service Center.
Interaction with the Waiver of Monthly Deductions Rider
This Rider cannot be elected if the Waiver of Monthly Deductions Rider is elected, see Waiver of Monthly Deductions Rider.

Premium Waiver Rider Charge
A monthly Premium Waiver Rider Charge will be deducted if this Rider is elected. The Premium Waiver Rider Charge compensates Nationwide for crediting the policy with the amount of scheduled due and payable Premium payments upon the Insured's total disability for six consecutive months.
The Rider Charge is the product of the Rider's benefit (the monthly policy credit) and the premium waiver cost rate. The premium waiver cost rate is based on Nationwide’s expectations as to likelihood of the Insured's total disability for six consecutive months. The premium waiver rider monthly rates are established at issue and will not change while the Rider remains In Force.The premium waiver cost rates will vary by policy based on the Insured's sex, Attained Age, underwriting class, and any Substandard Ratings.
The Premium Waiver Rider Charge will be deducted proportionally from the Sub-Account allocations and Fixed Account, unless the policy owner elects Directed Monthly Deductions. Because the Premium Waiver Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Change of Insured Rider
The Rider is only available in connection with policies issued to corporate entities or in other business contexts where the primary purpose is to provide protection or benefits to employees. The Rider is not available to individuals outside of these limited business purposes. The benefit associated with the Change of Insured Rider is that the policy owner may designate a new Insured at any time after the Policy Date, subject to insurability and the conditions below. If this Rider is invoked, the policy charges after the change will be based on the underwriting classification and characteristics of the new Insured.
The amount of insurance coverage after the change date will be the Total Specified Amount shown on the application to change the Insured provided that (1) the policy continues to qualify as life insurance under the Code, and (2) such Total Specified Amount equals or exceeds the minimum Total Specified Amount shown on the Policy Data Pages. Coverage of the new Insured will become effective on the change date. Coverage of the previous Insured will terminate on the day before the change date. The change date is the first monthly anniversary on or next following the date the change of Insured conditions are met. The Policy Date will not change.
Change of Insured conditions:
(1)	At the time of the change, the new Insured must have the same business relationship to the policy owner as did the previous Insured.
(2)	The new Insured may be required to submit satisfactory evidence of insurability.
(3)	The new Insured must satisfy Nationwide’s underwriting requirements.
(4)	The policy must be In Force and not be in a Grace Period at the time of the change.
(5)	The new Insured must have been at least age 18 on the Policy Date.
(6)	The policy owner must make written application to change the Insured to the Service Center.
(7)	This rider will terminate if benefits under the Extended Death Benefit Guarantee Rider begin. If benefits under this rider are invoked, the Extended Death Benefit Guarantee Rider will terminate.
Federal income tax consequences may result from a change in insured. For federal income tax purposes the substitution of a new insured is treated as an exchange of the policy for another life insurance policy. Because the new insured is not the same as the insured that was substituted, the tax free treatment for policy exchanges under Code Section 1035 may not be available because the requirement that the insured under the policy relate to the same individual would not be met; consequently, the excess Cash Surrender Value over the investment in the policy would be taxable as ordinary income. The foregoing is not comprehensive and cannot replace personalized advice provided by a competent tax professional. The policy owner should seek competent tax advice regarding the tax treatment of the policy when contemplating a change of insured.
Change of Insured Rider Charge
There is no charge associated with the Change of Insured Rider.

Additional Term Insurance Rider
The benefit associated with the Additional Term Insurance Rider is term life insurance on the Insured, in addition to that under the base policy. The Death Benefit Proceeds attributable to the Additional Term Insurance Rider are payable to the beneficiary upon the Insured's death if the Additional Term Insurance Rider is still In Force. The Additional Term Insurance Rider has no cash value and no loanable value nor does it modify any cash or loan values of the base policy. Policy owners should request illustrations showing the impact of purchasing coverage with and without the Additional Term Insurance Rider.
Subject to Nationwide’s underwriting approval, this Rider may be purchased at any time while the policy is In Force and until the Insured reaches Attained Age 85. If purchased after the Policy Date, Nationwide will require evidence of insurability. The death benefit option for the base policy will also be the death benefit option for the Additional Term Insurance Rider.
The Additional Term Insurance Rider coverage terminates on the earliest of the following dates:
•	The date the Insured dies;
•	The Maturity Date of the base policy;
•	The date the Rider and/or base policy Lapse; or
•	The date the policy terminates for any reason.
The policy owner cannot extend the Additional Term Insurance Rider coverage beyond the policy's Maturity Date, see Extending Coverage Beyond the Maturity Date.
Additional Term Insurance Rider Impact
Cost of Insurance Charges
Electing coverage under the Additional Term Insurance Rider, as opposed to electing coverage only under the base policy, should lower the policy owner's overall cost of insurance. This is due in part to the broker-dealer firm receiving less overall compensation for selling a policy with the Additional Term Insurance Rider. It is also possible that less Premium may be required to maintain to the Death Benefit over the life of the policy or that increased Premium may be needed if the Additional Term Insurance Rider is not purchased.
Guaranteed Policy Continuation Provision
This provision protects the policy from Lapse under certain conditions, see Guaranteed Policy Continuation Provision. However, coverage elected under the Additional Term Insurance Rider is not covered by this provision beyond the fifth policy year. In comparison, the base policy allows longer coverage for issue ages under Attained Age 70, see Lapse.
Additional Term Insurance Rider Charge
A monthly Additional Term Insurance Rider Charge will be deducted if the Rider is elected. The Additional Term Insurance Rider Charge compensates Nationwide for providing term life insurance on the Insured.
The monthly cost of insurance charge for this Rider is determined by multiplying the Rider monthly cost of insurance rate by the Rider death benefit. The Rider death benefit will be equal to the difference between the total Death Benefit and the base policy Death Benefit. The Additional Term Insurance Rider cost of insurance rate is based on Nationwide’s expectation as to the Insured's mortality and expense experience. The Additional Term Insurance Rider cost of insurance rate will vary by the Insured's sex, Attained Age, underwriting class, any Substandard Ratings, and the Total Specified Amount.
The Additional Term Insurance Rider Charge will be deducted proportionally from the Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Additional Term Insurance Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.

Additional Term Insurance Rider Right to Convert Coverage
At any time while the policy and the Rider are In Force, the policy owner may convert the term life insurance associated with this Rider into an equivalent amount of Base Policy Specified Amount. Converting the term life insurance associated with this Rider may impact the overall cost of the policy as the cost of insurance charges for the term life insurance are generally lower compared to the cost of insurance charges for Base Policy Specified Amount. Conversion requests must be made in writing and submitted to the Service Center. Nationwide will not require evidence of insurability upon conversion.
Waiver of Monthly Deductions Rider
Subject to Nationwide’s underwriting approval, this Rider may be purchased at any time on or after the policy anniversary on which the Insured reaches Attained Age 21 and before the policy anniversary on which the Insured reaches Attained Age 59 (as long as the policy is In Force). A policy owner may not purchase both this Rider and the Premium Waiver Rider.
Benefits Provided by this Rider
The benefit associated with the Waiver of Monthly Deductions Rider is a waiver of policy charges in the event the Insured becomes totally disabled. Monthly charges will not be waived until the Insured has been disabled for six consecutive months. No benefit is available if total disability results from a risk not assumed; risks not assumed may vary by state. Contact the Service Center to obtain a copy of the Waiver of Monthly Deductions Rider applicable to the policy.
Note: This Rider's benefit alone may not be sufficient to keep the policy from Lapsing. The policy owner may need to make additional Premium payments to prevent Lapse even while the Rider's benefit is being paid. However, while the Rider's benefit is being paid, it will cost less on a monthly basis to keep the policy In Force.
Benefit Duration
The duration of the benefit depends on the Insured's Attained Age at the beginning of the total disability. If the Insured's total disability began before the Insured reached Attained Age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches Attained Age 65) or until the Overloan Lapse Protection Rider is invoked. If the Insured's total disability begins when the Insured is between the Attained Age of 60 and 63, the benefit continues until the Insured reaches Attained Age 65. If the Insured's total disability begins after the Insured reaches Attained Age 63, the benefit continues for two years.
Waiver of Monthly Deductions Rider Charge
A monthly Waiver of Monthly Deductions Rider Charge will be deducted if this Rider is elected. The Rider charge compensates Nationwide for waiving the policy's monthly charges upon the Insured's total disability for six consecutive months. The Rider charge is the product of the monthly policy charges (excluding the cost for this Rider) and the deduction waiver cost rate. The waiver of monthly deductions cost rate is based on Nationwide’s expectations as to the likelihood of the Insured's total disability for six consecutive months. The deduction waiver cost rate varies by the Insured's Attained Age and any Substandard Ratings.
The Waiver of Monthly Deductions Rider Charge will be deducted proportionally from the Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Waiver of Monthly Deductions Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Extended Death Benefit Guarantee Rider
General Information about this Rider
This Rider is only available for election at the time of application for the policy.
This Rider provides additional Lapse protection beyond the protection provided under the Guaranteed Policy Continuation Provision of the policy. Lapse protection is designed to provide the policy owner the potential long-term benefits of investing in a variable universal life policy while protecting the policy owner from losing the life insurance coverage under the base policy due to adverse or unfavorable Investment Experience.

Note: Before electing this Rider, carefully review the Guaranteed Policy Continuation Provision. If the Lapse protection afforded under that provision of the policy is satisfactory, then this Rider should not be purchased. The Rider charge will be incurred while the Guaranteed Policy Continuation Provision of the policy is in effect. In the event Lapse protection benefits become payable during the guaranteed policy continuation period of the base policy, the benefits provided will be greater than or equal to the benefits provided under this Rider.
If this Rider is elected, and while it remains In Force, the investment options available will be limited, see Allocation Restrictions below. In addition, interaction of this Rider with other elected Riders may result in the limitation or elimination of Rider benefits, see Interaction with Other Riders below.
If the policy owner does not meet one of the Premium testing methods described in How this Rider Operates, the policy owner will not receive any coverage or benefits afforded by this Rider. In addition, if at any time after the 10th policy year the policy owner fails the 10-Year Paid-Up testing method, that method of testing will no longer be used to determine whether Rider coverage applies.
The policy owner must make two irrevocable elections at the time of application:
(1)	the portion of the Base Policy Specified Amount the policy owner wants covered by the Rider (the "Guarantee Amount"). The Guarantee Amount must be between 50% and 100% of the Base Policy Specified Amount; and
(2)	the duration of the Rider coverage expressed in full policy years (the "Guarantee Duration"). The Guarantee Duration is subject to the following limits:
(a)	the minimum Guarantee Duration that may be elected is 20 years; and
(b)	the maximum Guarantee Duration that may be elected is equal to 120 years minus the Insured's Attained Age on the Policy Date.
Allocation Restrictions
Only certain investment options are available when the Rider is elected. Nationwide selected the available Sub-Accounts on the basis of risk factors associated with the underlying mutual fund’s investment objective and Sub-Accounts were excluded from availability with this Rider on the basis of similar risk considerations.
The following allocations are permitted under this Rider:
•	the Fixed Account; and/or
•	any combination of the Sub-Accounts listed below:
•	Deutsche Variable Series II - Deutsche Global Income Builder VIP: Class A
•	Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares
•	Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
•	Nationwide Variable Insurance Trust - Loring Ward NVIT Moderate Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth & Income Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P

•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P
•	Northern Lights Variable Trust - TOPS Managed Risk Balanced ETF Portfolio: Class 3
•	Northern Lights Variable Trust - TOPS Managed Risk Growth ETF Portfolio: Class 3
•	Northern Lights Variable Trust - TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3
Certain Sub-Accounts may or may not be available depending upon when the policy was purchased, see Appendix A: Sub-Account Information for details on Sub-Account availability.
Allocations or transfers to investment options other than those listed above are not permitted while this Rider is In Force. Nationwide reserves the right to modify the list of Rider investment options upon written notice.
The policy owner may instruct Nationwide to transfer allocations back and forth between the available Rider investment options at any time while this Rider is In Force. Such transfers will be considered a transfer event. While this Rider is In Force, current and future investment allocations must be entirely (100%) to the Rider investment options listed above. Nationwide will not process a transfer request involving an investment option that is not currently available under the Rider; rather, the current allocation instructions will remain in effect. The policy owner may choose to terminate the Rider and then instruct Nationwide to make allocations under any of the investment options available under the policy. Termination of the Rider will end all charges and coverage under the Rider including payment of the Guarantee Amount.
How this Rider Operates
During the Guarantee Duration, Nationwide conducts tests to determine whether the Net Accumulated Premium actually paid is equal to or greater than the required Net Accumulated Premium under either the 10-Year Paid-Up Method or the Monthly Premium Method.
The Net Accumulated Premium actually paid equals the cumulative sum of all Premiums paid from the Policy Date to the date of the most recent monthly anniversary of the Policy Date, reduced by any partial surrenders, Indebtedness, and Returned Premium.
The required Net Accumulated Premium is what must be paid for the Rider coverage to apply. Under either test, the required Net Accumulated Premium represents the amount of Premium needed to offset Nationwide’s risk that the Insured may die during a period when the policy would otherwise Lapse. In addition to the policy owner’s elections under the Rider, the required Net Accumulated Premium for each test will vary, based on the Insured’s sex, issue age, and underwriting class, any Substandard Ratings, the Base Policy Specified Amount, death benefit option, and any other optional benefits elected.
The policy owner may decide to pay the required Net Accumulated Premium under either method. Generally, the two methods of calculation are attributable to the different ways policy owners pay Premium. The 10-Year Paid-Up Method is generally used by policy owners who pay a larger Premium during the first 10 policy years. In contrast, the Monthly Premium Method is generally used by policy owners who pay a lower Premium over a longer period of time.
Described below is how and when Nationwide determines, under each method, whether the policy owner has paid the required Net Accumulated Premium for the Guarantee Amount to apply.
(1)	10-Year Paid-Up Method – This method determines a required Net Accumulated Premium that must be paid within a 10-year period beginning on the Policy Date, regardless of the Guarantee Duration. The required Net Accumulated Premium under this test is stated in the Policy Data Pages. The test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium stated in the Policy Data Pages.
During the first 10 policy years, this test is performed on any monthly anniversary of the Policy Date on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders.

This test is also performed on the first monthly anniversary of the Policy Date after the end of the 10th policy year. If the test for the 10-Year Paid-Up Method is not satisfied at that time, Lapse protection under this method is no longer available and the test will no longer be performed. If the test for the 10-Year Paid-Up Method is satisfied with the first test after the end of the 10th policy year, Nationwide will retest at the following times while the Rider remains in effect and the conditions under this method are met:
(a)	on any monthly anniversary of the Policy Date on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders;
(b)	on any date of a partial surrender or policy loan; and
(c)	on any date there is Returned Premium.
Lapse protection is no longer available and retesting will no longer be done under the 10-Year Paid-Up Method after any of the following circumstances occur:
•	failing to satisfy the 10-Year Paid-Up Method test at any time it is performed after the end of the 10th policy year;
•	the Guarantee Duration ends or this Rider is otherwise terminated;
•	increasing the Base Policy Specified Amount;
•	changing the death benefit option; or
•	adding or increasing any Rider coverage on or after the first anniversary of the Policy Date.
If any of the circumstances above occur, the 10-Year Paid-Up Method is no longer available; however, the policy owner may still maintain the Guarantee Amount if the test under the Monthly Premium Method is satisfied.
Note: Depending on how the policy is issued, Guideline Premium/Cash Value Corridor Test or Cash Value Accumulation Test, paying Premium equal to the Net Accumulated Premium under the 10-Year Paid-Up Method may disqualify the policy as a contract for life insurance under Section 7702 of the Code. If this is the case, the policy owner can still pay Premium equal to (or in excess of) the required Net Accumulated Premium under the Monthly Premium Method. Request and carefully review illustrations of planned Rider elections, Premium payments, surrender, and/or policy loan activity before purchasing this Rider.
(2)	Monthly Premium Method – This method determines a monthly Premium amount that is stated in the Policy Data Pages. The required Net Accumulated Premium under this test is the sum of the monthly Premium amount in effect for each respective month from the Policy Date to the most recent monthly anniversary of the Policy Date. This test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium under this method.
This test is performed on any monthly anniversary of the Policy Date during the Guarantee Duration on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders.
Unless this Rider is otherwise terminated, the Monthly Premium Method test will continue to be conducted for the entire Guarantee Duration. This test cannot be lost due to policy changes or failure to meet the test on any given occasion. However, the following policy changes may result in a change to the monthly Premium amount, and therefore the required Net Accumulated Premium, under this method and are subject to Nationwide’s approval:
•	increasing or decreasing the Base Policy Specified Amount;
•	adding or increasing any Rider coverage;
•	changing the death benefit option; or
•	changing the underwriting classification of the Insured.
Situations Where the Guarantee Amount may be Modified
Any changes to the policy resulting in a decrease of the Base Policy Specified Amount, including partial surrenders, will also result in a proportional reduction of the Guarantee Amount.

How the Grace Period under the Policy Operates with this Rider
If the policy enters a Grace Period (i.e., Lapse protection is not available under the Guaranteed Policy Continuation Provision of the policy or under the Rider), then additional Premium payments will be necessary to prevent Lapse. Nationwide will notify the policy owner in writing of:
(1)	the amount of Premium required to prevent the policy from Lapsing under Grace Period and Guaranteed Policy Continuation Provision; and
(2)	the amount of Premium required to increase the Net Accumulated Premium paid so that the the Monthly Premium Method test is satisfied.
Note: Generally the amount required to prevent the policy from Lapsing under the 10-Year Paid-Up Method test, if applicable, will be greater. Contact the Service Center to obtain this amount. If the 10-Year Paid-Up Method test is not satisfied at any time after the 10th policy year, that test will no longer apply.
This Rider and the policy to which it is attached will terminate unless sufficient Premium is paid within the 61-day Grace Period. This Rider cannot be reinstated after a Lapse, see Lapse.
Interaction with Other Riders
Premium Waiver Rider
If the Premium Waiver Rider was elected, the benefits provided by that Rider in the form of Premium payments will be counted as part of the Net Accumulated Premium paid for the purposes of satisfying the Monthly Premium Method and 10-Year Paid-Up Method tests subject to the following:
•	when qualifying for the benefit under the Premium Waiver Rider, the Premium requirements of this Rider will not be reduced;
•	the benefit provided by the Premium Waiver Rider in the form of Premium payments may not be sufficient on its own to meet the Premium requirements associated with this Rider; and
•	if the benefit provided by the Premium Waiver Rider in the form of Premium payments is not sufficient to satisfy the Monthly Premium Method or 10-Year Paid-Up Method tests, the policy owner may have to pay additional Premium to meet the required Net Accumulated Premium under the tests.
Waiver of Monthly Deductions Rider
If the Waiver of Monthly Deductions Rider was elected, then upon qualifying for benefits under that Rider, the required Net Accumulated Premium for this Rider will not be waived or reduced. The benefits provided by the Waiver of Monthly Deductions Rider, in contrast to the Premium Waiver Rider, will not count towards the Net Accumulated Premium for purposes of satisfying any of the required Net Accumulated Premium tests under the Rider. Failure to make Premium payments sufficient to meet either test of required Net Accumulated Premium while the policy owner is receiving benefits under the Waiver of Monthly Deductions Rider may result in a loss of benefits under the Rider.
Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider ("Long-Term Care Rider")
If the Long-Term Care Rider is elected, then upon qualifying for benefits under that Rider, the Premium requirements for the Rider will not be waived or reduced and charges for the Rider will continue to be deducted from the policy’s Cash Value. Benefits under the Long-Term Care Rider do not reduce Net Accumulated Premiums.
The benefit associated with the Long-Term Care Rider is dependent upon the Base Policy Specified Amount. If the Base Policy Specified Amount is greater than the Guarantee Amount associated with the Rider, then upon commencement of benefits under the Rider, the benefits provided by the Long-Term Care Rider will be reduced so that they continue to correspond to the Base Policy Specified Amount after the Rider is invoked.
Overloan Lapse Protection Rider
While the policy is being kept from entering a Grace Period by this Rider, the Overloan Lapse Protection Rider cannot be invoked without first requesting termination of this Rider.
Invoking the Overloan Lapse Protection Rider at any other time will result in termination of this Rider and its charge.

Riders Terminating when Benefits under this Rider Commence
Once benefits commence under this Rider and before the end of the Guarantee Duration, no changes to the base policy will be permitted, i.e., changes to Total Specified Amount and addition of other optional Riders. In addition, if required by the terms of the Extended Death Benefit Guarantee Rider, other elected Riders may terminate or may need to be terminated by the policy owner before commencing benefits under this Rider.
If another Rider is terminated by operation of this Rider, charges under terminated Riders will end. The policy owner may not reapply for the terminated Rider(s) until the expiration of the Guarantee Duration.
Termination of the Extended Death Benefit Guarantee Rider
This Rider will terminate and no coverage will apply if any of the following occurs:
(1)	the policy owner elects to terminate this Rider. Termination will be effective the next business day following receipt at the Service Center of a written request to terminate. If the policy owner elects to terminate this Rider, Nationwide may require the policy owner to return the Rider and the policy for endorsement;
(2)	the Guarantee Duration ends; or
(3)	the policy Lapses, is surrendered, or otherwise terminates.
Note: This Rider cannot be reinstated if the policy Lapses.
Extended Death Benefit Guarantee Rider Charge
A monthly charge is deducted for the coverage provided by this Rider. The charge for each Base Policy Specified Amount segment is determined, and will vary, based on the Insured’s sex, issue age, and underwriting class, Guarantee Amount, and Guarantee Duration.
The Extended Death Benefit Guarantee Rider charge will be deducted proportionally from the Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Extended Death Benefit Guarantee Rider charge is deducted from Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Policy Owner Services
Dollar Cost Averaging
Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time. A policy owner may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form to the Service Center. An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with the date requested or, if that date has passed or no date is specified, at the end of the Valuation Period during which the request was received, or the end of the free look period, whichever is later.
There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events. Dollar cost averaging transfers will continue to be processed until there is no more value left in the originating investment option(s) or until a policy owner instructs Nationwide to terminate the service. Policy owners may direct Nationwide to automatically transfer specific amounts from the Fixed Account and the:
•	Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V
to any other Sub-Account. Certain Sub-Accounts may or may not be available depending on when the policy was purchased, see Appendix A: Sub-Account Information for details on Sub-Account availability. Transfers from the Fixed Account must be no more than 1/30th of the Fixed Account value at the time the program is elected.

Nationwide does not assure the success of these strategies and cannot guarantee that dollar cost averaging will result in a profit or protect against a loss. A policy owner should carefully consider his or her financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high. Nationwide may modify, suspend, or discontinue these programs at any time. Nationwide will notify policy owners in writing 30 days before doing so.
Enhanced Dollar Cost Averaging
Periodically, Nationwide may offer enhanced dollar cost averaging programs. When offered, these programs will be available only at the time of application. All or a portion of the initial Premium may be applied to a program. Subsequent Premium is not eligible for inclusion in the program. Under an enhanced dollar cost averaging program, the interest rate credited to the initial Premium allocated to the Fixed Account will be greater than the interest rate credited to standard Fixed Account allocations. Enhanced dollar cost averaging programs will last for one year and Cash Value attributable to the enhanced dollar cost averaging program will be transferred from the Fixed Account to the selected Sub-Account(s) based on the following schedule:
Beginning of Month	Fraction of Cash Value Transferred
2	1/11
3	1/10
4	1/9
5	1/8
6	1/7
7	1/6
8	1/5
9	1/4
10	1/3
11	1/2
12	Remaining Amount
Asset Rebalancing
A policy owner may elect to participate in an asset rebalancing program. Asset rebalancing involves the automatic rebalancing of the Cash Value in the chosen Sub-Accounts (up to 20) on a periodic basis. Cash Value allocated to the Fixed Account is not eligible for asset rebalancing. A policy owner can schedule asset rebalancing to occur every three, six, or 12 months on days when Nationwide prices Accumulation Units. There is no charge for asset rebalancing and it does not count as a transfer event.
A policy owner may elect to participate in an asset rebalancing program at the time of application or at a later date by submitting an election form to the Service Center. Unless elected otherwise, asset rebalancing will not affect the allocation of Premiums paid after beginning the program. Manual transfers will not automatically terminate the program. Termination of asset rebalancing will only occur as a result of specific instruction by a policy owner to do so. Nationwide may modify, suspend, or discontinue asset rebalancing programs at any time.
Automated Income Monitor
Automated Income Monitor is an optional systematic partial surrender and/or policy loan program that may be elected at any time, at no additional cost. This program is only available to policies that are not modified endowment contracts.
Automated Income Monitor programs are intended for policy owners who wish to take an income stream of scheduled payments from the Cash Value of the policy. The income stream is generated via partial surrenders until the policy cost basis is depleted, then through policy loans. Taking partial surrenders and/or policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood the policy will Lapse. Before requesting the Automated Income Monitor program, policy owners should consult with financial and tax advisors.
At the time of application for a program, Nationwide will provide policy owners with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value, and Death Benefit. Policy owners must submit this illustration along with an application when electing an Automated Income Monitor program. Programs will commence at the beginning of the next monthly anniversary after Nationwide receives the election form and illustration. On each policy anniversary thereafter Nationwide will provide an updated In Force illustration to assist policy owners in determining whether to continue, modify, or discontinue an elected program. Policy owners may request modification or termination of a program at any time by written request to the Service Center.
A policy owner’s program will be based on the policy's Cash Surrender Value at the time of election and each succeeding policy anniversary, and on the following elections:
(1)	Payment type:
(a)	Fixed Amount: If a policy owner elected payments of a fixed amount, the amount received will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and the policy's Investment Experience; or
(b)	Fixed Duration: If a policy owner elected payments for a fixed duration, the amount received during the first year will be based on the illustration assumptions below. After the first year, the amount will vary based on the illustration assumptions and policy Investment Experience to maintain the elected duration.
(2)	Illustration assumptions:
(a)	an assumed variable rate of return specified by the policy owner from the available options stated in the election form;
(b)	minimum Cash Surrender Value targeted by the policy owner to have remaining on the policy's Maturity Date, or other date specified by the policy owner. This dollar amount is used to calculate available income. It is not guaranteed to be the Cash Surrender Value on the specified date;
(c)	a policy owner may also request a change of death benefit option, or a decrease in Base Policy Specified Amount to be effective in conjunction with commencing a program or to occur at a future date; and
(d)	payment frequency: monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only.
Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option 1, will result in larger projected payments or longer projected durations. However, larger payments or longer duration may increase the likelihood the policy will Lapse.
Note: Policy owners are responsible for monitoring the policy to prevent Lapse. Nationwide will provide annual In Force illustrations based on current Cash Surrender Values and the elected illustration assumptions to assist policy owners with preventing Lapse. Policy owners may request modification or termination of a program at any time by written request to the Service Center.
Automated Income Monitor programs are subject to the following additional conditions:
(1)	To prevent adverse tax consequences, a policy owner can authorize Nationwide to make scheduled payments via policy loan when:
(a)	the policy's cost basis is reduced to zero;
(b)	a partial surrender within the first 15 policy years would be a taxable event;
(c)	or to prevent the policy from becoming a MEC, see Taxes.
Note: Partial surrenders and policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and policy loans, see Partial Surrender and Policy Loans.
(2)	While a program is in effect, no Premium payment reminder notices will be sent; however, Premium payments will be accepted.
(3)	Programs will terminate on the earliest of the following:
(a)	Nationwide’s receipt at the Service Center of a written request to terminate participation;
(b)	at the time the policy enters a Grace Period or terminates for any reason;
(c)	at the time of a requested partial surrender or policy loan outside the program;
(d)	upon a change of policy owner;

(e)	for income based on a fixed duration, the end of the period the policy owner specified at the time of election;
(f)	on any policy anniversary when the current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption the policy owner specified;
(g)	at any time the scheduled partial surrender or policy loan would cause the policy to fail to qualify as life insurance under Section 7702 of the Code; or
(h)	the policy's Maturity Date.
Additionally, the program will terminate when one of the following Riders is invoked or begins providing benefits: the Overloan Lapse Protection Rider, the Extended Death Benefit Guarantee Rider, and the Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider.
Nationwide will notify policy owners upon termination of an Automated Income Monitor program. In addition, Nationwide may modify, suspend, or discontinue Automated Income Monitor programs at any time. Nationwide will notify policy owners in writing 30 days before doing so.
Policy Loans
After the expiration of the free look period and while the policy is In Force, a policy owner may take a policy loan. A policy loan will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions.
Taking a policy loan may increase the risk of Lapse and may result in adverse tax consequences. Unpaid loan interest charges accrue daily at a compounded annual interest rate and can cause the policy's Indebtedness to grow significantly. The policy owner should request an illustration demonstrating the impact of a policy loan on the policy's Cash Value, Cash Surrender Value, and Death Benefit Proceeds.
Loan Amount
The minimum loan amount is $200. At the time of a loan request, policy Indebtedness cannot exceed 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the Fixed Account less any Surrender Charge. Nationwide pays the policy loan to the policy owner with assets from its general account. Nationwide then uses the policy's Cash Value as collateral for the loan as described below.
Collateral and the Policy Loan Account
As collateral for the policy loan, Nationwide deducts an amount equal to the policy loan from the policy's Cash Value. Collateral amounts are transferred from the Cash Value to the policy loan account (which is part of Nationwide's general account). Because the policy loan account does not participate in the Investment Experience of the Sub-Accounts, policy loans can permanently affect the Death Benefit Proceeds and the Cash Value of the policy, even if repaid. The policy loan account may be subject to Nationwide's creditors in the event of insolvency.
Amounts transferred from the policy's Cash Value equal to the policy loan account are deducted from the Sub-Accounts in the same proportion as the Sub-Account allocations, unless the policy owner has instructed otherwise. Nationwide will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.
The policy owner will earn interest on the collateral held in the policy loan account. Interest will accrue daily at no less than the guaranteed minimum rate stated on the Policy Data Pages. The interest earned on the policy loan account may be different than the rate earned on Cash Value allocated to the Fixed Account.

Interest Charged
Nationwide charges interest against policy Indebtedness. Indebtedness is the total amount of all outstanding policy loans, including principal and compounded interest due. The guaranteed maximum annualized interest charged rate is 4.50%. On a current basis, rates may change and may vary by policy year, subject to the guaranteed maximum. Policy loan interest charges may provide revenue for risk charges and profit.
If policy loan interest is not paid when due, policy Indebtedness will continue to compound at the interest rate in effect, see When Interest is Charged and Credited below. If not paid when due, Nationwide will deduct an amount equal to the unpaid interest from the policy's Cash Value and add it to the policy loan account causing the original policy loan amount (now, "Indebtedness") to increase by the amount of the unpaid interest charged. Amounts deducted from the policy's Cash Value as unpaid interest charges will be deducted from the Sub-Accounts and the Fixed Account in the same manner as a new loan.
Note: Over time, unpaid loan interest charges can cause the policy's Indebtedness to be significant. In some cases, policy Indebtedness may be significant enough to cause the policy to Lapse. In general, it is advantageous to repay Indebtedness and at a minimum, the interest charged on Indebtedness, at least annually.
Indebtedness is considered a part of the policy's Cash Value, therefore, upon a full surrender, Lapse, or maturity, the amount received in the original loan request(s), plus unpaid loan interest charged is considered "received" under the Code and may result in adverse tax consequences, see Surrendering the Policy; Maturity in Taxes.
When Interest is Charged and Credited
Interest charged against Indebtedness accrues daily. Interest earned on collateral also accrues daily. Nationwide will deduct interest charged on Indebtedness from the policy's Cash Value, and credit interest earned on collateral to the Cash Value:
•	Annually, at the end of a policy year;
•	At the time a new loan is requested;
•	When a loan repayment is made;
•	Upon the Insured's death;
•	Upon policy Lapse and/or;
•	Upon a full surrender of the policy.
In most cases, the interest earned on collateral and credited to the Cash Value will be less and in some cases, significantly less, than the interest charged against the Cash Value.
Repayment
The policy owner may repay all or part of policy Indebtedness at any time while the policy is In Force. The minimum loan repayment amount, if any, is stated in the policy. The policy owner should contact the Service Center to obtain loan pay-off amounts.
Note: Interest earned on collateral is not deducted from Indebtedness to calculate loan pay off amounts. If a loan repayment is made, the policy owner's Cash Value is credited with interest earned on collateral and the amount of the loan repayment is deducted from the policy's Indebtedness.
Nationwide will treat any payments made as Premium payments, unless the policy owner specifies that the payment should be applied against the policy's Indebtedness. It may be beneficial for the policy owner to repay Indebtedness before making additional Premium payments because Premium Load charges are deducted from Premium payments but not from loan repayments.
If the policy owner makes a loan repayment, it will be applied to the Sub-Accounts and the Fixed Account in accordance with the allocation instructions in effect at the time the payment is received, unless the policy owner indicates otherwise.
Repaying Indebtedness will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges, see Unfavorable Investment Experience. A policy owner can avoid Lapsing the policy by paying the amount required by the Guaranteed Policy Continuation Provision, purchasing and meeting the requirements of the Extended Death Benefit Guarantee Rider or, if elected, by invoking the Overloan Lapse Protection Rider to prevent the policy from Lapsing due to Indebtedness. Before any Lapse, there is a Grace Period during which a policy owner can take action to prevent the Lapse. Subject to certain conditions, a policy owner may reinstate a policy that has Lapsed.
Guaranteed Policy Continuation Provision
The policy provides for a guaranteed policy continuation provision referred to as the Initial Death Benefit Guarantee Period and shown on the Policy Data Pages. During the Initial Death Benefit Guarantee Period, the policy will not Lapse if at the time a Lapse would otherwise occur, the Premium paid, reduced for any Indebtedness, partial surrenders, and/or Returned Premiums, is equal to or greater than the sum of the Monthly Initial Death Benefit Guarantee Premium in effect for each respective month since the policy was issued.
The Monthly Initial Death Benefit Guarantee Premium required will vary by the Insured’s sex, issue age, and underwriting class, any Substandard Ratings, the Total Specified Amount and any Riders elected.
If a policy owner has made any changes to the policy after it is issued, including any policy loans or partial surrenders, increases or decreases to the Total Specified Amount, adding or terminating a Rider, and/or changing the death benefit option, the Monthly Initial Death Benefit Guarantee Premium may change. A change will result in reissued Policy Data Pages which will show the Monthly Initial Death Benefit Guarantee Premium. Upon request and for no charge, Nationwide will determine whether Premium payments, minus any Indebtedness and partial surrenders, and/or Returned Premiums are sufficient to keep the Guaranteed Policy Continuation Provision in effect.
When the Initial Death Benefit Guarantee Period ends, if the Cash Surrender Value remains insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin. There is no separate additional charge for the Guaranteed Policy Continuation Provision.
Duration of the Initial Death Benefit Guarantee Period
The Initial Death Benefit Guarantee Period begins when Nationwide issues the policy. The duration of the Initial Death Benefit Guarantee Period depends on the Insured's Issue Age on the Policy Date, as reflected in the following table:
Insured's Issue Age on the Policy Date:	0-69	70 or older
Duration of Guaranteed Policy Continuation Period:	the lesser of 10 policy years or to Attained Age 75	five policy years
Grace Period
If the Cash Surrender Value on any monthly anniversary date is not sufficient to cover the current monthly deductions, then a Grace Period will begin. At the beginning of a Grace Period, the policy owner will receive a notice from Nationwide that will indicate the amount of Premium that must be paid to avoid Lapsing the policy. This amount is equal to the lesser of three times the current monthly deductions, or the amount of Premium that will bring the Guaranteed Policy Continuation Provision back into effect, if applicable. If not paid within 61 days, the policy and all Riders will Lapse.
The Grace Period will not alter the operation of the policy or the payment of Proceeds.
Reinstatement
A policy owner may reinstate a Lapsed policy by:
(1)	submitting, at any time within three years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date, a written request to the Service Center to reinstate the policy;
(2)	providing evidence of insurability satisfactory to Nationwide;
(3)	paying sufficient Premium to keep the policy In Force for three months (or less if required by state law) from the date of reinstatement, or, if the policy is in the Initial Death Benefit Guarantee Period, paying the lesser of (a) and (b) where:

(a)	is the amount of Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and
(b)	is the amount of Premium sufficient to bring the Guaranteed Policy Continuation Provision into effect;
(4)	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and
(5)	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.
The policy owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability.
The effective date of a reinstated policy, including any reinstated Riders, will be the monthly anniversary of the Policy Date on or next following the date Nationwide approves the application for reinstatement.
If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of the Surrender Charge corresponding to the policy year in which the policy is reinstated or the Cash Value at the end of the most recent Grace Period. Nationwide will add any Premiums or loan repayments that were made to reinstate the policy to the Cash Value.
The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless the policy owner indicates otherwise.
Surrenders
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the policy owner’s written surrender request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions. Nationwide may also require the policy owner to return the policy. Nationwide may postpone payment of that portion of the Cash Surrender Value attributable to the Fixed Account for up to six months.
Policy Restoration after a Full Surrender
Prior to the Insured’s death, Nationwide will permit restoration of a surrendered policy pursuant to established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges, see Policy Restoration Procedure in the Statement of Additional Information.
Partial Surrender
A policy owner may request a partial surrender of the policy's Cash Surrender Value at any time after the first policy year. A partial surrender will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions. A Partial Surrender Fee may be applied to each partial surrender that equals the lesser of $25 or 2% of the amount surrendered. Currently, Nationwide waives the partial surrender fee, see Partial Surrender Fee.
Nationwide reserves the right to limit the number of partial surrenders to one per policy year. The minimum amount of any partial surrender request is $200. In policy years 2-10, the maximum amount of a partial surrender in any given policy year is 10% of the Cash Surrender Value as of the beginning of the policy year. In policy years 11+, the maximum amount of a partial surrender is equal to the Cash Surrender Value less the greater of $500 or three times the most recent monthly deductions. Monthly deductions are calculated for each month, beginning on the Policy Date, as follows:
(1)	Mortality and Expense Risk Charge; plus

(2)	Administrative Per Policy Charge; plus
(3)	the monthly cost of any additional benefits provided by any Riders; plus
(4)	the Base Policy Specified Amount Cost of Insurance.
A partial surrender cannot cause the Total Specified Amount to be reduced below the Minimum Total Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause the policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy, see Taxes.
If a policy owner takes a partial surrender, Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts equal to the amount of the partial surrender. If there is insufficient value in the Sub-Accounts, Nationwide will surrender amounts from the Fixed Account.
Reduction of the Base Policy Specified Amount due to a Partial Surrender
When a partial surrender is taken, the Base Policy Specified Amount will be reduced by the amount necessary to prevent an increase in the Net Amount At Risk . The Base Policy Specified Amount reduction will not exceed the partial surrender amount. The policy's charges going forward will be based on the new Base Policy Specified Amount.
Any reduction of the Base Policy Specified Amount will be made in the following order: against the most recent increase in the Base Policy Specified Amount, then against the next most recent increases in the Base Policy Specified Amount in succession, and finally, against the initial Base Policy Specified Amount.
The Death Benefit
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that the Insured has died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, or if the Insured dies by suicide.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.
Death Benefit Options
Policy owners have a choice of one of two available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1. Not all death benefit options are available in all states.
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Insured's date of death.
The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the policy owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•	the cash value accumulation test; or

•	the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the guideline premium/cash value corridor test. If the cash value accumulation test is elected, the Overloan Lapse Protection Rider is not available.
Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage calculated as described in the Code. The percentages depend upon the Insured's age, sex, and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.
Guideline Premium/Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.
In deciding which test to elect for the policy, consider the following:
•	The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.
•	Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•	Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Changes in the Death Benefit Option
After the first policy year, a policy owner may elect to change the death benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1. Nationwide will permit only one change of death benefit option per policy year. The effective date of a change will be the monthly anniversary of the Policy Date following the date Nationwide approves the change.
For any change in the death benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.
Upon effecting a death benefit option change, the Total Specified Amount may be changed (either increased or decreased) so that the Net Amount At Risk remains the same before and after the change on the date of the change. Because the policy's Net Amount At Risk remains the same before and after the change, changing the death benefit option and preserving the Net Amount At Risk by itself does not alter the policy charges. The policy charges going forward will be based on the adjusted Total Specified Amount. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the death benefit option change.
The policy owner should request an illustration demonstrating the impact of a change in the policy's death benefit option.
Nationwide will refuse a death benefit option change that would reduce the Total Specified Amount to a level where the Premium already paid would exceed any premium limitations under the Code.
Where the policy owner has selected the guideline premium/cash value corridor test, a change in death benefit option will not be permitted if it results in the total Premium paid exceeding any premium limitations under Section 7702 of the Code.

Incontestability
Nationwide will not contest payment of the Death Benefit based on the initial Total Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date, and, in some states, within two years from a reinstatement date. For any change in Total Specified Amount requiring evidence of insurability, Nationwide will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for two years from its effective date, and, in some states, within two years from a subsequent reinstatement date. The incontestability period in some states may be less than two years.
Suicide
If the Insured dies by suicide within two years from the Policy Date, and, in some states, within two years of a reinstatement date, Nationwide will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. Similarly, if the Insured dies by suicide within two years from the date an application for an increase in the Total Specified Amount was accepted by Nationwide, and, in some states, within two years from a subsequent reinstatement date, Nationwide will pay no more than the Death Benefit Proceeds associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Total Specified Amount that has been In Force for a shorter period. The suicide period in some states may be less than two years.
Policy Maturity
If the policy is In Force on the Maturity Date, coverage will automatically be extended (unless otherwise elected by the policy owner) until the Insured's date of death at which time Proceeds will be paid to the beneficiary, see Extending Coverage beyond the Maturity Date.
If the policy owner elects not to extend coverage beyond the Maturity Date, Nationwide will pay the Proceeds generally within seven days after the written request for payment is received at the Service Center. Nationwide may postpone payment of the Proceeds on the days that it is unable to price Accumulation Units, see Valuation of Accumulation Units. The Proceeds will equal the policy's Cash Value minus any Indebtedness. The policy is terminated once the Proceeds are paid.
The primary purpose of extending coverage beyond the Maturity Date is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of the cost basis if the maturity Proceeds are taken, see Surrender, Lapse, Maturity in Taxes.
Assuming no Indebtedness exists on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds on the Maturity Date. However, because the loan interest rate charged may be greater than loan interest credited, if Indebtedness on or after the Maturity Date exists, Proceeds after the Maturity Date may be less than the Proceeds on the Maturity Date.
Extending Coverage Beyond the Maturity Date
The termination of some policy and/or Rider benefits will coincide with extension of coverage beyond the Maturity Date. If coverage is extended beyond the Maturity Date:
(1)	the policy's Total Specified Amount will be equal to the Base Policy Specified Amount and will be adjusted to what it was when the Insured reached Attained Age 85, subject to any partial surrenders;
(2)	no changes to the Base Policy Specified Amount and/or the Total Specified Amount will be permitted;
(3)	no changes to the death benefit option will be permitted;
(4)	100% of the policy's Cash Value will be transferred to the Fixed Account;
(5)	if applicable, the Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider will remain in effect;
(6)	if the Additional Term Insurance Rider is in effect, the extension of coverage will not apply to the Rider Specified Amount;
(7)	no additional Premium payments will be permitted;
(8)	no additional monthly periodic charges will be deducted;

(9)	loan interest will continue to be charged on Indebtedness; and
(10)	the policy owner can request partial surrenders.
Note: Partial surrenders will affect the Base Policy Specified Amount of a policy with Death Benefit Option 1 based on the Insured's Attained Age at the time the partial surrender is requested. While the Insured is between the Attained Age of 86 and 90, a partial surrender will decrease the Base Policy Specified Amount proportionately. If the Insured is Attained Age 91 or older, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value.
Notwithstanding the above, if the Overloan Lapse Protection Rider was invoked, the Proceeds may be reduced, see Overloan Lapse Protection Rider.
Coverage beyond the Maturity Date will not be extended when the policy would fail the definition of life insurance under the Code.
Payment of Policy Proceeds
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Policy Settlement Options
Proceeds (Death Benefit, maturity Proceeds, or Cash Surrender Value) may be paid out in a lump sum, or in another form that is elected at application.
At any time before the Proceeds become payable, a policy owner may request to change the payout option by writing to the Service Center.
If more than one payout option is elected, at least $2,000 must be apportioned to each option and each payment (made at the specified interval) must be at least $20. The settlement options below are based on predetermined fixed payments.
If the policy owner does not make an election as to the form of the Proceeds, upon the Insured's death, the beneficiary may make the election. Changing the beneficiary of the policy will revoke the payout option(s) in effect at that time. Proceeds are neither assignable nor subject to claims of creditors or legal process. If the beneficiary does not make an election, Nationwide will pay the Proceeds in a lump sum.
Normally, Nationwide will make a lump sum payment of the Proceeds within seven days after the written request for payment is received at the Service Center. However, Nationwide may postpone payment of the Proceeds from the Fixed Account and/or on the days that it is unable to price Sub-Account Accumulation Units, see Valuation of Accumulation Units. Proceeds are paid from Nationwide’s general account. For payout options other than lump sum, Nationwide will issue a settlement contract in exchange for the policy.
Note that for the remainder of Payment of Policy Proceeds provision, "payee" means the person(s) entitled to the Proceeds.

Life Income with Payments Guaranteed Option
If the Life Income with Payments Guaranteed Option is elected, Nationwide will retain the Proceeds and make payments to the payee at specified intervals for a guaranteed period (10, 15, or 20 years) and, if the payee is still living at the end of the guaranteed period, the payments will continue for the rest of the payee’s life. During the guaranteed period, Nationwide will pay interest on the remaining Proceeds at a rate of at least 2.5% per annum, compounded annually. Nationwide will determine annually if any interest in excess of 2.5% will be paid. The Proceeds can be paid at the beginning of 12-, six, three, or one month intervals.
Once payments begin under this option, withdrawals are not permitted. If a payee dies before the guaranteed period has elapsed, Nationwide will make the remaining payments to the payee’s estate. If the payee dies after the guaranteed period has elapsed, no further payments will be made.
Joint and Survivor Life Option
If the Joint and Survivor Life Option was elected, Nationwide will retain the Proceeds and make equal payments to the payees at specified intervals for the life of the last surviving payee. The Proceeds can be paid at the beginning of 12-, six, three, or one month intervals.
Once payments begin under this option, withdrawals are not permitted. Payments will cease upon the death of the last surviving payee. Nationwide will make no payments to the last surviving payee's estate. It is possible that only one payment will be made under this option if both payees die prior to the first payment.
Life Income Option
If the Life Income Option is elected, Nationwide will use the Proceeds to purchase an annuity with the payee as annuitant. The amount payable will be based on current individual immediate annuity purchase rates in effect on the date the immediate annuity is elected. The Proceeds will be paid 30 days after this option is elected and future payments can be paid at the end of 12-, 6-, 3-, or 1-month intervals.
Once payments begin under this option, withdrawals are not permitted. Payments will cease upon the payee’s death. Nationwide will make no payments to the payee’s estate. It is possible that only one payment will be made under this option if the payee dies prior to the first payment.
Some or all of the payout options listed may not be available in all states. Forms of payout other than the three listed above may be requested, but are subject to Nationwide’s approval. Requests for other forms of payout must be based on fixed payments; no variable payment options are permitted. The amount of payments and duration of any other payout options will be determined by Nationwide.
Taxes
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. In addition, each donor is allowed a credit against the tax on five million dollars in lifetime gifts (calculated after taking into account the applicable exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.
The American Taxpayer Relief Act ("ATRA") enacted on January 1, 2013, permanently provides for a maximum federal estate tax rate of 40% with an annually inflation adjusted $5 million exemption for estates of persons dying after December 31, 2012.
Under current law, an unlimited marital deduction is available for federal estate tax purposes for certain amounts that pass to the surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions. As with the estate tax, ATRA permanently provides for a GSTT tax rate of 40% with an annually inflation adjusted $5 million exemption.
State and Local Taxes
State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in every policy owner's case, state by state differences of these taxes preclude a useful description of them in this prospectus.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift tax.
Investment Gain in the Policy
The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide will monitor the policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, Nationwide will take whatever steps are available to remain in compliance.
Based on the above, the policy should be treated as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums. If the policy is not issued as a modified endowment contract, Nationwide will monitor it and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment policy. Otherwise, Nationwide will reject the requested action or refund any Premium paid in excess of the modified endowment limits.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy, based on the policy owner's individual facts and circumstances.
In general, interest the policy owner pays on a loan from a policy will not be deductable. Also, if a loan from a policy that is not a modified endowment contract is outstanding when the policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking a policy loan, the policy owner should consult a tax advisor as to the tax consequences.
When the Policy is Life Insurance that is a Modified Endowment Contract
Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the 'investment in the contract' (generally, the net Premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.
When the Policy is Life Insurance that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.

Distributions from life insurance policies that are not modified endowment contracts generally are treated as being first from the investment in the contract, and then from the income in the policy. Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.
However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. The policy owner should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.
In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or are deemed received upon maturity) plus total policy indebtedness exceeds the investment in the policy, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Effective January 1, 2013, Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (single, head of household with qualifying person, or qualifying widow(er) with dependent child). The threshold for an estate or trust that is subject to the surtax is generally equal to the dollar amount at which the highest tax bracket under section 1(e) begins for the taxable year; for 2016, that amount is $12,400.
Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner's modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable distributions from, and gain from the sale or surrenders of, life insurance policies.
Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Internal Revenue Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes are includible in modified adjusted gross income.
Sale of a Life Insurance Policy
If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income. In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of debt) over the owner's basis in the policy. The portion of the gain that is equal to the excess of the cash surrender value over the investment in the policy would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period. The ruling also concluded that the owner's basis in the policy that is used to calculate the gain resulting from the sale of the life insurance policy is the investment in the policy reduced by the cost of insurance previously paid out of the cash value. Consequently, a sale may result in more gain than a surrender for the same amount.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full. If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy. Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
The death benefit is generally excludable from the beneficiary's gross income under the Internal Revenue Code by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid.
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under Section 101 of the Code.
Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under the Internal Revenue Code. In this situation the distribution is treated as paid by reason of death of the insured and will generally be excluded from the beneficiary’s gross income, see Federal Income Taxation of Death Benefits.
Long-Term Care
A long-term care rider issued with a life insurance policy or one that is subsequently added to the policy may allow for distribution of all or a portion of the death benefit upon the insured being certified as a "chronically ill individual" as that term is defined under the Internal Revenue Code. If the long-term care rider meets the requirements of a qualified long-term care insurance contract as specified under Section 7702B of the Internal Revenue Code, then a distribution of all or a portion of the death benefit will generally be excluded from income under the Code. The long-term care rider issued with this life insurance policy is intended to be a qualified long-term care insurance contract under Section 7702B of the Internal Revenue Code.
The amount of the long-term care benefit that is excludable from gross income is limited by the Internal Revenue Code, on an annual basis, to the greater of the HIPAA per diem amount or the amount of actual qualifying long-term care expenses incurred, reduced by any reimbursements received for qualifying long-term care services provided for the insured. While the long-term care rider issued with this life insurance policy pays a long-term care benefit that is limited to the HIPAA per diem amount (an indemnity contract), Nationwide cannot guarantee that the long-term care benefit will be treated as tax free. If multiple indemnity contracts are owned on a single insured, then the payments received from these contracts are aggregated for purposes of determining whether the amounts received exceed the greater of the HIPAA per diem amount or the amount of actual qualifying long-term care expenses incurred. Therefore it is highly recommended that the policy owner consult their tax advisor when contemplating the amount of long-term care benefit to be taken under the long-term care rider.
The long-term care rider may pay benefits if the insured is receiving qualified long-term care services outside of the United States. It is the responsibility of the Policy Owner to determine if collecting benefits while outside the United States will subject the Policy Owner to taxation in the United States, the country of residence, or any other foreign jurisdiction.
Payment of long-term care rider charges will be made through deductions from the cash value of the life policy. These deductions from the cash value are considered to be distributions from the life policy for federal tax purposes. The federal tax treatment of such distributions are governed by section 72(e)(11) which provides that the deductions will reduce the investment in the contract and will not be included in income even if the policy owner has recovered all of their investment in the contract.
The payment of long-term care benefits made to the policy owner of the long-term care rider will be reported on a Form 1099-LTC. In addition, deductions from the cash value of the life insurance policy to pay for long-term care rider charges during the calendar year will be reported on Form 1099-R.
This discussion of the tax treatment of the long-term care rider is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policy owner for the policy. Consequently, under this general rule, the entire death benefit, less the cost to the policy owner, will be taxable. Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.
There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied. First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued, the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units. Based upon these expectations, no charge is being made against the policy's Accumulation Units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.

Nationwide may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's Accumulation Units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial advisor.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. For example the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies. No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein. Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Nationwide Life Insurance Company
Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico.
Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.
Nationwide VLI Separate Account-7
Organization, Registration, and Operation
Nationwide VLI Separate Account-7 is a separate account established under Ohio law. Nationwide owns the assets in this account and is obligated to pay all benefits under the policies. Nationwide may use the separate account to support other variable life insurance policies that it issues. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC's supervision of the separate account's management or investment practices or policies.
The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds. Nationwide buys and sells the mutual fund shares at their respective NAV. Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.
Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of Nationwide's other assets. The separate account's assets are held separately from Nationwide’s other assets and are not part of Nationwide’s general account. Nationwide may not use the separate account's assets to pay any of its liabilities other than those arising from the policies. Nationwide will hold assets in the separate account equal to its liabilities. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.
Nationwide does not guarantee any money placed in this separate account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund. A policy owner could lose some or all of their money.
Addition, Deletion, or Substitution of Mutual Funds
Where permitted by applicable law, Nationwide reserves the right to:
•	remove, close, combine, or add Sub-Accounts and make new Sub-Accounts available;
•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;
•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;
•	combine the separate account with other separate accounts, and/or create new separate accounts;
•	deregister the separate account under the 1940 Act, or operate the separate account or any Sub-Account as a management investment company under the 1940 Act or as any other form permitted by law; and
•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.
Nationwide reserves the right to make other structural and operational changes affecting this separate account.
Nationwide will provide notice of any of the changes above. Also, to the extent required by law, Nationwide will obtain the required orders, approvals, and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC). Also, to the extent required by state law, Nationwide will accept an irrevocable election from the policy owner to transfer 100% of the policy's Cash Value to the Fixed Account if received within 60 days after the date the policy owner received notification of a material change in the investment policy of the separate account.
Substitution of Securities
Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination, or combination of shares.
The substitute mutual fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premium, or both. Nationwide may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in its sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.
Deregistration of the Separate Account
Nationwide may deregister Nationwide VLI Separate Account-7 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
All policy owners will be notified in the event Nationwide deregisters Nationwide VLI Separate Account-7.
Voting Rights
Although the separate account owns the mutual fund shares, policy owners are the beneficial owner of those shares. When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, Nationwide will vote the separate account's shares only as instructed by policy owners.

When a shareholder vote occurs, a policy owner will have the right to instruct Nationwide how to vote. The weight of each vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value a policy has allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund). Nationwide will vote shares for which no instructions are received in the same proportion as those that are received. What this means is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
Material Conflicts
The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.
Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the policy owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect policy owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company's litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's condensed consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's condensed consolidated financial position or results of operations in a particular quarter or annual period.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Federal Reserve Bank and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with Nationwide Mutual Insurance Company (NMIC) insofar as any inquiry, examination or investigation encompasses NMIC’s operations.
On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks damages in an amount equivalent to some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys fees. On November 6, 2009, the Court granted the plaintiffs motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District Court granted the plaintiffs motion for class certification. On December 11, 2014, the plaintiffs filed a 7th Amended Complaint adding another sub class of defendants that held trust platform products. On December 11, 2014, plaintiff filed a motion for preliminary approval of settlement. On January 5, 2015, the Court signed the Order Preliminarily Approving Settlement and Approving Form and Manner of Notice. On March 31, 2015, the Court held a Fairness Hearing. On April 9, 2015, the Court entered the Final Order and Consent Judgment. The Company has paid the loss amount. In November 2015, the settlement administrator mailed settlement checks to class members.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation of any material nature.
Financial Statements
The Statement of Additional Information ("SAI") contains the financial statements of Nationwide VLI Separate Account-7 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (the Company). Policy owners may obtain a copy of the SAI FREE OF CHARGE by contacting the Service Center. Please consider the consolidated financial statements of the Company only as bearing on Nationwide’s ability to meet the obligations under the policy. Policy owners should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information
Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest. The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.
Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee, see Short-Term Trading Fees.
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.
VOL:	This underlying mutual fund uses a volatility management strategy to reduce a policy owner’s exposure to equity investments when equity markets are volatile which may limit investment losses in a down market. However, use of such a strategy may also limit the growth of the policy’s Cash Value. Allocation to this type of investment option may result in foregone investment gains that could otherwise be realized by investing in riskier investment options.
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Dynamic Asset Allocation Portfolio: Class A
This Sub-Account is only available in policies issued before May 1, 2014
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	To maximize total return consistent with the Adviser’s determination of reasonable risk.
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class I
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	To seek high total investment return.
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	Seek high total investment return.

Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class
Investment Advisor:	Delaware Management Company, Inc.
Investment Objective:	The fund seeks capital appreciation.
Deutsche Variable Series II - Deutsche Global Income Builder VIP: Class A
Investment Advisor:	Deutsche Investment Management Americas Inc.
Investment Objective:	The fund seeks to maximize income while maintaining prospects for capital appreciation.
Dimensional - DFA Inflation-Protected Securities Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To provide inflation protection and earn current income consistent with inflation-protected securities.
Dimensional - VA Global Bond Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
Dimensional - VA International Small Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.
Dimensional - VA International Value Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.
Dimensional - VA Short-Term Fixed Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve a stable real return in excess of the rate of inflation with a minimum of risk.
Dimensional - VA U.S. Large Value Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.
Dimensional - VA U.S. Targeted Value Portfolio
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.
Dreyfus Stock Index Fund, Inc.: Initial Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.
Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
This Sub-Account is only available in policies issued before May 1, 2016
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Capital appreciation.
Designation: STTF
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Reasonable income.
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Capital appreciation.
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Long-term capital growth.
Franklin Templeton Variable Insurance Products Trust - Franklin Founding Funds Allocation VIP Fund: Class 1
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation. Its secondary goal is income.
Designation: FF
Franklin Templeton Variable Insurance Products Trust - Franklin Founding Funds Allocation VIP Fund: Class 2
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.
Designation: FF
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 1
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	To maximize income while maintaining prospects for capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2
This Sub-Account is only available in policies issued before April 30, 2014
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2
This Sub-Account is no longer available to receive transfers or new premium payments effective April 30, 2014
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
Goldman Sachs Variable Insurance Trust - Goldman Sachs Global Trends Allocation Fund: Service Shares
This Sub-Account is only available in policies issued before May 1, 2014
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index (the "Index").

Guggenheim Variable Fund - Multi-Hedge Strategies
Investment Advisor:	Guggenheim Investments
Investment Objective:	Capital appreciation consistent with the return and risk characteristics of the hedge fund universe and, secondarily, to achieve these returns with low correlation to and less volatility than equity indices.
Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Total return with a low to moderate correlation to traditional financial market indices.
Invesco - Invesco V.I. Mid Cap Core Equity Fund: Series I Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.
Invesco - Invesco V.I. Mid Cap Growth Fund: Series I Shares
This Sub-Account is only available in policies issued before May 1, 2012
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.
Ivy Funds Variable Insurance Portfolios - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return.
Ivy Funds Variable Insurance Portfolios - High Income
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return through a combination of high current income and capital appreciation.
Ivy Funds Variable Insurance Portfolios - Mid Cap Growth
This Sub-Account is only available in policies issued before May 1, 2014
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Janus Aspen Series - Forty Portfolio: Service Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Overseas Portfolio: Service Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.
MFS® Variable Insurance Trust - MFS New Discovery Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS International Value Portfolio: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities.
Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks capital appreciation, and secondarily current income.
Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Designation: FF
Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund seeks to maximize an investors level of current income and preserve the investor's capital.
Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation through stocks.
Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
This Sub-Account is only available in policies issued before May 1, 2014
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation principally through investment in stocks.
Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks to achieve long-term growth of capital and income.
Designation: FF
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.
Nationwide Variable Insurance Trust - Invesco NVIT Comstock Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.

Nationwide Variable Insurance Trust - Loring Ward NVIT Capital Appreciation Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	LWI Financial Inc.
Investment Objective:	To provide growth of capital, and secondarily current income.
Designation: FF
Nationwide Variable Insurance Trust - Loring Ward NVIT Moderate Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	LWI Financial Inc.
Investment Objective:	Seeks a high level of total return consistent with a moderate level of risk.
Designation: FF
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The Fund seeks long-term total return by investing primarily in securities of companies that meet the fund's financial criteria and social policy.
Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index ("Aggregate Bond Index") as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth & Income Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	Seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital
Designation: FF, VOL

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	Seeks growth primarily and investment income secondarily.
Designation: FF, VOL
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.
Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	The fund seeks long-term total return consistent with reasonable risk.
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management, LLC and Standard Life Investments
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
This Sub-Account is only available in policies issued before April 26, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II
This investment option is no longer available to receive transfers or new purchase payments effective May 1, 2011
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II
This Sub-Account is only available in policies issued before April 26, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks maximum growth of capital consistent with a more aggressive level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund seeks a high level of total return through investment in both equity and fixed-income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return through investment in both equity and fixed-income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Capital Appreciation Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a less aggressive level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a conservative level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	Seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.
Designation: FF, VOL
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	Seeks growth primarily and investment income secondarily.
Designation: FF, VOL
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderate level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderately conservative level of risk
Designation: FF
Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Boston Advisors, LLC
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc. and American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Dimensional Fund Advisors LP; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Massachusetts Financial Services Company; Smith Asset Management Group; and Winslow Capital Management, LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Massachusetts Financial Services Company; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; WEDGE Capital Management L.L.P.
Investment Objective:	The fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; WEDGE Capital Management L.L.P.
Investment Objective:	The fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	OppenheimerFunds, Inc.; Wellington Management Company, LLP
Investment Objective:	The Fund seeks capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Epoch Investment Partners, Inc.; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Jacobs Levy Equity Management, Morgan Stanley Investment Management Inc; OppenheimerFunds, Inc.; Putnam Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	HighMark Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Brookfield Investment Management, Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	Long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Russell 2000® Index.
Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class I
This Sub-Account is only available in policies issued before May 1, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.
Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class Shares
This Sub-Account is only available in policies issued before May 1, 2012
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.
Northern Lights Variable Trust - TOPS Managed Risk Balanced ETF Portfolio: Class 3
Investment Advisor:	ValMark Advisers, Inc.
Sub-advisor:	Milliman, Inc.
Investment Objective:	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets.
Designation: FF, VOL
Northern Lights Variable Trust - TOPS Managed Risk Growth ETF Portfolio: Class 3
Investment Advisor:	ValMark Advisers, Inc.
Sub-advisor:	Milliman, Inc.
Investment Objective:	Seeks capital appreciation with less volatility than the equity markets.
Designation: FF, VOL
Northern Lights Variable Trust - TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3
Investment Advisor:	ValMark Advisers, Inc.
Sub-advisor:	Milliman, Inc.
Investment Objective:	Seeks capital appreciation with less volatility than the equity markets.
Designation: FF, VOL
Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income Fund/VA: Non-Service Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks total return.
Oppenheimer Variable Account Funds - Oppenheimer International Growth Fund/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital appreciation.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.
PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Sub-advisor:	Research Affiliates
Investment Objective:	Seeks maximum real return consistent with preservation of capital and prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class Shares of the Underlying PIMCO Funds
Designation: FF
PIMCO Variable Insurance Trust - CommodityRealReturn® Strategy Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum real return, consistent with prudent investment management.
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks long-term capital appreciation.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	Long-term capital appreciation.
The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
This Sub-Account is only available in policies issued before May 1, 2009
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.
VanEck VIP Trust - VanEck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Wells Fargo Variable Trust - VT Small Cap Growth Fund: Class 2 (formerly, Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2)
This Sub-Account is only available in policies issued before May 1, 2013
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Fargo Asset Management
Investment Objective:	Seeks long-term capital appreciation.

Appendix B: Definitions
Accumulation Unit – The measure of an investment in, or share of, a Sub-Account. Accumulation Unit values are initially set at $10 for each Sub-Account.
Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The Cash Value minus Indebtedness and any surrender charge.
Cash Value – The total of amounts allocated to the Sub-Accounts, the policy loan account, and the Fixed Account.
Code – The Internal Revenue Code of 1986, as amended.
Commissionable Target Premium (CTP) – An amount used in the calculation of the Premium Load and total compensation we pay. CTP is actuarially derived based on the Base Policy Specified Amount, the Insured's characteristics and the death benefit option of the policy.
Death Benefit – The amount paid upon the Insured's death, before the deduction of any Indebtedness or due and unpaid policy charges.
Directed Monthly Deductions – A Policy Owner's election to have deductions for monthly policy charges, including Rider charges, deducted from a single Sub-Account or the Fixed Account rather than proportionally. If the selected investment option’s value is insufficient to cover the full monthly deduction, the remainder of the monthly deduction will be deducted proportionally from the Sub-Accounts and/or Fixed Account. The Long-Term Fixed Account and amounts allocated to Enhanced Dollar Cost Averaging programs are not available for Directed Monthly Deduction election.
Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life is insured under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's age based on their birthday nearest the Policy Date. If their last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday.
Lapse – The policy terminates without value.
Maturity Date – The policy anniversary on which the Insured reaches 120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Nationwide – Nationwide Life Insurance Company, us, we, or our.
Net Accumulated Premiums – Cumulative Premiums less any partial surrenders, Indebtedness, and any Returned Premium.
Net Amount At Risk – The policy's base Death Benefit minus the policy's Cash Value.
Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account invests. NAV is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. Nationwide uses NAV to calculate the value of Accumulation Units. NAV does not reflect deductions made for charges taken from the Sub-Accounts.
Net Premium – Premium after transaction charges, but before any allocation to an investment option.

Policy Data Page(s) – The Policy Data Page(s) contains more detailed information about the policy, some of which is unique to the policy owner, the beneficiary, and the Insured.
Policy Date – The date the policy takes effect as shown on the Policy Data Page. Policy years, months, and anniversaries are measured from this date.
Policy owner or Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or is surrendered, adjusted to account for any unpaid charges, Indebtedness and Rider benefits.
Premium – Amount(s) paid to purchase and maintain the policy.
Premium Load – The aggregate of the sales load and premium tax charges.
Premium Waiver Benefit – The benefit received under the Premium Waiver Rider. The benefit takes the form of a monthly credit to the policy upon the Insured's total disability for six consecutive months not caused by a risk not assumed. The amount credited to the policy is the lesser of the Premium specified by the policy owner or the average actual monthly Premiums paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).
Returned Premium – Any return of Premium due to Code Section 7702 or 7702A.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
Rider Specified Amount – The portion of the Total Specified Amount attributable to the Additional Term Insurance Rider.
SEC – The Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide’s operations processing facility, see Contacting the Service Center.
Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and smoking habits of the Insured. Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors). The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.
Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount, if applicable.
Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts. One Valuation Period ends and another begins with the close of trading on the NYSE.

Appendix C: Surrender Charge Examples
The information in this Appendix can be used to calculate the Surrender Charge for a policy based on the Base Policy Specified Amount and the individual characteristics of the Insured. The examples shown below utilize the tables that are provided at the end of this Appendix.
Surrender Charge Calculation
The maximum surrender charge ("SC") equals the lesser of (a) or (b), multiplied by (p); plus (c) multiplied by (d). To calculate the actual surrender charge based on a surrender in a particular policy year, multiply by (e); and, if applicable, multiply by (f); where:
(a)	=	the Base Policy Specified Amount multiplied by the rate indicated on the chart "Surrender Target Factor" below divided by 1,000; and
(b)	=	Premiums paid by the policy owner during the first policy year;
(p)	=	the surrender charge percentage in the range 20% - 65% which varies by age, sex, and risk classification from the "Surrender Charge Percentage" chart below;
(c)	=	the Base Policy Specified Amount divided by 1,000;
(d)	=	the applicable rate from the "Administrative Target Factor" chart below;
(e)	=	the applicable percentage from the "Reduction of Surrender Charges" table in the "Surrender Charges" section of this prospectus; and
(f)	=	a surrender charge reduction factor applicable only to Base Policy Specified Amount increases, 0.60 in all cases.
Surrender Charge Examples
The examples that follow are based on characteristics of the Insured used to calculate the maximum, minimum, and representative surrender charges shown in the "Transaction Fees" table in the "In Summary: Fee Tables" section of the prospectus. The examples utilize portions of the larger tables provided at the end of this Appendix.
The maximum Surrender Charge calculation assumes: the Insured is a female; issue age 74; standard tobacco rate class; the Base Policy Specified Amount is $100,000 (Band 2); premiums paid in the first year are $10,000; a full surrender is taken during the first policy year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($100,000 / 1,000) x 59.593 =$5,959.30	(d)	=	8.40
(b)	=	$10,000	(e)	=	100%
(p)	=	0.63	(f)		Not applicable, applies to increases only.
(c)	=	$100,000 / 1,000 =$100

(a) is less than (b), so:
SC	=	[($5,959.30 x 0.63) + ($100 x 8.40)] x 100%
	=	[$3,754.36 + $840] x 100%
	=	$4,594.36 which corresponds to $45.95 per $1,000 of Base Policy Specified Amount ($4,594.36 / $100).
Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 50+, =77.5%
SC	=	$4,594.36 x 77.5% =$3,560.63 which corresponds to $35.61 per $1,000 of Base Policy Specified Amount ($3,560.63 / $100).

The minimum Surrender Charge calculation assumes: the Insured is a female; issue age 0; standard non-tobacco rate class; the Base Policy Specified Amount is $500,000 (Band 4); premiums paid in the first year are $2,000; a full surrender is taken during the tenth policy year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($500,000 / 1,000) x 1.316 =$658.00	(d)	=	4.00
(b)	=	$2,000	(e)	=	10%
(p)	=	0.65	(f)		Not applicable, applies to increases only.
(c)	=	$500,000 / 1,000 =$500

(a) is less than (b), so:
SC	=	[($658.00 x 0.65) + ($500 x 4.00)] x 10%
	=	[$427.70 + $2,000] x 10%
	=	$242.77 which corresponds to $0.49 per $1,000 of Base Policy Specified Amount ($242.77 / $500).
The representative Surrender Charge calculation assumes: the Insured is a male; issue age 35; preferred non-tobacco rate class; the Base Policy Specified Amount is $500,000 (Band 4); premiums paid in the first year are $7,000; and a complete surrender of the policy in the first policy year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($500,000 / 1,000) x 7.38 =$3,690	(d)	=	4.50
(b)	=	$7,000	(e)	=	100%
(p)	=	0.65	(f)		Not applicable, applies to increases only.
(c)	=	$500,000 / 1,000 =$500

(a) is less than (b), so:
SC	=	[($3,690 x 0.65) + ($500 x 4.50)] x 100%
	=	[$2,398.50 + $2,250] x 100%
	=	$4,648.50 which corresponds to $9.30 per $1,000 of Base Policy Specified Amount ($4,648.50 / $500).
Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 0-49, =87.5%
SC	=	$4,648.50 x 87.5% =$4,067.44 which corresponds to $8.14 per $1,000 of Base Policy Specified Amount ($4,067.44 / $500).
The following example shows the impact of a Base Policy Specified Amount increase prior to a complete surrender of the policy. The Surrender Charge is calculated separately for the initial Specified amount and each increase. For this example assume the Insured is a male; issue age 35; standard non-tobacco rate class; the Base Policy Specified Amount is $500,000 (Band 4); premiums paid in the first year are $6,000; the Policy Date is January 1, 2005; and the policy is completely surrendered in the first year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($500,000 / 1,000) x 7.825 =$3,912.50	(d)	=	4.50
(b)	=	$6,000	(e)	=	100%
(p)	=	0.65	(f)		Not applicable, applies to increases only.
(c)	=	$500,000 / 1,000 =$500

(a) is less than (b), so:
SC	=	[($3,912.50 x 0.65) + ($500 x 4.50)] x 100%
	=	[$2,543.13+ $2,250] x 100%
	=	$4,793.13 which corresponds to $9.59 per $1,000 of Base Policy Specified Amount ($4,793.13 / $500).
Now assume the policy was not actually surrendered, and a Base Policy Specified Amount increase of $100,000 (Band 4) is requested and becomes effective in the second policy year, on July 1, 2006. Note: the Attained Age of the Insured at the time the increase is issued is age 36 for purposes of finding the correct factors in the tables. Band 4 is applicable because the total Base Policy Specified Amount $600,000 is used to determine the Band. The first year premium paid applicable to the increase is $1,000. To calculate the maximum Surrender Charge attributable to the increase, assume it is surrendered in the first year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($100,000 / 1,000) x 8.224 =$822.40	(d)	=	4.55
(b)	=	$1,000	(e)	=	100%
(p)	=	0.65	(f)	=	0.60
(c)	=	$100,000 / 1,000 =$100

(a) is less than (b), so:
SC	=	[($822.40 x 0.65) + ($100 x 4.55)] x 100%] x 0.60
	=	[$534.56 + $455.00] x 100%] x 0.60%
	=	$989.56 x 0.60
	=	$593.74 which corresponds to $5.94 per $1,000 of Base Policy Specified Amount ($593.74 / $100).
Now assume the policy is completely surrendered in the sixth policy year on March 1, 2010.
For the $500,000 initial Base Policy Specified Amount, (e), issue age 0-49, =80.0%, the applicable Surrender Charge is:
SC	=	$4,793.13 x 80.0% = $3,834.50 which corresponds to $7.67 per $1,000 of Base Policy Specified Amount ($3,834.50 / $500).
For the $100,000 Base Policy Specified Amount increase, (e), issue age 0-49, =95.0%. Note: that even though the policy is being surrendered in the sixth year, more than three and less than four full years have passed since the date of the increase, so the fourth year surrender charge reduction percentage applies to that portion of the Base Policy Specified Amount.) The applicable Surrender Charge is:
SC	=	$593.74 x 95.0% =$564.05 which corresponds to $5.65 per $1,000 of Base Policy Specified Amount ($564.05 / $100).
The combined surrender charge for a complete surrender of the policy in the sixth year is equal to:
SC	=	$3,834.50 + $564.05 =$4,398.55 which corresponds to $7.34 per $1,000 of Base Policy Specified Amount ($4,398.55 / $600).
Tables used to Calculate the Examples
Reduction of Surrender Charges
Policy year calculated from the Policy Date or effective date of a Base Policy Specified Amount Increase*:	Surrender Charge, as a percentage of the initial Surrender Charge:
	Issue Ages 0-49	Issue Ages 50+
1	100%	100%
2	100%	95.0%

Policy year calculated from the Policy Date or effective date of a Base Policy Specified Amount Increase*:	Surrender Charge, as a percentage of the initial Surrender Charge:
	Issue Ages 0-49	Issue Ages 50+
3	100%	90.0%
4	95.0%	85.0%
5	87.5%	77.5%
6	80.0%	70.0%
7	72.5%	60.0%
8	65.0%	50.0%
9	57.5%	40.0%
10	50.0%	30.0%
11	40.0%	20.0%
12	30.0%	10.0%
13	20.0%	0%
14	10.0%	0%
15 and thereafter	0%	0%
Surrender Target Factor
Male Insureds
Issue Age	Standard Non-tobacco	Preferred Non-tobacco	Preferred Plus Non-tobacco	Standard Tobacco	Preferred Tobacco
0	1.673	N/A	N/A	N/A	N/A
1	1.717	N/A	N/A	N/A	N/A
2	1.780	N/A	N/A	N/A	N/A
3	1.854	N/A	N/A	N/A	N/A
4	1.939	N/A	N/A	N/A	N/A
5	2.029	N/A	N/A	N/A	N/A
6	2.126	N/A	N/A	N/A	N/A
7	2.227	N/A	N/A	N/A	N/A
8	2.334	N/A	N/A	N/A	N/A
9	2.446	N/A	N/A	N/A	N/A
10	2.564	N/A	N/A	N/A	N/A
11	2.689	N/A	N/A	N/A	N/A
12	2.820	N/A	N/A	N/A	N/A
13	2.953	N/A	N/A	N/A	N/A
14	3.092	N/A	N/A	N/A	N/A
15	3.236	N/A	N/A	N/A	N/A
16	3.380	N/A	N/A	N/A	N/A
17	3.526	N/A	N/A	N/A	N/A
18	3.674	3.465	3.340	4.175	3.966
19	3.827	3.610	3.479	4.349	4.132
20	3.987	3.761	3.625	4.531	4.304
21	4.156	3.920	3.778	4.723	4.487
22	4.334	4.088	3.940	4.925	4.679
23	4.522	4.265	4.111	5.139	4.882
24	4.720	4.452	4.291	5.364	5.096
25	4.930	4.650	4.482	5.602	5.322
26	5.151	4.858	4.682	5.853	5.560
27	5.382	5.076	4.893	6.116	5.810
28	5.626	5.306	5.114	6.393	6.073
29	5.884	5.549	5.349	6.686	6.352
30	6.159	5.809	5.599	6.999	6.649
31	6.452	6.086	5.866	7.332	6.965
32	6.765	6.380	6.150	7.687	7.303
33	7.097	6.694	6.452	8.065	7.662

Issue Age	Standard Non-tobacco	Preferred Non-tobacco	Preferred Plus Non-tobacco	Standard Tobacco	Preferred Tobacco
34	7.450	7.027	6.773	8.466	8.043
35	7.825	7.380	7.114	8.892	8.447
36	8.224	7.756	7.476	9.345	8.878
37	8.644	8.153	7.858	9.823	9.332
38	9.091	8.575	8.265	10.331	9.814
39	9.564	9.020	8.694	10.868	10.325
40	10.064	9.492	9.149	11.436	10.864
41	10.593	9.992	9.630	12.038	11.436
42	11.154	10.520	10.140	12.675	12.041
43	11.745	11.078	10.678	13.347	12.680
44	12.371	11.668	11.246	14.058	13.355
45	13.029	12.289	11.845	14.806	14.066
46	13.724	12.944	12.476	15.595	14.815
47	14.458	13.637	13.144	16.430	15.609
48	15.235	14.370	13.850	17.313	16.447
49	16.066	15.153	14.606	18.257	17.344
50	16.954	15.991	15.413	19.266	18.303
51	17.903	16.886	16.275	20.344	19.327
52	18.916	17.841	17.196	21.495	20.420
53	19.993	18.857	18.175	22.719	21.583
54	21.137	19.936	19.215	24.019	22.818
55	22.350	21.080	20.318	25.398	24.128
56	23.633	22.290	21.485	26.856	25.513
57	24.993	23.573	22.721	28.401	26.981
58	26.435	24.933	24.032	30.040	28.538
59	27.980	26.391	25.437	31.796	30.206
60	29.637	27.953	26.942	33.678	31.994
61	31.407	29.623	28.552	35.690	33.906
62	33.292	31.401	30.266	37.832	35.940
63	35.291	33.285	32.082	40.103	38.098
64	37.407	35.282	34.006	42.508	40.383
65	39.654	37.401	36.049	45.061	42.808
66	42.044	39.655	38.222	47.777	45.388
67	44.601	42.067	40.546	50.683	48.149
68	47.355	44.664	43.050	53.812	51.121
69	50.326	47.467	45.751	57.189	54.330
70	53.553	50.510	48.685	60.856	57.813
71	57.052	53.811	51.866	64.832	61.590
72	60.850	57.393	55.318	69.148	65.691
73	64.922	61.233	59.020	73.775	70.086
74	69.310	65.372	63.009	78.761	74.823
75	74.065	69.857	67.332	84.165	79.957
76	79.229	N/A	N/A	90.033	N/A
77	84.854	N/A	N/A	96.425	N/A
78	90.966	N/A	N/A	103.370	N/A
79	97.574	N/A	N/A	110.879	N/A
80	104.679	N/A	N/A	118.953	N/A
81	112.323	N/A	N/A	127.640	N/A
82	120.494	N/A	N/A	136.925	N/A
83	129.291	N/A	N/A	146.922	N/A
84	138.796	N/A	N/A	157.723	N/A
85	149.046	N/A	N/A	169.370	N/A

Surrender Target Factor
Female Insureds
Issue Age	Standard Non-tobacco	Preferred Non-tobacco	Preferred Plus Non-tobacco	Standard Tobacco	Preferred Tobacco
0	1.316	N/A	N/A	N/A	N/A
1	1.375	N/A	N/A	N/A	N/A
2	1.429	N/A	N/A	N/A	N/A
3	1.491	N/A	N/A	N/A	N/A
4	1.558	N/A	N/A	N/A	N/A
5	1.631	N/A	N/A	N/A	N/A
6	1.706	N/A	N/A	N/A	N/A
7	1.787	N/A	N/A	N/A	N/A
8	1.870	N/A	N/A	N/A	N/A
9	1.958	N/A	N/A	N/A	N/A
10	2.050	N/A	N/A	N/A	N/A
11	2.147	N/A	N/A	N/A	N/A
12	2.249	N/A	N/A	N/A	N/A
13	2.355	N/A	N/A	N/A	N/A
14	2.464	N/A	N/A	N/A	N/A
15	2.579	N/A	N/A	N/A	N/A
16	2.699	N/A	N/A	N/A	N/A
17	2.823	N/A	N/A	N/A	N/A
18	2.954	2.786	2.686	3.357	3.189
19	3.091	2.916	2.810	3.513	3.337
20	3.235	3.051	2.941	3.676	3.492
21	3.385	3.193	3.078	3.847	3.655
22	3.545	3.343	3.222	4.028	3.827
23	3.712	3.501	3.374	4.218	4.007
24	3.890	3.669	3.536	4.420	4.199
25	4.075	3.844	3.705	4.631	4.399
26	4.272	4.030	3.884	4.855	4.612
27	4.479	4.225	4.072	5.090	4.836
28	4.697	4.430	4.270	5.337	5.070
29	4.925	4.646	4.478	5.597	5.317
30	5.166	4.873	4.697	5.871	5.577
31	5.422	5.114	4.929	6.161	5.853
32	5.690	5.367	5.173	6.466	6.143
33	5.973	5.633	5.430	6.787	6.448
34	6.271	5.915	5.701	7.126	6.770
35	6.584	6.210	5.986	7.482	7.108
36	6.914	6.521	6.286	7.857	7.464
37	7.261	6.848	6.601	8.251	7.838
38	7.627	7.194	6.934	8.667	8.234
39	8.014	7.559	7.286	9.107	8.652
40	8.424	7.946	7.658	9.573	9.094
41	8.858	8.355	8.053	10.066	9.563
42	9.317	8.788	8.470	10.588	10.059
43	9.803	9.246	8.912	11.140	10.583
44	10.318	9.732	9.380	11.725	11.139
45	10.862	10.245	9.874	12.343	11.726
46	11.437	10.788	10.398	12.997	12.347
47	12.045	11.361	10.950	13.688	13.004
48	12.686	11.965	11.533	14.416	13.695
49	13.363	12.604	12.148	15.185	14.426
50	14.076	13.276	12.796	15.995	15.195
51	14.828	13.986	13.480	16.850	16.008

Issue Age	Standard Non-tobacco	Preferred Non-tobacco	Preferred Plus Non-tobacco	Standard Tobacco	Preferred Tobacco
52	15.620	14.733	14.200	17.750	16.863
53	16.454	15.519	14.958	18.698	17.763
54	17.332	16.348	15.757	19.696	18.711
55	18.259	17.222	16.599	20.749	19.712
56	19.236	18.143	17.487	21.859	20.766
57	20.265	19.113	18.422	23.028	21.877
58	21.350	20.137	19.409	24.261	23.048
59	22.495	21.216	20.450	25.562	24.284
60	23.707	22.360	21.552	26.940	25.593
61	24.994	23.574	22.722	28.402	26.982
62	26.361	24.863	23.965	29.956	28.458
63	27.816	26.235	25.287	31.609	30.029
64	29.367	27.699	26.698	33.372	31.703
65	31.024	29.261	28.203	35.254	33.491
66	32.793	30.930	29.812	37.265	35.402
67	34.687	32.716	31.534	39.417	37.446
68	36.716	34.630	33.378	41.723	39.637
69	38.892	36.683	35.357	44.196	41.986
70	41.229	38.886	37.481	46.851	44.508
71	43.739	41.253	39.762	49.703	47.218
72	46.433	43.795	42.212	52.765	50.127
73	49.328	46.525	44.843	56.054	53.251
74	52.422	49.462	47.674	59.593	56.613
75	55.798	52.628	50.726	63.407	60.237
76	59.424	N/A	N/A	67.527	N/A
77	63.348	N/A	N/A	71.986	N/A
78	67.606	N/A	N/A	76.825	N/A
79	72.238	N/A	N/A	82.089	N/A
80	77.295	N/A	N/A	87.835	N/A
81	82.836	N/A	N/A	94.132	N/A
82	88.784	N/A	N/A	100.891	N/A
83	95.157	N/A	N/A	108.133	N/A
84	102.064	N/A	N/A	115.982	N/A
85	109.558	N/A	N/A	124.498	N/A

"Bands" as used in the Administrative Target Factor table below corresponds to particular ranges of Base Policy Specified Amount: Band 2 = Base Policy Specified Amounts equal to or greater than $100,000 and less than $250,000; Band 3 = Base Policy Specified Amounts equal to or greater than $250,000 and less than $500,000; Band 4 = Base Policy Specified Amounts equal to or greater than $500,000 and less than $1,000,000; and Band 5 = Base Policy Specified Amounts equal to or greater than $1,000,000.
Administrative Target Factor
Issue Age	Band 2	Band 3	Band 4	Band 5
0	6.00	4.00	4.00	4.00
1	6.00	4.00	4.00	4.00
2	6.00	4.00	4.00	4.00
3	6.00	4.00	4.00	4.00
4	6.00	4.00	4.00	4.00
5	6.00	4.00	4.00	4.00
6	6.00	4.00	4.00	4.00
7	6.00	4.00	4.00	4.00
8	6.00	4.00	4.00	4.00
9	6.00	4.00	4.00	4.00
10	6.00	4.00	4.00	4.00
11	6.00	4.00	4.00	4.00
12	6.00	4.00	4.00	4.00
13	6.00	4.00	4.00	4.00
14	6.00	4.00	4.00	4.00
15	6.00	4.00	4.00	4.00
16	6.00	4.00	4.00	4.00
17	6.00	4.00	4.00	4.00
18	6.00	4.00	4.00	4.00
19	6.00	4.00	4.00	4.00
20	6.00	4.00	4.00	4.00
21	6.00	4.00	4.00	4.00
22	6.00	4.00	4.00	4.00
23	6.00	4.00	4.00	4.00
24	6.00	4.00	4.00	4.00
25	6.00	4.00	4.00	4.00
26	6.15	4.05	4.05	4.05
27	6.30	4.10	4.10	4.10
28	6.45	4.15	4.15	4.15
29	6.60	4.20	4.20	4.20
30	6.75	4.25	4.25	4.25
31	6.90	4.30	4.30	4.30
32	7.05	4.35	4.35	4.35
33	7.20	4.40	4.40	4.40
34	7.35	4.45	4.45	4.45
35	7.50	4.50	4.50	4.50
36	7.50	4.55	4.55	4.55
37	7.50	4.60	4.60	4.60
38	7.50	4.65	4.65	4.65
39	7.50	4.70	4.70	4.70
40	7.50	4.75	4.75	4.75
41	7.50	4.80	4.80	4.80
42	7.50	4.85	4.85	4.85
43	7.50	4.90	4.90	4.90
44	7.50	4.95	4.95	4.95
45	7.50	5.00	5.00	5.00
46	7.50	5.00	5.00	5.00
47	7.50	5.00	5.00	5.00
Issue Age	Band 2	Band 3	Band 4	Band 5
48	7.50	5.00	5.00	5.00
49	7.50	5.00	5.00	5.00
50	7.50	5.00	5.00	5.00
51	7.50	5.00	5.00	5.00
52	7.50	5.00	5.00	5.00
53	7.50	5.00	5.00	5.00
54	7.50	5.00	5.00	5.00
55	7.50	5.00	5.00	5.00
56	7.50	5.00	5.00	5.00
57	7.50	5.00	5.00	5.00
58	7.50	5.00	5.00	5.00
59	7.50	5.00	5.00	5.00
60	7.50	5.00	5.00	5.00
61	7.50	5.00	5.00	5.00
62	7.50	5.00	5.00	5.00
63	7.50	5.00	5.00	5.00
64	7.50	5.00	5.00	5.00
65	7.50	5.00	5.00	5.00
66	7.60	5.15	5.15	5.15
67	7.70	5.30	5.30	5.30
68	7.80	5.45	5.45	5.45
69	7.90	5.60	5.60	5.60
70	8.00	5.75	5.75	5.75
71	8.10	5.90	5.90	5.90
72	8.20	6.05	6.05	6.05
73	8.30	6.20	6.20	6.20
74	8.40	6.35	6.35	6.35
75	8.50	6.50	6.50	6.50
76	8.55	6.65	6.65	6.65
77	8.60	6.80	6.80	6.80
78	8.65	6.95	6.95	6.95
79	8.70	7.10	7.10	7.10
80	8.75	7.25	7.25	7.25
81	8.80	7.40	7.40	7.40
82	8.85	7.55	7.55	7.55
83	8.90	7.70	7.70	7.70
84	8.95	7.85	7.85	7.85
85	9.00	8.00	8.00	8.00

Surrender Charge Percentage
Issue Age	Male	Female
0	65.0%	65.0%
1	65.0%	65.0%
2	65.0%	65.0%
3	65.0%	65.0%
4	65.0%	65.0%
5	65.0%	65.0%
6	65.0%	65.0%
7	65.0%	65.0%
8	65.0%	65.0%
9	65.0%	65.0%
10	65.0%	65.0%
11	65.0%	65.0%
12	65.0%	65.0%
13	65.0%	65.0%
14	65.0%	65.0%
15	65.0%	65.0%
16	65.0%	65.0%
17	65.0%	65.0%
18	65.0%	65.0%
19	65.0%	65.0%
20	65.0%	65.0%
21	65.0%	65.0%
22	65.0%	65.0%
23	65.0%	65.0%
24	65.0%	65.0%
25	65.0%	65.0%
26	65.0%	65.0%
27	65.0%	65.0%
28	65.0%	65.0%
Issue Age	Male	Female
29	65.0%	65.0%
30	65.0%	65.0%
31	65.0%	65.0%
32	65.0%	65.0%
33	65.0%	65.0%
34	65.0%	65.0%
35	65.0%	65.0%
36	65.0%	65.0%
37	65.0%	65.0%
38	65.0%	65.0%
39	65.0%	65.0%
40	65.0%	65.0%
41	65.0%	65.0%
42	65.0%	65.0%
43	65.0%	65.0%
44	65.0%	65.0%
45	65.0%	65.0%
46	65.0%	65.0%
47	65.0%	65.0%
48	65.0%	65.0%
49	65.0%	65.0%
50	65.0%	65.0%
51	65.0%	65.0%
52	65.0%	65.0%
53	65.0%	65.0%
54	65.0%	65.0%
55	65.0%	65.0%
56	65.0%	65.0%
57	65.0%	65.0%
Issue Age	Male	Female
58	65.0%	65.0%
59	65.0%	65.0%
60	65.0%	65.0%
61	65.0%	65.0%
62	65.0%	65.0%
63	65.0%	65.0%
64	65.0%	65.0%
65	65.0%	65.0%
66	65.0%	65.0%
67	65.0%	65.0%
68	65.0%	65.0%
69	65.0%	65.0%
70	62.0%	65.0%
71	58.0%	65.0%
72	54.0%	65.0%
73	50.0%	65.0%
74	47.0%	63.0%
75	43.0%	59.0%
76	40.0%	55.0%
77	37.0%	51.0%
78	35.0%	48.0%
79	32.0%	44.0%
80	30.0%	41.0%
81	27.0%	38.0%
82	25.0%	35.0%
83	23.0%	33.0%
84	21.0%	30.0%
85	20.0%	28.0%

Appendix D: The Adjusted Sales Load Life Insurance Rider
The Adjusted Sales Load Life Insurance Rider is no longer available for election for applications signed after January 8, 2010. The information in this Appendix is applicable only if the policy was issued with the Adjusted Sales Load Life Insurance Rider.
The following table describes the periodic charges applicable to the Adjusted Sales Load Life Insurance Rider.
Periodic Charges For Riders
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Adjusted Sales Load Life Insurance Rider Charge	Monthly	Maximum for each 1% of Premium Load replaced:$0.14 for each $1,000 of aggregate Premiums	Currently:$0.14 for each $1,000 of aggregate Premiums
The following disclosure describes the benefits, charges and operation of the Adjusted Sales Load Life Insurance Rider.
The benefit associated with the Adjusted Sales Load Life Insurance Rider is the replacement of all or a portion of the up-front Premium Load (comprised of the Sales Load and Premium Taxes) with a monthly Rider charge. The policy owner may elect the number of years (from one to seven) where Premium Load would be replaced. Premium Load will be assessed on any amount that is not elected to be replaced by the Rider.
Rider Availability
This Rider is only available to purchase at the time of application.To better understand the benefits of this Rider, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.
Adjusted Sales Load Rider Charge
A monthly Adjusted Sales Load Life Insurance Rider Charge is assessed to compensate Nationwide for the sales and premium tax expenses that it will not collect in the form of Premium Load. The aggregate monthly Rider charges will be greater than the amount Nationwide would have deducted as Premium Load. The monthly charge is the product of the policy's aggregate monthly Premiums since the Policy Date, the portion of Premium Load elected to be replaced (expressed as a whole percentage of Premiums paid), and the factor of 0.0001354. The Rider's charge may vary. Each Premium payment made will cause the Rider's charge to increase. How long the Rider charge is assessed will also vary. The Rider charge will be assessed for nine policy years, plus the number of years (from one to seven) that the Premium Load is to be replaced (with a maximum Rider charge period of 15 years). However, if a policy owner stops making Premium payments during that one to seven-year period, the Rider charge will only be assessed for nine policy years, plus the number of years where Premium payments were actually received.
For example, upon election, the policy owner anticipated making Premium payments for five years. Therefore, the policy owner could expect to have the Rider charge assessed for 14 years (nine years plus five years). However, the policy owner actually makes the last Premium payment in policy year three, and does not make any additional Premium payments. Since the policy owner did not get full "use" of the Rider (the policy owner received three years worth of Premium Load replacement), Nationwide will only assess the Rider charge for 12 policy years (nine years plus the three years' worth of benefit received).

If the policy terminates within the first 10 policy years, Nationwide will deduct from the Cash Surrender Value an amount to compensate it for the Premium Load waived, but not recovered, as a Rider charge. The amount deducted from the Cash Surrender Value will equal the product of the actual Premium Load replaced by the Rider (in dollars) and the percentage from the following table that corresponds to the number of years the policy has been In Force.
Policy Year	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11 and Later	0%
For example, the policy owner elected to replace the Premium Load for seven years. During the fifth policy year, the policy owner terminates the policy. During the five years the policy was In Force, $10,000 of Premium was paid. The amount of Premium Load that the Rider replaced is $400 ($40 for each $1,000 of Premium). Therefore, Nationwide will deduct $240 (60% of $400) from the Cash Surrender Value.
The Adjusted Sales Load Life Insurance Rider Charge will be deducted proportionally from the Sub-Account allocations and Fixed Account, unless the policy owner elects Directed Monthly Deductions. Because the charge for this benefit is deducted from the policy's Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Outside back cover page
To learn more about the policy, the policy owner should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the policy contact the Service Center:
•	by telephone at 1-800-848-6331
•	by mail to Nationwide Life Insurance Company
P.O. Box 182835
Columbus, OH 43218-2835
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Nationwide Life Insurance Company and the policy. Information about Nationwide Life Insurance Company and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Investment Company Act of 1940 Registration File No. 811-21610
Securities Act of 1933 Registration File No. 333-146649

Waddell & Reed Protection VUL – New York
Individual Flexible Premium Variable Universal Life Insurance Policies
Issued by
Nationwide Life Insurance Company
through its
Nationwide VLI Separate Account-7
The date of this prospectus is May 1, 2016.
This prospectus contains basic information about the policies that should be understood before investing. Read this prospectus carefully and keep it for future reference.
Variable life insurance policies are complex products with unique benefits and advantages. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all within other life insurance products. With help from financial consultants and advisors, purchasers are encouraged to compare and contrast the costs and benefits of the policy described in this prospectus against those of other life insurance products, especially other variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of products, many with different charges, benefit features, and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the policy described in this prospectus is consistent with the purchaser’s life insurance objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics and needs.
To obtain additional information, including free copies of prospectuses for the underlying mutual funds or a copy of the Statement of Additional Information, or to make service or transaction requests, contact Nationwide using any of the methods described in Contacting the Service Center.
These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.
This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. Not all Riders, terms, conditions, benefits, programs, features, and investment options are available or approved for use in every state. Contact Nationwide to review a copy of the policy and any Riders or endorsements. This prospectus contains all material rights and features of the policy.
The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy may decrease in value to the point of being valueless because of poor Investment Experience.
The purpose of this policy is to provide life insurance protection for the beneficiary named by the policy owner. If the purchaser’s primary need is not life insurance protection, then purchasing this policy may not be in the best interest of the purchaser. Nationwide makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
If this policy is being purchased to replace existing life insurance, the purchaser should carefully consider the benefits, features, and costs of this policy versus those of the policy being replaced.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
1

2

Table of Contents (continued)
3

In Summary: Policy Benefits
Death Benefit
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while the policy is In Force. The policy is In Force when: the policy has been issued; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Insured's date of death.
Choice of Policy Proceeds
The Policy Proceeds may be paid in a lump sum, or a variety of options that will pay out over time.
Coverage Flexibility
Subject to conditions, the policy owner may choose to:
•	change the death benefit option;
•	increase or decrease the Base Policy Specified Amount and/or Rider Specified Amount;
•	change beneficiaries; and
•	change ownership of the policy.
Continuation of Coverage is Guaranteed
The policy will remain In Force during the policy continuation period as long as sufficient Premium is paid to meet the requirements set forth in Guaranteed Policy Continuation Provision.
Access to Cash Value
Subject to conditions, the policy owner may:
•	take a policy loan, see Policy Loans.
•	take a partial surrender, see Partial Surrender.
•	surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Premium Flexibility
The policy owner will select a Premium payment plan for the policy at the time of application. Within limits, the policy owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Investment Experience.
Investment Options
Net Premium may be allocated among fixed and/or variable investment options available in the policy.
The policy currently offers a fixed investment option which will earn interest daily, see Fixed Account.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VLI Separate Account-7 contains one Sub-Account for each of the underlying mutual funds offered in the policy.
4

Transfer Requests
Policy owners may request to transfer allocations between available investment options of the policy (i.e., the Fixed Account and Sub-Accounts). Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center. Transfer requests may be subject to policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience, see Transfers Among and Between Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Unlike other variable insurance products Nationwide offers, Individual Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the Insured's death, see Taxes.
Assignment
Policy owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.
Examination Right
For a limited time, the policy owner may cancel the policy and receive a refund, see Right to Cancel (Examination Right).
Riders
The policy owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
•	Overloan Lapse Protection Rider
•	Children's Term Insurance Rider
•	Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider
•	Spouse Life Insurance Rider
•	Accidental Death Benefit Rider
•	Premium Waiver Rider
•	Change of Insured Rider (no charge)
•	Additional Term Insurance Rider
•	Waiver of Monthly Deductions Rider
•	Extended Death Benefit Guarantee Rider
Note: The Adjusted Sales Load Life Insurance Rider is no longer available for election for applications signed after January 8, 2010. For policies issued on or before January 8, 2010, with the Adjusted Sales Load Life Insurance Rider, information about the Rider including the In Summary: Fee Table listing the periodic charges assessed for the Rider, is located in Appendix D: The Adjusted Sales Load Life Insurance Rider.
5

In Summary: Policy Risks
State Variations
Due to variations in state law, many features of the policy described in this prospectus may be different or may not be available at all depending on the state in which the policy is issued.
Possible variations include, but are not limited to, Rider terms and availability, availability of certain investment options, free look rights, policy exchange rights, policy Lapse and/or reinstatement requirements, and the duration of suicide and incontestability periods. Variations due to state law are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, the policy owner can contact the Service Center, see Contacting the Service Center.
Risk of Increase in Current Fees and Charges
Nationwide may change policy and/or Rider charges and rates under the policy at any time. Changes in policy and/or Rider charges and rates will vary based upon changes in Nationwide's future expectations related to items such as company investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Nationwide will provide advance notice of any increase in policy and/or Rider charges.
If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Policy and Rider charges will not exceed the maximum charges shown in the fee tables, see In Summary: Fee Tables and Standard Policy Charges.
Improper Use
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy owners accessing the Cash Value in the early policy years could incur potentially substantial surrender charges.
Unfavorable Investment Experience
The Sub-Accounts may generate unfavorable Investment Experience. Poor Investment Experience and the deduction of policy and Sub-Account charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage.
Note: The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Risk of Policy Lapse
Cash Value can be reduced by Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Whenever Cash Value is insufficient to cover the policy’s charges, the policy is at risk of Lapse; the policy could terminate without value and insurance coverage would cease.
Limitation of Access To Cash Value
A policy owner can access Cash Value through loans and partial surrenders, subject to limitations. Limitations include the amount and frequency of the loan or partial surrender, see Policy Loans and Surrenders. Once a loan or surrender is taken, Cash Value will be reduced by the amount of the policy loan and/or the partial surrender and any associated charges.
6

Fixed Account Transfer Restrictions and Limitations
In addition to the Sub-Accounts available under the policy, Net Premium can be allocated to the Fixed Account. Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account subject to transfer restrictions, without penalty or adjustment. These transfers will be in dollars and Nationwide may limit the frequency and dollar amount of transfers involving the Fixed Account. See Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
Sub-Account Limitations
Frequent trading among the Sub-Accounts may dilute the value of Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue their stated investment objectives. This could result in less favorable Investment Experience and a lower Cash Value. Some mutual funds held by the Sub-Accounts assess a short-term trading fee in order to minimize the potentially adverse effects of short-term trading on the mutual fund. Nationwide has instituted procedures to minimize disruptive transfers. While Nationwide expects these procedures to reduce the adverse effect of disruptive transfers, it cannot ensure that it has eliminated these risks.
Sub-Account Investment Risk
A comprehensive discussion of the risks of each underlying mutual fund may be found in the mutual fund’s prospectus. Read each mutual fund's prospectus before investing. Free copies of each mutual fund's prospectus may be obtained by contacting the Service Center.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
7

In Summary: Fee Tables
The following tables describe the fees and expenses assessed under the policy. The rates in these tables may be rounded up to the nearest one-hundredth decimal. These tables should be read in conjunction with the corresponding section of this prospectus that describes the fee or expense in more detail. All charges deducted from the policy's Cash Value are taken proportionally from the Sub-Accounts and the Fixed Account, unless the policy owner elects Directed Monthly Deductions, except where noted.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner buys the policy, surrenders the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load[1]	Upon making a Premium payment	Maximum: $65 from each $1,000 of Premium	Currently: $65 from each $1,000 of Premium
Premium Taxes[1]	Upon making a Premium payment	Maximum: $35 from each $1,000 of Premium	Currently: $35 from each $1,000 of Premium
Short-Term Trading Fee[2]	Upon transfer of Sub-Account value out of a Sub-Account within 60 days after allocation to that Sub-Account	Maximum: $10 per $1,000 transferred	Currently: $10 per $1,000 transferred
Illustration Charge[3]	Upon requesting an illustration	Maximum: $25	Currently: $0
Partial Surrender Fee	Upon a partial surrender	Maximum: lesser of $25 or 2% of the amount surrendered	Currently: $0
Surrender Charge4†	Upon surrender, policy Lapse, or certain Base Policy Specified Amount decreases	Maximum: $45.95 per $1,000 of Base Policy Specified Amount	Minimum: $0.49 per $1,000 of Base Policy Specified Amount
Representative: an age 35 male preferred non-tobacco with a Base Policy Specified Amount of $500,000; and a complete surrender of the policy in the first year	Upon surrender or policy Lapse	$9.30 per $1,000 of Base Policy Specified Amount
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The amounts reflected as maximum Sales Load and Premium Taxes (collectively "Premium Load") represent the maximum that may be charged in any policy year. Currently, the maximum Premium Load is only charged during the first five policy years when the Premium paid is less than the Commissionable Target Premium attributable to a policy. On a current basis, the Premium Load will decrease the longer the policy remains In Force, see Premium Load.
[2]	Short-term trading fees are only assessed in connection with Sub-Accounts that correspond to underlying mutual funds that assess a short-term trading fee to the variable account, see Appendix A: Sub-Account Information.
[3]	The policy owner will be expected to pay the Illustration Charge at the time of the request. This charge will not be deducted from Cash Value.
[4]	The maximum Surrender Charge calculation assumes: the Insured is a female, age 74, standard tobacco, the Base Policy Specified Amount is $100,000, a full surrender is taken during the first policy year, and the aggregate first year Premium exceeds the surrender target premium. The minimum surrender charge calculation assumes the Insured is female, age 0, standard non-tobacco underwriting classification, premium paid in the first policy year is $2,000, and a full surrender is taken in policy year 10, see Surrender Charge and Appendix C: Surrender Charge Examples.
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The next table describes the fees and expenses that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Periodic Charges
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Cost of Insurance Charge1†	Monthly	Maximum: $83.34 per $1,000 of Net Amount At Risk	Minimum: $0.00 per $1,000 of Net Amount At Risk
Representative: an age 35 male preferred non-tobacco with a Base Policy Specified Amount of $500,000 and Death Benefit Option 1	Monthly	$0.10 per $1,000 of Net Amount At Risk
Flat Extra Charge[2]	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Mortality and Expense Risk Charge[3]	Monthly	Maximum: $0.67 per $1,000 of Cash Value allocated to the Sub-Accounts for all policy years	Currently: $0.67 per $1,000 of Cash Value allocated to the Sub-Accounts for all policy years
Administrative Per Policy Charge	Monthly	Maximum: $9 per policy	Currently: $9 per policy
Underwriting and Distribution Charge4†	Monthly	Maximum: $0.20 per $1,000 of Base Policy Specified Amount	Minimum: $0.00 per $1,000 of Base Policy Specified Amount
Representative: an issue of age 35, policy year one, male preferred non-tobacco with a Base Policy Specified Amount of $500,000 and Death Benefit Option 1	Monthly	$0.10 per $1,000 of Base Policy Specified Amount
Policy Loan Interest Charge[5]	Annually	Maximum: 4.5% of Indebtedness	Currently: 4.5% of Indebtedness
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The maximum Cost of Insurance Charge calculation assumes: the Insured is a male; issue age 45; policy year 75; standard tobacco; and a Base Policy Specified Amount of $100,000. The minimum charge calculation assumes: the Insured is either male or female; Attained Age 121; any underwriting classification; any Base Policy Specified Amount; and any policy year on or after the policy anniversary the Insured reached Attained Age 121. Under no circumstance will the assessment of a Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum Cost of Insurance Charge.
[2]	The Flat Extra Charge is only applicable if certain factors result in an Insured having a Substandard Rating, see Cost of Insurance Charge.
[3]	The maximum Mortality and Expense Risk Charge represents the maximum amount that may be charged in any policy month based on any dollar amount allocated to the Sub-Accounts. Currently, the maximum is only charged during the first 15 policy years when Cash Value allocated to the Sub-Accounts is $250,000 or less.
[4]	The maximum Underwriting and Distribution Charge calculation assumes: policy year one; an issue age of 85; and Base Policy Specified Amount of $250,000. The minimum charge calculation assumes: a policy in effect in years eight and thereafter as measured from the Policy Date for the initial Base Policy Specified Amount; the Insured is either male or female; any age; any underwriting classification; and any Base Policy Specified Amount.
5
The Policy Loan Interest Charge is described in more detail in Policy Loans.
9

The next table describes the fees and expenses associated with Riders that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Rider Charges
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Overloan Lapse Protection Rider Charge†	Upon invoking the Rider	Maximum: $42.50 per $1,000 of Cash Value	Minimum: $1.50 per $1,000 of Cash Value
Representative: an Attained Age 85 Insured with a Cash Value of $500,000	Upon invoking the Rider	$32 per $1,000 of Cash Value
Children’s Term Insurance Rider Charge	Monthly	Maximum: $0.43 per $1,000 of Rider Specified Amount	Currently: $0.43 per $1,000 of Rider Specified Amount
Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider Charge1†	Monthly	Maximum: $13.65 per $1,000 of Rider Net Amount At Risk	Minimum: $0.00 per $1,000 of Rider Net Amount At Risk
Representative: an Issue Age 35 male preferred non-tobacco	Monthly	$0.05 per $1,000 of Rider Net Amount At Risk
Spouse Life Insurance Rider Charge2†	Monthly	Maximum: $10.23 per $1,000 of Rider Specified Amount	Minimum: $0.10 per $1,000 of Rider Specified Amount
Representative Spouse: an Attained Age 35 female non-tobacco with a Rider Specified Amount of $100,000	Monthly	$0.11 per $1,000 of Rider Specified Amount
Accidental Death Benefit Rider Charge3†	Monthly	Maximum: $0.75 per $1,000 of Rider Specified Amount	Minimum: $0.05 per $1,000 of Rider Specified Amount
Representative: an Attained Age 35 male preferred non-tobacco with a Rider Specified Amount of $100,000	Monthly	$0.06 per $1,000 of Rider Specified Amount
Premium Waiver Rider Charge4†	Monthly	Maximum: $315 per $1,000 of Premium Waiver Benefit	Minimum: $42 per $1,000 of Premium Waiver Benefit
Representative: an age 35 male preferred non-tobacco	Monthly	$42 per $1,000 of Premium Waiver Benefit
Additional Term Insurance Rider Charge5†	Monthly	Maximum: $83.34 per $1,000 of Rider Death Benefit	Minimum: $0.02 per $1,000 of Rider Death Benefit
Representative: an Issue Age 35 male; in the first policy year; preferred non-tobacco with a Rider Specified Amount of $250,000; and a Total Specified Amount of $500,000	Monthly	$0.05 per $1,000 of Rider Death Benefit
Waiver of Monthly Deductions Rider Charge6†	Monthly	Maximum: $855 per $1,000 of Waiver of Monthly Deduction Benefit	Minimum: $85 per $1,000 of Waiver of Monthly Deduction Benefit
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Rider Charges
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Representative: an age 35 male preferred non-tobacco with a Total Specified Amount of $500,000 and Death Benefit Option 1	Monthly	$85 per $1,000 of Waiver of Monthly Deduction Benefit
Extended Death Benefit Guarantee Rider Charge7†	Monthly	Maximum: $0.16 per $1,000 of Base Policy Specified Amount covered by the Rider	Minimum: $0.01 per $1,000 of Base Policy Specified Amount covered by the Rider
Representative: an age 35 male preferred non-tobacco with an Extended Death Benefit Guarantee Percentage of 100%; a lifetime Extended Death Benefit Guarantee Duration; and a Base Policy Specified Amount of $500,000	Monthly	$0.06 per $1,000 of Base Policy Specified Amount covered by the Rider
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The maximum Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider Charge calculation assumes: the Insured is a female; Issue Age 85; and standard tobacco with a Substandard Rating of Table P. The minimum charge calculation assumes: the Insured is either male or female; is Attained Age 100; and any underwriting classification.
[2]	The maximum Spouse Life Insurance Rider Charge calculation assumes: the Insured is a male; Attained Age 69; standard tobacco with a Substandard Rating of Table F; a Flat Extra Charge of $1.25 per $1,000 per month; and a Rider Specified Amount of $25,000. The minimum charge calculation assumes: the Insured is female; Attained Age 21; standard non-tobacco; no Substandard Rating or Flat Extra Charge; and a Rider Specified Amount of $100,000.
[3]	The maximum Accidental Death Benefit Rider Charge calculation assumes: the Insured is Attained Age 69 with a Substandard Rating of Table P. The minimum charge calculation assumes: the Insured is Attained Age 5 with no Substandard Rating.
[4]	The maximum Premium Waiver Rider Charge calculation assumes: monthly Premium payments of $1,000; the Insured is female; Attained Age 64; with a Substandard Rating of Table H. The minimum charge calculation assumes: monthly Premium payments of $1,000; the Insured is male; Attained Age 18; and any underwriting classification.
[5]	The maximum charge calculation assumes: the Insured is either male or female; Attained Age 119; policy year 75; any underwriting classification; and any Total Specified Amount. The minimum charge calculation assumes: the Insured is female; issue age 5; policy year one; and a Total Specified Amount of $1,000,000.
[6]	The maximum Waiver of Monthly Deductions Rider Charge calculation assumes: the Insured is Attained Age 59 with a Substandard Rating of Table H. The minimum charge calculation assumes: the Insured is male; Attained Age 18; with no Substandard Rating.
[7]	The maximum Extended Death Benefit Guarantee Rider Charge calculation assumes: the Insured is either male or female; any issue age; any underwriting classification; a lifetime guarantee duration is elected; and 100% of the Base Policy Specified Amount is to be guaranteed by this Rider. The minimum charge calculation assumes: the Insured is female; issue age 18; preferred non-tobacco; a 20-year guarantee duration is elected; and 50% of the Base Policy Specified Amount is to be guaranteed by this Rider.
The next table shows the minimum and maximum total operating expenses, as of December 31, 2015, charged by the underlying mutual funds that a policy owner may periodically pay while the policy is In Force. More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.45%	1.35%
11

Policy Investment Options
Policy owners designate how Net Premium payments are allocated among the Sub-Accounts and/or the Fixed Account. Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.
Fixed Account
Nationwide's obligations under the Fixed Account are backed by assets of its general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts and is used to support Nationwide's annuity and insurance obligations.
Subject to applicable law, Nationwide has sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Nationwide bears the full investment risk for all amounts allocated to the Fixed Account.
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been and will not be registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Minimum Guaranteed Interest Rate
Nationwide guarantees that Cash Value allocated to the Fixed Account will accrue interest daily at an effective annual rate that Nationwide determines without regard to the actual investment experience of the general account. Interest crediting rates are set at the beginning of each calendar quarter but are subject to change at any time. Nationwide will credit any interest in excess of the guaranteed interest crediting rate at its sole discretion. Nationwide may not credit any interest in excess of the guaranteed interest crediting rate and different rates may apply to different Premium allocations or exchanges.
Currently, the Fixed Account is the only fixed investment option available under the policy. In the future, Nationwide may offer one or more additional fixed accounts with characteristics that differ from those of the current option, but is under no obligation to do so. The effective annual rate Nationwide declares for the Fixed Account will never be less than 2% for policies with a Policy Date on or after August 1, 2014, 3% for policies with a Policy Date prior to August 1, 2014.
Interest Crediting Risks and Lapse
The policy owner assumes the risk that the actual credited interest rate may not exceed the guaranteed interest crediting rate. Premiums applied to the policy at different times may receive different interest crediting rates. The interest crediting rate may also vary for new Premium versus Sub-Account transfers. Interest credited to the Fixed Account may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Nationwide Claims-Paying Ability
Guaranteed benefits or interest crediting associated with the Fixed Account is a general account obligation of Nationwide. Therefore, any guaranteed benefit, interest crediting, and the policy owner's right to receive payment, is subject to Nationwide’s claims-paying ability and may be subordinate to other claims on the general account in the event Nationwide becomes insolvent.
Restrictions on Transfers to and from the Fixed Account
Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the Fixed Account, see Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
12

Variable Investment Options
The variable investment options available under the policy are Sub-Accounts that correspond to mutual funds that are registered with the SEC. The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds. The mutual funds are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.
Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts. The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.
Underlying mutual funds in the separate account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.
The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.
The particular underlying mutual funds available under the policy may change from time to time. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. In the case of new share class additions, future allocations may be limited to the new share classes. The policy owner will receive notice of any such changes that effect the policy. Not all underlying mutual funds may be available in every state.
Some underlying mutual funds may assess short-term trading fees. The separate account will collect the short-term trading fee at the time of the transfer by reducing the amount transferred. All short-term trading fees collected are remitted to the underlying mutual fund, see Short-Term Trading Fees and Appendix A: Sub-Account Information.
In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates may be added to the separate account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.
The Sub-Accounts available through this policy invest in underlying mutual funds of the companies listed below. For a complete list of the available Sub-Accounts, see Appendix A: Sub-Account Information. For more information on the underlying mutual funds, refer to the prospectus for the mutual fund. To obtain free copies of prospectuses for the underlying mutual funds, policy owners can contact Nationwide using any of the methods described in Contacting the Service Center.
•	Ivy Funds Variable Insurance Portfolios
Valuation of Accumulation Units
Nationwide accounts for the value of a policy owner's interest in the Sub-Accounts by using Accumulation Units. The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide uses each underlying mutual fund's Net Asset Value (NAV) to calculate the daily Accumulation Unit value for the corresponding Sub-Account. Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units, see How Sub-Account Investment Experience is Determined.
Accumulation Units are priced as of the New York Stock Exchange's (NYSE) close of business, normally 4:00 p.m. EST, on each day that it is open. Nationwide will price Accumulation Units on each day that the NYSE is open for business. Any transactions received after the close of the NYSE will be priced as of the next Valuation Period. Nationwide will not price Accumulation Units on these recognized holidays:
•	New Year's Day
•	Martin Luther King, Jr. Day
•	Presidents' Day
•	Good Friday
•	Memorial Day
•	Independence Day

13

•	Labor Day
•	Thanksgiving
•	Christmas
In addition, Nationwide will not price Accumulation Units if:
(1)	trading on the NYSE is restricted;
(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or
(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.
SEC rules and regulations govern when the conditions described in items (1) and (2) exist.
How Sub-Account Investment Experience is Determined
Sub-Account allocations are accounted for in Accumulation Units. A policy owner's interest in the Sub-Accounts is represented by the number of Accumulation Units owned by the policy owner. The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account. The number of Sub-Account Accumulation Units owned by a policy owner will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with Premium and loan repayments.
Initially, Nationwide sets the Accumulation Unit value at $10 for each Sub-Account. Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide accounts for these performance fluctuations by using a "net investment factor," as described below, in the daily Sub-Account valuation calculations. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.
Nationwide determines the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:
(a)	is the sum of:
•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and
•	the per share amount of any dividend or income distributions made by the mutual fund held in the Sub-Account (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus
•	a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and
(b)	is the NAV per share of the mutual fund held in the Sub-Account determined as of the end of the immediately preceding Valuation Period.
Nationwide determines the Sub-Account’s Accumulation Unit value at the end of each Valuation Period. The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.
Transfers Among and Between the Policy Investment Options
Sub-Account Transfers
Policy owners may request transfers to or from the Sub-Accounts once per Valuation Period, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds. Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the policy owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the policy owner. The net result is that the policy owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.
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Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading"). A policy owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.
Nationwide discourages (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy. Short-term trading can result in:
•	the dilution of the value of the investors' interests in the mutual fund;
•	mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•	increased administrative costs due to frequent purchases and redemptions.
To protect investors in this policy from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Nationwide cannot guarantee that attempts to deter active trading strategies will be successful.
If Nationwide is unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.
Short-Term Trading Fees
Some underlying mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account. The fee is assessed against the amount transferred and is paid to the underlying mutual fund. These fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading. Some underlying mutual funds may refer to short-term trading fees as "redemption fees." See Appendix A: Sub-Account Information for a complete list of available underlying mutual funds, including those that assess short-term trading fees.
U.S. Mail Restrictions
Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period. A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period. For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in one Valuation Period, this counts as one transfer event. A single transfer occurring in a given Valuation Period that involves only two Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as one transfer event.
As a result of this monitoring process, Nationwide may restrict the form in which transfer requests will be accepted. In general, Nationwide will adhere to the following guidelines:
Trading Behavior	Nationwide's Response
Six or more transfer events in one calendar quarter	Nationwide will mail a letter to the policy owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfer events exceed 11 in two consecutive calendar quarters or 20 in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in two consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
Each January 1st, Nationwide will start the monitoring anew, so that each policy starts with zero transfer events each January 1. See, however, the Other Restrictions provision below.
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Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple Nationwide policies pursuant to trading authority granted or conveyed by multiple policy owners. These multi-policy advisors will be required by Nationwide to submit all transfer requests via U.S. mail.
Other Restrictions
Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.
Any restrictions that Nationwide implements will be applied consistently and uniformly. The policy owner will be notified if a transfer request is rejected. If a short-term trading fee is assessed, the policy owner will receive a confirmation notice.
Underlying Mutual Fund Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:
(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any policy owner;
(2)	request the amounts and dates of any purchase, redemption, transfer, or exchange request ("transaction information"); and
(3)	instruct Nationwide to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).
Nationwide is required to provide such transaction information to the underlying mutual funds upon their request. In addition, Nationwide is required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund. Nationwide and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund. If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund, Nationwide will keep any affected policy owner in their current underlying mutual fund allocation.
Fixed Account Transfers
Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the Fixed Account. Contact the Service Center for information regarding restrictions in effect for the Fixed Account at the time of a Premium payment or transfer request.
Transfers to and/or from the Fixed Account may be restricted as follows:
•	Transfers to and/or from may be prohibited during the first policy year
•	Only one transfer to and/or from may be permitted every 12 months
Transfers to the Fixed Account may be restricted as follows:
•	Transfers to that exceed 25% of the value allocated to the Sub-Accounts (as of the end of the prior Valuation Period) may not be permitted
•	Transfers to that would result in the Fixed Account value exceeding 30% of the total Cash Value may not be permitted.
Transfers from the Fixed Account may be restricted as follows:
•	Transfers from, of more than 25% of the Fixed Account value in any policy year (as of the end of the previous policy year), may not be permitted.
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Amounts transferred to the Fixed Account may be credited interest at different rates, see Fixed Account. Transfers from the Fixed Account will be on a last-in, first-out basis (LIFO). Any restrictions that Nationwide implements will be applied consistently and uniformly.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•	by telephone at 1-866-221-1100 (TDD 1-800-238-3035)
•	by mail to P.O. Box 182835, Columbus, Ohio 43218-2835
•	by fax at 1-888-634-4472
•	by Internet at www.waddell.com.
Nationwide reserves the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.
Not all methods of communication are available for all types of requests. To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center. Requests submitted by means other than described in this prospectus could be returned or delayed.
Service and transaction requests will generally be processed in the Valuation Period they are received at the Service Center as long as the request is in good order, see Valuation of Accumulation Units. Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide. If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. Nationwide reserves the right to process any transaction request sent to a location other than the Service Center in the Valuation Period it is received at the Service Center. On any day the post office is closed, Nationwide is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
Nationwide may be required to provide information about a specific policy to government regulators. If mandated under applicable law, Nationwide may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or Death Benefit Proceeds until instructed otherwise by the appropriate regulator.
Nationwide will use reasonable procedures to confirm that instructions are genuine and Nationwide will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.
The Policy
General Information
The policy is a legal contract. It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Pages; and the application, including any supplemental application. The benefits described in the policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to Nationwide’s underwriting and approval. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations. Nationwide will consider the statements made in the application as representations, and will rely on them as being true and complete. However, Nationwide will not void the policy or deny a claim unless a statement is a material misrepresentation. If a policy owner makes an error or misstatement on the application, Nationwide will adjust the Death Benefit and Cash Value accordingly.
Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the policy is issued. Possible state law variations include, but are not limited to, Rider terms, availability of certain investment options, free look rights, policy exchange rights, policy Lapse and/or
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reinstatement requirements, and surrender charge, suicide, and incontestability durations. This prospectus describes all the material features of the policy. State variations are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, contact the Service Center.
Under limited circumstances and at the request of the policy owner, Nationwide may backdate the policy by assigning a Policy Date earlier than the date the application is signed. Backdating may result in lower cost of insurance rates; however, policy charges will be deducted from the policy's Cash Value for each accrued month that the policy was backdated.
Any modification or waiver of Nationwide’s rights or requirements under the policy must be in writing and signed by Nationwide’s president or corporate secretary. No agent may bind Nationwide by making any promise not contained in the policy.
Nationwide may modify the policy, its operations, or the separate account’s operations to meet the requirements of any law or regulation issued by a government agency to which the policy, Nationwide, or the separate account is subject. Nationwide may modify the policy to assure that it continues to qualify as a life insurance policy under federal tax laws. Nationwide will notify policy owners of all modifications and will make appropriate endorsements to the policy.
The policy is nonparticipating, meaning that Nationwide will not be contributing any operating profits or surplus earnings toward the policy Proceeds.
To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).
It is important to remember that the portion of any amounts allocated to Nationwide’s general account and any guaranteed benefits Nationwide may provide under the policy exceeding the value of amounts held in the separate account are subject to Nationwide’s claims paying ability.
Any money Nationwide pays, or that is paid to Nationwide, must be in the currency of the United States of America.
In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners. This makes Nationwide potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede Nationwide’s ability to electronically interact with service providers. Cyber-attacks affecting Nationwide, the underlying mutual funds, intermediaries, and other service providers may adversely affect Nationwide and Policy Values. In connection with any such cyber-attacks, Nationwide and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that Nationwide, its service providers, or the underlying mutual funds will avoid losses affecting the policy due to cyber-attacks or information security breaches in the future.
In the event that Policy Values are adversely affected as a result of the failure of Nationwide’s cyber-security controls, Nationwide will take reasonable steps to restore Policy Values to the levels that they would have been had the cyber-attack not occurred. Nationwide will not, however, be responsible for any adverse impact to Policy Values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.
Policy Owner and Beneficiaries
Policy Owner
The policy belongs to the owner named in the application or as a result of a valid assignment. The policy owner may name a contingent owner who will become the policy owner if the policy owner dies before Proceeds become payable. Otherwise, ownership will pass to the policy owner's estate, if the policy owner is not the Insured.
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Policy Owner Rights
The policy owner may exercise all policy rights in accordance with policy terms while the policy is In Force, subject to Nationwide’s approval. These rights include, but are not limited to, the following:
•	changing the policy owner, contingent owner, and beneficiary;
•	assigning, exchanging, and/or converting the policy;
•	requesting transfers, policy loans, and partial surrenders or a complete surrender; and
•	changing insurance coverage such as death benefit option changes, adding or removing Riders, and/or increasing or decreasing the Total Specified Amount.
These rights are explained in greater detail throughout this prospectus.
Subject to Nationwide’s approval, the policy owner may name a different policy owner or contingent owner while the policy is In Force by submitting a written request to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide. There may be adverse tax consequences to changing parties of the policy.
Beneficiaries
The principal right of a beneficiary is to receive the Death Benefit Proceeds if the Insured dies while the policy is In Force. While the policy is In Force, a policy owner may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct Nationwide to distribute the Proceeds other than as described below.
If a primary beneficiary dies before the Insured, Nationwide will pay the Death Benefit Proceeds to the surviving primary beneficiaries. Unless specified otherwise by the policy owner, Nationwide will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured and before any Proceeds become payable. A policy owner may name more than one contingent beneficiary. Unless specified otherwise by the policy owner, Nationwide will also pay multiple contingent beneficiaries in equal shares.
Requests to change or add beneficiaries must be submitted in writing to the Service Center. Nationwide may require that the policy owner send the policy for endorsement before the change is recorded. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide.
Purchasing a Policy
The policy is available for Insureds between the age of zero and Attained Age 85. To purchase the policy, prospective purchasers must submit a completed application and the required initial Premium payment.
Nationwide must receive evidence of insurability that satisfies its underwriting standards (this may require a medical examination) before it will issue a policy. Nationwide can provide prospective purchasers with the details of its underwriting standards upon request. Nationwide reserves the right to reject any application for any reason permitted by law. Additionally, Nationwide reserves the right to modify its underwriting standards on a prospective basis for newly issued policies at any time.
The minimum initial Base Policy Specified Amount in most states is $100,000. Nationwide reserves the right to modify the minimum Base Policy Specified Amount on a prospective basis for newly issued policies at any time.
Initial Premium Payment
The required initial Premium payment amount is stated on the Policy Data Pages and will depend on the following factors: the initial Base Policy Specified Amount, death benefit option elected, any Riders elected, and the Insured's age, sex, health, and activities. Initial Premium may be paid to the Service Center or to an authorized Nationwide representative. The initial Premium payment will not be applied to the policy until the underwriting process is complete, see Unfavorable Investment Experience.
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Insurance Coverage
Issuance of full insurance coverage requires that the Insured meet all underwriting requirements, the required initial Premium is paid (including any additional Premium determined necessary through the underwriting process), and the policy is delivered while the Insured is alive. Nationwide has the right to reject any application for insurance, in which case Nationwide will return the Premium payment within two business days of the date Nationwide rejects the application.
After Nationwide approves an application, insurance coverage will begin and will be In Force on the Policy Date shown on the Policy Data Page. Nationwide begins deducting policy charges on the Policy Date. Changes in the Total Specified Amount (which may only be requested after the first policy year) will be effective on the next monthly policy anniversary after Nationwide approves the change request.
Insurance coverage will end upon the Insured's death, when Nationwide begins to pay the Proceeds, or when the policy reaches the Maturity Date, unless it is extended. Coverage will also end if the policy Lapses.
Temporary Insurance Coverage
Temporary insurance coverage (of an amount equal to the Total Specified Amount, up to $1,000,000) may be available for no charge before full insurance coverage takes effect. Prospective purchasers must submit a temporary insurance agreement and make an initial Premium payment. The amount of this initial Premium payment will depend on the initial Total Specified Amount, choice of death benefit option, and any Riders elected. Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement. If full coverage is denied, the temporary insurance coverage will terminate five days from the date Nationwide mails a termination notice (accompanied by a refund equal to the Premium payment made). If full coverage is approved, the temporary insurance coverage will terminate on the date that full insurance coverage takes effect. Allocation of the initial Net Premium will be determined by the right to examine law of the state in which the policy is issued.
Right to Cancel (Examination Right)
For a limited time, commonly referred to as the "free look" period, a policy owner may cancel the policy and receive a refund. For non-replacement and replacement transactions in states other than New York, and non-replacement transactions in New York, the free look period expires 10 days after the policy owner receives the policy. For replacement transactions in New York, the free look period expires 60 days after the policy owner receives the policy.
In order to cancel the policy during the free look period, a policy owner must submit a written cancellation request and return the policy either to the sales representative who sold it or to the Service Center. Nationwide will honor free look cancellation requests received by the last day of the free look period (if returned by US mail, the request must be post-marked by the last day of the free look period).
Free look cancellation requests received after the close of business on the date the free look period expires will not be canceled free of charge. If the policy is canceled, Nationwide will treat the policy as if it was never issued.
Within seven days of a cancellation request, Nationwide will refund the amount prescribed by law. If the policy is issued in New York and the policy was not a replacement, Nationwide is required to refund the initial Premium upon exercise of the free look provision. Therefore, initial Net Premium designated to be allocated to the Sub-Accounts will be held in the available money market Sub-Account until the free look period expires. At the expiration of the free look period, Nationwide will transfer the amount held in the money market Sub-Account to the requested Sub-Accounts based on the allocation instructions in effect at the time of the transfer.
If the policy is issued in any other state, or is a replacement policy issued in New York, Nationwide will refund the Cash Value upon exercise of the free look provision. Therefore, all of the initial Net Premium will be allocated to the designated Sub-Accounts, based on the allocation instructions in effect at that time, at the price next determined.
Premium Payments
This policy does not require a payment of a scheduled Premium amount to keep it In Force. It will remain In Force as long as the conditions that cause a policy to Lapse do not exist, see Lapse and Unfavorable Investment Experience. Premium payment reminder notices will be sent according to the Premium payment schedule selected by the policy owner. Additional Premium payments must be submitted to the Service Center. Each Premium payment must be at least $50. Upon request, Nationwide will furnish Premium payment receipts. Policy owners may make additional Premium payments at any time while the policy is In Force and prior to the Maturity Date, subject to the following:
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•	Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.
•	Nationwide will refund Premium payments that exceed the applicable premium limit established by the Code to qualify the policy as a contract for life insurance.
•	Nationwide will monitor Premiums paid and will notify policy owners when the policy is in jeopardy of becoming a modified endowment contract, see Taxes.
•	Nationwide may require that policy Indebtedness be repaid before accepting any additional Premium payments.
Subsequent Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received.
Cash Value
Nationwide will determine the Cash Value at least monthly. Cash Value will fluctuate daily and there is no guaranteed Cash Value. At the end of any given Valuation Period, the Cash Value is equal to the sum of:
•	the value of the Accumulation Units allocated to the Sub-Accounts, see Valuation of Accumulation Units;
•	amounts allocated to the Fixed Account, including credited interest; and
•	amounts allocated to the policy loan account (only if a loan was taken), including credited interest, see Policy Loans.
Surrenders and policy charges and deductions will reduce the Cash Value of the policy. If Cash Value is a factor in calculating a benefit associated with the policy, such as the Death Benefit or a benefit associated with an elected Rider, the value of that benefit will also fluctuate, including being reduced due to surrenders and policy charge deductions. If the policy is surrendered or Lapses, the Cash Value will be reduced by the amount of any Indebtedness.
On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.
Changing the Amount of Insurance Coverage
After the first policy year, the policy owner may request to change the Total Specified Amount. To change the Total Specified Amount, the policy owner must submit a written request to the Service Center. Changes to the Total Specified Amount will become effective on the next monthly policy anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date. However, no change will take effect unless the Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Nationwide may limit the number of Total Specified Amount changes to one increase and one decrease each policy year. Changes to the Total Specified Amount will typically alter the Death Benefit.
Increases
To increase the Total Specified Amount, the policy owner must provide satisfactory evidence of insurability. The Insured must be Attained Age 85 or younger at the time of the request. Any request to increase the Total Specified Amount must be at least $10,000. An increase in the Total Specified Amount may cause an increase in the Net Amount At Risk. Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase. An increase in the Base Policy Specified Amount and/or Rider Specified Amount may require the policy owner to make larger or additional Premium payments in order to avoid Lapsing the policy. An additional Underwriting and Distribution Charge and surrender charge schedule will also apply whenever the Base Policy Specified Amount is increased.
Decreases
The policy owner may request to decrease the Total Specified Amount. Nationwide applies Total Specified Amount decreases to the most recent Base Policy Specified Amount and/or Rider Specified Amount increase and continues applying the decrease backwards while still maintaining the original Total Specified Amount. Decreases to the Total Specified Amount may decrease the amount of policy charges. Decreases may also result in a surrender charge being assessed, see Surrender Charge. Nationwide will deny any request to reduce the Base Policy Specified Amount below the minimum Base Policy Specified Amount shown on the Policy Data Page. Nationwide will also deny any request that would disqualify the policy as a contract for life insurance.
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Right to Exchange
The policy owner has an exchange right under the policy. At any time within the first 24 months of coverage from the Policy Date, the policy owner may surrender the policy and use the Cash Surrender Value to purchase a new policy on the Insured’s life without evidence of insurability.
To invoke this right, the policy must be In Force and not in the Grace Period, and the policy owner must submit a written request to the Service Center on approved forms.
The new policy may be one of Nationwide’s available fixed benefit individual life insurance policies. The death benefit on the new policy may not be greater than the Death Benefit on this policy immediately prior to the exchange date. The new policy will have the same Total Specified Amount, Policy Date, and issue age. Nationwide will base Premium payments on the rates in effect for the same sex, Attained Age, and underwriting class of the Insured on the exchange date, unless otherwise required by state law. The policy owner may transfer Indebtedness to the new policy.
Exchange requests must be made on Nationwide forms and submitted to the Service Center. The policy must be In Force and not in a Grace Period. The policy owner must pay a Surrender Charge if applicable and surrender the policy to Nationwide. The policy owner must pay any money due on the exchange (any amount needed to ensure that the Cash Surrender Value of the new policy is the same as the Cash Surrender Value of this policy). The policy owner may request that any excess of the Cash Surrender Value of this policy over the Cash Surrender Value of the new policy be paid to the policy owner. The exchange may have adverse tax consequences. The new policy will take effect on the exchange date only if the Insured is alive. This policy will terminate when the new policy takes effect.
After the first 24 months of coverage, the policy owner may still surrender the policy and use the Cash Surrender Value to purchase a new policy on the Insured’s life. However, issuance of the new policy will depend on the Insured providing satisfactory evidence of insurability.
Annual Option to Purchase Paid Up Coverage
On each policy anniversary, the policy owner has the option to surrender the policy and apply the Cash Surrender Value to purchase extended term insurance without evidence of insurability. The amount of the extended term insurance will equal the Death Benefit, less any Indebtedness. The extended term insurance coverage will be in effect for as long a period as the Cash Surrender Value will purchase at the Insured's Attained Age on the date of transfer. The Cash Value of the extended term insurance, at any time, will be equal to the cost of the extended term insurance at the Insured's Attained Age at that time. The cost of the extended term insurance will be based on an interest rate of 3% and the 2001 Commissioner’s Standard Ordinary Mortality Select and Ultimate Table, distinct by sex and rate class.
Additionally, on each policy anniversary, the policy owner has the option to surrender the policy and apply the Cash Surrender Value to purchase a guaranteed fixed paid-up benefit without evidence of insurability. The amount of the fixed paid-up benefit will be the amount of benefit that the Cash Surrender Value can purchase at the Insured's Attained Age on the date of the transfer, but before the deduction of monthly policy charges. The Cash Value of the paid-up benefit equals the cost of the fixed paid-up benefit at the Insured's Attained Age at the time the paid-up benefit is calculated. The cost is calculated using an interest rate of 3% and the policy's guaranteed mortality table.
Terminating the Policy
There are several ways that the policy can terminate. The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends. The policy will also terminate if it is fully surrendered.
Terminating the policy may result in adverse tax consequences.
Assigning the Policy
The policy owner may assign any or all rights under the policy while it is In Force, subject to Nationwide’s approval. The beneficiary's interest will be subject to the person or entity to which the policy owner assigned rights. Assignments must be in writing on a form satisfactory to Nationwide. Assignments will become effective on the date signed, unless otherwise specified by the policy owner, and are subject to any payments or actions taken by Nationwide before it is received and recorded at the Service Center. Nationwide is not responsible for the sufficiency or validity of any assignment. Assignments will be subject to any Indebtedness, policy liens, garnishments, court orders, and any previous assignments.
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Reminders, Reports, and Illustrations
Nationwide will send scheduled Premium payment reminders and transaction confirmations to policy owners upon request. Nationwide will also send semi-annual and annual statements that show:
•	the Total Specified Amount;
•	minimum monthly Premiums;
•	Premiums paid;
•	all charges since the last report;
•	the current Cash Value;
•	the Cash Surrender Value; and
•	Indebtedness.
Confirmations of individual financial transactions, such as transfers, partial Surrenders, and loans are generated and mailed automatically. Copies may be obtained by contacting the Service Center. Alternatively, policy owners may receive information faster and reduce the amount of mail received by signing up for the eDelivery program. Go to www.nationwide.com/login to change document delivery preferences.
Nationwide will send these reminders and reports to the address provided on the application unless directed otherwise. At any time after the first policy year, policy owners may ask for an illustration of future benefits and values under the policy, see Illustration Charge.
IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS
When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple policy owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the policy owner(s). Household delivery will continue for the life of the policies. A policy owner can revoke their consent to household delivery and reinstitute individual delivery by contacting the Service Center. Individual delivery will resume within 30 days after receiving such notification.
Standard Policy Charges
Deductions for charges are taken from Premium payments and/or the Cash Value, as applicable, to compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed. Certain expenses may be recovered utilizing more than one charge. Nationwide may generate a profit from any of the charges assessed under the policy.
Monthly charges are deducted from Cash Value beginning on the Policy Date. Charges are taken proportionally from the Sub-Accounts and the Fixed Account, except for the Mortality and Expense Risk Charge which is only deducted proportionally from the Sub-Accounts, unless the policy owner elects Directed Monthly Deductions. Charges taken against allocations to the Sub-Accounts are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account. Nationwide does not deduct policy charges or Rider charges from the Cash Value attributable to the policy loan account. For a complete description of how interest is credited and charged, see Policy Loans.
Policy and Rider charges reflect costs and risks associated with issuing the policy and Rider(s). Certain charges will vary based upon the individual characteristics of the Insured. The Insured is assigned to an underwriting class based upon his/her age, sex (if not unisex classified), smoker status, type of evidence of insurability, and insurability status. The policy owner can request an illustration of specific costs and/or see the Policy’s Data Pages for information about specific charges of their policy.
Nationwide may change policy and/or Rider charges and rates under the policy at any time. Changes in policy and/or Rider charges and rates will vary by changes in future expectations for factors including, but not limited to, Nationwide’s investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes.
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Changes to policy and/or Rider charges and rates will be on a uniform basis for Insured's of the same Issue Age, sex, rate class, rate type, any Substandard Rating, Base Policy Specified Amount and Spouse Life Insurance Rider Specified Amount (if applicable) whose policies have been In Force for the same length of time. If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Any changes will be determined in accordance with state law. Policy and Rider charges will never exceed the maximum charges shown in the fee tables, see In Summary: Fee Tables.
Premium Load
Premium Load is comprised of the Sales Load and Premium Taxes. It will vary by policy based on the amount of Premium paid. It is deducted from each Premium payment to partially reimburse Nationwide for sales expenses and Premium taxes, and other expenses, including acquisition costs. The Premium Load also provides revenue to compensate Nationwide for assuming risks associated with the policy, and revenue that may be a profit.
Sales Load
Sales Load (as part of the Premium Load) is deducted from each Premium payment to cover sales expenses. The guaranteed maximum Sales Load is equal to an annualized rate of $65 per $1,000 of Premium. For policies issued before May 1, 2011, the guaranteed maximum Sales Load decreases to 4.5% in policy year six and 1.5% in policy year 16.
Currently, the amount of the Sales Load is based on the following schedule:
Policy Year	Premium up to the Commissionable Target Premium	Premium in excess of the Commissionable Target Premium
1-5	6.5%	2.5%
6-15	4.5%	1.5%
16+	1.5%	1.5%
Commissionable Target Premium
The Commissionable Target Premium referred to above is the amount of premium Nationwide needs to recoup the cost of the initial sales expense and future maintenance costs of the policy. The Commissionable Target Premium varies by individual characteristics of the Insured. An Illustration may be obtained through a registered representative or by contacting the Service Center.
Nationwide may waive the Sales Load on the initial Premium paid into this Policy as part of a Nationwide sponsored exchange program to another policy as permitted under the securities laws and/or rules or by order of the SEC.
Premium Taxes
Premium Taxes (as part of the Premium Load) are deducted from each Premium payment to reimburse Nationwide for state and local premium taxes (at the estimated rate of 2.25%) and for federal premium taxes (at the estimated rate of 1.25%). The current (and guaranteed maximum) Premium Tax is $35 per $1,000 of Premium. This amount is not the actual amount of the tax liability Nationwide incurs. It is an estimated amount. If the actual tax liability is more or less, Nationwide will not adjust the charge retroactively.
Short-Term Trading Fees
Some mutual funds offered under the policy may assess (or reserve the right to assess) a short-term trading fee (sometimes called "redemption fee" by the mutual fund) in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.
Short-Term Trading Fees are intended to compensate the mutual fund (and policy owners with interests allocated in the Sub-Account) for the negative impact on mutual fund performance that may result from frequent, short-term trading strategies. Short-Term Trading Fees are not intended to affect the large majority of policy owners not engaged in such strategies.
Any Short-Term Trading Fee assessed by any mutual fund available in conjunction with the policy will equal 1% of the amount determined to be engaged in short-term trading. Short-Term Trading Fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees (see the mutual fund's prospectus). Any Short-Term Trading Fees
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paid are retained by the mutual fund and are part of the mutual fund's assets. Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account. Nationwide will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.
For a complete list of the Sub-Accounts that assess (or reserve the right to assess) a Short-Term Trading Fee, see Appendix A: Sub-Account Information.
If a Short-Term Trading Fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading. The separate account will then pass the Short-Term Trading Fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the Short-Term Trading Fee from that policy owner's Sub-Account value. All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by Nationwide or the separate account.
When multiple allocations are made to a Sub-Account that is subject to Short-Term Trading Fees, transfers out of that Sub-Account will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees. In other words, Accumulation Units held the longest time will be treated as being transferred first, and Accumulation Units held for the shortest time will be treated as being transferred last.
Some transactions are not subject to Short-Term Trading Fees, including:
•	scheduled and systematic transfers, such as those associated with dollar cost averaging programs and asset rebalancing programs (if available);
•	policy loans;
•	full or partial surrenders; or
•	payment of the Proceeds.
New share classes of certain currently available mutual funds may be added as investment options under the policy. These new share classes may require the assessment of Short-Term Trading Fees. When these new share classes are added, new Premiums and transfers to the Sub-Accounts in question may be limited to the new share class.
Illustration Charge
Illustration Charges are not deducted from Premium payments or Cash Value; rather they are paid at the time of an illustration request. Nationwide currently waives the Illustration Charge. The charge is intended to compensate Nationwide for the administrative costs of generating illustrations. Nationwide may elect in the future to assess an Illustration Charge. It will not exceed $25 per illustration requested.
Partial Surrender Fee
Partial Surrender Fees are deducted proportionally from the Sub-Accounts and Fixed Account. Nationwide currently waives the Partial Surrender Fee. The fee is intended to compensate Nationwide for the administrative costs associated with calculating and generating the surrender amount. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.
Surrender Charge
A Surrender Charge is deducted proportionally from Sub-Account and Fixed Account allocations if the policy is surrendered or Lapsed. When considering the potential impact of surrender charges, the policy owner should remember that variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Attempting to minimize surrender charges by choosing a lower Base Policy Specified Amount may result in inadequate death benefit coverage, and paying less first year Premium to minimize surrender charges may result in higher cost of insurance charges and a greater chance the policy could Lapse.
The Surrender Charge is assessed to compensate Nationwide for policy underwriting expenses and sales expenses, including processing applications, conducting medical exams, determining insurability, and establishing policy records.
The surrender charge is comprised of two components: the underwriting component and the sales component.
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The underwriting component equals the product of the Base Policy Specified Amount and the administrative target factor. The administrative target factor is actuarially derived and is used to determine how much Nationwide should charge per Premium payment for underwriting expenses. The administrative target factor varies by the Total Specified Amount and the Insured's age when the policy was issued. A table showing the Administrative Target Factors can be found in Appendix C: Surrender Charge Examples.
The sales component is the lesser of the following two amounts: (1) the product of the Base Policy Specified Amount, divided by 1,000, and the surrender target factor; and (2) the sum of all Premium payments received during the first policy year. The surrender target factor is actuarially derived and is used to determine how much Nationwide should charge per Premium payment for sales expenses. The surrender target factor varies by the Insured's sex and the Insured's Issue Age. A table showing the Surrender Target Factors can be found in Appendix C: Surrender Charge Examples.
The initial Surrender Charge is the sum of the underwriting component and the surrender charge percentage. The surrender charge percentage that varies by the Insured's Issue Age, sex, underwriting class, Total Specified Amount, death benefit option, and ranges between 20% to 65% of the sales component. A table showing the applicable Surrender Charge Percentage can be found in Appendix C: Surrender Charge Examples.
Generally, surrender charges will be greater for Insureds who are older or in poor health and less for Insureds who are younger or in good health. For a given Insured, larger Base Policy Specified Amounts will produce greater surrender charges. In addition, surrender charges will increase with the amount of Premium received in the first policy year, or first year after a Base Policy Specified Amount increase, up to the maximum surrender charge Nationwide is permitted by law to assess for this policy. Beyond this point, increasing the first year Premium will not impact surrender charges.
Depending on the policy year of the surrender and the Insured's age at the time of policy issuance or at the time an increase becomes effective, the actual Surrender Charge paid will be a decreasing percentage of the initial Surrender Charge, as set forth in the following table:
Reduction of Surrender Charges
Policy year calculated from the Policy Date or effective date of Base Policy Specified Amount Increase:	Surrender Charge, as a percentage of the initial Surrender Charge:
	Issue Ages 0-49	Issue Ages 50+
1	100%	100%
2	100%	95.0%
3	100%	90.0%
4	95.0%	85.0%
5	87.5%	77.5%
6	80.0%	70.0%
7	72.5%	60.0%
8	65.0%	50.0%
9	57.5%	40.0%
10	50.0%	30.0%
11	40.0%	20.0%
12	30.0%	10.0%
13	20.0%	0%
14	10.0%	0%
15 and thereafter	0%	0%
Base Policy Specified Amount Increases
Each increase to the Base Policy Specified Amount (referred to as segments) will have its own Surrender Charge. The Surrender Charge for each Base Policy Specified Amount segment, when added together, will equal the total Surrender Charge.
Base Policy Specified Amount Decreases
A Surrender Charge will be deducted when a requested Base Policy Specified Amount decrease removes an entire segment of coverage. Base Policy Specified Amount decreases that do not remove an entire segment of coverage, or occur as a result of a partial surrender or change in death benefit option that does not reduce the Net Amount At Risk, will not be assessed a Surrender Charge at the time of the policy change. Instead, the Surrender Charge associated with the policy change will be deferred and will continue to reduce over time. If the policy is subsequently terminated by a complete surrender or Lapse, all Surrender Charges, including any deferred Surrender Charge, will be deducted.
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Surrender Charge Waiver
Nationwide will waive the surrender charge if the policy owner elects to surrender the policy in exchange for a plan of permanent fixed life insurance offered by Nationwide, as described in the Right to Exchange section, subject to the following:
•	the exchange and waiver are subject to new evidence of insurability and Nationwide’s underwriting approval; and
•	the policy owner has not invoked any of these Riders:
❍	Premium Waiver Rider;
❍	Waiver of Monthly Deductions Rider; or
❍	Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider.
Cost of Insurance Charge
A Cost of Insurance Charge is deducted proportionally from Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and on each monthly anniversary of the Policy Date. The charge is intended to cover Nationwide’s expenses associated with providing expected mortality benefits and assuming certain risks associated with the policy, and to cover other expenses, including acquisition costs, and state and federal taxes. Nationwide may also profit from this charge.
The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate. The cost of insurance rate will vary by the Insured’s sex, issue age, and underwriting class, any Substandard Ratings, how long the policy has been In Force, and the Base Policy Specified Amount and Spouse Life Insurance Rider Specified Amount (if applicable). The cost of insurance rate is based on Nationwide’s expectations as to future mortality and expense experience, investment earnings, persistency, and taxes.
There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase. The cost of insurance rate(s) will never be greater than what is shown on the Policy Data Pages.
Flat Extras and Substandard Ratings
Nationwide may inquire about the occupation and activities of the Insured through the underwriting process. If the activities or occupation of the Insured cause an increased health or accident risk, it may result in the Insured receiving a Substandard Rating. If this is the case, Nationwide may add an additional component to the Cost of Insurance Charge called a "Flat Extra Charge." The Flat Extra Charge accounts for the increased risk of providing life insurance when one or more of these factors apply to the Insured. The Flat Extra Charge is a component of the total Cost of Insurance Charge, so if applied it will be deducted from Cash Value on the Policy Date and the monthly anniversary of the Policy Date. The monthly Flat Extra Charge is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk. If a Flat Extra Charge is applied, it is shown in the Policy Data Pages. In no event will the Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum charge shown in In Summary: Fee Tables.
Nationwide will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, Substandard Ratings, and Base Policy Specified Amount and Spouse Life Insurance Rider Specified Amount (if applicable), if the policies have been In Force for the same length of time. If a change in the cost of insurance rates causes an increase to a policy’s Cost of Insurance Charge, the policy's Cash Value could decrease. If a change in the cost of insurance rates causes a decrease to the policy’s Cost of Insurance Charge, the policy's Cash Value could increase.
Mortality and Expense Risk Charge
Nationwide deducts a monthly Mortality and Expense Risk Charge proportionally from the policy's Cash Value allocated to the Sub-Accounts, unless the policy owner elects Directed Monthly Deductions, on each monthly anniversary of the Policy Date. The charge will vary by policy based on the amount of Cash Value allocated to the Sub-Accounts and the length of time the policy has been In Force. The charge compensates Nationwide for assuming the risk associated with mortality and expense risk costs. The mortality risk is that the Insured will not live as long as expected. The expense risk is that the costs of issuing and administering the policy will be more than expected. This charge is in addition to any charges assessed by the mutual funds underlying the Sub-Accounts.
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The maximum guaranteed Mortality and Expense Risk Charge is equal to an annualized rate of $8.00 per $1,000 of all Cash Value allocated to the Sub-Accounts for policy years 1-15, and $3.00 per $1,000 of all Cash Value allocated to the Sub-Accounts for policy years 16 and later. Currently, the amount assessed is based on the following schedule:
Cash Value	Policy Years 1 – 15	Policy Years 16+
Charge for first $250,000 of Cash Value allocated to Sub-Accounts	$8.00 per $1,000	$3.00 per $1,000
Charge for Cash Value allocated to Sub-Accounts in excess of $250,000	$3.00 per $1,000	$2.00 per $1,000
This means that on a current basis, the Mortality and Expense Risk Charge rate will decrease the longer the policy remains In Force and as greater amounts of Cash Value are allocated to the Sub-Accounts, subject to allocation of sufficient dollar amounts to qualify for the lower current rates.
Administrative Per Policy Charge
An administrative charge is deducted proportionally from the policy's Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and each monthly anniversary of the Policy Date. The charge reimburses Nationwide for the costs of maintaining the policy, including accounting and record-keeping. The charge is currently $9 per month in all years. The maximum guaranteed charge is $9 per month in all years.
Underwriting and Distribution Charge
An Underwriting and Distribution Charge is deducted proportionally from the policy's Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and each monthly anniversary of the Policy Date. The charge will vary by policy based on the Base Policy Specified Amount, the length of time the policy has been In Force, and the Attained Age of the Insured on the Policy Date. The Underwriting and Distribution Charge is intended to compensate Nationwide for sales, underwriting, distribution, and issuance of the policy.
The Underwriting and Distribution Charge will be assessed for seven years for Base Policy Specified Amounts issued at ages 0-39, and five years for Base Policy Specified Amounts issued at age 40 or higher, as measured from the Policy Date for the initial Base Policy Specified Amount, and from the effective date of any increase in the Base Policy Specified Amount. The following table shows the current charges assessed followed by a table showing the maximum possible charges.
Current Underwriting and Distribution Charge
Issue Age	Per $1,000 Charge for the first $250,000 of the Base Policy Specified Amount	Per $1,000 Charge for Base Policy Specified Amount in excess of $250,000
0-8	$ 0.08	$ 0.08
9-17	$ 0.09	$ 0.08
18-24	$ 0.10	$ 0.08
25-33	$ 0.11	$ 0.08
34-35	$ 0.12	$ 0.08
36-37	$ 0.12	$ 0.08
38-39	$ 0.13	$ 0.07
40-41	$ 0.16	$ 0.06
42-45	$ 0.17	$ 0.05
46-50	$ 0.17	$ 0.05
51-55	$ 0.18	$ 0.05
56-60	$ 0.19	$ 0.05
61-70	$ 0.20	$ 0.05
71-85	$ 0.20	$ 0.05
Guaranteed Maximum Underwriting and Distribution Charge
Issue Age	Per $1,000 Charge for the first $250,000 of Base Policy Specified Amount	Per $1,000 Charge for Base Policy Specified Amount in excess of $250,000
0-8	$ 0.08	$ 0.08
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Issue Age	Per $1,000 Charge for the first $250,000 of Base Policy Specified Amount	Per $1,000 Charge for Base Policy Specified Amount in excess of $250,000
9-17	$ 0.09	$ 0.09
18-24	$ 0.10	$ 0.10
25-33	$ 0.11	$ 0.10
34-35	$ 0.12	$ 0.10
36-37	$ 0.12	$ 0.10
38-39	$ 0.13	$ 0.10
40-41	$ 0.16	$ 0.10
42-45	$ 0.17	$ 0.10
46-50	$ 0.17	$ 0.10
51-55	$ 0.18	$ 0.10
56-60	$ 0.19	$ 0.10
61-70	$ 0.20	$ 0.10
71-85	$ 0.20	$ 0.10
Mutual Fund Operating Expenses
In addition to the policy charges, there are also charges associated with the mutual funds in which the Sub-Accounts invest. Policy owners do not pay these charges directly, but these charges do affect the value of the assets allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that Nationwide subsequently uses to value Sub-Account units. The underlying mutual funds' prospectuses contain additional information about these charges. Policy owners may contact the Service Center to receive, free of charge, copies of the prospectuses for any of the underlying mutual funds available under the policy.
Reduction of Charges
The policy may be purchased by individuals, corporations, and other entities. Nationwide may reduce or eliminate certain charges (Sales Load, Surrender Charge, administrative charges, Cost of Insurance Charge, or other charges) where the size or nature of the group allows Nationwide to realize savings with respect to sales, underwriting, administrative, or other costs. Where prohibited by state law, Nationwide will not reduce charges associated with the policy.
Nationwide determines the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium Nationwide expects to receive; the total cash value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time Nationwide expects the individual policies to be in force; and any other circumstances which are rationally related to the expected reduction in expenses.
Nationwide may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges. Policy owners should consult with a registered representative about reductions available and, where appropriate, obtain an illustration demonstrating the impact of any reduced charges on the policy.
Nationwide may change both the extent and the nature of the charge reductions. Any charge reductions will be applied in a way that is not unfairly discriminatory to policy owners and will reflect the differences in costs of services provided.
Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The policies are based upon actuarial tables that distinguish between men and women unless the purchaser is an entity and requests non-sex distinct tables be used for underwriting. The policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing the policy.
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A Note on Charges
During a policy's early years, the expenses Nationwide incurs in distributing and establishing the policy exceed the deductions. Nevertheless, Nationwide expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, Nationwide has designed the policy with features and investment options that it believes support and encourage long-term ownership.
Nationwide makes many assumptions and accounts for many economic and financial factors when establishing the policy's fees and charges. The following is a discussion of some of the factors that are relevant to the policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Distribution, promotional, and sales expenses include amounts paid to broker-dealer firms as commissions, expense allowances, and marketing allowances. Nationwide refers to these expenses collectively as "total compensation."
Nationwide has the ability to customize the total compensation package of its broker-dealer firms. Nationwide may vary the form of compensation paid or the amounts paid as commission, expense allowance, or marketing allowance; however, the total premium based compensation will not exceed the maximum (99% of first year Premiums and 15% of renewal Premium after the first year). Commission may also be paid as an asset-based amount instead of a premium based amount. If an asset-based commission is paid, it will not exceed 0.40% of the non-loaned cash value per year.
Marketing allowance is based on a firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products.
The actual amount and/or forms of total compensation paid depend on factors such as the level of premiums Nationwide receives from respective broker-dealer firms and the scope of services the firms provide. Some broker-dealer firms may not receive maximum total compensation.
Individual registered representatives typically receive a portion of the commissions/total compensation paid, depending on their arrangement with their broker-dealer firm. Policy owners should consult the registered representative to know the exact compensation arrangement associated with this policy.
Information on Underlying Mutual Fund Service Fee Payments
Nationwide's Relationship with the Underlying Mutual Funds
The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily. The separate account (not the policy owners) is the underlying mutual fund shareholder. When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. Nationwide incurs these expenses instead.
Nationwide also incurs the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.
An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the policy and may pay Nationwide or its affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.
Types of Payments Nationwide Receives
In light of the above, the underlying mutual funds or their affiliates make certain payments to Nationwide or its affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies Nationwide and its affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by the Nationwide companies in promoting, marketing and administering the policies and underlying funds. Nationwide may realize a profit on the payments received.
Nationwide or its affiliates receive the following types of payments:
•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
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•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
•	Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.
Furthermore, Nationwide benefits from assets invested in affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because these affiliates receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services provided. Overall, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Nationwide took into consideration the anticipated mutual fund service fee payments from the underlying mutual funds when it determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds). Without these mutual fund service fee payments, Nationwide would have imposed higher charges under the policy.
Amount of Payments Nationwide Receives
For the year ended December 31, 2015, the underlying mutual fund service fee payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.75% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that Nationwide and its affiliates issued. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all. Because the amount of the actual payments Nationwide or its affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).
For policies owned by an employer sponsored retirement plan subject to ERISA, upon a plan trustee’s request, Nationwide will provide a best estimate of plan-specific, aggregate data regarding the amount of underlying mutual fund service fee payments Nationwide received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as a calendar year.
Identification of Underlying Mutual Funds
Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Nationwide also considers whether the underlying mutual fund's advisor or subadvisor is an affiliate or whether the underlying mutual fund, its advisor, its subadvisor(s), or an affiliate will make mutual fund service fee payments to Nationwide or its affiliates.
There may be underlying mutual funds with lower fees and expenses, as well as other variable policies that offer underlying mutual funds with lower fees and expenses. Policy owners should consider all of the fees and charges of the policy in relation to its features. Higher policy fees and charges and underlying mutual fund fees and expenses have a direct effect on the policy’s investment performance.
Policy Riders and Rider Charges
Policy owners may purchase one or more of the policy’s Riders. There may be additional charges assessed for elected Riders, see In Summary: Fee Tables. The availability, operation, and benefits of the Riders may vary by the state where the policy is issued.
Rider charges are assessed starting on the Policy Date and each monthly anniversary of the Policy Date by taking deductions from the Cash Value. If a Rider is elected after the Policy Date, Rider charges will begin to be deducted on the first monthly anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date.
Rider charges compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed by Nationwide associated with offering the Riders. Nationwide may generate a profit from any of the Rider charges.
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The maximum and minimum/current Rider charges are stated in the Fee Tables, see In Summary: Fee Tables.
Note: The charge and/or benefits received under certain Riders may be treated as a distribution from the policy for income tax purposes, see Periodic Withdrawals, Non-Periodic Withdrawals in Taxes, and Policy Loans.
Overloan Lapse Protection Rider
A policy owner is able to prevent the policy from Lapsing due to Indebtedness by invoking the Overloan Lapse Protection Rider, which provides a guaranteed paid-up insurance benefit. The Rider is designed to enable the policy owner of a policy with a substantially depleted Cash Value, due to Indebtedness, to potentially avoid the negative tax consequences associated with Lapsing the policy.
Note: Neither the IRS nor the courts have ruled on the tax consequences of invoking the Overloan Lapse Protection Rider. It is possible that the IRS or a court could assert that the Indebtedness should be treated as a distribution, all or a portion of which could be taxable when the Rider is invoked. Consult with a tax advisor regarding the risks associated with invoking this Rider.
Availability
All policies for which the guideline premium/cash value corridor life insurance qualification test is elected will automatically receive the Overloan Lapse Protection Rider (state law permitting). The Rider is dormant until specifically invoked by the policy owner, at which time a one-time charge is assessed.
This Rider is not available for policies for which the cash value accumulation life insurance qualification test was elected.
Eligibility
The policy owner is eligible to invoke the Rider upon meeting the following conditions:
•	Indebtedness reaches a certain percentage of the policy's Cash Value (the percentage will range from 84% to 99% based upon the life insurance qualification test and the Insured's Attained Age);
•	The Insured is Attained Age 75 or older;
•	The policy is currently In Force and has been In Force for at least 15 years;
•	The policy's Cash Value is at least $100,000; and
•	All amounts available for partial surrender not subject to federal income tax have been taken.
The first time the policy's Indebtedness reaches the percentage that makes the policy eligible for the Rider, Nationwide will notify the policy owner of the policy's eligibility to invoke the Rider. The letter will also describe the Rider, its cost, and its guaranteed benefits. The Rider may be invoked at any time, provided that the above conditions are met.
Note: The Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider, the Spouse Life Insurance Rider, the Extended Death Benefit Guarantee Rider, and the Waiver of Monthly Deductions Rider will terminate or will need to be terminated by the policy owner prior to invoking the Overloan Lapse Protection Rider. An election to invoke the Overloan Lapse Protection Rider is irrevocable.
After Nationwide receives a request to invoke the Rider, Nationwide will adjust the policy as follows:
(1)	If not already in effect, the death benefit option will be changed to Death Benefit Option 1.
(2)	The Total Specified Amount will be adjusted to equal the lesser of: (1) the Total Specified Amount immediately before the Rider was invoked; or (2) the Total Specified A mount that will cause the Death Benefit to equal the Minimum Required Death Benefit immediately after the charge for the Rider is deducted. This "new" Total Specified Amount will be used to calculate the Death Benefit pursuant to The Death Benefit provision.
(3)	Any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider charge) will be transferred to the Fixed Account, where it will earn the minimum guaranteed fixed interest rate of the base policy (shown on the Policy Data Page).
After the above adjustments are made, the Indebtedness will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate. No additional policy charges will be assessed. No withdrawals may be taken from the policy (except for a full policy surrender). Cash Value may not be transferred out of the Fixed Account. The Death Benefit will be the greater of the Total Specified Amount or the Minimum Required Death Benefit. The policy will remain as described above for the duration of the policy.
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Overloan Lapse Protection Rider Charge
The Overloan Lapse Protection Rider Charge is a one-time charge deducted at the time the Rider is invoked, and is assessed against the Cash Value allocated to the Sub-Accounts and the Fixed Account. The charge is intended to cover the administrative costs and to compensate Nationwide for the risks associated with the Rider's guaranteed paid-up death benefit. The charge is the product of the policy's Cash Value and an age-based factor ranging from 0.15% to 15.70% as shown in the Policy Data Pages.
If the Cash Value less Indebtedness is insufficient to satisfy the charge, the Rider cannot be invoked without repaying enough Indebtedness to cover the charge.
Invoking the Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.
Children's Term Insurance Rider
Subject to underwriting approval, a policy owner may purchase term life insurance on the Insured's children at any time while the policy is In Force. If an insured child dies while the policy is In Force and before the Maturity Date, the policy pays a benefit to the named beneficiary. The insurance coverage for each insured child will continue (as long as the policy is In Force) until the earlier of: (1) the policy anniversary on or next following the date the Insured's child turns age 22; or (2) the policy anniversary on which the Insured would have reached Attained Age 65. Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability. The Rider will be effective until the Rider's term expires, until the benefit is paid, or until the Rider is terminated by written request to the Service Center.
Children’s Term Insurance Rider Charge
A monthly Children's Term Insurance Rider Charge will be deducted if this Rider is elected. The Children’s Term Insurance Rider Charge compensates Nationwide for providing term insurance on the lives of each Insured child. The Rider charge is $0.43 per $1,000 of the Children's Term Insurance Rider's Specified Amount and will be assessed as long as the policy is In Force and the Rider is in effect. The Rider charge will be the same, even if the number of children covered under the Rider changes. Nationwide may decline a request to add another child based on underwriting standards.
The Children's Term Insurance Rider Charge will be deducted proportionally from the Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Children’s Term Insurance Rider Charge is deducted from the policy's Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider ("Long Term Care Rider")
The benefit associated with the Long Term Care Rider is that, upon meeting certain requirements, the policy owner is paid a benefit to assist with the costs of qualified long-term care services or qualified terminal illness. This Rider may be invoked to receive monthly benefits or a lump sum benefit.
The maximum monthly benefit will be equal to the lesser of A, B, and C where:
(A)	is 2% of the Long Term Care Rider Specified Amount at the time monthly benefits begin;
(B)	is the per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month; and
(C)	is the current Long Term Care Rider Specified Amount minus Indebtedness.
The lump sum benefit is payable only upon a qualified terminal illness as described below. Nationwide reserves the right to limit the Lump Sum Benefit to the lesser of:
(1)	25% of the Long Term Care Rider Specified Amount,
(2)	Long Term Care Rider Specified Amount minus Indebtedness, and
(3)	$50,000.
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Availability
This Rider may be purchased at any time while the policy is In Force. If purchased after the Policy Date, Nationwide will require evidence of insurability. There is a free look period associated with this Rider. Within 30 days of receipt of the Rider, the policy owner may return it to the sales representative who sold it, or to the Service Center, and Nationwide will void the Rider and refund the related charges.
Invoking the Rider
To be able to invoke this Rider for monthly benefits, the Insured must be certified by a Licensed Health Care Practitioner (as defined in Section 1861(r)(1) of the Social Security Act) as:
(1)	being unable to perform without substantial assistance from another individual at least two of the following Activities of Daily Living (ADL) for a period of at least 90 days due to a loss of functional capacity: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair);
(2)	having a level of disability similar to the level of disability described in the ADL trigger as determined under regulations prescribed by the Secretary of the Treasury in consultation with the Secretary of Health and Human Services; or
(3)	requiring substantial supervision to protect such individual from threats to health and safety due to Severe Cognitive Impairment.
In addition, a 90-day waiting period, referred to as an "elimination period", must be satisfied before benefits are paid. The elimination period can be satisfied by any combination of days of Long Term Care Facility stay or days of Home Health Care, as those terms are defined in the Rider. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Rider is in effect.
To be able to invoke this Rider for a lump sum benefit, the Insured must be diagnosed by a Licensed Health Care Practitioner with a Qualified Terminal Illness. A Qualified Terminal Illness is defined as an illness or physical condition, including a physical injury, that can reasonably be expected to result in death within 12 months. Consult a tax advisor about the use of this Rider.
Terminating the Rider
This Rider will terminate upon the earliest of: payment of the maximum benefit available under the Rider, the Overloan Lapse Protection Rider is invoked, the policy matures, the policy terminates, or the Rider is terminated by the policy owner’s written request to the Service Center.
Rider Effect on Policy Values
Each Rider benefit payment will reduce the Base Policy Specified Amount by the amount of the benefit payment. Each benefit payment will also reduce the policy’s Cash Value by an amount proportional to the Base Policy Specified Amount reduction.
Long-Term Care Referral Service
If this Rider is elected, the Insured will have access to a national long-term care services referral network via a toll-free telephone number. Services include free consultation and tailored information to assist in planning and implementing a care plan. These services are currently provided through a third party. There is no separate additional charge for this service. This service is subject to availability and may be modified, suspended, or discontinued at any time upon 30 days written notice.
Rider Charge
A monthly Rider Charge will be deducted to compensate Nationwide for providing benefits upon the Insured meeting certain eligibility requirements. The Rider charge is the product of the Rider's Net Amount At Risk and the Rider’s cost of insurance rate. The Rider’s cost of insurance rate is based on Nationwide’s expectations of the Insured meeting the qualifications for Rider benefits and will vary by the Insured's sex, Issue Age, underwriting class, and any Substandard Ratings.
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The Rider Charge will be deducted proportionally from Sub-Account allocations and the Fixed Account, unless the policy owner elects Directed Monthly Deductions. Because Nationwide deducts the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Spouse Life Insurance Rider
The benefit associated with the Spouse Life Insurance Rider is a death benefit payable upon the death of the spouse named on the application ("Insured Spouse") to the designated beneficiary. If no beneficiary is designated, the benefit is payable to the Insured.
This Rider may be purchased at any time while the policy is In Force, subject to underwriting approval and the following age restrictions:
•	the Insured must be between Attained Age 21 and 59 (this Rider is no longer available on or after the policy anniversary on which the Insured reaches Attained Age 59); and
•	the Insured Spouse must be between Attained Age 18 and 69 at the time this Rider is elected.
This Rider will terminate on the earliest of: the policy anniversary on which the Insured Spouse reaches Attained Age 70, the date the Overloan Lapse Protection Rider is invoked, the date the Rider is converted to a new policy, the date the policy matures, or until the Rider or policy is terminated by written request to the Service Center.
This Rider has a conversion right. The Insured Spouse may exchange this Rider's benefit for a level premium, level benefit, permanent plan of whole life insurance, subject to limitations.
Upon conversion, the Cash Value of the policy to which this Rider is attached will not be affected. No evidence of the Insured Spouse’s insurability is required for conversion. The following are required to exercise this conversion right:
(1)	the request must be submitted in writing to the Service Center;
(2)	the conversion right must be exercised while both:
(a)	the policy and Rider are In Force and not in a Grace Period (if the Insured under the policy dies anytime while this policy and Rider are In Force, the conversion must be applied for within 90 days after Nationwide receives proof of death for the Insured); and
(b)	prior to the Rider anniversary date on which the Insured Spouse reaches Attained Age 66;
(3)	the amount of coverage available for any new policy purchased under this right of conversion is subject to the following:
(a)	the coverage amount of the new policy must be for the greater of $10,000 or the minimum amount available for the new policy under Nationwide’s policy issuance guidelines at the time; but
(b)	no more than 100% of the Spouse Life Insurance Rider Specified Amount;
(4)	the new policy must be for a plan of insurance Nationwide is issuing on the date of conversion;
(5)	the Premium for the new policy will be based on the rates in effect on the date of conversion;
(6)	the Premium rate for the new policy will be based on the Attained Age of the Insured Spouse on the date of conversion, the same class of risk as this Rider, if available, and the rates in use at that time. If this Rider's risk class is not available for the new policy, the next best risk class available will apply; and
(7)	no supplemental benefits or additional coverage may be added without evidence of the Insured Spouse's insurability and Nationwide’s consent.
The effective date of the new policy will be the date of conversion. The incontestability and suicide periods of the new policy will start on the effective date of this Rider.
Spouse Life Insurance Rider Charge
A monthly Rider charge is deducted if this Rider is elected. The Spouse Life Insurance Rider Charge compensates Nationwide for providing term insurance on the life of the Insured Spouse. The Rider charge is the product of the Spouse Life Insurance Rider's Specified Amount and the Insured Spouse life insurance cost of insurance rate. The Insured Spouse life insurance cost of insurance rate is based on Nationwide’s expectations as to the mortality of the Insured Spouse. The Insured Spouse life insurance cost of insurance rate will vary by the Insured Spouse's sex, Attained Age, underwriting class, any Substandard Ratings, and the Spouse Life Insurance Rider's Specified Amount.
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The Spouse Life Insurance Rider Charge will be deducted proportionally from the Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Spouse Life Insurance Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Decreases in the Base Policy Specified Amount may result in a corresponding decrease in the Spouse Life Insurance Rider's Specified Amount.
Accidental Death Benefit Rider
The benefit associated with the Accidental Death Benefit Rider is the payment of a benefit to the named beneficiary, in addition to the Death Benefit, upon the Insured's accidental death. Accidental death means the Insured died within 90 days of sustaining, and as a result of, bodily injury caused by external, violent, and accidental means from a cause other than a risk not assumed. Risks not assumed vary by state. The policy owner should contact the Service Center to obtain a copy of the Accidental Death Benefit Rider applicable to the policy.
Subject to Nationwide’s underwriting approval, the Rider may be purchased at any time on or after the policy anniversary on which the Insured reaches Attained Age 5 and before the policy anniversary on which the Insured reaches Attained Age 65 (while the policy is In Force). The Rider coverage continues until the Insured reaches Attained Age 70. This Rider will be effective until the Rider's term expires, until the benefit has been paid, or until the Rider is terminated by written request to the Service Center.
Accidental Death Benefit Rider Charge
A monthly Accidental Death Benefit Rider Charge is deducted if you elect this Rider. The Accidental Death Benefit Rider Charge compensates Nationwide for providing coverage in the event of the Insured's accidental death. The Rider Charge is the product of the Accidental Death Benefit Rider's Specified Amount and the accidental death benefit cost of insurance rate. The accidental death benefit cost of insurance rate is based on Nationwide’s expectations as to the likelihood of the Insured's accidental death. The accidental death benefit cost of insurance rate will vary by the Insured's Attained Age and any Substandard Ratings.
The Accidental Death Benefit Rider Charge will be deducted proportionally from the Sub-Account allocations and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Accidental Death Benefit Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Premium Waiver Rider
Subject to Nationwide’s underwriting approval, this Rider may be purchased at any time on or after the policy anniversary on which the Insured reaches Attained Age 21 and before the policy anniversary on which the Insured reaches Attained Age 59 (while the policy is In Force).
Rider Benefit
The benefit associated with the Premium Waiver Rider is a monthly credit to the policy upon the Insured's total disability for six consecutive months not caused by a risk not assumed. Risks not assumed vary by state. Contact the Service Center to obtain a copy of the Premium Waiver Rider applicable to the policy.
The amount credited to the policy will be the lesser of:
•	the Premium specified by the policy owner; or
•	the average actual monthly Premiums paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).
The monthly credit applied pursuant to the Rider may not be sufficient to keep the policy from Lapsing. If the policy Lapses while Rider benefits are being paid, the Rider benefit will be applied to purchase an equivalent guaranteed level premium, level benefit to age 65 term policy. Purchasing this Rider could help preserve the Death Benefit.
Benefit Duration
If the Insured is younger than age 63 at the time of the total disability, the Rider coverage continues until the Insured turns age 65. If the Insured is age 63 or older at the time of the total disability, the Rider coverage continues for two years. This Rider is effective until the Rider's term expires (unless a benefit is being paid under the Rider) or until the Rider is terminated by written request to the Service Center.
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Interaction with the Waiver of Monthly Deductions Rider
This Rider cannot be elected if the Waiver of Monthly Deductions Rider is elected, see Waiver of Monthly Deductions Rider.
Premium Waiver Rider Charge
A monthly Premium Waiver Rider Charge will be deducted if this Rider is elected. The Premium Waiver Rider Charge compensates Nationwide for crediting the policy with the amount of scheduled due and payable Premium payments upon the Insured's total disability for six consecutive months.
The Rider Charge is the product of the Rider's benefit (the monthly policy credit) and the premium waiver cost rate. The premium waiver cost rate is based on Nationwide’s expectations as to likelihood of the Insured's total disability for six consecutive months. The premium waiver rider monthly rates are established at issue and will not change while the Rider remains In Force.The premium waiver cost rates will vary by policy based on the Insured's sex, Attained Age, underwriting class, and any Substandard Ratings.
The Premium Waiver Rider Charge will be deducted proportionally from the Sub-Account allocations and Fixed Account, unless the policy owner elects Directed Monthly Deductions. Because the Premium Waiver Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Change of Insured Rider
The Rider is only available in connection with policies issued to corporate entities or in other business contexts where the primary purpose is to provide protection or benefits to employees. The Rider is not available to individuals outside of these limited business purposes. The benefit associated with the Change of Insured Rider is that the policy owner may designate a new Insured at any time after the Policy Date, subject to insurability and the conditions below. If this Rider is invoked, the policy charges after the change will be based on the underwriting classification and characteristics of the new Insured.
The amount of insurance coverage after the change date will be the Total Specified Amount shown on the application to change the Insured provided that (1) the policy continues to qualify as life insurance under the Code, and (2) such Total Specified Amount equals or exceeds the minimum Total Specified Amount shown on the Policy Data Pages. Coverage of the new Insured will become effective on the change date. Coverage of the previous Insured will terminate on the day before the change date. The change date is the first monthly anniversary on or next following the date the change of Insured conditions are met. The Policy Date will not change.
Change of Insured conditions:
(1)	At the time of the change, the new Insured must have the same business relationship to the policy owner as did the previous Insured.
(2)	The new Insured may be required to submit satisfactory evidence of insurability.
(3)	The new Insured must satisfy Nationwide’s underwriting requirements.
(4)	The policy must be In Force and not be in a Grace Period at the time of the change.
(5)	The new Insured must have been at least age 18 on the Policy Date.
(6)	The policy owner must make written application to change the Insured to the Service Center.
(7)	This rider will terminate if benefits under the Extended Death Benefit Guarantee Rider begin. If benefits under this rider are invoked, the Extended Death Benefit Guarantee Rider will terminate.
Federal income tax consequences may result from a change in insured. For federal income tax purposes the substitution of a new insured is treated as an exchange of the policy for another life insurance policy. Because the new insured is not the same as the insured that was substituted, the tax free treatment for policy exchanges under Code Section 1035 may not be available because the requirement that the insured under the policy relate to the same individual would not be met; consequently, the excess Cash Surrender Value over the investment in the policy would be taxable as ordinary income. The foregoing is not comprehensive and cannot replace personalized advice provided by a competent tax professional. The policy owner should seek competent tax advice regarding the tax treatment of the policy when contemplating a change of insured.
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Change of Insured Rider Charge
There is no charge associated with the Change of Insured Rider.
Additional Term Insurance Rider
The benefit associated with the Additional Term Insurance Rider is term life insurance on the Insured, in addition to that under the base policy. The Death Benefit Proceeds attributable to the Additional Term Insurance Rider are payable to the beneficiary upon the Insured's death if the Additional Term Insurance Rider is still In Force. The Additional Term Insurance Rider has no cash value and no loanable value nor does it modify any cash or loan values of the base policy. Policy owners should request illustrations showing the impact of purchasing coverage with and without the Additional Term Insurance Rider.
Subject to Nationwide’s underwriting approval, this Rider may be purchased at any time while the policy is In Force and until the Insured reaches Attained Age 85. If purchased after the Policy Date, Nationwide will require evidence of insurability. The death benefit option for the base policy will also be the death benefit option for the Additional Term Insurance Rider.
The Additional Term Insurance Rider coverage terminates on the earliest of the following dates:
•	The date the Insured dies;
•	The Maturity Date of the base policy;
•	The date the Rider and/or base policy Lapse; or
•	The date the policy terminates for any reason.
The policy owner cannot extend the Additional Term Insurance Rider coverage beyond the policy's Maturity Date, see Extending Coverage Beyond the Maturity Date.
Additional Term Insurance Rider Impact
Cost of Insurance Charges
Electing coverage under the Additional Term Insurance Rider, as opposed to electing coverage only under the base policy, should lower the policy owner's overall cost of insurance. This is due in part to the broker-dealer firm receiving less overall compensation for selling a policy with the Additional Term Insurance Rider. It is also possible that less Premium may be required to maintain to the Death Benefit over the life of the policy or that increased Premium may be needed if the Additional Term Insurance Rider is not purchased.
Guaranteed Policy Continuation Provision
This provision protects the policy from Lapse under certain conditions, see Guaranteed Policy Continuation Provision. However, coverage elected under the Additional Term Insurance Rider is not covered by this provision beyond the fifth policy year. In comparison, the base policy allows longer coverage for issue ages under Attained Age 70, see Lapse.
Additional Term Insurance Rider Charge
A monthly Additional Term Insurance Rider Charge will be deducted if the Rider is elected. The Additional Term Insurance Rider Charge compensates Nationwide for providing term life insurance on the Insured.
The monthly cost of insurance charge for this Rider is determined by multiplying the Rider monthly cost of insurance rate by the Rider death benefit. The Rider death benefit will be equal to the difference between the total Death Benefit and the base policy Death Benefit. The Additional Term Insurance Rider cost of insurance rate is based on Nationwide’s expectation as to the Insured's mortality and expense experience. The Additional Term Insurance Rider cost of insurance rate will vary by the Insured's sex, Attained Age, underwriting class, any Substandard Ratings, and the Total Specified Amount.
The Additional Term Insurance Rider Charge will be deducted proportionally from the Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Additional Term Insurance Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.
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Additional Term Insurance Rider Right to Convert Coverage
At any time while the policy and the Rider are In Force, the policy owner may convert the term life insurance associated with this Rider into an equivalent amount of Base Policy Specified Amount. Converting the term life insurance associated with this Rider may impact the overall cost of the policy as the cost of insurance charges for the term life insurance are generally lower compared to the cost of insurance charges for Base Policy Specified Amount. Conversion requests must be made in writing and submitted to the Service Center. Nationwide will not require evidence of insurability upon conversion.
Waiver of Monthly Deductions Rider
Subject to Nationwide’s underwriting approval, this Rider may be purchased at any time on or after the policy anniversary on which the Insured reaches Attained Age 21 and before the policy anniversary on which the Insured reaches Attained Age 59 (as long as the policy is In Force). A policy owner may not purchase both this Rider and the Premium Waiver Rider.
Benefits Provided by this Rider
The benefit associated with the Waiver of Monthly Deductions Rider is a waiver of policy charges in the event the Insured becomes totally disabled. Monthly charges will not be waived until the Insured has been disabled for six consecutive months. No benefit is available if total disability results from a risk not assumed; risks not assumed may vary by state. Contact the Service Center to obtain a copy of the Waiver of Monthly Deductions Rider applicable to the policy.
Note: This Rider's benefit alone may not be sufficient to keep the policy from Lapsing. The policy owner may need to make additional Premium payments to prevent Lapse even while the Rider's benefit is being paid. However, while the Rider's benefit is being paid, it will cost less on a monthly basis to keep the policy In Force.
Benefit Duration
The duration of the benefit depends on the Insured's Attained Age at the beginning of the total disability. If the Insured's total disability began before the Insured reached Attained Age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches Attained Age 65) or until the Overloan Lapse Protection Rider is invoked. If the Insured's total disability begins when the Insured is between the Attained Age of 60 and 63, the benefit continues until the Insured reaches Attained Age 65. If the Insured's total disability begins after the Insured reaches Attained Age 63, the benefit continues for two years.
Waiver of Monthly Deductions Rider Charge
A monthly Waiver of Monthly Deductions Rider Charge will be deducted if this Rider is elected. The Rider charge compensates Nationwide for waiving the policy's monthly charges upon the Insured's total disability for six consecutive months. The Rider charge is the product of the monthly policy charges (excluding the cost for this Rider) and the deduction waiver cost rate. The waiver of monthly deductions cost rate is based on Nationwide’s expectations as to the likelihood of the Insured's total disability for six consecutive months. The deduction waiver cost rate varies by the Insured's Attained Age and any Substandard Ratings.
The Waiver of Monthly Deductions Rider Charge will be deducted proportionally from the Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Waiver of Monthly Deductions Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Extended Death Benefit Guarantee Rider
General Information about this Rider
This Rider is only available for election at the time of application for the policy.
This Rider provides additional Lapse protection beyond the protection provided under the Guaranteed Policy Continuation Provision of the policy. Lapse protection is designed to provide the policy owner the potential long-term benefits of investing in a variable universal life policy while protecting the policy owner from losing the life insurance coverage under the base policy due to adverse or unfavorable Investment Experience.
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Note: Before electing this Rider, carefully review the Guaranteed Policy Continuation Provision. If the Lapse protection afforded under that provision of the policy is satisfactory, then this Rider should not be purchased. The Rider charge will be incurred while the Guaranteed Policy Continuation Provision of the policy is in effect. In the event Lapse protection benefits become payable during the guaranteed policy continuation period of the base policy, the benefits provided will be greater than or equal to the benefits provided under this Rider.
If this Rider is elected, and while it remains In Force, the investment options available will be limited, see Allocation Restrictions below. In addition, interaction of this Rider with other elected Riders may result in the limitation or elimination of Rider benefits, see Interaction with Other Riders below.
If the policy owner does not meet one of the Premium testing methods described in How this Rider Operates, the policy owner will not receive any coverage or benefits afforded by this Rider. In addition, if at any time after the 10th policy year the policy owner fails the 10-Year Paid-Up testing method, that method of testing will no longer be used to determine whether Rider coverage applies.
The policy owner must make two irrevocable elections at the time of application:
(1)	the portion of the Base Policy Specified Amount the policy owner wants covered by the Rider (the "Guarantee Amount"). The Guarantee Amount must be between 50% and 100% of the Base Policy Specified Amount; and
(2)	the duration of the Rider coverage expressed in full policy years (the "Guarantee Duration"). The Guarantee Duration is subject to the following limits:
(a)	the minimum Guarantee Duration that may be elected is 20 years; and
(b)	the maximum Guarantee Duration that may be elected is equal to 120 years minus the Insured's Attained Age on the Policy Date.
Allocation Restrictions
Only certain investment options are available when the Rider is elected. Nationwide selected the available Sub-Accounts on the basis of risk factors associated with the underlying mutual fund’s investment objective and Sub-Accounts were excluded from availability with this Rider on the basis of similar risk considerations.
The following allocations are permitted under this Rider:
•	the Fixed Account; and/or
•	any combination of the Sub-Accounts listed below:
•	Ivy Funds Variable Insurance Portfolios - Pathfinder Conservative
•	Ivy Funds Variable Insurance Portfolios - Pathfinder Moderate
•	Ivy Funds Variable Insurance Portfolios - Pathfinder Moderate - Managed Volatility
•	Ivy Funds Variable Insurance Portfolios - Pathfinder Moderately Aggressive
•	Ivy Funds Variable Insurance Portfolios - Pathfinder Moderately Aggressive - Managed Volatility
•	Ivy Funds Variable Insurance Portfolios - Pathfinder Moderately Conservative
•	Ivy Funds Variable Insurance Portfolios - Pathfinder Moderately Conservative - Managed Volatility
Certain Sub-Accounts may or may not be available depending upon when the policy was purchased, see Appendix A: Sub-Account Information for details on Sub-Account availability.
Allocations or transfers to investment options other than those listed above are not permitted while this Rider is In Force. Nationwide reserves the right to modify the list of Rider investment options upon written notice.
The policy owner may instruct Nationwide to transfer allocations back and forth between the available Rider investment options at any time while this Rider is In Force. Such transfers will be considered a transfer event. While this Rider is In Force, current and future investment allocations must be entirely (100%) to the Rider investment options listed above. Nationwide will not process a transfer request involving an investment option that is not currently available under the Rider; rather, the current allocation instructions will remain in effect. The policy owner may choose to terminate the Rider and then instruct Nationwide to make allocations under any of the investment options available under the policy. Termination of the Rider will end all charges and coverage under the Rider including payment of the Guarantee Amount.
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How this Rider Operates
During the Guarantee Duration, Nationwide conducts tests to determine whether the Net Accumulated Premium actually paid is equal to or greater than the required Net Accumulated Premium under either the 10-Year Paid-Up Method or the Monthly Premium Method.
The Net Accumulated Premium actually paid equals the cumulative sum of all Premiums paid from the Policy Date to the date of the most recent monthly anniversary of the Policy Date, reduced by any partial surrenders, Indebtedness, and Returned Premium.
The required Net Accumulated Premium is what must be paid for the Rider coverage to apply. Under either test, the required Net Accumulated Premium represents the amount of Premium needed to offset Nationwide’s risk that the Insured may die during a period when the policy would otherwise Lapse. In addition to the policy owner’s elections under the Rider, the required Net Accumulated Premium for each test will vary, based on the Insured’s sex, issue age, and underwriting class, any Substandard Ratings, the Base Policy Specified Amount, death benefit option, and any other optional benefits elected.
The policy owner may decide to pay the required Net Accumulated Premium under either method. Generally, the two methods of calculation are attributable to the different ways policy owners pay Premium. The 10-Year Paid-Up Method is generally used by policy owners who pay a larger Premium during the first 10 policy years. In contrast, the Monthly Premium Method is generally used by policy owners who pay a lower Premium over a longer period of time.
Described below is how and when Nationwide determines, under each method, whether the policy owner has paid the required Net Accumulated Premium for the Guarantee Amount to apply.
(1)	10-Year Paid-Up Method – This method determines a required Net Accumulated Premium that must be paid within a 10-year period beginning on the Policy Date, regardless of the Guarantee Duration. The required Net Accumulated Premium under this test is stated in the Policy Data Pages. The test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium stated in the Policy Data Pages.
During the first 10 policy years, this test is performed on any monthly anniversary of the Policy Date on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders.
This test is also performed on the first monthly anniversary of the Policy Date after the end of the 10th policy year. If the test for the 10-Year Paid-Up Method is not satisfied at that time, Lapse protection under this method is no longer available and the test will no longer be performed. If the test for the 10-Year Paid-Up Method is satisfied with the first test after the end of the 10th policy year, Nationwide will retest at the following times while the Rider remains in effect and the conditions under this method are met:
(a)	on any monthly anniversary of the Policy Date on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders;
(b)	on any date of a partial surrender or policy loan; and
(c)	on any date there is Returned Premium.
Lapse protection is no longer available and retesting will no longer be done under the 10-Year Paid-Up Method after any of the following circumstances occur:
•	failing to satisfy the 10-Year Paid-Up Method test at any time it is performed after the end of the 10th policy year;
•	the Guarantee Duration ends or this Rider is otherwise terminated;
•	increasing the Base Policy Specified Amount;
•	changing the death benefit option; or
•	adding or increasing any Rider coverage on or after the first anniversary of the Policy Date.
If any of the circumstances above occur, the 10-Year Paid-Up Method is no longer available; however, the policy owner may still maintain the Guarantee Amount if the test under the Monthly Premium Method is satisfied.
Note: Depending on how the policy is issued, Guideline Premium/Cash Value Corridor Test or Cash Value Accumulation Test, paying Premium equal to the Net Accumulated Premium under the 10-Year Paid-Up Method may disqualify the policy as a contract for life insurance under Section 7702 of the Code. If this is the case, the policy
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owner can still pay Premium equal to (or in excess of) the required Net Accumulated Premium under the Monthly Premium Method. Request and carefully review illustrations of planned Rider elections, Premium payments, surrender, and/or policy loan activity before purchasing this Rider.
(2)	Monthly Premium Method – This method determines a monthly Premium amount that is stated in the Policy Data Pages. The required Net Accumulated Premium under this test is the sum of the monthly Premium amount in effect for each respective month from the Policy Date to the most recent monthly anniversary of the Policy Date. This test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium under this method.
This test is performed on any monthly anniversary of the Policy Date during the Guarantee Duration on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders.
Unless this Rider is otherwise terminated, the Monthly Premium Method test will continue to be conducted for the entire Guarantee Duration. This test cannot be lost due to policy changes or failure to meet the test on any given occasion. However, the following policy changes may result in a change to the monthly Premium amount, and therefore the required Net Accumulated Premium, under this method and are subject to Nationwide’s approval:
•	increasing or decreasing the Base Policy Specified Amount;
•	adding or increasing any Rider coverage;
•	changing the death benefit option; or
•	changing the underwriting classification of the Insured.
Situations Where the Guarantee Amount may be Modified
Any changes to the policy resulting in a decrease of the Base Policy Specified Amount, including partial surrenders, will also result in a proportional reduction of the Guarantee Amount.
How the Grace Period under the Policy Operates with this Rider
If the policy enters a Grace Period (i.e., Lapse protection is not available under the Guaranteed Policy Continuation Provision of the policy or under the Rider), then additional Premium payments will be necessary to prevent Lapse. Nationwide will notify the policy owner in writing of:
(1)	the amount of Premium required to prevent the policy from Lapsing under Grace Period and Guaranteed Policy Continuation Provision; and
(2)	the amount of Premium required to increase the Net Accumulated Premium paid so that the the Monthly Premium Method test is satisfied.
Note: Generally the amount required to prevent the policy from Lapsing under the 10-Year Paid-Up Method test, if applicable, will be greater. Contact the Service Center to obtain this amount. If the 10-Year Paid-Up Method test is not satisfied at any time after the 10th policy year, that test will no longer apply.
This Rider and the policy to which it is attached will terminate unless sufficient Premium is paid within the 61-day Grace Period. This Rider cannot be reinstated after a Lapse, see Lapse.
Interaction with Other Riders
Premium Waiver Rider
If the Premium Waiver Rider was elected, the benefits provided by that Rider in the form of Premium payments will be counted as part of the Net Accumulated Premium paid for the purposes of satisfying the Monthly Premium Method and 10-Year Paid-Up Method tests subject to the following:
•	when qualifying for the benefit under the Premium Waiver Rider, the Premium requirements of this Rider will not be reduced;
•	the benefit provided by the Premium Waiver Rider in the form of Premium payments may not be sufficient on its own to meet the Premium requirements associated with this Rider; and
•	if the benefit provided by the Premium Waiver Rider in the form of Premium payments is not sufficient to satisfy the Monthly Premium Method or 10-Year Paid-Up Method tests, the policy owner may have to pay additional Premium to meet the required Net Accumulated Premium under the tests.
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Waiver of Monthly Deductions Rider
If the Waiver of Monthly Deductions Rider was elected, then upon qualifying for benefits under that Rider, the required Net Accumulated Premium for this Rider will not be waived or reduced. The benefits provided by the Waiver of Monthly Deductions Rider, in contrast to the Premium Waiver Rider, will not count towards the Net Accumulated Premium for purposes of satisfying any of the required Net Accumulated Premium tests under the Rider. Failure to make Premium payments sufficient to meet either test of required Net Accumulated Premium while the policy owner is receiving benefits under the Waiver of Monthly Deductions Rider may result in a loss of benefits under the Rider.
Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider ("Long-Term Care Rider")
If the Long-Term Care Rider is elected, then upon qualifying for benefits under that Rider, the Premium requirements for the Rider will not be waived or reduced and charges for the Rider will continue to be deducted from the policy’s Cash Value. Benefits under the Long-Term Care Rider do not reduce Net Accumulated Premiums.
The benefit associated with the Long-Term Care Rider is dependent upon the Base Policy Specified Amount. If the Base Policy Specified Amount is greater than the Guarantee Amount associated with the Rider, then upon commencement of benefits under the Rider, the benefits provided by the Long-Term Care Rider will be reduced so that they continue to correspond to the Base Policy Specified Amount after the Rider is invoked.
Overloan Lapse Protection Rider
While the policy is being kept from entering a Grace Period by this Rider, the Overloan Lapse Protection Rider cannot be invoked without first requesting termination of this Rider.
Invoking the Overloan Lapse Protection Rider at any other time will result in termination of this Rider and its charge.
Riders Terminating when Benefits under this Rider Commence
Once benefits commence under this Rider and before the end of the Guarantee Duration, no changes to the base policy will be permitted, i.e., changes to Total Specified Amount and addition of other optional Riders. In addition, if required by the terms of the Extended Death Benefit Guarantee Rider, other elected Riders may terminate or may need to be terminated by the policy owner before commencing benefits under this Rider.
If another Rider is terminated by operation of this Rider, charges under terminated Riders will end. The policy owner may not reapply for the terminated Rider(s) until the expiration of the Guarantee Duration.
Termination of the Extended Death Benefit Guarantee Rider
This Rider will terminate and no coverage will apply if any of the following occurs:
(1)	the policy owner elects to terminate this Rider. Termination will be effective the next business day following receipt at the Service Center of a written request to terminate. If the policy owner elects to terminate this Rider, Nationwide may require the policy owner to return the Rider and the policy for endorsement;
(2)	the Guarantee Duration ends; or
(3)	the policy Lapses, is surrendered, or otherwise terminates.
Note: This Rider cannot be reinstated if the policy Lapses.
Extended Death Benefit Guarantee Rider Charge
A monthly charge is deducted for the coverage provided by this Rider. The charge for each Base Policy Specified Amount segment is determined, and will vary, based on the Insured’s sex, issue age, and underwriting class, Guarantee Amount, and Guarantee Duration.
The Extended Death Benefit Guarantee Rider charge will be deducted proportionally from the Sub-Account and Fixed Account allocations, unless the policy owner elects Directed Monthly Deductions. Because the Extended Death Benefit Guarantee Rider charge is deducted from Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
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Policy Owner Services
Dollar Cost Averaging
Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time. A policy owner may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form to the Service Center. An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with the date requested or, if that date has passed or no date is specified, at the end of the Valuation Period during which the request was received, or the end of the free look period, whichever is later.
There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events. Dollar cost averaging transfers will continue to be processed until there is no more value left in the originating investment option(s) or until a policy owner instructs Nationwide to terminate the service. Policy owners may direct Nationwide to automatically transfer specific amounts from the Fixed Account and the:
•	Ivy Funds Variable Insurance Portfolios - Money Market
to any other Sub-Account. Certain Sub-Accounts may or may not be available depending on when the policy was purchased, see Appendix A: Sub-Account Information for details on Sub-Account availability. Transfers from the Fixed Account must be no more than 1/30th of the Fixed Account value at the time the program is elected.
Nationwide does not assure the success of these strategies and cannot guarantee that dollar cost averaging will result in a profit or protect against a loss. A policy owner should carefully consider his or her financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high. Nationwide may modify, suspend, or discontinue these programs at any time. Nationwide will notify policy owners in writing 30 days before doing so.
Enhanced Dollar Cost Averaging
Periodically, Nationwide may offer enhanced dollar cost averaging programs. When offered, these programs will be available only at the time of application. All or a portion of the initial Premium may be applied to a program. Subsequent Premium is not eligible for inclusion in the program. Under an enhanced dollar cost averaging program, the interest rate credited to the initial Premium allocated to the Fixed Account will be greater than the interest rate credited to standard Fixed Account allocations. Enhanced dollar cost averaging programs will last for one year and Cash Value attributable to the enhanced dollar cost averaging program will be transferred from the Fixed Account to the selected Sub-Account(s) based on the following schedule:
Beginning of Month	Fraction of Cash Value Transferred
2	1/11
3	1/10
4	1/9
5	1/8
6	1/7
7	1/6
8	1/5
9	1/4
10	1/3
11	1/2
12	Remaining Amount
Asset Rebalancing
A policy owner may elect to participate in an asset rebalancing program. Asset rebalancing involves the automatic rebalancing of the Cash Value in the chosen Sub-Accounts (up to 20) on a periodic basis. Cash Value allocated to the Fixed Account is not eligible for asset rebalancing. A policy owner can schedule asset rebalancing to occur every three, six, or 12 months on days when Nationwide prices Accumulation Units. There is no charge for asset rebalancing and it does not count as a transfer event.
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A policy owner may elect to participate in an asset rebalancing program at the time of application or at a later date by submitting an election form to the Service Center. Unless elected otherwise, asset rebalancing will not affect the allocation of Premiums paid after beginning the program. Manual transfers will not automatically terminate the program. Termination of asset rebalancing will only occur as a result of specific instruction by a policy owner to do so. Nationwide may modify, suspend, or discontinue asset rebalancing programs at any time.
Automated Income Monitor
Automated Income Monitor is an optional systematic partial surrender and/or policy loan program that may be elected at any time, at no additional cost. This program is only available to policies that are not modified endowment contracts.
Automated Income Monitor programs are intended for policy owners who wish to take an income stream of scheduled payments from the Cash Value of the policy. The income stream is generated via partial surrenders until the policy cost basis is depleted, then through policy loans. Taking partial surrenders and/or policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood the policy will Lapse. Before requesting the Automated Income Monitor program, policy owners should consult with financial and tax advisors.
At the time of application for a program, Nationwide will provide policy owners with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value, and Death Benefit. Policy owners must submit this illustration along with an application when electing an Automated Income Monitor program. Programs will commence at the beginning of the next monthly anniversary after Nationwide receives the election form and illustration. On each policy anniversary thereafter Nationwide will provide an updated In Force illustration to assist policy owners in determining whether to continue, modify, or discontinue an elected program. Policy owners may request modification or termination of a program at any time by written request to the Service Center.
A policy owner’s program will be based on the policy's Cash Surrender Value at the time of election and each succeeding policy anniversary, and on the following elections:
(1)	Payment type:
(a)	Fixed Amount: If a policy owner elected payments of a fixed amount, the amount received will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and the policy's Investment Experience; or
(b)	Fixed Duration: If a policy owner elected payments for a fixed duration, the amount received during the first year will be based on the illustration assumptions below. After the first year, the amount will vary based on the illustration assumptions and policy Investment Experience to maintain the elected duration.
(2)	Illustration assumptions:
(a)	an assumed variable rate of return specified by the policy owner from the available options stated in the election form;
(b)	minimum Cash Surrender Value targeted by the policy owner to have remaining on the policy's Maturity Date, or other date specified by the policy owner. This dollar amount is used to calculate available income. It is not guaranteed to be the Cash Surrender Value on the specified date;
(c)	a policy owner may also request a change of death benefit option, or a decrease in Base Policy Specified Amount to be effective in conjunction with commencing a program or to occur at a future date; and
(d)	payment frequency: monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only.
Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option 1, will result in larger projected payments or longer projected durations. However, larger payments or longer duration may increase the likelihood the policy will Lapse.
Note: Policy owners are responsible for monitoring the policy to prevent Lapse. Nationwide will provide annual In Force illustrations based on current Cash Surrender Values and the elected illustration assumptions to assist policy owners with preventing Lapse. Policy owners may request modification or termination of a program at any time by written request to the Service Center.
Automated Income Monitor programs are subject to the following additional conditions:
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(1)	To prevent adverse tax consequences, a policy owner can authorize Nationwide to make scheduled payments via policy loan when:
(a)	the policy's cost basis is reduced to zero;
(b)	a partial surrender within the first 15 policy years would be a taxable event;
(c)	or to prevent the policy from becoming a MEC, see Taxes.
Note: Partial surrenders and policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and policy loans, see Partial Surrender and Policy Loans.
(2)	While a program is in effect, no Premium payment reminder notices will be sent; however, Premium payments will be accepted.
(3)	Programs will terminate on the earliest of the following:
(a)	Nationwide’s receipt at the Service Center of a written request to terminate participation;
(b)	at the time the policy enters a Grace Period or terminates for any reason;
(c)	at the time of a requested partial surrender or policy loan outside the program;
(d)	upon a change of policy owner;
(e)	for income based on a fixed duration, the end of the period the policy owner specified at the time of election;
(f)	on any policy anniversary when the current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption the policy owner specified;
(g)	at any time the scheduled partial surrender or policy loan would cause the policy to fail to qualify as life insurance under Section 7702 of the Code; or
(h)	the policy's Maturity Date.
Additionally, the program will terminate when one of the following Riders is invoked or begins providing benefits: the Overloan Lapse Protection Rider, the Extended Death Benefit Guarantee Rider, and the Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider.
Nationwide will notify policy owners upon termination of an Automated Income Monitor program. In addition, Nationwide may modify, suspend, or discontinue Automated Income Monitor programs at any time. Nationwide will notify policy owners in writing 30 days before doing so.
Policy Loans
After the expiration of the free look period and while the policy is In Force, a policy owner may take a policy loan. A policy loan will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions.
Taking a policy loan may increase the risk of Lapse and may result in adverse tax consequences. Unpaid loan interest charges accrue daily at a compounded annual interest rate and can cause the policy's Indebtedness to grow significantly. The policy owner should request an illustration demonstrating the impact of a policy loan on the policy's Cash Value, Cash Surrender Value, and Death Benefit Proceeds.
Loan Amount
The minimum loan amount is $200. At the time of a loan request, policy Indebtedness cannot exceed 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the Fixed Account less any Surrender Charge. Nationwide pays the policy loan to the policy owner with assets from its general account. Nationwide then uses the policy's Cash Value as collateral for the loan as described below.
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Collateral and the Policy Loan Account
As collateral for the policy loan, Nationwide deducts an amount equal to the policy loan from the policy's Cash Value. Collateral amounts are transferred from the Cash Value to the policy loan account (which is part of Nationwide's general account). Because the policy loan account does not participate in the Investment Experience of the Sub-Accounts, policy loans can permanently affect the Death Benefit Proceeds and the Cash Value of the policy, even if repaid. The policy loan account may be subject to Nationwide's creditors in the event of insolvency.
Amounts transferred from the policy's Cash Value equal to the policy loan account are deducted from the Sub-Accounts in the same proportion as the Sub-Account allocations, unless the policy owner has instructed otherwise. Nationwide will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.
The policy owner will earn interest on the collateral held in the policy loan account. Interest will accrue daily at no less than the guaranteed minimum rate stated on the Policy Data Pages. The interest earned on the policy loan account may be different than the rate earned on Cash Value allocated to the Fixed Account.
Interest Charged
Nationwide charges interest against policy Indebtedness. Indebtedness is the total amount of all outstanding policy loans, including principal and compounded interest due. The guaranteed maximum annualized interest charged rate is 4.50%. On a current basis, rates may change and may vary by policy year, subject to the guaranteed maximum. Policy loan interest charges may provide revenue for risk charges and profit.
If policy loan interest is not paid when due, policy Indebtedness will continue to compound at the interest rate in effect, see When Interest is Charged and Credited below. If not paid when due, Nationwide will deduct an amount equal to the unpaid interest from the policy's Cash Value and add it to the policy loan account causing the original policy loan amount (now, "Indebtedness") to increase by the amount of the unpaid interest charged. Amounts deducted from the policy's Cash Value as unpaid interest charges will be deducted from the Sub-Accounts and the Fixed Account in the same manner as a new loan.
Note: Over time, unpaid loan interest charges can cause the policy's Indebtedness to be significant. In some cases, policy Indebtedness may be significant enough to cause the policy to Lapse. In general, it is advantageous to repay Indebtedness and at a minimum, the interest charged on Indebtedness, at least annually.
Indebtedness is considered a part of the policy's Cash Value, therefore, upon a full surrender, Lapse, or maturity, the amount received in the original loan request(s), plus unpaid loan interest charged is considered "received" under the Code and may result in adverse tax consequences, see Surrendering the Policy; Maturity in Taxes.
When Interest is Charged and Credited
Interest charged against Indebtedness accrues daily. Interest earned on collateral also accrues daily. Nationwide will deduct interest charged on Indebtedness from the policy's Cash Value, and credit interest earned on collateral to the Cash Value:
•	Annually, at the end of a policy year;
•	At the time a new loan is requested;
•	When a loan repayment is made;
•	Upon the Insured's death;
•	Upon policy Lapse and/or;
•	Upon a full surrender of the policy.
In most cases, the interest earned on collateral and credited to the Cash Value will be less and in some cases, significantly less, than the interest charged against the Cash Value.
Repayment
The policy owner may repay all or part of policy Indebtedness at any time while the policy is In Force. The minimum loan repayment amount, if any, is stated in the policy. The policy owner should contact the Service Center to obtain loan pay-off amounts.
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Note: Interest earned on collateral is not deducted from Indebtedness to calculate loan pay off amounts. If a loan repayment is made, the policy owner's Cash Value is credited with interest earned on collateral and the amount of the loan repayment is deducted from the policy's Indebtedness.
Nationwide will treat any payments made as Premium payments, unless the policy owner specifies that the payment should be applied against the policy's Indebtedness. It may be beneficial for the policy owner to repay Indebtedness before making additional Premium payments because Premium Load charges are deducted from Premium payments but not from loan repayments.
If the policy owner makes a loan repayment, it will be applied to the Sub-Accounts and the Fixed Account in accordance with the allocation instructions in effect at the time the payment is received, unless the policy owner indicates otherwise.
Repaying Indebtedness will cause the Death Benefit and net Cash Surrender Value to increase accordingly.
Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges, see Unfavorable Investment Experience. A policy owner can avoid Lapsing the policy by paying the amount required by the Guaranteed Policy Continuation Provision, purchasing and meeting the requirements of the Extended Death Benefit Guarantee Rider or, if elected, by invoking the Overloan Lapse Protection Rider to prevent the policy from Lapsing due to Indebtedness. Before any Lapse, there is a Grace Period during which a policy owner can take action to prevent the Lapse. Subject to certain conditions, a policy owner may reinstate a policy that has Lapsed.
Guaranteed Policy Continuation Provision
The policy provides for a guaranteed policy continuation provision referred to as the Initial Death Benefit Guarantee Period and shown on the Policy Data Pages. During the Initial Death Benefit Guarantee Period, the policy will not Lapse if at the time a Lapse would otherwise occur, the Premium paid, reduced for any Indebtedness, partial surrenders, and/or Returned Premiums, is equal to or greater than the sum of the Monthly Initial Death Benefit Guarantee Premium in effect for each respective month since the policy was issued.
The Monthly Initial Death Benefit Guarantee Premium required will vary by the Insured’s sex, issue age, and underwriting class, any Substandard Ratings, the Total Specified Amount and any Riders elected.
If a policy owner has made any changes to the policy after it is issued, including any policy loans or partial surrenders, increases or decreases to the Total Specified Amount, adding or terminating a Rider, and/or changing the death benefit option, the Monthly Initial Death Benefit Guarantee Premium may change. A change will result in reissued Policy Data Pages which will show the Monthly Initial Death Benefit Guarantee Premium. Upon request and for no charge, Nationwide will determine whether Premium payments, minus any Indebtedness and partial surrenders, and/or Returned Premiums are sufficient to keep the Guaranteed Policy Continuation Provision in effect.
When the Initial Death Benefit Guarantee Period ends, if the Cash Surrender Value remains insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin. There is no separate additional charge for the Guaranteed Policy Continuation Provision.
Duration of the Initial Death Benefit Guarantee Period
The Initial Death Benefit Guarantee Period begins when Nationwide issues the policy. The duration of the Initial Death Benefit Guarantee Period depends on the Insured's Issue Age on the Policy Date, as reflected in the following table:
Insured's Issue Age on the Policy Date:	0-69	70 or older
Duration of Guaranteed Policy Continuation Period:	the lesser of 10 policy years or to Attained Age 75	five policy years
Grace Period
If the Cash Surrender Value on any monthly anniversary date is not sufficient to cover the current monthly deductions, then a Grace Period will begin. At the beginning of a Grace Period, the policy owner will receive a notice from Nationwide that will indicate the amount of Premium that must be paid to avoid Lapsing the policy. This amount is equal to the lesser of three times the current monthly deductions, or the amount of Premium that will bring the Guaranteed Policy Continuation Provision back into effect, if applicable. If not paid within 61 days, the policy and all Riders will Lapse.
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The Grace Period will not alter the operation of the policy or the payment of Proceeds.
Reinstatement
A policy owner may reinstate a Lapsed policy by:
(1)	submitting, at any time within three years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date, a written request to the Service Center to reinstate the policy;
(2)	providing evidence of insurability satisfactory to Nationwide;
(3)	paying sufficient Premium to keep the policy In Force for three months (or less if required by state law) from the date of reinstatement, or, if the policy is in the Initial Death Benefit Guarantee Period, paying the lesser of (a) and (b) where:
(a)	is the amount of Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and
(b)	is the amount of Premium sufficient to bring the Guaranteed Policy Continuation Provision into effect;
(4)	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and
(5)	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.
The policy owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability.
The effective date of a reinstated policy, including any reinstated Riders, will be the monthly anniversary of the Policy Date on or next following the date Nationwide approves the application for reinstatement.
If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of the Surrender Charge corresponding to the policy year in which the policy is reinstated or the Cash Value at the end of the most recent Grace Period. Nationwide will add any Premiums or loan repayments that were made to reinstate the policy to the Cash Value.
The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless the policy owner indicates otherwise.
Surrenders
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the policy owner’s written surrender request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions. Nationwide may also require the policy owner to return the policy. Nationwide may postpone payment of that portion of the Cash Surrender Value attributable to the Fixed Account for up to six months.
Policy Restoration after a Full Surrender
Prior to the Insured’s death, Nationwide will permit restoration of a surrendered policy pursuant to established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges, see Policy Restoration Procedure in the Statement of Additional Information.
Partial Surrender
A policy owner may request a partial surrender of the policy's Cash Surrender Value at any time after the first policy year. A partial surrender will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via
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telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions. A Partial Surrender Fee may be applied to each partial surrender that equals the lesser of $25 or 2% of the amount surrendered. Currently, Nationwide waives the partial surrender fee, see Partial Surrender Fee.
Nationwide reserves the right to limit the number of partial surrenders to one per policy year. The minimum amount of any partial surrender request is $200. In policy years 2-10, the maximum amount of a partial surrender in any given policy year is 10% of the Cash Surrender Value as of the beginning of the policy year. In policy years 11+, the maximum amount of a partial surrender is equal to the Cash Surrender Value less the greater of $500 or three times the most recent monthly deductions. Monthly deductions are calculated for each month, beginning on the Policy Date, as follows:
(1)	Mortality and Expense Risk Charge; plus
(2)	Administrative Per Policy Charge; plus
(3)	the monthly cost of any additional benefits provided by any Riders; plus
(4)	the Base Policy Specified Amount Cost of Insurance.
A partial surrender cannot cause the Total Specified Amount to be reduced below the Minimum Total Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause the policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy, see Taxes.
If a policy owner takes a partial surrender, Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts equal to the amount of the partial surrender. If there is insufficient value in the Sub-Accounts, Nationwide will surrender amounts from the Fixed Account.
Reduction of the Base Policy Specified Amount due to a Partial Surrender
When a partial surrender is taken, the Base Policy Specified Amount will be reduced by the amount necessary to prevent an increase in the Net Amount At Risk . The Base Policy Specified Amount reduction will not exceed the partial surrender amount. The policy's charges going forward will be based on the new Base Policy Specified Amount.
Any reduction of the Base Policy Specified Amount will be made in the following order: against the most recent increase in the Base Policy Specified Amount, then against the next most recent increases in the Base Policy Specified Amount in succession, and finally, against the initial Base Policy Specified Amount.
The Death Benefit
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that the Insured has died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, or if the Insured dies by suicide.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.
Death Benefit Options
Policy owners have a choice of one of two available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1. Not all death benefit options are available in all states.
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
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Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Insured's date of death.
The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the policy owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•	the cash value accumulation test; or
•	the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the guideline premium/cash value corridor test. If the cash value accumulation test is elected, the Overloan Lapse Protection Rider is not available.
Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage calculated as described in the Code. The percentages depend upon the Insured's age, sex, and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.
Guideline Premium/Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.
In deciding which test to elect for the policy, consider the following:
•	The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.
•	Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•	Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Changes in the Death Benefit Option
After the first policy year, a policy owner may elect to change the death benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1. Nationwide will permit only one change of death benefit option per policy year. The effective date of a change will be the monthly anniversary of the Policy Date following the date Nationwide approves the change.
For any change in the death benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.
Upon effecting a death benefit option change, the Total Specified Amount may be changed (either increased or decreased) so that the Net Amount At Risk remains the same before and after the change on the date of the change. Because the policy's Net Amount At Risk remains the same before and after the change, changing the death benefit
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option and preserving the Net Amount At Risk by itself does not alter the policy charges. The policy charges going forward will be based on the adjusted Total Specified Amount. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the death benefit option change.
The policy owner should request an illustration demonstrating the impact of a change in the policy's death benefit option.
Nationwide will refuse a death benefit option change that would reduce the Total Specified Amount to a level where the Premium already paid would exceed any premium limitations under the Code.
Where the policy owner has selected the guideline premium/cash value corridor test, a change in death benefit option will not be permitted if it results in the total Premium paid exceeding any premium limitations under Section 7702 of the Code.
Incontestability
Nationwide will not contest payment of the Death Benefit based on the initial Total Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date, and, in some states, within two years from a reinstatement date. For any change in Total Specified Amount requiring evidence of insurability, Nationwide will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for two years from its effective date, and, in some states, within two years from a subsequent reinstatement date. The incontestability period in some states may be less than two years.
Suicide
If the Insured dies by suicide within two years from the Policy Date, and, in some states, within two years of a reinstatement date, Nationwide will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. Similarly, if the Insured dies by suicide within two years from the date an application for an increase in the Total Specified Amount was accepted by Nationwide, and, in some states, within two years from a subsequent reinstatement date, Nationwide will pay no more than the Death Benefit Proceeds associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Total Specified Amount that has been In Force for a shorter period. The suicide period in some states may be less than two years.
Policy Maturity
If the policy is In Force on the Maturity Date, coverage will automatically be extended (unless otherwise elected by the policy owner) until the Insured's date of death at which time Proceeds will be paid to the beneficiary, see Extending Coverage beyond the Maturity Date.
If the policy owner elects not to extend coverage beyond the Maturity Date, Nationwide will pay the Proceeds generally within seven days after the written request for payment is received at the Service Center. Nationwide may postpone payment of the Proceeds on the days that it is unable to price Accumulation Units, see Valuation of Accumulation Units. The Proceeds will equal the policy's Cash Value minus any Indebtedness. The policy is terminated once the Proceeds are paid.
The primary purpose of extending coverage beyond the Maturity Date is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of the cost basis if the maturity Proceeds are taken, see Surrender, Lapse, Maturity in Taxes.
Assuming no Indebtedness exists on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds on the Maturity Date. However, because the loan interest rate charged may be greater than loan interest credited, if Indebtedness on or after the Maturity Date exists, Proceeds after the Maturity Date may be less than the Proceeds on the Maturity Date.
Extending Coverage Beyond the Maturity Date
The termination of some policy and/or Rider benefits will coincide with extension of coverage beyond the Maturity Date. If coverage is extended beyond the Maturity Date:
(1)	the policy's Total Specified Amount will be equal to the Base Policy Specified Amount and will be adjusted to what it was when the Insured reached Attained Age 85, subject to any partial surrenders;
(2)	no changes to the Base Policy Specified Amount and/or the Total Specified Amount will be permitted;
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(3)	no changes to the death benefit option will be permitted;
(4)	100% of the policy's Cash Value will be transferred to the Fixed Account;
(5)	if applicable, the Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider will remain in effect;
(6)	if the Additional Term Insurance Rider is in effect, the extension of coverage will not apply to the Rider Specified Amount;
(7)	no additional Premium payments will be permitted;
(8)	no additional monthly periodic charges will be deducted;
(9)	loan interest will continue to be charged on Indebtedness; and
(10)	the policy owner can request partial surrenders.
Note: Partial surrenders will affect the Base Policy Specified Amount of a policy with Death Benefit Option 1 based on the Insured's Attained Age at the time the partial surrender is requested. While the Insured is between the Attained Age of 86 and 90, a partial surrender will decrease the Base Policy Specified Amount proportionately. If the Insured is Attained Age 91 or older, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value.
Notwithstanding the above, if the Overloan Lapse Protection Rider was invoked, the Proceeds may be reduced, see Overloan Lapse Protection Rider.
Coverage beyond the Maturity Date will not be extended when the policy would fail the definition of life insurance under the Code.
Payment of Policy Proceeds
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Policy Settlement Options
Proceeds (Death Benefit, maturity Proceeds, or Cash Surrender Value) may be paid out in a lump sum, or in another form that is elected at application.
At any time before the Proceeds become payable, a policy owner may request to change the payout option by writing to the Service Center.
If more than one payout option is elected, at least $2,000 must be apportioned to each option and each payment (made at the specified interval) must be at least $20. The settlement options below are based on predetermined fixed payments.
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If the policy owner does not make an election as to the form of the Proceeds, upon the Insured's death, the beneficiary may make the election. Changing the beneficiary of the policy will revoke the payout option(s) in effect at that time. Proceeds are neither assignable nor subject to claims of creditors or legal process. If the beneficiary does not make an election, Nationwide will pay the Proceeds in a lump sum.
Normally, Nationwide will make a lump sum payment of the Proceeds within seven days after the written request for payment is received at the Service Center. However, Nationwide may postpone payment of the Proceeds from the Fixed Account and/or on the days that it is unable to price Sub-Account Accumulation Units, see Valuation of Accumulation Units. Proceeds are paid from Nationwide’s general account. For payout options other than lump sum, Nationwide will issue a settlement contract in exchange for the policy.
Note that for the remainder of Payment of Policy Proceeds provision, "payee" means the person(s) entitled to the Proceeds.
Life Income with Payments Guaranteed Option
If the Life Income with Payments Guaranteed Option is elected, Nationwide will retain the Proceeds and make payments to the payee at specified intervals for a guaranteed period (10, 15, or 20 years) and, if the payee is still living at the end of the guaranteed period, the payments will continue for the rest of the payee’s life. During the guaranteed period, Nationwide will pay interest on the remaining Proceeds at a rate of at least 2.5% per annum, compounded annually. Nationwide will determine annually if any interest in excess of 2.5% will be paid. The Proceeds can be paid at the beginning of 12-, six, three, or one month intervals.
Once payments begin under this option, withdrawals are not permitted. If a payee dies before the guaranteed period has elapsed, Nationwide will make the remaining payments to the payee’s estate. If the payee dies after the guaranteed period has elapsed, no further payments will be made.
Joint and Survivor Life Option
If the Joint and Survivor Life Option was elected, Nationwide will retain the Proceeds and make equal payments to the payees at specified intervals for the life of the last surviving payee. The Proceeds can be paid at the beginning of 12-, six, three, or one month intervals.
Once payments begin under this option, withdrawals are not permitted. Payments will cease upon the death of the last surviving payee. Nationwide will make no payments to the last surviving payee's estate. It is possible that only one payment will be made under this option if both payees die prior to the first payment.
Life Income Option
If the Life Income Option is elected, Nationwide will use the Proceeds to purchase an annuity with the payee as annuitant. The amount payable will be based on current individual immediate annuity purchase rates in effect on the date the immediate annuity is elected. The Proceeds will be paid 30 days after this option is elected and future payments can be paid at the end of 12-, 6-, 3-, or 1-month intervals.
Once payments begin under this option, withdrawals are not permitted. Payments will cease upon the payee’s death. Nationwide will make no payments to the payee’s estate. It is possible that only one payment will be made under this option if the payee dies prior to the first payment.
Some or all of the payout options listed may not be available in all states. Forms of payout other than the three listed above may be requested, but are subject to Nationwide’s approval. Requests for other forms of payout must be based on fixed payments; no variable payment options are permitted. The amount of payments and duration of any other payout options will be determined by Nationwide.
Taxes
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
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Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. In addition, each donor is allowed a credit against the tax on five million dollars in lifetime gifts (calculated after taking into account the applicable exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.
The American Taxpayer Relief Act ("ATRA") enacted on January 1, 2013, permanently provides for a maximum federal estate tax rate of 40% with an annually inflation adjusted $5 million exemption for estates of persons dying after December 31, 2012.
Under current law, an unlimited marital deduction is available for federal estate tax purposes for certain amounts that pass to the surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions. As with the estate tax, ATRA permanently provides for a GSTT tax rate of 40% with an annually inflation adjusted $5 million exemption.
State and Local Taxes
State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in every policy owner's case, state by state differences of these taxes preclude a useful description of them in this prospectus.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift tax.
Investment Gain in the Policy
The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide will monitor the policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.
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Diversification
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, Nationwide will take whatever steps are available to remain in compliance.
Based on the above, the policy should be treated as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums. If the policy is not issued as a modified endowment contract, Nationwide will monitor it and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment policy. Otherwise, Nationwide will reject the requested action or refund any Premium paid in excess of the modified endowment limits.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy, based on the policy owner's individual facts and circumstances.
In general, interest the policy owner pays on a loan from a policy will not be deductable. Also, if a loan from a policy that is not a modified endowment contract is outstanding when the policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking a policy loan, the policy owner should consult a tax advisor as to the tax consequences.
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When the Policy is Life Insurance that is a Modified Endowment Contract
Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the 'investment in the contract' (generally, the net Premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.
When the Policy is Life Insurance that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.
Distributions from life insurance policies that are not modified endowment contracts generally are treated as being first from the investment in the contract, and then from the income in the policy. Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.
However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. The policy owner should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.
In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or are deemed received upon maturity) plus total policy indebtedness exceeds the investment in the policy, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Effective January 1, 2013, Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (single, head of household with qualifying person, or qualifying widow(er) with dependent child). The threshold for an estate or trust that is subject to the surtax is generally equal to the dollar amount at which the highest tax bracket under section 1(e) begins for the taxable year; for 2016, that amount is $12,400.
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Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner's modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable distributions from, and gain from the sale or surrenders of, life insurance policies.
Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Internal Revenue Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes are includible in modified adjusted gross income.
Sale of a Life Insurance Policy
If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income. In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of debt) over the owner's basis in the policy. The portion of the gain that is equal to the excess of the cash surrender value over the investment in the policy would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period. The ruling also concluded that the owner's basis in the policy that is used to calculate the gain resulting from the sale of the life insurance policy is the investment in the policy reduced by the cost of insurance previously paid out of the cash value. Consequently, a sale may result in more gain than a surrender for the same amount.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full. If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy. Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
The death benefit is generally excludable from the beneficiary's gross income under the Internal Revenue Code by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid.
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under Section 101 of the Code.
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Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under the Internal Revenue Code. In this situation the distribution is treated as paid by reason of death of the insured and will generally be excluded from the beneficiary’s gross income, see Federal Income Taxation of Death Benefits.
Long-Term Care
A long-term care rider issued with a life insurance policy or one that is subsequently added to the policy may allow for distribution of all or a portion of the death benefit upon the insured being certified as a "chronically ill individual" as that term is defined under the Internal Revenue Code. If the long-term care rider meets the requirements of a qualified long-term care insurance contract as specified under Section 7702B of the Internal Revenue Code, then a distribution of all or a portion of the death benefit will generally be excluded from income under the Code. The long-term care rider issued with this life insurance policy is intended to be a qualified long-term care insurance contract under Section 7702B of the Internal Revenue Code.
The amount of the long-term care benefit that is excludable from gross income is limited by the Internal Revenue Code, on an annual basis, to the greater of the HIPAA per diem amount or the amount of actual qualifying long-term care expenses incurred, reduced by any reimbursements received for qualifying long-term care services provided for the insured. While the long-term care rider issued with this life insurance policy pays a long-term care benefit that is limited to the HIPAA per diem amount (an indemnity contract), Nationwide cannot guarantee that the long-term care benefit will be treated as tax free. If multiple indemnity contracts are owned on a single insured, then the payments received from these contracts are aggregated for purposes of determining whether the amounts received exceed the greater of the HIPAA per diem amount or the amount of actual qualifying long-term care expenses incurred. Therefore it is highly recommended that the policy owner consult their tax advisor when contemplating the amount of long-term care benefit to be taken under the long-term care rider.
The long-term care rider may pay benefits if the insured is receiving qualified long-term care services outside of the United States. It is the responsibility of the Policy Owner to determine if collecting benefits while outside the United States will subject the Policy Owner to taxation in the United States, the country of residence, or any other foreign jurisdiction.
Payment of long-term care rider charges will be made through deductions from the cash value of the life policy. These deductions from the cash value are considered to be distributions from the life policy for federal tax purposes. The federal tax treatment of such distributions are governed by section 72(e)(11) which provides that the deductions will reduce the investment in the contract and will not be included in income even if the policy owner has recovered all of their investment in the contract.
The payment of long-term care benefits made to the policy owner of the long-term care rider will be reported on a Form 1099-LTC. In addition, deductions from the cash value of the life insurance policy to pay for long-term care rider charges during the calendar year will be reported on Form 1099-R.
This discussion of the tax treatment of the long-term care rider is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
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Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policy owner for the policy. Consequently, under this general rule, the entire death benefit, less the cost to the policy owner, will be taxable. Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.
There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied. First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.
Second, if proper notice and consent are given and received and, at the time that the policy is issued, the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have
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taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
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•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units. Based upon these expectations, no charge is being made against the policy's Accumulation Units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's Accumulation Units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial advisor.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. For example the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies. No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein. Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Nationwide Life Insurance Company
Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico.
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Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.
Nationwide VLI Separate Account-7
Organization, Registration, and Operation
Nationwide VLI Separate Account-7 is a separate account established under Ohio law. Nationwide owns the assets in this account and is obligated to pay all benefits under the policies. Nationwide may use the separate account to support other variable life insurance policies that it issues. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC's supervision of the separate account's management or investment practices or policies.
The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds. Nationwide buys and sells the mutual fund shares at their respective NAV. Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.
Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of Nationwide's other assets. The separate account's assets are held separately from Nationwide’s other assets and are not part of Nationwide’s general account. Nationwide may not use the separate account's assets to pay any of its liabilities other than those arising from the policies. Nationwide will hold assets in the separate account equal to its liabilities. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.
Nationwide does not guarantee any money placed in this separate account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund. A policy owner could lose some or all of their money.
Addition, Deletion, or Substitution of Mutual Funds
Where permitted by applicable law, Nationwide reserves the right to:
•	remove, close, combine, or add Sub-Accounts and make new Sub-Accounts available;
•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;
•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;
•	combine the separate account with other separate accounts, and/or create new separate accounts;
•	deregister the separate account under the 1940 Act, or operate the separate account or any Sub-Account as a management investment company under the 1940 Act or as any other form permitted by law; and
•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.
Nationwide reserves the right to make other structural and operational changes affecting this separate account.
Nationwide will provide notice of any of the changes above. Also, to the extent required by law, Nationwide will obtain the required orders, approvals, and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC). Also, to the extent required by state law, Nationwide will accept an irrevocable election from the policy owner to transfer 100% of the policy's Cash Value to the Fixed Account if received within 60 days after the date the policy owner received notification of a material change in the investment policy of the separate account.
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Substitution of Securities
Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination, or combination of shares.
The substitute mutual fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premium, or both. Nationwide may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in its sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.
Deregistration of the Separate Account
Nationwide may deregister Nationwide VLI Separate Account-7 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
All policy owners will be notified in the event Nationwide deregisters Nationwide VLI Separate Account-7.
Voting Rights
Although the separate account owns the mutual fund shares, policy owners are the beneficial owner of those shares. When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, Nationwide will vote the separate account's shares only as instructed by policy owners.
When a shareholder vote occurs, a policy owner will have the right to instruct Nationwide how to vote. The weight of each vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value a policy has allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund). Nationwide will vote shares for which no instructions are received in the same proportion as those that are received. What this means is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
Material Conflicts
The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.
Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the policy owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect policy owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
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The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company's litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's condensed consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's condensed consolidated financial position or results of operations in a particular quarter or annual period.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Federal Reserve Bank and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with Nationwide Mutual Insurance Company (NMIC) insofar as any inquiry, examination or investigation encompasses NMIC’s operations.
On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks damages in an amount equivalent to some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys fees. On November 6, 2009, the Court granted the plaintiffs motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District Court granted the plaintiffs motion for class certification. On December 11, 2014, the plaintiffs filed a 7th Amended Complaint adding another sub class of defendants that held trust platform products. On December 11, 2014, plaintiff filed a motion for preliminary approval of settlement. On January 5, 2015, the Court signed the Order Preliminarily Approving Settlement and Approving Form and Manner of Notice. On March 31, 2015, the Court held a Fairness Hearing. On April 9, 2015, the Court entered the Final Order and Consent Judgment. The Company has paid the loss amount. In November 2015, the settlement administrator mailed settlement checks to class members.
Waddell & Reed, Inc.
In an action filed on February 18, 2016 in the United States District Court for the District of Kansas, Saket Kapor(sic), Peter Brockett and Hieu Phan v. Ivy Investment Management Company, et. al. (Case No. 2:16-cv-02106-JWL-TJJ), the registered investment advisor affiliates of Waddell & Reed, Inc., including the advisor to the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (Waddell & Reed Investment Management Company), the trustees of two of Waddell & Reed, Inc.’s affiliated mutual funds, and an officer of an affiliate of Waddell & Reed, Inc. were sued in a putative derivative action by three mutual fund shareholders alleging breach of fiduciary duty and breach of contract claims relating to investments held in the affiliated mutual funds. On behalf of the mutual funds, Plaintiffs seek monetary damages and demand a jury trial.
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With respect to Waddell & Reed Investment Management Company, the allegations generally involve claims that the investment manager breached its duties to the mutual funds with respect to certain private placement investments held within the mutual fund defendants’ Asset Strategy Funds. The Asset Strategy Funds are an indirect investor in Haymon Holdings, LLC, the private equity portfolio company at issue in the litigation. This investment is held within Media Group Holdings ("MGH"), a holding company created primarily to hold several of Asset Strategy's media-related private equity investments. All were made in the latter half of 2013 and together comprise a nominal percentage of fund holdings.
Waddell & Reed, Inc. is a party to other legal proceedings incident to its normal business operations. While there can be no assurances, none of the currently pending legal proceedings are anticipated to have a materially adverse effect on the ability of Waddell & Reed, Inc. to perform the services as distributor of the contracts.
Financial Statements
The Statement of Additional Information ("SAI") contains the financial statements of Nationwide VLI Separate Account-7 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (the Company). Policy owners may obtain a copy of the SAI FREE OF CHARGE by contacting the Service Center. Please consider the consolidated financial statements of the Company only as bearing on Nationwide’s ability to meet the obligations under the policy. Policy owners should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets of the separate account.
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Appendix A: Sub-Account Information
Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest. The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.
Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee, see Short-Term Trading Fees.
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.
VOL:	This underlying mutual fund uses a volatility management strategy to reduce a policy owner’s exposure to equity investments when equity markets are volatile which may limit investment losses in a down market. However, use of such a strategy may also limit the growth of the policy’s Cash Value. Allocation to this type of investment option may result in foregone investment gains that could otherwise be realized by investing in riskier investment options.
Ivy Funds Variable Insurance Portfolios - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return.
Ivy Funds Variable Insurance Portfolios - Balanced
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return through a combination of capital appreciation and current income.
Ivy Funds Variable Insurance Portfolios - Bond
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide current income consistent with preservation of capital.
Ivy Funds Variable Insurance Portfolios - Core Equity
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide capital growth and appreciation.
Ivy Funds Variable Insurance Portfolios - Dividend Opportunities
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks to provide total return.
Ivy Funds Variable Insurance Portfolios - Energy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide capital growth and appreciation.
Ivy Funds Variable Insurance Portfolios - Global Bond
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide a high level of current income. Capital appreciation is a secondary objective.
Ivy Funds Variable Insurance Portfolios - Global Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Ivy Funds Variable Insurance Portfolios - Global Natural Resources
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide capital growth and appreciation.
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Ivy Funds Variable Insurance Portfolios - Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Ivy Funds Variable Insurance Portfolios - High Income
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return through a combination of high current income and capital appreciation.
Ivy Funds Variable Insurance Portfolios - International Core Equity
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide capital growth and appreciation.
Ivy Funds Variable Insurance Portfolios - Limited-Term Bond
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide current income consistent with preservation of capital.
Ivy Funds Variable Insurance Portfolios - Micro Cap Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Sub-advisor:	Wall Street Associates, LLC
Investment Objective:	To seek to provide growth of capital.
Ivy Funds Variable Insurance Portfolios - Mid Cap Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Ivy Funds Variable Insurance Portfolios - Money Market
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide current income consistent with maintaining liquidity and preservation of capital.
Ivy Funds Variable Insurance Portfolios - Pathfinder Aggressive
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital consistent with a more aggressive level of risk as compared to the other Ivy Funds VIP Pathfinder Portfolios.
Designation: FF
Ivy Funds Variable Insurance Portfolios - Pathfinder Conservative
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return consistent with a conservative level of risk as compared to the other Ivy Funds VIP Pathfinder Portfolios.
Designation: FF
Ivy Funds Variable Insurance Portfolios - Pathfinder Moderate
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return consistent with a moderate level of risk as compared to the other Ivy Funds VIP Pathfinder Portfolios.
Designation: FF
Ivy Funds Variable Insurance Portfolios - Pathfinder Moderate - Managed Volatility
Investment Advisor:	Waddell & Reed Investment Management Company
Sub-advisor:	Advantus Capital Management, Inc.
Investment Objective:	To seek to provide total return consistent with a moderate level of risk as compared to the other Ivy Funds VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.
Designation: FF, VOL
68

Ivy Funds Variable Insurance Portfolios - Pathfinder Moderately Aggressive
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Ivy Funds VIP Pathfinder Portfolios.
Designation: FF
Ivy Funds Variable Insurance Portfolios - Pathfinder Moderately Aggressive - Managed Volatility
Investment Advisor:	Waddell & Reed Investment Management Company
Sub-advisor:	Advantus Capital Management, Inc.
Investment Objective:	To seek to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to other Ivy Funds VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.
Designation: FF, VOL
Ivy Funds Variable Insurance Portfolios - Pathfinder Moderately Conservative
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return consistent with a moderately conservative level of risk as compared to the other Ivy Funds VIP Pathfinder Portfolios.
Designation: FF
Ivy Funds Variable Insurance Portfolios - Pathfinder Moderately Conservative - Managed Volatility
Investment Advisor:	Waddell & Reed Investment Management Company
Sub-advisor:	Advantus Capital Management, Inc.
Investment Objective:	To seek to provide total return consistent with a moderately conservative level of risk as compared to the other Ivy Funds VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.
Designation: FF, VOL
Ivy Funds Variable Insurance Portfolios - Real Estate Securities
Investment Advisor:	Waddell & Reed Investment Management Company
Sub-advisor:	Advantus Capital Management, Inc.
Investment Objective:	To seek to provide total return through capital appreciation and current income.
Ivy Funds Variable Insurance Portfolios - Science and Technology
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Ivy Funds Variable Insurance Portfolios - Small Cap Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Ivy Funds Variable Insurance Portfolios - Small Cap Value
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide capital appreciation.
Ivy Funds Variable Insurance Portfolios - Value
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide capital appreciation.
69

Appendix B: Definitions
Accumulation Unit – The measure of an investment in, or share of, a Sub-Account. Accumulation Unit values are initially set at $10 for each Sub-Account.
Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The Cash Value minus Indebtedness and any surrender charge.
Cash Value – The total of amounts allocated to the Sub-Accounts, the policy loan account, and the Fixed Account.
Code – The Internal Revenue Code of 1986, as amended.
Commissionable Target Premium (CTP) – An amount used in the calculation of the Premium Load and total compensation we pay. CTP is actuarially derived based on the Base Policy Specified Amount, the Insured's characteristics and the death benefit option of the policy.
Death Benefit – The amount paid upon the Insured's death, before the deduction of any Indebtedness or due and unpaid policy charges.
Directed Monthly Deductions – A Policy Owner's election to have deductions for monthly policy charges, including Rider charges, deducted from a single Sub-Account or the Fixed Account rather than proportionally. If the selected investment option’s value is insufficient to cover the full monthly deduction, the remainder of the monthly deduction will be deducted proportionally from the Sub-Accounts and/or Fixed Account. The Long-Term Fixed Account and amounts allocated to Enhanced Dollar Cost Averaging programs are not available for Directed Monthly Deduction election.
Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life is insured under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's age based on their birthday nearest the Policy Date. If their last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday.
Lapse – The policy terminates without value.
Maturity Date – The policy anniversary on which the Insured reaches 120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Nationwide – Nationwide Life Insurance Company, us, we, or our.
Net Accumulated Premiums – Cumulative Premiums less any partial surrenders, Indebtedness, and any Returned Premium.
Net Amount At Risk – The policy's base Death Benefit minus the policy's Cash Value.
Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account invests. NAV is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. Nationwide uses NAV to calculate the value of Accumulation Units. NAV does not reflect deductions made for charges taken from the Sub-Accounts.
Net Premium – Premium after transaction charges, but before any allocation to an investment option.
70

Policy Data Page(s) – The Policy Data Page(s) contains more detailed information about the policy, some of which is unique to the policy owner, the beneficiary, and the Insured.
Policy Date – The date the policy takes effect as shown on the Policy Data Page. Policy years, months, and anniversaries are measured from this date.
Policy owner or Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or is surrendered, adjusted to account for any unpaid charges, Indebtedness and Rider benefits.
Premium – Amount(s) paid to purchase and maintain the policy.
Premium Load – The aggregate of the sales load and premium tax charges.
Premium Waiver Benefit – The benefit received under the Premium Waiver Rider. The benefit takes the form of a monthly credit to the policy upon the Insured's total disability for six consecutive months not caused by a risk not assumed. The amount credited to the policy is the lesser of the Premium specified by the policy owner or the average actual monthly Premiums paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).
Returned Premium – Any return of Premium due to Code Section 7702 or 7702A.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
Rider Specified Amount – The portion of the Total Specified Amount attributable to the Additional Term Insurance Rider.
SEC – The Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide’s operations processing facility, see Contacting the Service Center.
Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and smoking habits of the Insured. Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors). The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.
Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount, if applicable.
Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts. One Valuation Period ends and another begins with the close of trading on the NYSE.
71

Appendix C: Surrender Charge Examples
The information in this Appendix can be used to calculate the Surrender Charge for a policy based on the Base Policy Specified Amount and the individual characteristics of the Insured. The examples shown below utilize the tables that are provided at the end of this Appendix.
Surrender Charge Calculation
The maximum surrender charge ("SC") equals the lesser of (a) or (b), multiplied by (p); plus (c) multiplied by (d). To calculate the actual surrender charge based on a surrender in a particular policy year, multiply by (e); and, if applicable, multiply by (f); where:
(a)	=	the Base Policy Specified Amount multiplied by the rate indicated on the chart "Surrender Target Factor" below divided by 1,000; and
(b)	=	Premiums paid by the policy owner during the first policy year;
(p)	=	the surrender charge percentage in the range 20% - 65% which varies by age, sex, and risk classification from the "Surrender Charge Percentage" chart below;
(c)	=	the Base Policy Specified Amount divided by 1,000;
(d)	=	the applicable rate from the "Administrative Target Factor" chart below;
(e)	=	the applicable percentage from the "Reduction of Surrender Charges" table in the "Surrender Charges" section of this prospectus; and
(f)	=	a surrender charge reduction factor applicable only to Base Policy Specified Amount increases, 0.60 in all cases.
Surrender Charge Examples
The examples that follow are based on characteristics of the Insured used to calculate the maximum, minimum, and representative surrender charges shown in the "Transaction Fees" table in the "In Summary: Fee Tables" section of the prospectus. The examples utilize portions of the larger tables provided at the end of this Appendix.
The maximum Surrender Charge calculation assumes: the Insured is a female; issue age 74; standard tobacco rate class; the Base Policy Specified Amount is $100,000 (Band 2); premiums paid in the first year are $10,000; a full surrender is taken during the first policy year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($100,000 / 1,000) x 59.593 =$5,959.30	(d)	=	8.40
(b)	=	$10,000	(e)	=	100%
(p)	=	0.63	(f)		Not applicable, applies to increases only.
(c)	=	$100,000 / 1,000 =$100

(a) is less than (b), so:
SC	=	[($5,959.30 x 0.63) + ($100 x 8.40)] x 100%
	=	[$3,754.36 + $840] x 100%
	=	$4,594.36 which corresponds to $45.95 per $1,000 of Base Policy Specified Amount ($4,594.36 / $100).
Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 50+, =77.5%
SC	=	$4,594.36 x 77.5% =$3,560.63 which corresponds to $35.61 per $1,000 of Base Policy Specified Amount ($3,560.63 / $100).
72

The minimum Surrender Charge calculation assumes: the Insured is a female; issue age 0; standard non-tobacco rate class; the Base Policy Specified Amount is $500,000 (Band 4); premiums paid in the first year are $2,000; a full surrender is taken during the tenth policy year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($500,000 / 1,000) x 1.316 =$658.00	(d)	=	4.00
(b)	=	$2,000	(e)	=	10%
(p)	=	0.65	(f)		Not applicable, applies to increases only.
(c)	=	$500,000 / 1,000 =$500

(a) is less than (b), so:
SC	=	[($658.00 x 0.65) + ($500 x 4.00)] x 10%
	=	[$427.70 + $2,000] x 10%
	=	$242.77 which corresponds to $0.49 per $1,000 of Base Policy Specified Amount ($242.77 / $500).
The representative Surrender Charge calculation assumes: the Insured is a male; issue age 35; preferred non-tobacco rate class; the Base Policy Specified Amount is $500,000 (Band 4); premiums paid in the first year are $7,000; and a complete surrender of the policy in the first policy year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($500,000 / 1,000) x 7.38 =$3,690	(d)	=	4.50
(b)	=	$7,000	(e)	=	100%
(p)	=	0.65	(f)		Not applicable, applies to increases only.
(c)	=	$500,000 / 1,000 =$500

(a) is less than (b), so:
SC	=	[($3,690 x 0.65) + ($500 x 4.50)] x 100%
	=	[$2,398.50 + $2,250] x 100%
	=	$4,648.50 which corresponds to $9.30 per $1,000 of Base Policy Specified Amount ($4,648.50 / $500).
Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 0-49, =87.5%
SC	=	$4,648.50 x 87.5% =$4,067.44 which corresponds to $8.14 per $1,000 of Base Policy Specified Amount ($4,067.44 / $500).
The following example shows the impact of a Base Policy Specified Amount increase prior to a complete surrender of the policy. The Surrender Charge is calculated separately for the initial Specified amount and each increase. For this example assume the Insured is a male; issue age 35; standard non-tobacco rate class; the Base Policy Specified Amount is $500,000 (Band 4); premiums paid in the first year are $6,000; the Policy Date is January 1, 2005; and the policy is completely surrendered in the first year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($500,000 / 1,000) x 7.825 =$3,912.50	(d)	=	4.50
(b)	=	$6,000	(e)	=	100%
(p)	=	0.65	(f)		Not applicable, applies to increases only.
(c)	=	$500,000 / 1,000 =$500
73

(a) is less than (b), so:
SC	=	[($3,912.50 x 0.65) + ($500 x 4.50)] x 100%
	=	[$2,543.13+ $2,250] x 100%
	=	$4,793.13 which corresponds to $9.59 per $1,000 of Base Policy Specified Amount ($4,793.13 / $500).
Now assume the policy was not actually surrendered, and a Base Policy Specified Amount increase of $100,000 (Band 4) is requested and becomes effective in the second policy year, on July 1, 2006. Note: the Attained Age of the Insured at the time the increase is issued is age 36 for purposes of finding the correct factors in the tables. Band 4 is applicable because the total Base Policy Specified Amount $600,000 is used to determine the Band. The first year premium paid applicable to the increase is $1,000. To calculate the maximum Surrender Charge attributable to the increase, assume it is surrendered in the first year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($100,000 / 1,000) x 8.224 =$822.40	(d)	=	4.55
(b)	=	$1,000	(e)	=	100%
(p)	=	0.65	(f)	=	0.60
(c)	=	$100,000 / 1,000 =$100

(a) is less than (b), so:
SC	=	[($822.40 x 0.65) + ($100 x 4.55)] x 100%] x 0.60
	=	[$534.56 + $455.00] x 100%] x 0.60%
	=	$989.56 x 0.60
	=	$593.74 which corresponds to $5.94 per $1,000 of Base Policy Specified Amount ($593.74 / $100).
Now assume the policy is completely surrendered in the sixth policy year on March 1, 2010.
For the $500,000 initial Base Policy Specified Amount, (e), issue age 0-49, =80.0%, the applicable Surrender Charge is:
SC	=	$4,793.13 x 80.0% = $3,834.50 which corresponds to $7.67 per $1,000 of Base Policy Specified Amount ($3,834.50 / $500).
For the $100,000 Base Policy Specified Amount increase, (e), issue age 0-49, =95.0%. Note: that even though the policy is being surrendered in the sixth year, more than three and less than four full years have passed since the date of the increase, so the fourth year surrender charge reduction percentage applies to that portion of the Base Policy Specified Amount.) The applicable Surrender Charge is:
SC	=	$593.74 x 95.0% =$564.05 which corresponds to $5.65 per $1,000 of Base Policy Specified Amount ($564.05 / $100).
The combined surrender charge for a complete surrender of the policy in the sixth year is equal to:
SC	=	$3,834.50 + $564.05 =$4,398.55 which corresponds to $7.34 per $1,000 of Base Policy Specified Amount ($4,398.55 / $600).
Tables used to Calculate the Examples
Reduction of Surrender Charges
Policy year calculated from the Policy Date or effective date of a Base Policy Specified Amount Increase*:	Surrender Charge, as a percentage of the initial Surrender Charge:
	Issue Ages 0-49	Issue Ages 50+
1	100%	100%
2	100%	95.0%
74

Policy year calculated from the Policy Date or effective date of a Base Policy Specified Amount Increase*:	Surrender Charge, as a percentage of the initial Surrender Charge:
	Issue Ages 0-49	Issue Ages 50+
3	100%	90.0%
4	95.0%	85.0%
5	87.5%	77.5%
6	80.0%	70.0%
7	72.5%	60.0%
8	65.0%	50.0%
9	57.5%	40.0%
10	50.0%	30.0%
11	40.0%	20.0%
12	30.0%	10.0%
13	20.0%	0%
14	10.0%	0%
15 and thereafter	0%	0%
Surrender Target Factor
Male Insureds
Issue Age	Standard Non-tobacco	Preferred Non-tobacco	Preferred Plus Non-tobacco	Standard Tobacco	Preferred Tobacco
0	1.673	N/A	N/A	N/A	N/A
1	1.717	N/A	N/A	N/A	N/A
2	1.780	N/A	N/A	N/A	N/A
3	1.854	N/A	N/A	N/A	N/A
4	1.939	N/A	N/A	N/A	N/A
5	2.029	N/A	N/A	N/A	N/A
6	2.126	N/A	N/A	N/A	N/A
7	2.227	N/A	N/A	N/A	N/A
8	2.334	N/A	N/A	N/A	N/A
9	2.446	N/A	N/A	N/A	N/A
10	2.564	N/A	N/A	N/A	N/A
11	2.689	N/A	N/A	N/A	N/A
12	2.820	N/A	N/A	N/A	N/A
13	2.953	N/A	N/A	N/A	N/A
14	3.092	N/A	N/A	N/A	N/A
15	3.236	N/A	N/A	N/A	N/A
16	3.380	N/A	N/A	N/A	N/A
17	3.526	N/A	N/A	N/A	N/A
18	3.674	3.465	3.340	4.175	3.966
19	3.827	3.610	3.479	4.349	4.132
20	3.987	3.761	3.625	4.531	4.304
21	4.156	3.920	3.778	4.723	4.487
22	4.334	4.088	3.940	4.925	4.679
23	4.522	4.265	4.111	5.139	4.882
24	4.720	4.452	4.291	5.364	5.096
25	4.930	4.650	4.482	5.602	5.322
26	5.151	4.858	4.682	5.853	5.560
27	5.382	5.076	4.893	6.116	5.810
28	5.626	5.306	5.114	6.393	6.073
29	5.884	5.549	5.349	6.686	6.352
30	6.159	5.809	5.599	6.999	6.649
31	6.452	6.086	5.866	7.332	6.965
32	6.765	6.380	6.150	7.687	7.303
33	7.097	6.694	6.452	8.065	7.662
75

Issue Age	Standard Non-tobacco	Preferred Non-tobacco	Preferred Plus Non-tobacco	Standard Tobacco	Preferred Tobacco
34	7.450	7.027	6.773	8.466	8.043
35	7.825	7.380	7.114	8.892	8.447
36	8.224	7.756	7.476	9.345	8.878
37	8.644	8.153	7.858	9.823	9.332
38	9.091	8.575	8.265	10.331	9.814
39	9.564	9.020	8.694	10.868	10.325
40	10.064	9.492	9.149	11.436	10.864
41	10.593	9.992	9.630	12.038	11.436
42	11.154	10.520	10.140	12.675	12.041
43	11.745	11.078	10.678	13.347	12.680
44	12.371	11.668	11.246	14.058	13.355
45	13.029	12.289	11.845	14.806	14.066
46	13.724	12.944	12.476	15.595	14.815
47	14.458	13.637	13.144	16.430	15.609
48	15.235	14.370	13.850	17.313	16.447
49	16.066	15.153	14.606	18.257	17.344
50	16.954	15.991	15.413	19.266	18.303
51	17.903	16.886	16.275	20.344	19.327
52	18.916	17.841	17.196	21.495	20.420
53	19.993	18.857	18.175	22.719	21.583
54	21.137	19.936	19.215	24.019	22.818
55	22.350	21.080	20.318	25.398	24.128
56	23.633	22.290	21.485	26.856	25.513
57	24.993	23.573	22.721	28.401	26.981
58	26.435	24.933	24.032	30.040	28.538
59	27.980	26.391	25.437	31.796	30.206
60	29.637	27.953	26.942	33.678	31.994
61	31.407	29.623	28.552	35.690	33.906
62	33.292	31.401	30.266	37.832	35.940
63	35.291	33.285	32.082	40.103	38.098
64	37.407	35.282	34.006	42.508	40.383
65	39.654	37.401	36.049	45.061	42.808
66	42.044	39.655	38.222	47.777	45.388
67	44.601	42.067	40.546	50.683	48.149
68	47.355	44.664	43.050	53.812	51.121
69	50.326	47.467	45.751	57.189	54.330
70	53.553	50.510	48.685	60.856	57.813
71	57.052	53.811	51.866	64.832	61.590
72	60.850	57.393	55.318	69.148	65.691
73	64.922	61.233	59.020	73.775	70.086
74	69.310	65.372	63.009	78.761	74.823
75	74.065	69.857	67.332	84.165	79.957
76	79.229	N/A	N/A	90.033	N/A
77	84.854	N/A	N/A	96.425	N/A
78	90.966	N/A	N/A	103.370	N/A
79	97.574	N/A	N/A	110.879	N/A
80	104.679	N/A	N/A	118.953	N/A
81	112.323	N/A	N/A	127.640	N/A
82	120.494	N/A	N/A	136.925	N/A
83	129.291	N/A	N/A	146.922	N/A
84	138.796	N/A	N/A	157.723	N/A
85	149.046	N/A	N/A	169.370	N/A
76

Surrender Target Factor
Female Insureds
Issue Age	Standard Non-tobacco	Preferred Non-tobacco	Preferred Plus Non-tobacco	Standard Tobacco	Preferred Tobacco
0	1.316	N/A	N/A	N/A	N/A
1	1.375	N/A	N/A	N/A	N/A
2	1.429	N/A	N/A	N/A	N/A
3	1.491	N/A	N/A	N/A	N/A
4	1.558	N/A	N/A	N/A	N/A
5	1.631	N/A	N/A	N/A	N/A
6	1.706	N/A	N/A	N/A	N/A
7	1.787	N/A	N/A	N/A	N/A
8	1.870	N/A	N/A	N/A	N/A
9	1.958	N/A	N/A	N/A	N/A
10	2.050	N/A	N/A	N/A	N/A
11	2.147	N/A	N/A	N/A	N/A
12	2.249	N/A	N/A	N/A	N/A
13	2.355	N/A	N/A	N/A	N/A
14	2.464	N/A	N/A	N/A	N/A
15	2.579	N/A	N/A	N/A	N/A
16	2.699	N/A	N/A	N/A	N/A
17	2.823	N/A	N/A	N/A	N/A
18	2.954	2.786	2.686	3.357	3.189
19	3.091	2.916	2.810	3.513	3.337
20	3.235	3.051	2.941	3.676	3.492
21	3.385	3.193	3.078	3.847	3.655
22	3.545	3.343	3.222	4.028	3.827
23	3.712	3.501	3.374	4.218	4.007
24	3.890	3.669	3.536	4.420	4.199
25	4.075	3.844	3.705	4.631	4.399
26	4.272	4.030	3.884	4.855	4.612
27	4.479	4.225	4.072	5.090	4.836
28	4.697	4.430	4.270	5.337	5.070
29	4.925	4.646	4.478	5.597	5.317
30	5.166	4.873	4.697	5.871	5.577
31	5.422	5.114	4.929	6.161	5.853
32	5.690	5.367	5.173	6.466	6.143
33	5.973	5.633	5.430	6.787	6.448
34	6.271	5.915	5.701	7.126	6.770
35	6.584	6.210	5.986	7.482	7.108
36	6.914	6.521	6.286	7.857	7.464
37	7.261	6.848	6.601	8.251	7.838
38	7.627	7.194	6.934	8.667	8.234
39	8.014	7.559	7.286	9.107	8.652
40	8.424	7.946	7.658	9.573	9.094
41	8.858	8.355	8.053	10.066	9.563
42	9.317	8.788	8.470	10.588	10.059
43	9.803	9.246	8.912	11.140	10.583
44	10.318	9.732	9.380	11.725	11.139
45	10.862	10.245	9.874	12.343	11.726
46	11.437	10.788	10.398	12.997	12.347
47	12.045	11.361	10.950	13.688	13.004
48	12.686	11.965	11.533	14.416	13.695
49	13.363	12.604	12.148	15.185	14.426
50	14.076	13.276	12.796	15.995	15.195
51	14.828	13.986	13.480	16.850	16.008
77

Issue Age	Standard Non-tobacco	Preferred Non-tobacco	Preferred Plus Non-tobacco	Standard Tobacco	Preferred Tobacco
52	15.620	14.733	14.200	17.750	16.863
53	16.454	15.519	14.958	18.698	17.763
54	17.332	16.348	15.757	19.696	18.711
55	18.259	17.222	16.599	20.749	19.712
56	19.236	18.143	17.487	21.859	20.766
57	20.265	19.113	18.422	23.028	21.877
58	21.350	20.137	19.409	24.261	23.048
59	22.495	21.216	20.450	25.562	24.284
60	23.707	22.360	21.552	26.940	25.593
61	24.994	23.574	22.722	28.402	26.982
62	26.361	24.863	23.965	29.956	28.458
63	27.816	26.235	25.287	31.609	30.029
64	29.367	27.699	26.698	33.372	31.703
65	31.024	29.261	28.203	35.254	33.491
66	32.793	30.930	29.812	37.265	35.402
67	34.687	32.716	31.534	39.417	37.446
68	36.716	34.630	33.378	41.723	39.637
69	38.892	36.683	35.357	44.196	41.986
70	41.229	38.886	37.481	46.851	44.508
71	43.739	41.253	39.762	49.703	47.218
72	46.433	43.795	42.212	52.765	50.127
73	49.328	46.525	44.843	56.054	53.251
74	52.422	49.462	47.674	59.593	56.613
75	55.798	52.628	50.726	63.407	60.237
76	59.424	N/A	N/A	67.527	N/A
77	63.348	N/A	N/A	71.986	N/A
78	67.606	N/A	N/A	76.825	N/A
79	72.238	N/A	N/A	82.089	N/A
80	77.295	N/A	N/A	87.835	N/A
81	82.836	N/A	N/A	94.132	N/A
82	88.784	N/A	N/A	100.891	N/A
83	95.157	N/A	N/A	108.133	N/A
84	102.064	N/A	N/A	115.982	N/A
85	109.558	N/A	N/A	124.498	N/A
78

"Bands" as used in the Administrative Target Factor table below corresponds to particular ranges of Base Policy Specified Amount: Band 2 = Base Policy Specified Amounts equal to or greater than $100,000 and less than $250,000; Band 3 = Base Policy Specified Amounts equal to or greater than $250,000 and less than $500,000; Band 4 = Base Policy Specified Amounts equal to or greater than $500,000 and less than $1,000,000; and Band 5 = Base Policy Specified Amounts equal to or greater than $1,000,000.
Administrative Target Factor
Issue Age	Band 2	Band 3	Band 4	Band 5
0	6.00	4.00	4.00	4.00
1	6.00	4.00	4.00	4.00
2	6.00	4.00	4.00	4.00
3	6.00	4.00	4.00	4.00
4	6.00	4.00	4.00	4.00
5	6.00	4.00	4.00	4.00
6	6.00	4.00	4.00	4.00
7	6.00	4.00	4.00	4.00
8	6.00	4.00	4.00	4.00
9	6.00	4.00	4.00	4.00
10	6.00	4.00	4.00	4.00
11	6.00	4.00	4.00	4.00
12	6.00	4.00	4.00	4.00
13	6.00	4.00	4.00	4.00
14	6.00	4.00	4.00	4.00
15	6.00	4.00	4.00	4.00
16	6.00	4.00	4.00	4.00
17	6.00	4.00	4.00	4.00
18	6.00	4.00	4.00	4.00
19	6.00	4.00	4.00	4.00
20	6.00	4.00	4.00	4.00
21	6.00	4.00	4.00	4.00
22	6.00	4.00	4.00	4.00
23	6.00	4.00	4.00	4.00
24	6.00	4.00	4.00	4.00
25	6.00	4.00	4.00	4.00
26	6.15	4.05	4.05	4.05
27	6.30	4.10	4.10	4.10
28	6.45	4.15	4.15	4.15
29	6.60	4.20	4.20	4.20
30	6.75	4.25	4.25	4.25
31	6.90	4.30	4.30	4.30
32	7.05	4.35	4.35	4.35
33	7.20	4.40	4.40	4.40
34	7.35	4.45	4.45	4.45
35	7.50	4.50	4.50	4.50
36	7.50	4.55	4.55	4.55
37	7.50	4.60	4.60	4.60
38	7.50	4.65	4.65	4.65
39	7.50	4.70	4.70	4.70
40	7.50	4.75	4.75	4.75
41	7.50	4.80	4.80	4.80
42	7.50	4.85	4.85	4.85
43	7.50	4.90	4.90	4.90
44	7.50	4.95	4.95	4.95
45	7.50	5.00	5.00	5.00
46	7.50	5.00	5.00	5.00
47	7.50	5.00	5.00	5.00
Issue Age	Band 2	Band 3	Band 4	Band 5
48	7.50	5.00	5.00	5.00
49	7.50	5.00	5.00	5.00
50	7.50	5.00	5.00	5.00
51	7.50	5.00	5.00	5.00
52	7.50	5.00	5.00	5.00
53	7.50	5.00	5.00	5.00
54	7.50	5.00	5.00	5.00
55	7.50	5.00	5.00	5.00
56	7.50	5.00	5.00	5.00
57	7.50	5.00	5.00	5.00
58	7.50	5.00	5.00	5.00
59	7.50	5.00	5.00	5.00
60	7.50	5.00	5.00	5.00
61	7.50	5.00	5.00	5.00
62	7.50	5.00	5.00	5.00
63	7.50	5.00	5.00	5.00
64	7.50	5.00	5.00	5.00
65	7.50	5.00	5.00	5.00
66	7.60	5.15	5.15	5.15
67	7.70	5.30	5.30	5.30
68	7.80	5.45	5.45	5.45
69	7.90	5.60	5.60	5.60
70	8.00	5.75	5.75	5.75
71	8.10	5.90	5.90	5.90
72	8.20	6.05	6.05	6.05
73	8.30	6.20	6.20	6.20
74	8.40	6.35	6.35	6.35
75	8.50	6.50	6.50	6.50
76	8.55	6.65	6.65	6.65
77	8.60	6.80	6.80	6.80
78	8.65	6.95	6.95	6.95
79	8.70	7.10	7.10	7.10
80	8.75	7.25	7.25	7.25
81	8.80	7.40	7.40	7.40
82	8.85	7.55	7.55	7.55
83	8.90	7.70	7.70	7.70
84	8.95	7.85	7.85	7.85
85	9.00	8.00	8.00	8.00

79

Surrender Charge Percentage
Issue Age	Male	Female
0	65.0%	65.0%
1	65.0%	65.0%
2	65.0%	65.0%
3	65.0%	65.0%
4	65.0%	65.0%
5	65.0%	65.0%
6	65.0%	65.0%
7	65.0%	65.0%
8	65.0%	65.0%
9	65.0%	65.0%
10	65.0%	65.0%
11	65.0%	65.0%
12	65.0%	65.0%
13	65.0%	65.0%
14	65.0%	65.0%
15	65.0%	65.0%
16	65.0%	65.0%
17	65.0%	65.0%
18	65.0%	65.0%
19	65.0%	65.0%
20	65.0%	65.0%
21	65.0%	65.0%
22	65.0%	65.0%
23	65.0%	65.0%
24	65.0%	65.0%
25	65.0%	65.0%
26	65.0%	65.0%
27	65.0%	65.0%
28	65.0%	65.0%
Issue Age	Male	Female
29	65.0%	65.0%
30	65.0%	65.0%
31	65.0%	65.0%
32	65.0%	65.0%
33	65.0%	65.0%
34	65.0%	65.0%
35	65.0%	65.0%
36	65.0%	65.0%
37	65.0%	65.0%
38	65.0%	65.0%
39	65.0%	65.0%
40	65.0%	65.0%
41	65.0%	65.0%
42	65.0%	65.0%
43	65.0%	65.0%
44	65.0%	65.0%
45	65.0%	65.0%
46	65.0%	65.0%
47	65.0%	65.0%
48	65.0%	65.0%
49	65.0%	65.0%
50	65.0%	65.0%
51	65.0%	65.0%
52	65.0%	65.0%
53	65.0%	65.0%
54	65.0%	65.0%
55	65.0%	65.0%
56	65.0%	65.0%
57	65.0%	65.0%
Issue Age	Male	Female
58	65.0%	65.0%
59	65.0%	65.0%
60	65.0%	65.0%
61	65.0%	65.0%
62	65.0%	65.0%
63	65.0%	65.0%
64	65.0%	65.0%
65	65.0%	65.0%
66	65.0%	65.0%
67	65.0%	65.0%
68	65.0%	65.0%
69	65.0%	65.0%
70	62.0%	65.0%
71	58.0%	65.0%
72	54.0%	65.0%
73	50.0%	65.0%
74	47.0%	63.0%
75	43.0%	59.0%
76	40.0%	55.0%
77	37.0%	51.0%
78	35.0%	48.0%
79	32.0%	44.0%
80	30.0%	41.0%
81	27.0%	38.0%
82	25.0%	35.0%
83	23.0%	33.0%
84	21.0%	30.0%
85	20.0%	28.0%
80

Appendix D: The Adjusted Sales Load Life Insurance Rider
The Adjusted Sales Load Life Insurance Rider is no longer available for election for applications signed after January 8, 2010. The information in this Appendix is applicable only if the policy was issued with the Adjusted Sales Load Life Insurance Rider.
The following table describes the periodic charges applicable to the Adjusted Sales Load Life Insurance Rider.
Periodic Charges For Riders
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Adjusted Sales Load Life Insurance Rider Charge	Monthly	Maximum for each 1% of Premium Load replaced:$0.14 for each $1,000 of aggregate Premiums	Currently:$0.14 for each $1,000 of aggregate Premiums
The following disclosure describes the benefits, charges and operation of the Adjusted Sales Load Life Insurance Rider.
The benefit associated with the Adjusted Sales Load Life Insurance Rider is the replacement of all or a portion of the up-front Premium Load (comprised of the Sales Load and Premium Taxes) with a monthly Rider charge. The policy owner may elect the number of years (from one to seven) where Premium Load would be replaced. Premium Load will be assessed on any amount that is not elected to be replaced by the Rider.
Rider Availability
This Rider is only available to purchase at the time of application.To better understand the benefits of this Rider, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.
Adjusted Sales Load Rider Charge
A monthly Adjusted Sales Load Life Insurance Rider Charge is assessed to compensate Nationwide for the sales and premium tax expenses that it will not collect in the form of Premium Load. The aggregate monthly Rider charges will be greater than the amount Nationwide would have deducted as Premium Load. The monthly charge is the product of the policy's aggregate monthly Premiums since the Policy Date, the portion of Premium Load elected to be replaced (expressed as a whole percentage of Premiums paid), and the factor of 0.0001354. The Rider's charge may vary. Each Premium payment made will cause the Rider's charge to increase. How long the Rider charge is assessed will also vary. The Rider charge will be assessed for nine policy years, plus the number of years (from one to seven) that the Premium Load is to be replaced (with a maximum Rider charge period of 15 years). However, if a policy owner stops making Premium payments during that one to seven-year period, the Rider charge will only be assessed for nine policy years, plus the number of years where Premium payments were actually received.
For example, upon election, the policy owner anticipated making Premium payments for five years. Therefore, the policy owner could expect to have the Rider charge assessed for 14 years (nine years plus five years). However, the policy owner actually makes the last Premium payment in policy year three, and does not make any additional Premium payments. Since the policy owner did not get full "use" of the Rider (the policy owner received three years worth of Premium Load replacement), Nationwide will only assess the Rider charge for 12 policy years (nine years plus the three years' worth of benefit received).
81

If the policy terminates within the first 10 policy years, Nationwide will deduct from the Cash Surrender Value an amount to compensate it for the Premium Load waived, but not recovered, as a Rider charge. The amount deducted from the Cash Surrender Value will equal the product of the actual Premium Load replaced by the Rider (in dollars) and the percentage from the following table that corresponds to the number of years the policy has been In Force.
Policy Year	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11 and Later	0%
For example, the policy owner elected to replace the Premium Load for seven years. During the fifth policy year, the policy owner terminates the policy. During the five years the policy was In Force, $10,000 of Premium was paid. The amount of Premium Load that the Rider replaced is $400 ($40 for each $1,000 of Premium). Therefore, Nationwide will deduct $240 (60% of $400) from the Cash Surrender Value.
The Adjusted Sales Load Life Insurance Rider Charge will be deducted proportionally from the Sub-Account allocations and Fixed Account, unless the policy owner elects Directed Monthly Deductions. Because the charge for this benefit is deducted from the policy's Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
82

Outside back cover page
To learn more about the policy, the policy owner should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the policy contact the Service Center:
•	by telephone at 1-866-221-1100
•	by mail to Nationwide Life Insurance Company
P.O. Box 182835
Columbus, OH 43218-2836
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Nationwide Life Insurance Company and the policy. Information about Nationwide Life Insurance Company and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Investment Company Act of 1940 Registration File No. 811-21610
Securities Act of 1933 Registration File No. 333-146649

Nationwide YourLife® Protection VUL – New York
Waddell & Reed Protection VUL – New York
Nationwide VLI Separate Account-7
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P.O. Box 182835
Columbus, OH 43218-2835
1-800-848-6331
TDD: 1-800-238-3035
STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Variable Universal Life Insurance Policies
This Statement of Additional Information ("SAI") contains additional information regarding Individual Flexible Premium Variable Universal Life Insurance Policies offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2016 and the prospectuses for the mutual funds. The prospectus is incorporated by reference in this SAI. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus.
The date of this Statement of Additional Information is May 1, 2016.

General Information and History
Nationwide VLI Separate Account-7 (the "Variable Account") is a separate investment account of Nationwide Life Insurance Company ("Nationwide"). Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1929 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico. Nationwide is a member of the Nationwide group of companies and all of its common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide Corporation owns all of NFS's common stock and is a holding company, as well. All of Nationwide Corporation's common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies. The Nationwide group of companies is one of America's largest insurance and financial services family of companies, with combined assets of over $197 billion as of December 31, 2015.
Nationwide VLI Separate Account-7
Nationwide VLI Separate Account-7 is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans. Nationwide established the Variable Account on August 3, 2004 pursuant to Ohio law. Although the Variable Account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, the SEC does not supervise the management of Nationwide or the management of the Variable Account. Nationwide serves as the custodian of the assets of the Variable Account.
Nationwide Investment Services Corporation (NISC)
The policies are distributed by NISC, located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For policies issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.
The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority (FINRA).
Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by NISC will not exceed the maximum (99% of first year Premiums, 22% of second year Premiums, 20% of third year Premiums, 10% of fourth year Premiums, and 3% of renewal Premium after the fourth year). Commission may also be paid as an asset-based amount instead of a Premium-based amount. If an asset-based commission is paid, it will not exceed 0.40% of the non-loaned Cash Value per year.
No underwriting commissions were paid to NISC for each of this Variable Account’s last three fiscal years.
Waddell & Reed, Inc.
The policies are distributed by Waddell & Reed, Inc., located at 6300 Lamar Ave., Overland Park, KS 66202. Waddell & Reed, Inc. was organized as a Delaware corporation in 1981.
The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").
Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by Waddell & Reed, Inc. will not exceed maximum (99% of first year Premiums and 15% of renewal Premium after the first year). Commission may also be paid as an asset-based amount instead of a Premium-based amount. If an asset-based commission is paid, it will not exceed 0.40% of the non-loaned Cash Value per year.
No underwriting commissions were paid to Waddell & Reed, Inc. for each of this Variable Account's last three fiscal years.
Services
Nationwide or its affiliates provide services and incur expenses in promoting, marketing, or administrative services to the underlying funds. Nationwide or its affiliates have entered into agreements with the investment advisor and/or distributor for the underlying funds relating to the services Nationwide or its affiliates provide. For these services, some funds agree
2

to pay mutual fund service fee payments based on the average aggregate net assets of the Variable Account (and other separate accounts of Nationwide or life insurance company subsidiaries of Nationwide) invested in the particular underlying fund.
These anticipated mutual fund service fee payments were taken into consideration when determining the expenses necessary to support the policies. Without these mutual fund service fee payments, policy charges would be higher. Generally, Nationwide expects to receive somewhere between 0.10% to 0.45% (an annualized rate of the daily net assets of the Variable Account) from the funds offered in the policies. What is actually received depends upon many factors, including but not limited to the type of fund (i.e., money market funds generally pay less mutual fund service fee payments than other fund types) and the types of services for which an underlying fund, or its distributor or advisor, pays mutual fund service fee payments.
Distribution, Promotional, and Sales Expenses
In addition to or partially in lieu of commission, Nationwide may pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. Nationwide makes certain assumptions about the amount of marketing allowance it will pay and takes these assumptions into consideration when it determines the charges that will be assessed under the policies. Nationwide assumed 3.00% of the Commissionable Target Premium for marketing allowance when determining the charges for the contracts. The actual amount of the marketing allowance may be higher or lower than this assumption. If the actual amount of marketing allowance paid is more than what was assumed, Nationwide will fund the difference. If the actual amount of marketing allowance paid is less than what was assumed, Nationwide may use the excess to pay other sales expenses, non-sales expenses, and/or profit. For more information about marketing allowance or how a particular selling firm uses marketing allowances, consult with your registered representative.
Commissionable Target Premium (CTP) is an amount used in the calculation of the Premium Load and total compensation Nationwide pays. CTP is actuarially derived based on the Base Policy Specified Amount, the Insured’s characteristics and the death benefit option of the policy.
Independent Registered Public Accounting Firm
The financial statements of Nationwide VLI Separate Account-7 and the consolidated financial statements and schedules of Nationwide Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.
Underwriting Procedure
Nationwide underwrites the policies issued through Nationwide VLI Separate Account-7. The policy's cost of insurance depends upon the Insured's sex, issue age, underwriting class, any Substandard Rating, and the duration of time the policy has been In Force. The rates will vary depending upon tobacco use and other risk factors. Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 2001 Commissioners’ Standard Ordinary Mortality Table, Age Nearest Birthday (2001 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the standard guaranteed cost of insurance rate on a standard basis. That is, standard guaranteed cost of insurance rates for substandard risks are guaranteed cost of insurance rates for standard risks times a percentage greater than 100%. These mortality tables are sex-distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco. As a component of base policy and Rider cost of insurance charges, Nationwide may deduct a "flat extra charge," which is an additional factor in determining the constant charge per $1,000 of Specified Amount, for certain activities or medical conditions of the Insured. Nationwide applies the same flat extra charge to all insureds that engage in the same activity or have the same medical condition irrespective of their sex, issue age, underwriting class, or Substandard Rating, if any.
Mortality tables are unisex for policies issued in the State of Montana and group or sponsored arrangements (including Nationwide employees and their family members).
3

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose policies have been in effect for the same length of time. The cost of insurance rates, policy charges, and payment options for policies issued in some states or in connection with certain employee benefit arrangements may be issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males. If the rating class for any increase in the Specified Amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. The actual charges made during the policy year will be shown in the annual report delivered to policy owners.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•	the request must be in writing and signed by the policy owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•	the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•	the surrender Proceeds must be returned in their entirety; and
•	the insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•	the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•	any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•	interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•	interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•	any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Illustrations
Nationwide will provide illustrations of future benefits under the policy before the policy is purchased and upon request thereafter. Nationwide may assess a $25 fee for this service to persons who request more than one policy illustration during a policy year.
Note: The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals
4

and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Advertising
Rating Agencies
Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate Nationwide. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the Investment Experience or financial strength of the Variable Account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Money Market Yields
Nationwide may advertise the "yield" and "effective yield" for the money market Sub-Account. Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.
Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund's units. The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC. Thus, effective yield will be slightly higher than yield, due to the compounding.
Historical Performance of the Sub-Accounts
Nationwide will advertise historical performance of the Sub-Accounts in accordance with SEC prescribed calculations. Performance information is annualized. However, if a Sub-Account has been available in the Variable Account for less than one year, the performance information for that Sub-Account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.
Additional Materials
Nationwide may provide information on various topics to owners and prospective purchasers in advertising, sales literature, or other materials.
Tax Definition of Life Insurance
Section 7702(b)(1) of the Internal Revenue Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes. The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. The Cash Value Accumulation Test was unavailable for policies issued between May 1, 2010 and May 1, 2011.
The tables that follow show, numerically, the requirements for each test.
Guideline Premium/Cash Value Corridor Test
Table of Applicable Percentages of Cash Value
Attained Age of the Insured	Applicable Percentage
0-40	250%
41	243%
42	236%
43	229%
44	222%
45	215%
Attained Age of the Insured	Applicable Percentage
46	209%
47	203%
48	197%
49	191%
50	185%
51	178%
Attained Age of the Insured	Applicable Percentage
52	171%
53	164%
54	157%
55	150%
56	146%
57	142%
5

Attained Age of the Insured	Applicable Percentage
58	138%
59	134%
60	130%
61	128%
62	126%
63	124%
64	122%
65	120%
66	119%
67	118%
68	117%
69	116%
70	115%
71	113%
Attained Age of the Insured	Applicable Percentage
72	111%
73	109%
74	107%
75	105%
76	105%
77	105%
78	105%
79	105%
80	105%
81	105%
82	105%
83	105%
84	105%
85	105%
Attained Age of the Insured	Applicable Percentage
86	105%
87	105%
88	105%
89	105%
90	105%
91	104%
92	103%
93	102%
94	101%
95	100%
96	100%
97	100%
98	100%
99-120	100%
Cash Value Accumulation Test
The Cash Value Accumulation Test requires the Death Benefit to exceed an applicable percentage of the Cash Value. These applicable percentages are calculated by determining net single premiums, as defined in Code Section 7702(b), for each policy year given a set of actuarial assumptions. The relevant material assumptions include an interest rate of 4% and 2001 CSO mortality as prescribed in Code Section 7702 for the Cash Value Accumulation Test. The resulting net single premiums are then inverted (i.e., multiplied by 1/net single premium) to give the applicable Cash Value percentages. These premiums vary with the ages, sexes, and risk classifications of the insureds.
The table below provides an example of applicable percentages for the Cash Value Accumulation Test. This example is for a male preferred non-tobacco issue age 55.
Policy Year	Percentage of Cash Value
1	244%
2	237%
3	230%
4	223%
5	216%
6	210%
7	204%
8	199%
9	193%
10	188%
11	183%
12	179%
13	174%
14	170%
15	166%
Policy Year	Percentage of Cash Value
16	162%
17	158%
18	155%
19	151%
20	148%
21	145%
22	142%
23	139%
24	137%
25	134%
26	132%
27	129%
28	127%
29	125%
30	124%
31	122%
Policy Year	Percentage of Cash Value
32	120%
33	119%
34	117%
35	116%
36	115%
37	114%
38	113%
39	112%
40	111%
41	110%
42	109%
43	107%
44	106%
45	103%
46+	100%
6

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and

Contract Owners of Nationwide VLI Separate Account-7:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VLI Separate Account-7 (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2015, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2015, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 16, 2016

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

Assets:
Investments at fair value:
VPS Dynamic Asset Allocation Portfolio - Class A (ALVDAA)
7,647 shares (cost $89,892)	$86,565
VP Inflation Protection Fund - Class I (ACVIP1)
92,782 shares (cost $982,369)	924,110
Global Allocation V.I. Fund - Class I (BRVGA1)
60,005 shares (cost $1,011,810)	905,478
Global Allocation V.I. Fund - Class II (MLVGA2)
271,468 shares (cost $4,441,156)	4,082,880
VIP Small Cap Value Series: Service Class (DWVSVS)
4,418 shares (cost $157,847)	148,359
VA Global Bond Portfolio (DFVGB)
5,788 shares (cost $62,367)	61,697
VA International Small Portfolio (DFVIS)
3,344 shares (cost $38,288)	37,019
VA International Value Portfolio (DFVIV)
5,179 shares (cost $62,715)	54,642
VA Short-Term Fixed Portfolio (DFVSTF)
1,050 shares (cost $10,722)	10,681
VA U.S. Large Value Portfolio (DFVULV)
14,837 shares (cost $333,230)	306,539
VA U.S. Targeted Value Portfolio (DFVUTV)
4,090 shares (cost $71,698)	64,781
Stock Index Fund, Inc. - Initial Shares (DSIF)
115,565 shares (cost $4,144,199)	5,017,822
VIP Trust - Franklin Income VIP Fund: Class 1 (FTVIS1)
15,354 shares (cost $247,699)	224,788
VIP Trust - Franklin Founding Funds Allocation VIP Fund: Class 1 (FTVFA1)
6,662 shares (cost $50,372)	45,303
VIP Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)
40,108 shares (cost $738,849)	655,368
Goldman Sachs Global Markets Navigator Fund - Service Shares (GVGMNS)
1,641 shares (cost $18,876)	17,857
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
180,369 shares (cost $786,302)	970,384
Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)
78,289 shares (cost $932,613)	798,550
Forty Portfolio: Service Shares (JACAS)
59,740 shares (cost $2,195,536)	2,095,684
Global Technology Portfolio: Service Shares (JAGTS)
240,273 shares (cost $1,912,065)	1,862,116
Overseas Portfolio: Service Shares (JAIGS)
99,323 shares (cost $3,511,615)	2,765,149
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)
52,783 shares (cost $926,658)	864,586
Variable Insurance Trust II - MFS International Value Portfolio - Initial Class (MVIVIC)
12,674 shares (cost $283,260)	284,648
Variable Insurance Trust - MFS New Discovery Series - Intital Class (MNDIC)
34,334 shares (cost $613,872)	531,828
Value Series - Initial Class (MVFIC)
397,812 shares (cost $6,194,723)	7,315,768
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
103,745 shares (cost $2,257,458)	2,295,867

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

Core Plus Fixed Income Portfolio - Class I (MSVFI)
41,336 shares (cost $431,685)	423,698
NVIT Investor Destinations Managed Growth and Income Class I (IDPGI)
1,181 shares (cost $12,636)	11,903
NVIT Investor Destinations Managed Growth Class I (IDPG)
288 shares (cost $3,019)	2,888
NVIT Cardinal Managed Growth and Income Class I (NCPGI)
3,432 shares (cost $36,512)	33,775
NVIT Cardinal Managed Growth Class I (NCPG)
6,700 shares (cost $70,802)	65,529
NVIT Bond Index Fund Class I (NVBX)
6,709 shares (cost $72,134)	69,577
NVIT International Index Fund Class I (NVIX)
12,423 shares (cost $118,252)	108,079
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
351,982 shares (cost $5,472,580)	5,424,049
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
189,139 shares (cost $3,883,576)	4,463,680
American Funds NVIT Bond Fund - Class II (GVABD2)
67,153 shares (cost $754,450)	761,520
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
94,184 shares (cost $2,472,734)	2,776,556
American Funds NVIT Growth Fund - Class II (GVAGR2)
50,162 shares (cost $3,036,678)	4,329,510
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
25,354 shares (cost $1,036,502)	1,389,654
Federated NVIT High Income Bond Fund - Class I (HIBF)
249,845 shares (cost $1,712,134)	1,511,564
NVIT Emerging Markets Fund - Class I (GEM)
214,883 shares (cost $2,438,230)	1,968,330
NVIT International Equity Fund - Class I (GIG)
49,304 shares (cost $528,234)	470,363
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
41,658 shares (cost $338,084)	394,501
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
120,897 shares (cost $1,161,417)	1,094,117
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
254,471 shares (cost $2,734,020)	3,404,822
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
380,908 shares (cost $3,821,390)	3,641,484
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
152,895 shares (cost $1,688,094)	1,680,317
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
316,826 shares (cost $3,615,030)	3,402,713
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
61,030 shares (cost $653,391)	612,128
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
713,868 shares (cost $7,793,219)	7,759,747
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
1,551,428 shares (cost $16,139,989)	14,785,107
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
60,504 shares (cost $667,437)	642,554
NVIT Core Bond Fund - Class I (NVCBD1)
68,745 shares (cost $751,717)	719,070
NVIT Core Plus Bond Fund - Class I (NVLCP1)
23,737 shares (cost $271,709)	263,719

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

NVIT Nationwide Fund - Class I (TRF)
181,921 shares (cost $1,570,675)	2,650,586
NVIT Government Bond Fund - Class I (GBF)
271,386 shares (cost $3,144,511)	2,947,248
American Century NVIT Growth Fund - Class I (CAF)
15,697 shares (cost $316,635)	318,651
NVIT International Index Fund - Class II (GVIX2)
69,864 shares (cost $678,666)	607,116
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
671,177 shares (cost $6,575,663)	8,463,541
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
57,828 shares (cost $817,516)	858,164
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
24,751 shares (cost $401,144)	415,317
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
93,413 shares (cost $980,699)	926,661
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
2,067,507 shares (cost $21,561,141)	25,926,537
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
3,228,058 shares (cost $34,472,378)	42,900,892
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
123,669 shares (cost $1,337,896)	1,370,254
NVIT Mid Cap Index Fund - Class I (MCIF)
143,306 shares (cost $3,170,265)	3,217,215
NVIT Money Market Fund - Class I (SAM)
6,671,372 shares (cost $6,671,372)	6,671,372
NVIT Money Market Fund - Class V (SAM5)
880,234 shares (cost $880,234)	880,234
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)
221,054 shares (cost $2,618,661)	2,268,016
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)
121,360 shares (cost $1,343,019)	1,145,641
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
365,198 shares (cost $3,964,532)	4,608,803
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
172,394 shares (cost $1,813,078)	1,717,047
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
303,012 shares (cost $3,371,005)	3,257,380
NVIT Multi-Manager Mid Cap Value Fund - Class I (NVMMV1)
2,055 shares (cost $22,826)	20,614
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
302,203 shares (cost $3,311,057)	3,040,167
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
62,120 shares (cost $1,254,803)	1,140,524
NVIT Multi-Manager Small Cap Value Fund - Class I (SCVF)
81,622 shares (cost $1,092,112)	1,075,781
NVIT Multi-Manager Small Company Fund - Class I (SCF)
95,792 shares (cost $1,794,386)	1,972,363
NVIT Multi-Sector Bond Fund - Class I (MSBF)
276,889 shares (cost $2,487,897)	2,403,398
NVIT Short Term Bond Fund - Class I (NVSTB1)
9,944 shares (cost $104,043)	101,429
NVIT Short Term Bond Fund - Class II (NVSTB2)
76,842 shares (cost $801,054)	780,717
NVIT Large Cap Growth Fund - Class I (NVOLG1)
749,805 shares (cost $13,160,337)	14,988,610

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

NVIT Investor Destinations Aggressive Fund - Class P (NVIDAP)
35,934 shares (cost $452,858)	451,334
NVIT Investor Destinations Balanced Fund - Class P (NVDBLP)
15,966 shares (cost $243,654)	236,449
NVIT Investor Destinations Capital Appreciation Fund - Class P (NVDCAP)
14,744 shares (cost $264,736)	246,526
NVIT Investor Destinations Conservative Fund - Class P (NVIDCP)
15,617 shares (cost $161,301)	154,454
NVIT Investor Destinations Moderate Fund - Class P (NVIDMP)
127,380 shares (cost $1,615,906)	1,592,255
NVIT Investor Destinations Moderately Aggressive Fund - Class P (NVDMAP)
62,718 shares (cost $840,007)	829,133
NVIT Investor Destinations Moderately Conservative Fund - Class P (NVDMCP)
19,224 shares (cost $225,076)	212,038
Templeton NVIT International Value Fund - Class III (NVTIV3)
191,195 shares (cost $2,414,287)	2,080,203
Invesco NVIT Comstock Value Fund - Class I (EIF)
208,098 shares (cost $2,171,833)	3,185,977
NVIT Real Estate Fund - Class I (NVRE1)
649,544 shares (cost $5,509,133)	4,215,538
Loring Ward NVIT Capital Appreciation Fund - Class P (NVLCAP)
2,011 shares (cost $22,852)	20,830
Loring Ward NVIT Moderate Fund - Class P (NVLMP)
10,576 shares (cost $122,160)	114,748
NVIT Small Cap Index Fund Class II (NVSIX2)
17,306 shares (cost $232,706)	206,807
NVIT S&P 500 Index Fund Class I (GVEX1)
199,711 shares (cost $2,786,833)	2,791,962
TOPS Managed Risk Balanced ETF Portfolio - Class 3 (NOTB3)
7,723 shares (cost $89,987)	83,022
TOPS Managed Risk Growth ETF Portfolio - Class 3 (NOTG3)
11,196 shares (cost $130,424)	116,887
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 3 (NOTMG3)
9,615 shares (cost $114,067)	103,655
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
110,896 shares (cost $2,197,880)	1,917,385
VP Inflation Protection Fund - Class II (ACVIP2)
177,113 shares (cost $1,890,217)	1,760,502
VP Mid Cap Value Fund - Class I (ACVMV1)
162,764 shares (cost $2,679,292)	2,993,222
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
193,623 shares (cost $2,635,665)	3,235,437
Appreciation Portfolio - Initial Shares (DCAP)
33,459 shares (cost $1,438,508)	1,513,331
Quality Bond Fund II - Primary Shares (FQB)
106,183 shares (cost $1,208,502)	1,164,829
VIP Energy Portfolio - Service Class 2 (FNRS2)
166,284 shares (cost $3,435,859)	2,579,066
VIP Equity-Income Portfolio - Service Class (FEIS)
206,815 shares (cost $4,222,181)	4,212,824
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
78,048 shares (cost $858,101)	947,499
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
217,208 shares (cost $2,475,795)	2,695,552
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
232,379 shares (cost $2,663,330)	2,941,919

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

VIP Growth Portfolio - Service Class (FGS)
57,171 shares (cost $2,949,233)	3,748,722
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
367,584 shares (cost $4,707,836)	4,499,229
VIP Mid Cap Portfolio - Service Class (FMCS)
235,348 shares (cost $7,255,386)	7,627,636
VIP Overseas Portfolio - Service Class (FOS)
106,662 shares (cost $2,165,287)	2,026,578
VIP Value Strategies Portfolio - Service Class (FVSS)
14,514 shares (cost $203,462)	210,750
Franklin Income Securities Fund - Class 2 (FTVIS2)
143,572 shares (cost $2,250,853)	2,038,722
Rising Dividends Securities Fund - Class 1 (FTVRDI)
84,590 shares (cost $1,837,551)	2,136,745
Small Cap Value Securities Fund - Class 1 (FTVSVI)
234,614 shares (cost $3,762,153)	4,251,213
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)
156,568 shares (cost $1,465,642)	989,510
Templeton Foreign Securities Fund - Class 2 (TIF2)
133,097 shares (cost $2,276,092)	1,756,880
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)
183,136 shares (cost $3,361,371)	2,893,555
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
180,372 shares (cost $1,291,278)	1,217,513
Short Duration Bond Portfolio - I Class Shares (AMTB)
131,337 shares (cost $1,419,938)	1,381,662
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)
10,206 shares (cost $227,156)	217,905
Socially Responsive Portfolio - I Class Shares (AMSRS)
43,493 shares (cost $747,101)	933,352
Global Securities Fund/VA - Non-Service Shares (OVGS)
95,399 shares (cost $3,887,508)	3,625,166
International Growth Fund/VA - Non-Service Shares (OVIG)
61,503 shares (cost $137,375)	135,306
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
149,169 shares (cost $3,262,658)	4,361,710
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
117,202 shares (cost $2,687,067)	2,498,750
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
78,480 shares (cost $432,054)	382,982
All Asset Portfolio - Administrative Class (PMVAAA)
39,342 shares (cost $427,229)	358,010
CommodityRealReturn(R) Strategy Portfolio - Administrative Class (PMVRSA)
4,291 shares (cost $42,359)	29,648
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
137,341 shares (cost $1,388,411)	1,319,845
Low Duration Portfolio - Administrative Class (PMVLDA)
260,185 shares (cost $2,780,661)	2,666,896
Total Return Portfolio - Administrative Class (PMVTRA)
117,603 shares (cost $1,314,470)	1,244,238
VT Growth & Income Fund: Class IB (PVGIB)
591 shares (cost $8,664)	14,015
VT Voyager Fund: Class IB (PVTVB)
66 shares (cost $2,697)	2,864
VI American Franchise Fund - Series I Shares (ACEG)
11,998 shares (cost $541,966)	687,472

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

VI Mid Cap Core Equity Fund: Series I Shares (AVMCCI)
732 shares (cost $10,300)	8,868
Variable Fund - Multi-Hedge Strategies (RVARS)
8,802 shares (cost $207,911)	212,046
T. Rowe Price Health Sciences Portfolio (TRHSP)
14,659 shares (cost $608,979)	571,419
Health Sciences Portfolio - II (TRHS2)
132,360 shares (cost $4,477,693)	4,985,993
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
73,150 shares (cost $1,878,543)	1,234,778
Variable Insurance Portfolios - Asset Strategy (WRASP)
624,130 shares (cost $6,446,236)	5,182,651
Variable Insurance Portfolios - Balanced (WRBP)
595 shares (cost $5,611)	5,212
Variable Insurance Portfolios - Bond (WRBDP)
495 shares (cost $2,729)	2,573
Variable Insurance Portfolios - Core Equity (WRCEP)
360 shares (cost $4,461)	4,226
Variable Insurance Portfolios - Global Natural Resources (WRGNR)
339 shares (cost $1,608)	1,243
Variable Insurance Portfolios - Growth (WRGP)
400 shares (cost $4,311)	4,569
Variable Insurance Portfolios - High Income (WRHIP)
273,747 shares (cost $1,040,441)	917,410
Variable Insurance Portfolios - Mid Cap Growth (WRMCG)
45,150 shares (cost $463,410)	425,403
Variable Insurance Portfolios - Pathfinder Aggressive (WRPAP)
1,455 shares (cost $7,815)	7,345
Variable Insurance Portfolios - Pathfinder Moderately Aggressive (WRPMAP)
1,015 shares (cost $6,044)	5,586
Variable Insurance Portfolios - Science and Technology (WRSTP)
166 shares (cost $3,673)	3,806
Variable Insurance Portfolios - Small Cap Growth (WRSCP)
196 shares (cost $2,125)	2,076
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
37,791 shares (cost $378,541)	323,487

Total Investments	$341,072,650
Accounts Receivable - VP Mid Cap Value Fund - Class I (ACVMV1)	1,030
Accounts Receivable - American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)	4,177
Accounts Receivable - Goldman Sachs Global Markets Navigator Fund - Service Shares (GVGMNS)	5
Accounts Receivable - NVIT Money Market Fund - Class I (SAM)	8,566
Accounts Receivable - Variable Insurance Portfolios - Global Natural Resources (WRGNR)	3
Accounts Receivable - Variable Insurance Portfolios - Growth (WRGP)	7
Accounts Receivable - Variable Insurance Portfolios - Science and Technology (WRSTP)	8
Accounts Payable - VI Mid Cap Core Equity Fund: Series I Shares (AVMCCI)	(3)
Accounts Payable - VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)	(2,485)
Accounts Payable - NVIT Investor Destinations Conservative Fund - Class II (GVIDC)	(446)
Accounts Payable - NVIT Investor Destinations Managed Growth Class I (IDPG)	(3)
Accounts Payable - NVIT Investor Destinations Managed Growth and Income Class I (IDPGI)	(3)
Accounts Payable - Core Plus Fixed Income Portfolio - Class I (MSVFI)	(390)
Accounts Payable - Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)	(1,168)
Accounts Payable - NVIT Multi-Manager Mid Cap Value Fund - Class I (NVMMV1)	(7)
Accounts Payable - NVIT Short Term Bond Fund - Class II (NVSTB2)	(1,164)
Accounts Payable - VT Growth & Income Fund: Class IB (PVGIB)	(8)
Accounts Payable - VT Voyager Fund: Class IB (PVTVB)	(8)
Accounts Payable - Variable Insurance Portfolios - Pathfinder Moderately Aggressive (WRPMAP)	(7)
Other Accounts Receivable	(9,984)

$341,070,770

Contract Owners’ Equity:
Accumulation units	341,070,770

Total Contract Owners’ Equity (note 8)	$341,070,770

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	Total	ALVDAA	ACVIP1	BRVGA1	MLVGA2	DWVSVS	DFVGB	DFVIS
Reinvested dividends	$5,760,028	647	42,717	10,169	41,927	1,062	968	773

Net investment income (loss)	5,760,028	647	42,717	10,169	41,927	1,062	968	773

Realized gain (loss) on investments	10,864,210	2,526	(61,708)	1,409	5,713	(17,260)	(187)	(1,435)
Change in unrealized gain (loss) on investments	(41,045,384)	(3,668)	(11,701)	(69,418)	(302,980)	(16,779)	38	1,585

Net gain (loss) on investments	(30,181,174)	(1,142)	(73,409)	(68,009)	(297,267)	(34,039)	(149)	150

Reinvested capital gains	20,700,566	1,299	-	47,440	220,889	23,840	257	1,196

Net increase (decrease) in contract owners’ equity resulting from operations	$(3,720,580)	804	(30,692)	(10,400)	(34,451)	(9,137)	1,076	2,119

Investment Activity:	DFVIV	DFVSTF	DFVULV	DFVUTV	DSIF	FTVIS1	FTVFA1	FTVGB1
Reinvested dividends	$1,766	32	6,540	883	91,830	8,428	1,732	41,481

Net investment income (loss)	1,766	32	6,540	883	91,830	8,428	1,732	41,481

Realized gain (loss) on investments	(802)	1	5,248	156	318,539	340	(823)	(2,663)
Change in unrealized gain (loss) on investments	(5,486)	(25)	(37,451)	(9,101)	(491,531)	(23,531)	(3,734)	(64,761)

Net gain (loss) on investments	(6,288)	(24)	(32,203)	(8,945)	(172,992)	(23,191)	(4,557)	(67,424)

Reinvested capital gains	-	10	14,542	4,579	140,271	-	87	2,611

Net increase (decrease) in contract owners’ equity resulting from operations	$(4,522)	18	(11,121)	(3,483)	59,109	(14,763)	(2,738)	(23,332)

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	GVGMNS	IVKMG1	IVBRA1	JACAS	JAGTS	JAIGS	MV2IGI	MVIVIC
Reinvested dividends	$16	-	28,456	27,608	7,754	14,030	4,530	5,196

Net investment income (loss)	16	-	28,456	27,608	7,754	14,030	4,530	5,196

Realized gain (loss) on investments	1,381	64,277	(3,080)	30,000	(26,744)	(77,464)	(10,711)	9,511
Change in unrealized gain (loss) on investments	(2,542)	(127,106)	(117,445)	(247,283)	(98,273)	(241,912)	(62,072)	3,801

Net gain (loss) on investments	(1,161)	(62,829)	(120,525)	(217,283)	(125,017)	(319,376)	(72,783)	13,312

Reinvested capital gains	391	79,527	59,237	432,205	127,729	71,067	53,203	2,660

Net increase (decrease) in contract owners’ equity resulting from operations	$(754)	16,698	(32,832)	242,530	10,466	(234,279)	(15,050)	21,168

Investment Activity:	MNDIC	MVFIC	MVIVSC	MSVFI	IDPGI	IDPG	NCPGI	NCPG
Reinvested dividends	$-	158,717	32,939	16,169	206	52	479	857

Net investment income (loss)	-	158,717	32,939	16,169	206	52	479	857

Realized gain (loss) on investments	(1,526)	412,287	42,067	8,956	(10)	(20)	(577)	326
Change in unrealized gain (loss) on investments	(21,104)	(1,014,448)	(34,815)	(27,655)	(710)	(127)	(1,786)	(5,264)

Net gain (loss) on investments	(22,630)	(602,161)	7,252	(18,699)	(720)	(147)	(2,363)	(4,938)

Reinvested capital gains	14,762	398,313	18,848	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(7,868)	(45,131)	59,039	(2,530)	(514)	(95)	(1,884)	(4,081)

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	NVBX	NVIX	NVAMV1	GVAAA2	GVABD2	GVAGG2	GVAGR2	GVAGI2
Reinvested dividends	$1,389	2,661	139,480	61,412	10,390	17,690	30,985	12,084

Net investment income (loss)	1,389	2,661	139,480	61,412	10,390	17,690	30,985	12,084

Realized gain (loss) on investments	(123)	2,449	129,061	89,437	5,193	132,643	162,864	106,568
Change in unrealized gain (loss) on investments	(2,039)	(8,128)	(1,244,077)	(300,960)	(17,783)	(231,157)	(52,965)	(192,538)

Net gain (loss) on investments	(2,162)	(5,679)	(1,115,016)	(211,523)	(12,590)	(98,514)	109,899	(85,970)

Reinvested capital gains	797	-	728,147	190,583	319	245,538	113,996	97,554

Net increase (decrease) in contract owners’ equity resulting from operations	$24	(3,018)	(247,389)	40,472	(1,881)	164,714	254,880	23,668

Investment Activity:	HIBF	GEM	GIG	NVIE6	NVNMO1	NVNSR2	NVCRA1	NVCRB1
Reinvested dividends	$85,336	19,237	2,544	1,160	8,828	26,754	105,237	46,452

Net investment income (loss)	85,336	19,237	2,544	1,160	8,828	26,754	105,237	46,452

Realized gain (loss) on investments	(21,200)	(31,834)	(5,418)	13,490	42,209	121,947	82,395	11,330
Change in unrealized gain (loss) on investments	(95,173)	(367,521)	(37,437)	(42,296)	(152,519)	(753,462)	(545,041)	(140,154)

Net gain (loss) on investments	(116,373)	(399,355)	(42,855)	(28,806)	(110,310)	(631,515)	(462,646)	(128,824)

Reinvested capital gains	14,800	-	19,955	15,906	96,951	588,232	300,583	61,395

Net increase (decrease) in contract owners’ equity resulting from operations	$(16,237)	(380,118)	(20,356)	(11,740)	(4,531)	(16,529)	(56,826)	(20,977)

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	NVCCA1	NVCCN1	NVCMD1	NVCMA1	NVCMC1	NVCBD1	NVLCP1	TRF
Reinvested dividends	$110,570	13,498	233,060	517,412	17,269	22,400	4,977	33,510

Net investment income (loss)	110,570	13,498	233,060	517,412	17,269	22,400	4,977	33,510

Realized gain (loss) on investments	220,915	202	255,381	585,795	9,848	3,068	(1,860)	133,679
Change in unrealized gain (loss) on investments	(578,845)	(35,754)	(1,006,400)	(2,911,090)	(58,537)	(34,087)	(6,315)	(141,310)

Net gain (loss) on investments	(357,930)	(35,552)	(751,019)	(2,325,295)	(48,689)	(31,019)	(8,175)	(7,631)

Reinvested capital gains	235,867	17,845	449,568	1,632,812	26,474	3,537	1,537	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(11,493)	(4,209)	(68,391)	(175,071)	(4,946)	(5,082)	(1,661)	25,879

Investment Activity:	GBF	CAF	GVIX2	GVIDA	NVDBL2	NVDCA2	GVIDC	GVIDM
Reinvested dividends	$52,900	1,134	13,288	124,090	14,671	6,652	16,298	431,582

Net investment income (loss)	52,900	1,134	13,288	124,090	14,671	6,652	16,298	431,582

Realized gain (loss) on investments	(12,051)	7,416	(2,595)	344,589	7,294	22,364	1,204	623,888
Change in unrealized gain (loss) on investments	(43,656)	(17,227)	(23,479)	(559,725)	(43,466)	(48,427)	(47,193)	(2,224,696)

Net gain (loss) on investments	(55,707)	(9,811)	(26,074)	(215,136)	(36,172)	(26,063)	(45,989)	(1,600,808)

Reinvested capital gains	-	16,310	-	-	19,021	15,858	33,170	1,091,270

Net increase (decrease) in contract owners’ equity resulting from operations	$(2,807)	7,633	(12,786)	(91,046)	(2,480)	(3,553)	3,479	(77,956)

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	GVDMA	GVDMC	MCIF	NVMIG1	GVDIVI	NVMLG1	NVMLV1	NVMMG1
Reinvested dividends	$655,257	23,513	36,717	17,181	15,917	22,241	22,536	-

Net investment income (loss)	655,257	23,513	36,717	17,181	15,917	22,241	22,536	-

Realized gain (loss) on investments	1,994,247	57,998	71,292	(19,463)	(26,094)	135,749	116,675	158,824
Change in unrealized gain (loss) on investments	(3,798,109)	(148,841)	(406,706)	(149,416)	(50,428)	(405,223)	(380,587)	(691,067)

Net gain (loss) on investments	(1,803,862)	(90,843)	(335,414)	(168,879)	(76,522)	(269,474)	(263,912)	(532,243)

Reinvested capital gains	847,339	71,689	220,706	141,761	-	395,856	194,673	508,573

Net increase (decrease) in contract owners’ equity resulting from operations	$(301,266)	4,359	(77,991)	(9,937)	(60,605)	148,623	(46,703)	(23,670)

Investment Activity:	NVMMV1	NVMMV2	SCGF	SCVF	SCF	MSBF	NVSTB1	NVSTB2
Reinvested dividends	$284	38,290	-	7,964	7,830	48,817	1,899	13,255

Net investment income (loss)	284	38,290	-	7,964	7,830	48,817	1,899	13,255

Realized gain (loss) on investments	(13,122)	73,365	167,172	70,944	188,773	17,435	(414)	553
Change in unrealized gain (loss) on investments	8,852	(531,170)	(259,988)	(265,172)	(433,944)	(138,094)	(1,680)	(17,108)

Net gain (loss) on investments	(4,270)	(457,805)	(92,816)	(194,228)	(245,171)	(120,659)	(2,094)	(16,555)

Reinvested capital gains	1,949	331,044	150,392	116,165	208,774	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(2,037)	(88,471)	57,576	(70,099)	(28,567)	(71,842)	(195)	(3,300)

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	NVOLG1	NVIDAP	NVDBLP	NVDCAP	NVIDCP	NVIDMP	NVDMAP	NVDMCP
Reinvested dividends	$96,955	7,518	4,362	4,452	2,658	29,340	14,465	4,056

Net investment income (loss)	96,955	7,518	4,362	4,452	2,658	29,340	14,465	4,056

Realized gain (loss) on investments	576,503	4,553	1,421	4,036	(58)	8,184	8,003	185
Change in unrealized gain (loss) on investments	(2,208,594)	(17,456)	(11,338)	(20,240)	(5,812)	(107,875)	(43,764)	(15,073)

Net gain (loss) on investments	(1,632,091)	(12,903)	(9,917)	(16,204)	(5,870)	(99,691)	(35,761)	(14,888)

Reinvested capital gains	2,299,479	-	4,889	8,497	3,502	61,680	14,534	10,803

Net increase (decrease) in contract owners’ equity resulting from operations	$764,343	(5,385)	(666)	(3,255)	290	(8,671)	(6,762)	(29)

Investment Activity:	NVTIV3	EIF	NVRE1	NVLCAP	NVLMP	NVSIX2	GVEX1	NOTB3
Reinvested dividends	$41,562	54,058	119,453	577	2,211	2,320	52,368	830

Net investment income (loss)	41,562	54,058	119,453	577	2,211	2,320	52,368	830

Realized gain (loss) on investments	688	181,277	(128,284)	(1,058)	2,011	(367)	27,542	(44)
Change in unrealized gain (loss) on investments	(229,945)	(453,306)	(888,796)	(1,316)	(6,712)	(27,790)	(90,982)	(6,042)

Net gain (loss) on investments	(229,257)	(272,029)	(1,017,080)	(2,374)	(4,701)	(28,157)	(63,440)	(6,086)

Reinvested capital gains	101,785	-	656,482	1,098	1,382	15,048	35,744	1,658

Net increase (decrease) in contract owners’ equity resulting from operations	$(85,910)	(217,971)	(241,145)	(699)	(1,108)	(10,789)	24,672	(3,598)

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	NOTG3	NOTMG3	ALVSVA	ACVIP2	ACVMV1	DVSCS	DCAP	FQB
Reinvested dividends	$1,611	1,219	15,092	55,501	47,840	24,902	28,187	61,374

Net investment income (loss)	1,611	1,219	15,092	55,501	47,840	24,902	28,187	61,374

Realized gain (loss) on investments	2,945	89	85,089	(220,407)	99,186	176,249	112,557	(7,357)
Change in unrealized gain (loss) on investments	(15,259)	(10,326)	(514,416)	107,808	(308,970)	(497,496)	(259,994)	(52,185)

Net gain (loss) on investments	(12,314)	(10,237)	(429,327)	(112,599)	(209,784)	(321,247)	(147,437)	(59,542)

Reinvested capital gains	539	2,118	306,755	-	128,329	222,004	86,487	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(10,164)	(6,900)	(107,480)	(57,098)	(33,615)	(74,341)	(32,763)	1,832

Investment Activity:	FNRS2	FEIS	FF10S	FF20S	FF30S	FGS	FIGBS	FMCS
Reinvested dividends	$29,171	137,060	16,605	48,877	50,224	5,930	115,175	32,615

Net investment income (loss)	29,171	137,060	16,605	48,877	50,224	5,930	115,175	32,615

Realized gain (loss) on investments	(67,114)	218,481	10,306	110,337	105,371	131,614	5,254	493,509
Change in unrealized gain (loss) on investments	(711,259)	(953,919)	(32,270)	(187,639)	(180,197)	(12,486)	(155,053)	(1,614,799)

Net gain (loss) on investments	(778,373)	(735,438)	(21,964)	(77,302)	(74,826)	119,128	(149,799)	(1,121,290)

Reinvested capital gains	89,970	417,270	2,763	11,897	16,063	96,205	3,877	1,006,027

Net increase (decrease) in contract owners’ equity resulting from operations	$(659,232)	(181,108)	(2,596)	(16,528)	(8,539)	221,263	(30,747)	(82,648)

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	FOS	FVSS	FTVIS2	FTVRDI	FTVSVI	FTVDM2	TIF2	FTVGI2
Reinvested dividends	$26,807	2,361	107,044	40,838	43,164	25,492	63,447	230,534

Net investment income (loss)	26,807	2,361	107,044	40,838	43,164	25,492	63,447	230,534

Realized gain (loss) on investments	(15,181)	60,273	1,573	152,476	277,753	(68,466)	(46,066)	(32,746)
Change in unrealized gain (loss) on investments	(138,709)	(75,037)	(270,255)	(526,789)	(1,341,639)	(367,525)	(207,527)	(342,034)

Net gain (loss) on investments	(153,890)	(14,764)	(268,682)	(374,313)	(1,063,886)	(435,991)	(253,593)	(374,780)

Reinvested capital gains	2,111	195	-	254,172	684,810	162,337	64,803	14,973

Net increase (decrease) in contract owners’ equity resulting from operations	$(124,972)	(12,208)	(161,638)	(79,303)	(335,912)	(248,162)	(125,343)	(129,273)

Investment Activity:	FTVFA2	AMTB	AMMCGS	AMSRS	OVGS	OVIG	OVGI	OVSC
Reinvested dividends	$39,287	21,011	-	5,511	49,591	290	40,403	21,355

Net investment income (loss)	39,287	21,011	-	5,511	49,591	290	40,403	21,355

Realized gain (loss) on investments	12,253	(5,301)	(21)	121,984	(12,507)	(227)	279,666	130,968
Change in unrealized gain (loss) on investments	(130,847)	(13,808)	(9,251)	(217,964)	(138,414)	(1,625)	(839,730)	(661,649)

Net gain (loss) on investments	(118,594)	(19,109)	(9,272)	(95,980)	(150,921)	(1,852)	(560,064)	(530,681)

Reinvested capital gains	2,148	-	-	87,125	247,233	1,768	659,718	352,479

Net increase (decrease) in contract owners’ equity resulting from operations	$(77,159)	1,902	(9,272)	(3,344)	145,903	206	140,057	(156,847)

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	OVSB	PMVAAA	PMVRSA	PMVFBA	PMVLDA	PMVTRA	PVGIB	PVTVB
Reinvested dividends	$21,980	13,349	1,187	11,394	92,278	58,448	270	31

Net investment income (loss)	21,980	13,349	1,187	11,394	92,278	58,448	270	31

Realized gain (loss) on investments	(3,600)	(11,570)	(1,765)	(33,396)	(2,271)	(7,918)	4	63
Change in unrealized gain (loss) on investments	(27,267)	(38,548)	(6,986)	(35,435)	(80,265)	(59,298)	(1,418)	(700)

Net gain (loss) on investments	(30,867)	(50,118)	(8,751)	(68,831)	(82,536)	(67,216)	(1,414)	(637)

Reinvested capital gains	-	-	-	3,659	-	13,360	-	420

Net increase (decrease) in contract owners’ equity resulting from operations	$(8,887)	(36,769)	(7,564)	(53,778)	9,742	4,592	(1,144)	(186)

Investment Activity:	ACEG	AVMCCI	RVARS	TRHSP	TRHS2	VWHA	WRASP	WRBP
Reinvested dividends	$-	57	8,712	-	-	362	20,320	49

Net investment income (loss)	-	57	8,712	-	-	362	20,320	49

Realized gain (loss) on investments	30,757	(2,164)	61,757	112,191	567,571	(101,115)	(50,084)	25
Change in unrealized gain (loss) on investments	(3,279)	73	(49,493)	(82,256)	(453,764)	(366,440)	(1,427,694)	(808)

Net gain (loss) on investments	27,478	(2,091)	12,264	29,935	113,807	(467,555)	(1,477,778)	(783)

Reinvested capital gains	3,234	1,518	-	54,934	369,308	-	975,729	719

Net increase (decrease) in contract owners’ equity resulting from operations	$30,712	(516)	20,976	84,869	483,115	(467,193)	(481,729)	(15)

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	WRBDP	WRCEP	WRGNR	WRGP	WRHIP	WRMCG	WRPAP	WRPMAP
Reinvested dividends	$64	16	1	5	52,649	-	191	116

Net investment income (loss)	64	16	1	5	52,649	-	191	116

Realized gain (loss) on investments	(8)	37	(39)	66	(39,558)	8,309	81	41
Change in unrealized gain (loss) on investments	(50)	(835)	(239)	(305)	(89,691)	(68,726)	(965)	(603)

Net gain (loss) on investments	(58)	(798)	(278)	(239)	(129,249)	(60,417)	(884)	(562)

Reinvested capital gains	-	756	-	565	8,939	31,034	702	427

Net increase (decrease) in contract owners’ equity resulting from operations	$6	(26)	(277)	331	(67,661)	(29,383)	9	(19)

Investment Activity:	WRSTP	WRSCP	WFVSCG	MIGIC	FOSR	AMFAS
Reinvested dividends	$-	-	-	8,231	-	-

Net investment income (loss)	-	-	-	8,231	-	-

Realized gain (loss) on investments	146	15	57,341	262,652	459,013	28,688
Change in unrealized gain (loss) on investments	(448)	(268)	(102,268)	(344,200)	(256,744)	(60,738)

Net gain (loss) on investments	(302)	(253)	(44,927)	(81,548)	202,269	(32,050)

Reinvested capital gains	210	295	52,722	86,593	-	32,776

Net increase (decrease) in contract owners’ equity resulting from operations	$(92)	42	7,795	13,276	202,269	726

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	Total		ALVDAA		ACVIP1		BRVGA1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$5,760,028	5,782,509	647	573	42,717	19,087	10,169	14,949
Realized gain (loss) on investments	10,864,210	16,821,114	2,526	515	(61,708)	(7,419)	1,409	7,083
Change in unrealized gain (loss) on investments	(41,045,384)	(18,056,477)	(3,668)	(440)	(11,701)	(35,369)	(69,418)	(64,831)
Reinvested capital gains	20,700,566	13,363,232	1,299	3,961	-	17,770	47,440	51,439

Net increase (decrease) in contract owners’ equity resulting from operations	(3,720,580)	17,910,378	804	4,609	(30,692)	(5,931)	(10,400)	8,640

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	29,064,849	30,397,035	26,354	74,562	202,516	253,990	297,266	159,345
Transfers between funds	-	-	(75)	26,884	(917,522)	1,571,079	(10,074)	154,754
Surrenders (note 6)	(21,491,550)	(23,156,799)	-	-	(3,540)	(403)	(188)	(4,935)
Death Benefits (note 4)	(685,775)	(1,227,472)	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	564,210	(3,622,265)	(46,614)	-	(1,821)	(5,193)	(14,250)	(2,339)
Deductions for surrender charges (note 2d)	(1,102,072)	(1,012,046)	-	-	(12,019)	(2,322)	(290)	(1,907)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(14,841,352)	(15,111,997)	(4,601)	(3,438)	(146,885)	(86,383)	(58,118)	(41,715)
Asset charges (note 3)	(1,327,527)	(1,347,947)	(536)	(376)	(11,475)	(7,009)	(4,899)	(3,184)
Adjustments to maintain reserves	(682)	1,304	(32)	(84)	(4)	3	3	(5)

Net equity transactions	(9,819,899)	(15,080,187)	(25,504)	97,548	(890,750)	1,723,762	209,450	260,014

Net change in contract owners’ equity	(13,540,479)	2,830,191	(24,700)	102,157	(921,442)	1,717,831	199,050	268,654
Contract owners’ equity beginning of period	354,611,249	351,781,058	111,266	9,109	1,845,547	127,716	706,430	437,776

Contract owners’ equity end of period	$341,070,770	354,611,249	86,566	111,266	924,105	1,845,547	905,480	706,430

CHANGES IN UNITS:
Beginning units	21,438,443	21,620,798	9,250	791	185,774	13,316	58,490	37,011
Units purchased	3,433,545	5,272,316	2,187	8,785	21,344	182,730	25,334	28,082
Units redeemed	(3,754,510)	(5,454,671)	(4,161)	(326)	(111,926)	(10,272)	(8,317)	(6,603)

Ending units	21,117,478	21,438,443	7,276	9,250	95,192	185,774	75,507	58,490

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	MLVGA2		DWVSVS		DFVGB		DFVIS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$41,927	89,653	1,062	982	968	1,540	773	491
Realized gain (loss) on investments	5,713	50,642	(17,260)	8,633	(187)	(37)	(1,435)	67
Change in unrealized gain (loss) on investments	(302,980)	(387,892)	(16,779)	(8,297)	38	(35)	1,585	(2,896)
Reinvested capital gains	220,889	333,390	23,840	25,005	257	115	1,196	492

Net increase (decrease) in contract owners’ equity resulting from operations	(34,451)	85,793	(9,137)	26,323	1,076	1,583	2,119	(1,846)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	343,943	319,418	11,783	18,984	6,736	49,140	40,460	16,313
Transfers between funds	(113,651)	(32,263)	(145,753)	129,485	(1,268)	1,878	(25,705)	10,423
Surrenders (note 6)	(289,467)	(164,727)	(25,183)	-	-	(411)	(174)	(468)
Death Benefits (note 4)	-	(49,564)	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	54,364	(84,183)	617	(474)	(14,499)	-	-	-
Deductions for surrender charges (note 2d)	(6,650)	(2,332)	(2,527)	-	-	(188)	(212)	(215)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(170,464)	(173,518)	(9,285)	(18,068)	(3,557)	(2,334)	(3,696)	(1,447)
Asset charges (note 3)	(15,348)	(16,474)	(617)	(735)	(273)	(221)	(145)	(56)
Adjustments to maintain reserves	(12)	12	1	3	-	(1)	10	(7)

Net equity transactions	(197,285)	(203,631)	(170,964)	129,195	(12,861)	47,863	10,538	24,543

Net change in contract owners’ equity	(231,736)	(117,838)	(180,101)	155,518	(11,785)	49,446	12,657	22,697
Contract owners’ equity beginning of period	4,314,607	4,432,445	328,466	172,948	73,477	24,031	24,367	1,670

Contract owners’ equity end of period	$4,082,871	4,314,607	148,365	328,466	61,692	73,477	37,024	24,367

CHANGES IN UNITS:
Beginning units	259,964	272,316	25,198	14,013	6,969	2,345	1,936	125
Units purchased	21,653	20,667	3,723	17,807	513	4,926	3,403	2,012
Units redeemed	(33,460)	(33,019)	(16,753)	(6,622)	(1,720)	(302)	(2,559)	(201)

Ending units	248,157	259,964	12,168	25,198	5,762	6,969	2,780	1,936

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	DFVIV		DFVSTF		DFVULV		DFVUTV
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$1,766	1,386	32	9	6,540	3,954	883	344
Realized gain (loss) on investments	(802)	160	1	(1)	5,248	290	156	162
Change in unrealized gain (loss) on investments	(5,486)	(3,072)	(25)	(8)	(37,451)	8,647	(9,101)	(1,063)
Reinvested capital gains	-	-	10	3	14,542	3,947	4,579	1,816

Net increase (decrease) in contract owners’ equity resulting from operations	(4,522)	(1,526)	18	3	(11,121)	16,838	(3,483)	1,259

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	19,192	29,893	9,158	1,946	88,675	28,376	24,559	9,728
Transfers between funds	6,316	3,793	(2,469)	1,465	22,237	21,146	4,677	6,567
Surrenders (note 6)	-	(3,810)	-	(403)	(170)	-	-	-
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	-	-	-	-	(31)	-	-	-
Deductions for surrender charges (note 2d)	-	(1,465)	-	(185)	(207)	-	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(4,031)	(1,630)	(1,409)	(412)	(12,149)	(6,081)	(2,877)	(898)
Asset charges (note 3)	(286)	(109)	(52)	(24)	(1,535)	(863)	(344)	(177)
Adjustments to maintain reserves	(2)	7	5	(7)	4	4	(11)	-

Net equity transactions	21,189	26,679	5,233	2,380	96,824	42,582	26,004	15,220

Net change in contract owners’ equity	16,667	25,153	5,251	2,383	85,703	59,420	22,521	16,479
Contract owners’ equity beginning of period	37,977	12,824	5,431	3,048	220,837	161,417	42,254	25,775

Contract owners’ equity end of period	$54,644	37,977	10,682	5,431	306,540	220,837	64,775	42,254

CHANGES IN UNITS:
Beginning units	3,094	970	539	303	13,189	10,516	2,594	1,641
Units purchased	2,231	2,683	906	338	11,436	3,135	1,690	1,041
Units redeemed	(540)	(559)	(388)	(102)	(5,672)	(462)	(88)	(88)

Ending units	4,785	3,094	1,057	539	18,953	13,189	4,196	2,594

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	DSIF		FTVIS1		FTVFA1		FTVGB1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$91,830	85,450	8,428	4,923	1,732	1,449	41,481	19,575
Realized gain (loss) on investments	318,539	149,458	340	1,398	(823)	(126)	(2,663)	69
Change in unrealized gain (loss) on investments	(491,531)	328,330	(23,531)	(3,582)	(3,734)	120	(64,761)	(12,840)
Reinvested capital gains	140,271	53,291	-	-	87	41	2,611	-

Net increase (decrease) in contract owners’ equity resulting from operations	59,109	616,529	(14,763)	2,739	(2,738)	1,484	(23,332)	6,804

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	260,800	292,461	70,551	64,376	11,649	12,288	174,579	150,410
Transfers between funds	50,077	299,656	30,109	36,493	(2,446)	(964)	34,808	12,294
Surrenders (note 6)	(276,758)	(110,658)	(160)	(819)	(2,449)	-	(168)	(425)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(76,140)	(78,409)	-	-	(271)	59	(190)	(19,861)
Deductions for surrender charges (note 2d)	(14,488)	(14,555)	(195)	(203)	(1,244)	(127)	(499)	(195)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(206,519)	(205,987)	(22,215)	(11,222)	(4,809)	(4,829)	(23,883)	(20,862)
Asset charges (note 3)	(16,893)	(17,016)	(1,291)	(673)	(335)	(311)	(2,256)	(1,791)
Adjustments to maintain reserves	15	(11)	2	(3)	(4)	2	(4)	6

Net equity transactions	(279,906)	165,481	76,801	87,949	91	6,118	182,387	119,576

Net change in contract owners’ equity	(220,797)	782,010	62,038	90,688	(2,647)	7,602	159,055	126,380
Contract owners’ equity beginning of period	5,238,625	4,456,615	162,748	72,060	47,949	40,347	496,311	369,931

Contract owners’ equity end of period	$5,017,828	5,238,625	224,786	162,748	45,302	47,949	655,366	496,311

CHANGES IN UNITS:
Beginning units	252,393	243,540	12,728	5,913	3,485	3,022	44,166	33,618
Units purchased	16,301	31,279	7,998	8,580	838	915	19,510	14,600
Units redeemed	(29,586)	(22,426)	(1,856)	(1,765)	(823)	(452)	(2,862)	(4,052)

Ending units	239,108	252,393	18,870	12,728	3,500	3,485	60,814	44,166

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVGMNS		IVKMG1		IVBRA1		JACAS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$16	12	-	-	28,456	-	27,608	666
Realized gain (loss) on investments	1,381	434	64,277	30,670	(3,080)	(775)	30,000	51,454
Change in unrealized gain (loss) on investments	(2,542)	1,217	(127,106)	51,654	(117,445)	(16,618)	(247,283)	(533,675)
Reinvested capital gains	391	272	79,527	-	59,237	17,825	432,205	657,379

Net increase (decrease) in contract owners’ equity resulting from operations	(754)	1,935	16,698	82,324	(32,832)	432	242,530	175,824

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	2,980	27,121	44,485	50,314	64,047	38,336	102,815	115,536
Transfers between funds	(56)	817	(37,060)	(23,001)	479,036	285,337	(96,821)	(55,766)
Surrenders (note 6)	-	-	(64,301)	(35,191)	(5,815)	-	(271,541)	(88,014)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(15,283)	-	(3,602)	(15,850)	(2,106)	-	28,243	(3,447)
Deductions for surrender charges (note 2d)	-	-	(5,396)	(2,642)	-	-	(11,265)	(4,798)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(2,773)	(2,487)	(40,153)	(40,357)	(19,766)	(5,426)	(85,883)	(86,383)
Asset charges (note 3)	(160)	(126)	(4,040)	(4,204)	(2,169)	(525)	(7,504)	(7,467)
Adjustments to maintain reserves	(5)	3	5	2	(8)	5	(3)	(1)

Net equity transactions	(15,297)	25,328	(110,062)	(70,929)	513,219	317,727	(341,959)	(130,340)

Net change in contract owners’ equity	(16,051)	27,263	(93,364)	11,395	480,387	318,159	(99,429)	45,484
Contract owners’ equity beginning of period	33,903	6,640	1,063,752	1,052,357	318,159	-	2,195,109	2,149,625

Contract owners’ equity end of period	$17,852	33,903	970,388	1,063,752	798,546	318,159	2,095,680	2,195,109

CHANGES IN UNITS:
Beginning units	2,785	567	73,123	78,154	30,846	-	107,249	113,920
Units purchased	395	2,447	3,277	4,199	52,268	31,425	5,464	5,997
Units redeemed	(1,623)	(229)	(10,490)	(9,230)	(2,384)	(579)	(21,241)	(12,668)

Ending units	1,557	2,785	65,910	73,123	80,730	30,846	91,472	107,249

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	JAGTS		JAIGS		MV2IGI		MVIVIC
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$7,754	-	14,030	159,165	4,530	-	5,196	4,445
Realized gain (loss) on investments	(26,744)	96,169	(77,464)	(54,823)	(10,711)	-	9,511	9,042
Change in unrealized gain (loss) on investments	(98,273)	(60,826)	(241,912)	(629,720)	(62,072)	-	3,801	(10,566)
Reinvested capital gains	127,729	51,400	71,067	195,960	53,203	-	2,660	-

Net increase (decrease) in contract owners’ equity resulting from operations	10,466	86,743	(234,279)	(329,418)	(15,050)	-	21,168	2,921

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	109,589	260,231	141,818	237,960	26,991	-	132,432	81,228
Transfers between funds	822,648	126,863	673,233	(88,861)	922,481	-	(58,379)	18,308
Surrenders (note 6)	(73,399)	(81,510)	(63,645)	(72,528)	(6,325)	-	(187)	-
Death Benefits (note 4)	-	-	-	-	(21,140)	-	-	-
Net policy repayments (loans) (note 5)	(50,096)	(2,484)	(8,368)	(27,061)	(11,513)	-	(31,822)	-
Deductions for surrender charges (note 2d)	(13,511)	(1,422)	(6,647)	(4,754)	(231)	-	(227)	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(35,445)	(25,803)	(84,499)	(95,651)	(28,055)	-	(13,447)	(7,463)
Asset charges (note 3)	(3,778)	(2,474)	(8,414)	(9,439)	(2,573)	-	(1,618)	(836)
Adjustments to maintain reserves	(5)	(1)	(8)	82	7	-	(4)	(2)

Net equity transactions	756,003	273,400	643,470	(60,252)	879,642	-	26,748	91,235

Net change in contract owners’ equity	766,469	360,143	409,191	(389,670)	864,592	-	47,916	94,156
Contract owners’ equity beginning of period	1,095,642	735,499	2,355,954	2,745,624	-	-	236,725	142,569

Contract owners’ equity end of period	$1,862,111	1,095,642	2,765,145	2,355,954	864,592	-	284,641	236,725

CHANGES IN UNITS:
Beginning units	73,647	54,060	234,243	239,954	-	-	17,102	10,438
Units purchased	67,226	34,954	88,262	24,088	95,449	-	15,140	12,232
Units redeemed	(21,262)	(15,367)	(21,039)	(29,799)	(7,759)	-	(12,961)	(5,568)

Ending units	119,611	73,647	301,466	234,243	87,690	-	19,281	17,102

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	MNDIC		MVFIC		MVIVSC		MSVFI
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	-	158,717	99,988	32,939	17,825	16,169	17,623
Realized gain (loss) on investments	(1,526)	1,860	412,287	529,311	42,067	33,825	8,956	13,988
Change in unrealized gain (loss) on investments	(21,104)	(116,817)	(1,014,448)	(163,779)	(34,815)	(43,936)	(27,655)	10,073
Reinvested capital gains	14,762	84,221	398,313	202,305	18,848	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(7,868)	(30,736)	(45,131)	667,825	59,039	7,714	(2,530)	41,684

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	133,133	18,473	626,240	320,180	109,773	60,541	25,064	28,980
Transfers between funds	9,801	70,774	469,094	127,918	1,273,813	226,360	(18,270)	23,511
Surrenders (note 6)	(12,794)	(458)	(176,354)	(230,946)	(8,704)	(9,177)	(83,585)	(55,290)
Death Benefits (note 4)	-	-	(2,443)	(277,140)	-	-	-	-
Net policy repayments (loans) (note 5)	5,072	(582)	6,051	(12,674)	(51,670)	(3,777)	(469)	(17,676)
Deductions for surrender charges (note 2d)	(2,017)	(210)	(12,948)	(10,309)	(1,037)	(2,038)	(13,701)	(2,198)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(18,464)	(16,043)	(261,816)	(251,476)	(98,869)	(75,071)	(25,538)	(31,287)
Asset charges (note 3)	(1,614)	(1,393)	(22,779)	(22,108)	(4,287)	(2,663)	(1,840)	(2,152)
Adjustments to maintain reserves	(10)	3	(10)	9	(6)	(5)	(8)	31

Net equity transactions	113,107	70,564	625,035	(356,546)	1,219,013	194,170	(118,347)	(56,081)

Net change in contract owners’ equity	105,239	39,828	579,904	311,279	1,278,052	201,884	(120,877)	(14,397)
Contract owners’ equity beginning of period	426,588	386,760	6,735,902	6,424,623	1,017,809	815,925	544,965	559,362

Contract owners’ equity end of period	$531,827	426,588	7,315,806	6,735,902	2,295,861	1,017,809	424,088	544,965

CHANGES IN UNITS:
Beginning units	31,446	26,441	299,560	315,745	63,861	51,774	36,519	40,428
Units purchased	10,742	6,523	60,337	27,830	81,633	20,764	3,254	3,947
Units redeemed	(2,231)	(1,518)	(32,133)	(44,015)	(10,006)	(8,677)	(11,168)	(7,856)

Ending units	39,957	31,446	327,764	299,560	135,488	63,861	28,605	36,519

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	IDPGI		IDPG		NCPGI		NCPG
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$206	20	52	2	479	782	857	5
Realized gain (loss) on investments	(10)	(4)	(20)	-	(577)	(20)	326	-
Change in unrealized gain (loss) on investments	(710)	(23)	(127)	(4)	(1,786)	(951)	(5,264)	(9)
Reinvested capital gains	-	-	-	-	-	470	-	3

Net increase (decrease) in contract owners’ equity resulting from operations	(514)	(7)	(95)	(2)	(1,884)	281	(4,081)	(1)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	15,432	2,339	3,231	151	3,010	24,776	66,941	-
Transfers between funds	718	228	1,663	123	6,270	7,427	6,620	240
Surrenders (note 6)	-	-	-	-	-	-	-	-
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	-	-	-	-	-	-	-	-
Deductions for surrender charges (note 2d)	-	-	(235)	-	-	-	(234)	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(5,101)	(1,133)	(1,832)	(105)	(4,873)	(997)	(3,411)	(42)
Asset charges (note 3)	(56)	(3)	(11)	-	(199)	(36)	(505)	-
Adjustments to maintain reserves	-	3	(2)	5	(3)	5	(5)	5

Net equity transactions	10,993	1,434	2,814	174	4,205	31,175	69,406	203

Net change in contract owners’ equity	10,479	1,427	2,719	172	2,321	31,456	65,325	202
Contract owners’ equity beginning of period	1,427	-	172	-	31,456	-	202	-

Contract owners’ equity end of period	$11,906	1,427	2,891	172	33,777	31,456	65,527	202

CHANGES IN UNITS:
Beginning units	140	-	17	-	3,096	-	20	-
Units purchased	1,571	251	484	27	1,910	3,197	7,209	24
Units redeemed	(506)	(111)	(205)	(10)	(1,542)	(101)	(416)	(4)

Ending units	1,205	140	296	17	3,464	3,096	6,813	20

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVBX		NVIX		NVAMV1		GVAAA2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$1,389	795	2,661	847	139,480	117,709	61,412	39,366
Realized gain (loss) on investments	(123)	2	2,449	418	129,061	207,467	89,437	136,211
Change in unrealized gain (loss) on investments	(2,039)	(518)	(8,128)	(2,044)	(1,244,077)	(258,820)	(300,960)	17,616
Reinvested capital gains	797	-	-	-	728,147	639,736	190,583	6,471

Net increase (decrease) in contract owners’ equity resulting from operations	24	279	(3,018)	(779)	(247,389)	706,092	40,472	199,664

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	1,684	-	18,544	-	312,851	314,090	466,832	305,059
Transfers between funds	33,759	35,517	57,332	46,277	(129,475)	(167,664)	175,376	(37,608)
Surrenders (note 6)	-	-	-	-	(337,369)	(290,874)	(40,143)	(73,986)
Death Benefits (note 4)	-	-	-	-	-	-	(14,829)	-
Net policy repayments (loans) (note 5)	-	-	(2,262)	-	33,770	(10,223)	(40,919)	(25,196)
Deductions for surrender charges (note 2d)	-	-	-	-	(13,996)	(16,732)	(3,222)	(3,509)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,332)	(141)	(6,903)	(550)	(226,196)	(233,239)	(217,969)	(172,259)
Asset charges (note 3)	(187)	(24)	(515)	(47)	(20,342)	(21,230)	(16,223)	(15,007)
Adjustments to maintain reserves	(4)	3	3	(1)	(18)	2	(37)	(192)

Net equity transactions	33,920	35,355	66,199	45,679	(380,775)	(425,870)	308,866	(22,698)

Net change in contract owners’ equity	33,944	35,634	63,181	44,900	(628,164)	280,222	349,338	176,966
Contract owners’ equity beginning of period	35,634	-	44,900	-	6,052,204	5,771,982	4,110,165	3,933,199

Contract owners’ equity end of period	$69,578	35,634	108,081	44,900	5,424,040	6,052,204	4,459,503	4,110,165

CHANGES IN UNITS:
Beginning units	3,467	-	4,881	-	246,559	265,990	249,935	251,110
Units purchased	3,440	3,483	7,986	4,944	14,238	15,820	46,280	25,874
Units redeemed	(147)	(16)	(1,004)	(63)	(29,960)	(35,251)	(27,680)	(27,049)

Ending units	6,760	3,467	11,863	4,881	230,837	246,559	268,535	249,935

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVABD2		GVAGG2		GVAGR2		GVAGI2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$10,390	10,131	17,690	17,722	30,985	18,196	12,084	12,472
Realized gain (loss) on investments	5,193	21,243	132,643	61,209	162,864	203,967	106,568	100,250
Change in unrealized gain (loss) on investments	(17,783)	1,222	(231,157)	(35,790)	(52,965)	89,140	(192,538)	16,466
Reinvested capital gains	319	7,207	245,538	-	113,996	-	97,554	14,277

Net increase (decrease) in contract owners’ equity resulting from operations	(1,881)	39,803	164,714	43,141	254,880	311,303	23,668	143,465

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	70,785	76,788	270,370	134,827	220,975	234,723	86,732	98,628
Transfers between funds	14,741	(23,995)	97,393	147,328	64,586	219,211	(19,548)	(41,086)
Surrenders (note 6)	(37,144)	(63,351)	(187,279)	(49,426)	(72,911)	(213,739)	(137,149)	(24,474)
Death Benefits (note 4)	-	-	-	-	-	-	-	(3,973)
Net policy repayments (loans) (note 5)	3,182	(36,398)	8,953	(32,685)	(52,277)	(32,690)	(15,654)	(10,981)
Deductions for surrender charges (note 2d)	(3,412)	(5,772)	(5,111)	(4,963)	(10,177)	(9,586)	(265)	(1,880)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(35,002)	(38,336)	(109,203)	(103,018)	(147,347)	(150,800)	(71,663)	(74,083)
Asset charges (note 3)	(2,852)	(3,044)	(9,718)	(8,824)	(14,002)	(13,638)	(5,672)	(5,690)
Adjustments to maintain reserves	(5)	10	4	5	(36)	(258)	(3)	2

Net equity transactions	10,293	(94,098)	65,409	83,244	(11,189)	33,223	(163,222)	(63,537)

Net change in contract owners’ equity	8,412	(54,295)	230,123	126,385	243,691	344,526	(139,554)	79,928
Contract owners’ equity beginning of period	753,108	807,403	2,546,436	2,420,051	4,085,730	3,741,204	1,529,230	1,449,302

Contract owners’ equity end of period	$761,520	753,108	2,776,559	2,546,436	4,329,421	4,085,730	1,389,676	1,529,230

CHANGES IN UNITS:
Beginning units	57,067	64,227	146,400	141,688	245,634	243,065	102,595	107,177
Units purchased	6,539	6,047	19,395	17,913	18,429	27,277	5,761	7,737
Units redeemed	(5,768)	(13,207)	(15,968)	(13,201)	(19,497)	(24,708)	(16,126)	(12,319)

Ending units	57,838	57,067	149,827	146,400	244,566	245,634	92,230	102,595

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	HIBF		GEM		GIG		NVIE6
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$85,336	90,873	19,237	22,980	2,544	8,514	1,160	20,409
Realized gain (loss) on investments	(21,200)	(2,609)	(31,834)	25,966	(5,418)	2,327	13,490	53,027
Change in unrealized gain (loss) on investments	(95,173)	(105,397)	(367,521)	(102,379)	(37,437)	(20,435)	(42,296)	(67,179)
Reinvested capital gains	14,800	-	-	-	19,955	-	15,906	-

Net increase (decrease) in contract owners’ equity resulting from operations	(16,237)	(17,133)	(380,118)	(53,433)	(20,356)	(9,594)	(11,740)	6,257

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	110,896	97,599	202,239	174,574	99,753	40,320	-	299
Transfers between funds	(37,879)	2,509,659	15,765	2,753,084	26,012	511,661	(13,171)	(269)
Surrenders (note 6)	(722,817)	(244,635)	(228,008)	(279,170)	(42,749)	(71,117)	(8,092)	(121,081)
Death Benefits (note 4)	(66,265)	(6,481)	(2,622)	(10,708)	-	(15,592)	-	-
Net policy repayments (loans) (note 5)	72,550	5,413	6,378	(19,961)	2,317	4,152	(1,383)	(1,718)
Deductions for surrender charges (note 2d)	(14,915)	(19,541)	(5,066)	(6,894)	(2,942)	(1,103)	(4,189)	(2,760)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(65,489)	(60,990)	(104,755)	(77,635)	(27,357)	(19,560)	(14,350)	(17,552)
Asset charges (note 3)	(6,510)	(5,660)	(8,660)	(6,680)	(2,038)	(1,425)	(1,603)	(1,917)
Adjustments to maintain reserves	4	(6)	3	(9)	(5)	(17)	(46)	(32)

Net equity transactions	(730,425)	2,275,358	(124,726)	2,526,601	52,991	447,319	(42,834)	(145,030)

Net change in contract owners’ equity	(746,662)	2,258,225	(504,844)	2,473,168	32,635	437,725	(54,574)	(138,773)
Contract owners’ equity beginning of period	2,258,225	-	2,473,168	-	437,725	-	450,243	589,016

Contract owners’ equity end of period	$1,511,563	2,258,225	1,968,324	2,473,168	470,360	437,725	395,669	450,243

CHANGES IN UNITS:
Beginning units	123,863	-	253,805	-	44,801	-	46,167	59,962
Units purchased	7,565	141,157	38,266	289,181	11,001	55,102	-	58,882
Units redeemed	(46,300)	(17,294)	(51,614)	(35,376)	(6,143)	(10,301)	(4,246)	(72,677)

Ending units	85,128	123,863	240,457	253,805	49,659	44,801	41,921	46,167

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVNMO1		NVNSR2		NVCRA1		NVCRB1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$8,828	11,704	26,754	29,156	105,237	77,583	46,452	37,050
Realized gain (loss) on investments	42,209	53,288	121,947	130,017	82,395	255,545	11,330	35,626
Change in unrealized gain (loss) on investments	(152,519)	(183,527)	(753,462)	166,984	(545,041)	(323,298)	(140,154)	(45,387)
Reinvested capital gains	96,951	202,306	588,232	-	300,583	175,494	61,395	36,636

Net increase (decrease) in contract owners’ equity resulting from operations	(4,531)	83,771	(16,529)	326,157	(56,826)	185,324	(20,977)	63,925

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	19,155	22,886	245,573	236,255	579,787	885,165	208,946	185,890
Transfers between funds	(206,416)	(44,442)	(8,045)	(34,999)	(205,221)	(505,876)	12,706	(18,752)
Surrenders (note 6)	(4,472)	(11,516)	(93,902)	(104,827)	(67,452)	(224,388)	-	(40,591)
Death Benefits (note 4)	-	-	(1,786)	(2,510)	-	-	-	-
Net policy repayments (loans) (note 5)	(3,794)	(3,933)	(25,286)	(4,487)	(47,497)	(132,340)	(11,642)	(2,808)
Deductions for surrender charges (note 2d)	(478)	(3,409)	(5,905)	(6,971)	(8,249)	(17,142)	-	(1,292)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(14,216)	(16,440)	(114,082)	(114,960)	(147,779)	(144,602)	(93,997)	(83,477)
Asset charges (note 3)	(2,423)	(2,664)	(13,019)	(12,691)	(16,244)	(15,634)	(7,593)	(6,427)
Adjustments to maintain reserves	10	3	(1)	17	(4)	2	(10)	11

Net equity transactions	(212,634)	(59,515)	(16,453)	(45,173)	87,341	(154,815)	108,410	32,554

Net change in contract owners’ equity	(217,165)	24,256	(32,982)	280,984	30,515	30,509	87,433	96,479
Contract owners’ equity beginning of period	1,311,288	1,287,032	3,437,884	3,156,900	3,610,967	3,580,458	1,592,880	1,496,401

Contract owners’ equity end of period	$1,094,123	1,311,288	3,404,902	3,437,884	3,641,482	3,610,967	1,680,313	1,592,880

CHANGES IN UNITS:
Beginning units	90,303	94,482	208,011	211,084	256,282	265,490	114,207	112,078
Units purchased	1,453	2,531	15,327	18,238	54,245	38,427	16,062	19,050
Units redeemed	(15,586)	(6,710)	(16,457)	(21,311)	(47,943)	(47,635)	(8,510)	(16,921)

Ending units	76,170	90,303	206,881	208,011	262,584	256,282	121,759	114,207

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVCCA1		NVCCN1		NVCMD1		NVCMA1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$110,570	113,767	13,498	13,238	233,060	205,713	517,412	453,326
Realized gain (loss) on investments	220,915	208,252	202	47,612	255,381	255,328	585,795	1,432,958
Change in unrealized gain (loss) on investments	(578,845)	(262,380)	(35,754)	(45,932)	(1,006,400)	(287,955)	(2,911,090)	(2,552,137)
Reinvested capital gains	235,867	145,611	17,845	17,178	449,568	194,062	1,632,812	1,480,968

Net increase (decrease) in contract owners’ equity resulting from operations	(11,493)	205,250	(4,209)	32,096	(68,391)	367,148	(175,071)	815,115

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	457,308	642,172	54,714	52,095	514,805	677,076	1,194,064	1,656,183
Transfers between funds	(966,595)	701,468	5,209	(1,009,917)	3,684	(781,102)	(1,857,615)	(645,504)
Surrenders (note 6)	(93,012)	(754,376)	(5)	(11,199)	(558,345)	(110,041)	(1,079,348)	(2,718,525)
Death Benefits (note 4)	-	-	-	(8,819)	-	(3,435)	(2,958)	(12,197)
Net policy repayments (loans) (note 5)	(5,942)	11,110	603	10,063	(84,392)	62,566	(390,723)	(298,002)
Deductions for surrender charges (note 2d)	(2,392)	(15,434)	-	(835)	(8,843)	(12,231)	(48,527)	(87,178)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(177,029)	(185,028)	(25,704)	(50,065)	(376,338)	(372,921)	(698,101)	(767,065)
Asset charges (note 3)	(17,258)	(17,790)	(2,431)	(2,694)	(32,889)	(32,809)	(71,658)	(78,384)
Adjustments to maintain reserves	11	(7)	(11)	6	(19)	(231)	10	(8)

Net equity transactions	(804,909)	382,115	32,375	(1,021,365)	(542,337)	(573,128)	(2,954,856)	(2,950,680)

Net change in contract owners’ equity	(816,402)	587,365	28,166	(989,269)	(610,728)	(205,980)	(3,129,927)	(2,135,565)
Contract owners’ equity beginning of period	4,219,121	3,631,756	583,957	1,573,226	8,370,493	8,576,473	17,915,041	20,050,606

Contract owners’ equity end of period	$3,402,719	4,219,121	612,123	583,957	7,759,765	8,370,493	14,785,114	17,915,041

CHANGES IN UNITS:
Beginning units	297,463	268,094	44,508	124,010	594,818	637,840	1,268,509	1,485,855
Units purchased	36,414	102,152	4,628	5,150	53,719	59,376	100,540	129,066
Units redeemed	(91,193)	(72,783)	(2,176)	(84,652)	(91,688)	(102,398)	(307,010)	(346,412)

Ending units	242,684	297,463	46,960	44,508	556,849	594,818	1,062,039	1,268,509

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVCMC1		NVCBD1		NVLCP1		TRF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$17,269	16,767	22,400	21,024	4,977	3,073	33,510	31,344
Realized gain (loss) on investments	9,848	22,260	3,068	6,574	(1,860)	(874)	133,679	157,159
Change in unrealized gain (loss) on investments	(58,537)	(27,879)	(34,087)	9,382	(6,315)	3,999	(141,310)	118,230
Reinvested capital gains	26,474	18,017	3,537	-	1,537	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(4,946)	29,165	(5,082)	36,980	(1,661)	6,198	25,879	306,733

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	27,953	27,534	45,264	41,099	18,577	10,445	181,587	206,412
Transfers between funds	72,525	5,886	1,202	22,172	130,727	(10,828)	(37,321)	(36,862)
Surrenders (note 6)	(124,160)	(20,861)	(12,231)	(46,516)	(778)	-	(103,805)	(158,819)
Death Benefits (note 4)	-	-	-	(220)	-	(3,049)	(1,811)	(2,468)
Net policy repayments (loans) (note 5)	36,711	(35,688)	(31,781)	5,549	3,603	(15,004)	(42,134)	(7,512)
Deductions for surrender charges (note 2d)	(3,084)	(1,817)	(1,276)	(2,872)	-	(134)	(6,769)	(9,968)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(40,127)	(38,092)	(32,897)	(33,780)	(8,433)	(4,786)	(119,708)	(123,077)
Asset charges (note 3)	(3,033)	(2,995)	(3,156)	(3,170)	(697)	(520)	(10,657)	(10,760)
Adjustments to maintain reserves	3	2	4	5	-	(4)	(9)	(254)

Net equity transactions	(33,212)	(66,031)	(34,871)	(17,733)	142,999	(23,880)	(140,627)	(143,308)

Net change in contract owners’ equity	(38,158)	(36,866)	(39,953)	19,247	141,338	(17,682)	(114,748)	163,425
Contract owners’ equity beginning of period	680,709	717,575	759,029	739,782	122,377	140,059	2,765,412	2,601,987

Contract owners’ equity end of period	$642,551	680,709	719,076	759,029	263,715	122,377	2,650,664	2,765,412

CHANGES IN UNITS:
Beginning units	49,619	54,489	55,369	56,693	8,257	9,931	146,750	154,851
Units purchased	6,631	2,591	3,814	6,215	10,341	3,269	9,994	13,555
Units redeemed	(8,997)	(7,461)	(6,348)	(7,539)	(748)	(4,943)	(17,387)	(21,656)

Ending units	47,253	49,619	52,835	55,369	17,850	8,257	139,357	146,750

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GBF		CAF		GVIX2		GVIDA
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$52,900	57,242	1,134	394	13,288	10,641	124,090	143,577
Realized gain (loss) on investments	(12,051)	(49,451)	7,416	46,643	(2,595)	1,097	344,589	731,335
Change in unrealized gain (loss) on investments	(43,656)	120,506	(17,227)	(35,752)	(23,479)	(48,071)	(559,725)	(425,259)
Reinvested capital gains	-	-	16,310	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(2,807)	128,297	7,633	11,285	(12,786)	(36,333)	(91,046)	449,653

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	284,760	252,673	190,313	17,807	20,994	17,629	758,667	1,008,066
Transfers between funds	6,669	(113,207)	13,834	(248,666)	70,550	579,200	(305,043)	(962,579)
Surrenders (note 6)	(126,126)	(122,587)	-	-	(2,026)	(17,818)	(207,688)	(264,715)
Death Benefits (note 4)	(1,344)	(1,721)	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(18,363)	(6,171)	1,782	157	7,343	9,367	33,509	(48,582)
Deductions for surrender charges (note 2d)	(6,804)	(8,044)	-	-	(357)	(740)	(10,890)	(28,689)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(127,159)	(127,014)	(9,264)	(11,101)	(15,239)	(9,919)	(354,864)	(381,392)
Asset charges (note 3)	(12,060)	(11,978)	(726)	(615)	(1,672)	(1,078)	(36,189)	(36,814)
Adjustments to maintain reserves	-	29	(2)	1	(7)	2	(35)	55

Net equity transactions	(427)	(138,020)	195,937	(242,417)	79,586	576,643	(122,533)	(714,650)

Net change in contract owners’ equity	(3,234)	(9,723)	203,570	(231,132)	66,800	540,310	(213,579)	(264,997)
Contract owners’ equity beginning of period	2,950,972	2,960,695	115,084	346,216	540,310	-	8,679,230	8,944,227

Contract owners’ equity end of period	$2,947,738	2,950,972	318,654	115,084	607,110	540,310	8,465,651	8,679,230

CHANGES IN UNITS:
Beginning units	201,465	211,364	7,617	25,511	57,891	-	464,591	502,645
Units purchased	23,388	22,003	13,361	1,419	10,133	59,288	44,199	58,564
Units redeemed	(23,390)	(31,902)	(828)	(19,313)	(2,147)	(1,397)	(51,064)	(96,618)

Ending units	201,463	201,465	20,150	7,617	65,877	57,891	457,726	464,591

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVDBL2		NVDCA2		GVIDC		GVIDM
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$14,671	13,677	6,652	7,865	16,298	19,381	431,582	459,778
Realized gain (loss) on investments	7,294	7,296	22,364	18,035	1,204	41,578	623,888	398,742
Change in unrealized gain (loss) on investments	(43,466)	7,767	(48,427)	(9,722)	(47,193)	(50,040)	(2,224,696)	470,879
Reinvested capital gains	19,021	2,676	15,858	6,346	33,170	34,032	1,091,270	-

Net increase (decrease) in contract owners’ equity resulting from operations	(2,480)	31,416	(3,553)	22,524	3,479	44,951	(77,956)	1,329,399

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	68,128	76,193	22,836	19,551	48,979	53,691	847,610	1,151,902
Transfers between funds	13,572	95,675	8,083	6,942	(4,195)	(103,202)	(347,223)	1,380,169
Surrenders (note 6)	-	-	(40,429)	(22,367)	(74,506)	(424,390)	(723,702)	(686,095)
Death Benefits (note 4)	-	-	-	-	(27,408)	-	(7,249)	(54,889)
Net policy repayments (loans) (note 5)	(6,111)	(1,726)	(7,311)	(30,623)	(5,341)	9,085	(1,546)	(103,964)
Deductions for surrender charges (note 2d)	-	(14)	(2,102)	(722)	(3,014)	(16,655)	(16,107)	(42,068)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(36,109)	(37,568)	(21,592)	(25,593)	(57,785)	(65,994)	(894,268)	(926,731)
Asset charges (note 3)	(2,993)	(2,621)	(2,184)	(2,423)	(4,006)	(4,830)	(77,513)	(80,616)
Adjustments to maintain reserves	(8)	7	11	-	15	1	(4)	9

Net equity transactions	36,479	129,946	(42,688)	(55,235)	(127,261)	(552,294)	(1,220,002)	637,717

Net change in contract owners’ equity	33,999	161,362	(46,241)	(32,711)	(123,782)	(507,343)	(1,297,958)	1,967,116
Contract owners’ equity beginning of period	824,163	662,801	461,562	494,273	1,050,889	1,558,232	27,224,494	25,257,378

Contract owners’ equity end of period	$858,162	824,163	415,321	461,562	927,107	1,050,889	25,926,536	27,224,494

CHANGES IN UNITS:
Beginning units	49,253	41,426	24,147	27,206	70,838	109,123	1,574,486	1,536,403
Units purchased	4,799	10,390	1,637	2,414	3,443	4,372	51,400	152,025
Units redeemed	(2,678)	(2,563)	(3,940)	(5,473)	(11,952)	(42,657)	(121,431)	(113,942)

Ending units	51,374	49,253	21,844	24,147	62,329	70,838	1,504,455	1,574,486

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVDMA		GVDMC		MCIF		SAM
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$655,257	772,136	23,513	28,992	36,717	33,677	-	1
Realized gain (loss) on investments	1,994,247	2,167,306	57,998	40,505	71,292	265,372	-	-
Change in unrealized gain (loss) on investments	(3,798,109)	(699,211)	(148,841)	(25,796)	(406,706)	(178,048)	-	-
Reinvested capital gains	847,339	-	71,689	31,148	220,706	163,304	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(301,266)	2,240,231	4,359	74,849	(77,991)	284,305	-	1

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	3,167,802	3,725,125	87,039	109,754	290,898	207,112	609,710	780,709
Transfers between funds	(819,529)	1,153,152	(5,887)	34,524	887	(28,155)	2,392,270	337,642
Surrenders (note 6)	(2,718,689)	(5,095,147)	(199,759)	(50,060)	(155,486)	(61,454)	(3,336,069)	(1,368,016)
Death Benefits (note 4)	(40,163)	(205,854)	-	(875)	-	(1,197)	-	(240,442)
Net policy repayments (loans) (note 5)	2,277	(502,149)	5,494	(3,229)	7,964	(18,251)	1,427,134	(69,626)
Deductions for surrender charges (note 2d)	(122,545)	(137,383)	(27,531)	(9,485)	(20,397)	(4,284)	(135,435)	(35,396)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,635,969)	(1,772,561)	(104,465)	(113,020)	(105,313)	(105,081)	(622,374)	(754,070)
Asset charges (note 3)	(167,074)	(176,422)	(5,552)	(6,589)	(11,281)	(10,965)	(47,986)	(55,909)
Adjustments to maintain reserves	(17)	65	(4)	2	(10)	(253)	(3)	-

Net equity transactions	(2,333,907)	(3,011,174)	(250,665)	(38,978)	7,262	(22,528)	287,247	(1,405,108)

Net change in contract owners’ equity	(2,635,173)	(770,943)	(246,306)	35,871	(70,729)	261,777	287,247	(1,405,107)
Contract owners’ equity beginning of period	45,538,945	46,309,888	1,616,560	1,580,689	3,287,967	3,026,190	6,375,559	7,780,666

Contract owners’ equity end of period	$42,903,772	45,538,945	1,370,254	1,616,560	3,217,238	3,287,967	6,662,806	6,375,559

CHANGES IN UNITS:
Beginning units	2,498,172	2,666,396	99,372	101,772	132,344	133,282	555,262	677,636
Units purchased	159,761	282,866	5,601	9,393	13,984	9,226	252,696	99,277
Units redeemed	(287,023)	(451,090)	(20,716)	(11,793)	(13,464)	(10,164)	(227,679)	(221,651)

Ending units	2,370,910	2,498,172	84,257	99,372	132,864	132,344	580,279	555,262

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	SAM5		NVMIG1		GVDIVI		NVMLG1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	-	17,181	26,755	15,917	23,773	22,241	21,227
Realized gain (loss) on investments	-	-	(19,463)	(7,844)	(26,094)	2,455	135,749	106,033
Change in unrealized gain (loss) on investments	-	-	(149,416)	(201,228)	(50,428)	(146,950)	(405,223)	(6,956)
Reinvested capital gains	-	-	141,761	131,516	-	-	395,856	294,109

Net increase (decrease) in contract owners’ equity resulting from operations	-	-	(9,937)	(50,801)	(60,605)	(120,722)	148,623	414,413

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	1,423,521	1,787,703	191,123	142,589	73,772	54,487	240,296	283,984
Transfers between funds	(860,510)	(1,638,594)	(30,291)	2,404,831	12,275	1,458,648	249,633	(29,972)
Surrenders (note 6)	(26,819)	(111,561)	(105,740)	(54,982)	(154,893)	(47,540)	(205,786)	(101,889)
Death Benefits (note 4)	-	-	(2,045)	(2,384)	(452)	(7,248)	(4,373)	(1,218)
Net policy repayments (loans) (note 5)	31,786	30,713	(4,487)	(1,475)	52,937	(8,826)	(44,894)	(9,815)
Deductions for surrender charges (note 2d)	(652)	(863)	(6,151)	(3,743)	(5,180)	(3,219)	(17,087)	(8,199)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(76,984)	(89,831)	(105,636)	(77,271)	(53,111)	(38,374)	(162,768)	(159,914)
Asset charges (note 3)	(4,149)	(4,024)	(9,056)	(6,656)	(4,798)	(3,650)	(15,041)	(14,094)
Adjustments to maintain reserves	(3)	(3)	(15)	107	6	2,140	(1)	(4)

Net equity transactions	486,190	(26,460)	(72,298)	2,401,016	(79,444)	1,406,418	39,979	(41,121)

Net change in contract owners’ equity	486,190	(26,460)	(82,235)	2,350,215	(140,049)	1,285,696	188,602	373,292
Contract owners’ equity beginning of period	394,040	420,500	2,350,215	-	1,285,696	-	4,420,197	4,046,905

Contract owners’ equity end of period	$880,230	394,040	2,267,980	2,350,215	1,145,647	1,285,696	4,608,799	4,420,197

CHANGES IN UNITS:
Beginning units	39,404	42,050	239,927	-	141,163	-	275,599	278,656
Units purchased	204,109	236,633	20,187	258,544	10,521	153,441	32,752	25,678
Units redeemed	(155,490)	(239,279)	(27,440)	(18,617)	(19,112)	(12,278)	(30,534)	(28,735)

Ending units	88,023	39,404	232,674	239,927	132,572	141,163	277,817	275,599

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVMLV1		NVMMG1		NVMMV1		NVMMV2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$22,536	24,406	-	-	284	1,182	38,290	38,470
Realized gain (loss) on investments	116,675	274,296	158,824	196,795	(13,122)	4,302	73,365	117,783
Change in unrealized gain (loss) on investments	(380,587)	(274,189)	(691,067)	(457,958)	8,852	(13,330)	(531,170)	(364,726)
Reinvested capital gains	194,673	192,992	508,573	384,349	1,949	17,033	331,044	629,184

Net increase (decrease) in contract owners’ equity resulting from operations	(46,703)	217,505	(23,670)	123,186	(2,037)	9,187	(88,471)	420,711

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	125,425	126,211	200,732	196,809	8,017	8,365	162,530	172,694
Transfers between funds	(79,921)	(61,336)	265,385	6,844	(62,105)	2,298	350,092	179,740
Surrenders (note 6)	(186,712)	(319,957)	(154,900)	(203,218)	-	-	(134,373)	(109,846)
Death Benefits (note 4)	(10,488)	-	(1,179)	(22,630)	-	-	(1,669)	(2,174)
Net policy repayments (loans) (note 5)	(16,398)	(29,765)	(30,813)	(3,028)	22	22	(10,537)	(24,633)
Deductions for surrender charges (note 2d)	(5,781)	(7,709)	(8,909)	(13,897)	-	-	(8,346)	(7,370)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(71,125)	(77,666)	(142,037)	(138,037)	(2,246)	(1,969)	(108,606)	(103,838)
Asset charges (note 3)	(6,880)	(7,738)	(12,639)	(12,220)	(183)	(183)	(10,641)	(9,936)
Adjustments to maintain reserves	8	1	9	2	13	(4)	(11)	9

Net equity transactions	(251,872)	(377,959)	115,649	(189,375)	(56,482)	8,529	238,439	94,646

Net change in contract owners’ equity	(298,575)	(160,454)	91,979	(66,189)	(58,519)	17,716	149,968	515,357
Contract owners’ equity beginning of period	2,015,625	2,176,079	3,165,444	3,231,633	79,140	61,424	2,890,235	2,374,878

Contract owners’ equity end of period	$1,717,050	2,015,625	3,257,423	3,165,444	20,621	79,140	3,040,203	2,890,235

CHANGES IN UNITS:
Beginning units	132,374	157,943	196,566	208,774	4,684	4,259	151,863	146,022
Units purchased	9,555	10,379	26,363	19,911	730	4,914	27,851	24,444
Units redeemed	(25,495)	(35,948)	(20,277)	(32,119)	(4,159)	(4,489)	(15,225)	(18,603)

Ending units	116,434	132,374	202,652	196,566	1,255	4,684	164,489	151,863

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	SCGF		SCVF		SCF		MSBF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	-	7,964	6,581	7,830	3,736	48,817	76,831
Realized gain (loss) on investments	167,172	76,864	70,944	279,399	188,773	126,932	17,435	34,788
Change in unrealized gain (loss) on investments	(259,988)	(255,164)	(265,172)	(331,075)	(433,944)	(452,148)	(138,094)	(19,682)
Reinvested capital gains	150,392	212,527	116,165	119,867	208,774	338,641	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	57,576	34,227	(70,099)	74,772	(28,567)	17,161	(71,842)	91,937

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	122,591	60,218	59,055	79,710	116,558	174,615	153,008	167,818
Transfers between funds	(172,084)	(620)	(29,589)	(161,165)	(160,264)	(19,438)	1,968	77,581
Surrenders (note 6)	(330,740)	(37,394)	(24,819)	(121,243)	(63,615)	(97,572)	(22,963)	(111,378)
Death Benefits (note 4)	-	-	-	-	(597)	-	(7,845)	-
Net policy repayments (loans) (note 5)	(3,057)	4,183	(9,200)	(4,912)	(12,717)	(52,465)	14,041	(30,975)
Deductions for surrender charges (note 2d)	(2,730)	(3,407)	(5,556)	(4,031)	(6,221)	(6,147)	(562)	(4,526)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(55,303)	(55,491)	(40,857)	(46,683)	(86,951)	(95,856)	(104,091)	(105,108)
Asset charges (note 3)	(4,975)	(5,220)	(4,424)	(4,979)	(8,579)	(9,519)	(9,202)	(9,295)
Adjustments to maintain reserves	13	(2)	(12)	6	(5)	6	4	7

Net equity transactions	(446,285)	(37,733)	(55,402)	(263,297)	(222,391)	(106,376)	24,358	(15,876)

Net change in contract owners’ equity	(388,709)	(3,506)	(125,501)	(188,525)	(250,958)	(89,215)	(47,484)	76,061
Contract owners’ equity beginning of period	1,529,237	1,532,743	1,201,277	1,389,802	2,222,977	2,312,192	2,450,888	2,374,827

Contract owners’ equity end of period	$1,140,528	1,529,237	1,075,776	1,201,277	1,972,019	2,222,977	2,403,404	2,450,888

CHANGES IN UNITS:
Beginning units	83,939	86,497	54,707	67,737	104,414	109,490	157,797	158,838
Units purchased	6,670	5,518	3,363	4,293	6,192	10,731	16,949	16,022
Units redeemed	(28,476)	(8,076)	(5,939)	(17,323)	(16,440)	(15,807)	(15,401)	(17,063)

Ending units	62,133	83,939	52,131	54,707	94,166	104,414	159,345	157,797

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVSTB1		NVSTB2		NVOLG1		NVIDAP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$1,899	857	13,255	6,833	96,955	109,102	7,518	5,246
Realized gain (loss) on investments	(414)	(2)	553	2,908	576,503	560,849	4,553	8,310
Change in unrealized gain (loss) on investments	(1,680)	(423)	(17,108)	(6,475)	(2,208,594)	(960,985)	(17,456)	(2,646)
Reinvested capital gains	-	-	-	-	2,299,479	1,557,918	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(195)	432	(3,300)	3,266	764,343	1,266,884	(5,385)	10,910

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	16,906	40,054	16,659	16,014	866,337	842,290	183,701	154,457
Transfers between funds	26,671	2,014	97,107	(132,541)	(518,969)	138,960	32,979	32,440
Surrenders (note 6)	(18,216)	-	(577,910)	(36,653)	(665,873)	(691,369)	(554)	(470)
Death Benefits (note 4)	-	-	-	-	(15,091)	(82,173)	-	-
Net policy repayments (loans) (note 5)	-	-	575,949	49,351	(80,834)	(200,889)	(5,535)	25
Deductions for surrender charges (note 2d)	-	-	(13,488)	(2,044)	(64,725)	(42,445)	(1,060)	(225)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(8,610)	(2,972)	(34,332)	(24,457)	(632,811)	(657,278)	(51,705)	(36,229)
Asset charges (note 3)	(355)	(287)	(2,449)	(2,432)	(54,809)	(54,904)	(2,663)	(1,652)
Adjustments to maintain reserves	5	(3)	(2)	(7)	16	(7)	9	(2)

Net equity transactions	16,401	38,806	61,534	(132,769)	(1,166,759)	(747,815)	155,172	148,344

Net change in contract owners’ equity	16,206	39,238	58,234	(129,503)	(402,416)	519,069	149,787	159,254
Contract owners’ equity beginning of period	85,225	45,987	723,647	853,150	15,391,029	14,871,960	301,550	142,296

Contract owners’ equity end of period	$101,431	85,225	781,881	723,647	14,988,613	15,391,029	451,337	301,550

CHANGES IN UNITS:
Beginning units	8,276	4,500	62,885	74,505	627,642	659,843	21,483	10,658
Units purchased	4,209	4,275	15,586	10,409	34,127	51,869	15,350	13,660
Units redeemed	(2,627)	(499)	(10,293)	(22,029)	(80,158)	(84,070)	(4,424)	(2,835)

Ending units	9,858	8,276	68,178	62,885	581,611	627,642	32,409	21,483

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVDBLP		NVDCAP		NVIDCP		NVIDMP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$4,362	3,410	4,452	3,005	2,658	1,608	29,340	22,464
Realized gain (loss) on investments	1,421	1,095	4,036	5,280	(58)	19	8,184	5,886
Change in unrealized gain (loss) on investments	(11,338)	1,190	(20,240)	(4,105)	(5,812)	(1,170)	(107,875)	21,361
Reinvested capital gains	4,889	634	8,497	2,157	3,502	1,992	61,680	-

Net increase (decrease) in contract owners’ equity resulting from operations	(666)	6,329	(3,255)	6,337	290	2,449	(8,671)	49,711

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	77,450	127,597	88,839	96,289	52,761	34,134	447,412	418,436
Transfers between funds	5,265	7,350	16,839	(2,125)	15,918	15,013	11,827	53,090
Surrenders (note 6)	-	(1)	-	(282)	-	-	(90)	(192)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	24	27	7,673	9,020	(2,151)	-	600	96
Deductions for surrender charges (note 2d)	(240)	(261)	(1,351)	-	-	-	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(36,301)	(31,834)	(25,111)	(19,958)	(10,643)	(7,645)	(106,840)	(86,991)
Asset charges (note 3)	(1,667)	(1,218)	(1,726)	(1,089)	(528)	(329)	(9,432)	(6,780)
Adjustments to maintain reserves	(3)	3	11	(1)	(6)	(1)	3	(6)

Net equity transactions	44,528	101,663	85,174	81,854	55,351	41,172	343,480	377,653

Net change in contract owners’ equity	43,862	107,992	81,919	88,191	55,641	43,621	334,809	427,364
Contract owners’ equity beginning of period	192,589	84,597	164,612	76,421	98,811	55,190	1,257,446	830,082

Contract owners’ equity end of period	$236,451	192,589	246,531	164,612	154,452	98,811	1,592,255	1,257,446

CHANGES IN UNITS:
Beginning units	15,689	7,215	12,559	6,143	8,847	5,143	98,769	68,660
Units purchased	6,652	11,287	8,571	8,263	6,101	4,429	38,422	37,974
Units redeemed	(3,077)	(2,813)	(2,247)	(1,847)	(1,181)	(725)	(11,930)	(7,865)

Ending units	19,264	15,689	18,883	12,559	13,767	8,847	125,261	98,769

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVDMAP		NVDMCP		NVTIV3		EIF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$14,465	11,318	4,056	3,515	41,562	86,356	54,058	60,945
Realized gain (loss) on investments	8,003	18,457	185	462	688	37,102	181,277	187,166
Change in unrealized gain (loss) on investments	(43,764)	(4,118)	(15,073)	281	(229,945)	(410,687)	(453,306)	56,909
Reinvested capital gains	14,534	-	10,803	3,221	101,785	91,602	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(6,762)	25,657	(29)	7,479	(85,910)	(195,627)	(217,971)	305,020

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	290,564	200,411	53,591	42,178	189,325	213,901	184,043	196,829
Transfers between funds	10,067	127,132	(14)	16,474	38,783	(57,363)	(61,639)	(15,082)
Surrenders (note 6)	(1,393)	(37,299)	-	-	(102,234)	(111,330)	(113,673)	(124,546)
Death Benefits (note 4)	-	-	-	-	(1,933)	(2,403)	(879)	(1,182)
Net policy repayments (loans) (note 5)	(379)	279	-	-	7,903	4,476	(27,808)	(28,433)
Deductions for surrender charges (note 2d)	(1,632)	(2,456)	-	-	(5,989)	(8,798)	(8,846)	(7,407)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(89,854)	(60,975)	(20,354)	(17,733)	(96,862)	(108,930)	(130,074)	(139,420)
Asset charges (note 3)	(5,078)	(3,501)	(1,219)	(983)	(8,505)	(9,369)	(12,014)	(12,983)
Adjustments to maintain reserves	5	(6)	5	(7)	(10)	(101)	(4)	9

Net equity transactions	202,300	223,585	32,009	39,929	20,478	(79,917)	(170,894)	(132,215)

Net change in contract owners’ equity	195,538	249,242	31,980	47,408	(65,432)	(275,544)	(388,865)	172,805
Contract owners’ equity beginning of period	633,601	384,359	180,061	132,653	2,145,648	2,421,192	3,574,810	3,402,005

Contract owners’ equity end of period	$829,139	633,601	212,041	180,061	2,080,216	2,145,648	3,185,945	3,574,810

CHANGES IN UNITS:
Beginning units	47,106	30,035	15,086	11,656	134,015	138,906	184,724	191,912
Units purchased	22,472	25,175	4,440	5,035	14,503	144,910	11,319	12,890
Units redeemed	(7,570)	(8,104)	(1,789)	(1,605)	(13,314)	(149,801)	(20,347)	(20,078)

Ending units	62,008	47,106	17,737	15,086	135,204	134,015	175,696	184,724

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVRE1		NVLCAP		NVLMP		NVSIX2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$119,453	132,731	577	322	2,211	1,486	2,320	1,401
Realized gain (loss) on investments	(128,284)	26,026	(1,058)	35	2,011	1,075	(367)	3,959
Change in unrealized gain (loss) on investments	(888,796)	(170,268)	(1,316)	(707)	(6,712)	(2,316)	(27,790)	(3,540)
Reinvested capital gains	656,482	1,122,791	1,098	539	1,382	945	15,048	5,642

Net increase (decrease) in contract owners’ equity resulting from operations	(241,145)	1,111,280	(699)	189	(1,108)	1,190	(10,789)	7,462

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	349,206	417,998	12,459	2,907	27,665	34,238	22,404	24,034
Transfers between funds	(131,819)	28,306	3,469	15,946	(2,789)	17,949	52,805	35,451
Surrenders (note 6)	(339,237)	(270,423)	(10,584)	-	-	-	-	(12,943)
Death Benefits (note 4)	-	(7,626)	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(64,160)	(18,341)	-	-	-	-	(461)	-
Deductions for surrender charges (note 2d)	(23,318)	(16,494)	(736)	-	(239)	-	-	(1,350)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(205,420)	(209,211)	(1,086)	(874)	(12,599)	(8,943)	(8,386)	(4,808)
Asset charges (note 3)	(17,997)	(17,817)	(101)	(58)	(814)	(592)	(775)	(523)
Adjustments to maintain reserves	3	(139)	(9)	3	(1)	4	(1)	(3)

Net equity transactions	(432,742)	(93,747)	3,412	17,924	11,223	42,656	65,586	39,858

Net change in contract owners’ equity	(673,887)	1,017,533	2,713	18,113	10,115	43,846	54,797	47,320
Contract owners’ equity beginning of period	4,889,430	3,871,897	18,113	-	104,635	60,789	152,006	104,686

Contract owners’ equity end of period	$4,215,543	4,889,430	20,826	18,113	114,750	104,635	206,803	152,006

CHANGES IN UNITS:
Beginning units	310,416	316,816	1,532	-	9,110	5,403	11,466	8,256
Units purchased	28,547	40,908	1,366	1,611	4,337	4,539	5,665	4,784
Units redeemed	(56,181)	(47,308)	(1,082)	(79)	(3,284)	(832)	(731)	(1,574)

Ending units	282,782	310,416	1,816	1,532	10,163	9,110	16,400	11,466

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVEX1		NOTB3		NOTG3		NOTMG3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$52,368	20,073	830	444	1,611	1,423	1,219	805
Realized gain (loss) on investments	27,542	8,284	(44)	726	2,945	319	89	316
Change in unrealized gain (loss) on investments	(90,982)	72,157	(6,042)	(1,055)	(15,259)	(211)	(10,326)	(969)
Reinvested capital gains	35,744	-	1,658	315	539	-	2,118	825

Net increase (decrease) in contract owners’ equity resulting from operations	24,672	100,514	(3,598)	430	(10,164)	1,531	(6,900)	977

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	1,246,087	160,237	29,794	15,165	30,312	57,092	37,524	19,097
Transfers between funds	502,488	484,033	22,564	24,428	(5,233)	27,893	16,738	22,218
Surrenders (note 6)	(6,845)	85	-	(251)	-	-	-	-
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(8,686)	(8,715)	-	-	(29,750)	-	-	-
Deductions for surrender charges (note 2d)	(3,369)	-	-	-	-	-	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(107,549)	(39,038)	(7,275)	(3,989)	(10,279)	(6,122)	(13,610)	(7,301)
Asset charges (note 3)	(10,070)	(2,689)	(383)	(192)	(881)	(698)	(646)	(451)
Adjustments to maintain reserves	(4)	-	(6)	4	16	(4)	1	(7)

Net equity transactions	1,612,052	593,913	44,694	35,165	(15,815)	78,161	40,007	33,556

Net change in contract owners’ equity	1,636,724	694,427	41,096	35,595	(25,979)	79,692	33,107	34,533
Contract owners’ equity beginning of period	1,155,236	460,809	41,925	6,330	142,883	63,191	70,547	36,014

Contract owners’ equity end of period	$2,791,960	1,155,236	83,021	41,925	116,904	142,883	103,654	70,547

CHANGES IN UNITS:
Beginning units	86,100	38,933	3,942	613	12,941	5,791	6,442	3,379
Units purchased	129,720	51,148	6,105	3,723	3,497	7,854	4,992	3,772
Units redeemed	(10,127)	(3,981)	(1,870)	(394)	(4,775)	(704)	(1,315)	(709)

Ending units	205,693	86,100	8,177	3,942	11,663	12,941	10,119	6,442

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	ALVSVA		ACVIP2		ACVMV1		DVSCS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$15,092	11,244	55,501	35,613	47,840	31,015	24,902	20,155
Realized gain (loss) on investments	85,089	57,660	(220,407)	(51,501)	99,186	159,566	176,249	225,090
Change in unrealized gain (loss) on investments	(514,416)	(106,302)	107,808	9,771	(308,970)	44,126	(497,496)	(270,613)
Reinvested capital gains	306,755	185,457	-	60,462	128,329	165,850	222,004	191,419

Net increase (decrease) in contract owners’ equity resulting from operations	(107,480)	148,059	(57,098)	54,345	(33,615)	400,557	(74,341)	166,051

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	194,807	63,721	94,566	99,514	180,887	227,828	185,116	201,638
Transfers between funds	167,482	147,365	(767,500)	1,191,725	354,946	102,879	(105,066)	(213,139)
Surrenders (note 6)	(144,802)	(30,951)	(318,151)	(194,364)	(181,501)	(179,093)	(210,242)	(118,467)
Death Benefits (note 4)	(2,648)	-	(64,648)	-	-	(23,350)	(3,925)	(1,148)
Net policy repayments (loans) (note 5)	(24,188)	(3,569)	42,678	(16,384)	13,525	(42,718)	(2,108)	(13,111)
Deductions for surrender charges (note 2d)	(2,805)	(5,902)	(7,029)	(10,877)	(6,446)	(10,470)	(19,954)	(4,122)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(43,181)	(37,336)	(116,561)	(106,220)	(95,672)	(95,145)	(122,416)	(132,113)
Asset charges (note 3)	(4,518)	(3,828)	(10,142)	(9,673)	(9,040)	(8,486)	(12,364)	(13,093)
Adjustments to maintain reserves	4	(3)	3	-	-	(150)	(13)	15

Net equity transactions	140,151	129,497	(1,146,784)	953,721	256,699	(28,705)	(290,972)	(293,540)

Net change in contract owners’ equity	32,671	277,556	(1,203,882)	1,008,066	223,084	371,852	(365,313)	(127,489)
Contract owners’ equity beginning of period	1,884,714	1,607,158	2,964,387	1,956,321	2,769,108	2,397,256	3,601,102	3,728,591

Contract owners’ equity end of period	$1,917,385	1,884,714	1,760,505	2,964,387	2,992,192	2,769,108	3,235,789	3,601,102

CHANGES IN UNITS:
Beginning units	101,218	94,251	202,867	138,298	101,437	102,237	152,932	166,456
Units purchased	17,508	11,978	7,458	88,726	15,724	13,519	9,742	10,580
Units redeemed	(9,777)	(5,011)	(86,797)	(24,157)	(5,959)	(14,319)	(21,979)	(24,104)

Ending units	108,949	101,218	123,528	202,867	111,202	101,437	140,695	152,932

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	DCAP		FQB		FNRS2		FEIS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$28,187	33,742	61,374	61,790	29,171	24,493	137,060	125,528
Realized gain (loss) on investments	112,557	109,023	(7,357)	6,588	(67,114)	300,385	218,481	139,112
Change in unrealized gain (loss) on investments	(259,994)	(50,056)	(52,185)	(8,056)	(711,259)	(841,109)	(953,919)	34,393
Reinvested capital gains	86,487	49,683	-	-	89,970	50,099	417,270	62,467

Net increase (decrease) in contract owners’ equity resulting from operations	(32,763)	142,392	1,832	60,322	(659,232)	(466,132)	(181,108)	361,500

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	119,443	101,575	94,968	159,255	177,753	265,232	319,095	332,657
Transfers between funds	(236,778)	(141,375)	(464,218)	(44,750)	202,847	(1,260,771)	(100,119)	134,487
Surrenders (note 6)	(22,164)	(109,394)	(11,548)	664	(68,054)	(235,729)	(116,353)	(162,243)
Death Benefits (note 4)	-	-	(64,681)	(2,456)	-	-	(3,838)	-
Net policy repayments (loans) (note 5)	(18,232)	(30,201)	49,052	(9,993)	(6,492)	(5,229)	(74,031)	(31,114)
Deductions for surrender charges (note 2d)	(1,527)	(1,552)	(510)	(135)	(29,940)	(15,242)	(9,337)	(11,887)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(53,401)	(57,683)	(54,078)	(62,525)	(107,309)	(162,374)	(188,207)	(196,204)
Asset charges (note 3)	(6,038)	(6,722)	(4,895)	(5,676)	(9,233)	(13,218)	(15,882)	(16,167)
Adjustments to maintain reserves	(1)	(5)	(4)	10	(19)	(28)	(6)	1

Net equity transactions	(218,698)	(245,357)	(455,914)	34,394	159,553	(1,427,359)	(188,678)	49,530

Net change in contract owners’ equity	(251,461)	(102,965)	(454,082)	94,716	(499,679)	(1,893,491)	(369,786)	411,030
Contract owners’ equity beginning of period	1,764,786	1,867,751	1,618,909	1,524,193	3,078,848	4,972,339	4,582,610	4,171,580

Contract owners’ equity end of period	$1,513,325	1,764,786	1,164,827	1,618,909	2,579,169	3,078,848	4,212,824	4,582,610

CHANGES IN UNITS:
Beginning units	85,970	98,348	102,217	99,887	155,584	219,194	248,943	246,209
Units purchased	11,122	5,577	6,863	14,421	24,585	15,737	19,532	27,145
Units redeemed	(21,506)	(17,955)	(35,354)	(12,091)	(15,712)	(79,347)	(29,865)	(24,411)

Ending units	75,586	85,970	73,726	102,217	164,457	155,584	238,610	248,943

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FF10S		FF20S		FF30S		FGS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$16,605	15,008	48,877	42,408	50,224	43,563	5,930	2,882
Realized gain (loss) on investments	10,306	16,067	110,337	174,659	105,371	117,062	131,614	198,770
Change in unrealized gain (loss) on investments	(32,270)	(4,464)	(187,639)	(132,523)	(180,197)	(81,754)	(12,486)	97,571
Reinvested capital gains	2,763	15,343	11,897	49,002	16,063	55,982	96,205	-

Net increase (decrease) in contract owners’ equity resulting from operations	(2,596)	41,954	(16,528)	133,546	(8,539)	134,853	221,263	299,223

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	27,137	23,464	183,496	250,686	345,715	380,095	294,975	263,107
Transfers between funds	(6)	(20,656)	1,526	23,859	(87,955)	(55,774)	546,322	199,582
Surrenders (note 6)	-	614	(125,097)	(3,157)	(102,472)	(59,038)	(53,947)	(104,797)
Death Benefits (note 4)	-	-	(116,877)	-	-	-	(4,433)	-
Net policy repayments (loans) (note 5)	(388)	(1,625)	187,145	(341,084)	(35,195)	(20,346)	(69,998)	(127,671)
Deductions for surrender charges (note 2d)	-	7,356	(2,821)	(5,444)	(4,609)	(3,678)	(19,241)	(11,586)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(52,706)	(34,597)	(96,706)	(99,250)	(130,143)	(135,463)	(194,209)	(156,759)
Asset charges (note 3)	(3,636)	(3,406)	(9,540)	(9,623)	(12,979)	(12,707)	(13,063)	(11,613)
Adjustments to maintain reserves	(3)	30	5	1	(9)	20	47	778

Net equity transactions	(29,602)	(28,820)	21,131	(184,012)	(27,647)	93,109	486,453	51,041

Net change in contract owners’ equity	(32,198)	13,134	4,603	(50,466)	(36,186)	227,962	707,716	350,264
Contract owners’ equity beginning of period	982,182	969,048	2,690,950	2,741,416	2,978,108	2,750,146	3,041,593	2,691,329

Contract owners’ equity end of period	$949,984	982,182	2,695,553	2,690,950	2,941,922	2,978,108	3,749,309	3,041,593

CHANGES IN UNITS:
Beginning units	55,145	56,774	145,778	155,439	154,585	149,692	143,123	140,810
Units purchased	1,510	1,638	22,730	16,750	18,455	24,993	38,938	22,858
Units redeemed	(3,151)	(3,267)	(21,944)	(26,411)	(19,819)	(20,100)	(17,259)	(20,545)

Ending units	53,504	55,145	146,564	145,778	153,221	154,585	164,802	143,123

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FIGBS		FMCS		FOS		FVSS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$115,175	105,270	32,615	13,715	26,807	-	2,361	2,312
Realized gain (loss) on investments	5,254	(4,816)	493,509	258,590	(15,181)	-	60,273	16,525
Change in unrealized gain (loss) on investments	(155,053)	151,424	(1,614,799)	40,602	(138,709)	-	(75,037)	(3,585)
Reinvested capital gains	3,877	1,797	1,006,027	199,627	2,111	-	195	-

Net increase (decrease) in contract owners’ equity resulting from operations	(30,747)	253,675	(82,648)	512,534	(124,972)	-	(12,208)	15,252

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	355,071	386,637	467,737	478,906	105,671	-	8,839	9,327
Transfers between funds	(156,436)	303,965	(219,439)	(334,079)	2,137,547	-	(2,539)	64,232
Surrenders (note 6)	(310,503)	(174,831)	(760,847)	(267,104)	(61,822)	-	(3,903)	(18,153)
Death Benefits (note 4)	(66,022)	(10,330)	(32,253)	(5,161)	(504)	-	(20,580)	-
Net policy repayments (loans) (note 5)	25,955	785	19,342	(57,512)	34,300	-	(264)	113
Deductions for surrender charges (note 2d)	(5,894)	(3,652)	(28,858)	(12,339)	(1,581)	-	136	(879)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(188,829)	(176,055)	(317,612)	(301,624)	(56,686)	-	(8,747)	(8,755)
Asset charges (note 3)	(17,179)	(17,067)	(27,126)	(27,834)	(5,376)	-	(782)	(879)
Adjustments to maintain reserves	8	18	(13)	20	(3)	-	14	(14)

Net equity transactions	(363,829)	309,470	(899,069)	(526,727)	2,151,546	-	(27,826)	44,992

Net change in contract owners’ equity	(394,576)	563,145	(981,717)	(14,193)	2,026,574	-	(40,034)	60,244
Contract owners’ equity beginning of period	4,894,243	4,331,098	8,609,359	8,623,552	-	-	250,790	190,546

Contract owners’ equity end of period	$4,499,667	4,894,243	7,627,642	8,609,359	2,026,574	-	210,756	250,790

CHANGES IN UNITS:
Beginning units	311,903	291,896	340,307	361,990	-	-	12,114	9,820
Units purchased	25,117	49,483	19,066	21,397	224,590	-	429	3,940
Units redeemed	(48,225)	(29,476)	(53,281)	(43,080)	(10,269)	-	(2,042)	(1,646)

Ending units	288,795	311,903	306,092	340,307	214,321	-	10,501	12,114

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FTVIS2		FTVRDI		FTVSVI		FTVDM2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$107,044	187,264	40,838	37,021	43,164	42,036	25,492	23,415
Realized gain (loss) on investments	1,573	273,913	152,476	143,353	277,753	240,143	(68,466)	2,143
Change in unrealized gain (loss) on investments	(270,255)	(235,700)	(526,789)	(27,982)	(1,341,639)	(602,420)	(367,525)	(108,606)
Reinvested capital gains	-	-	254,172	45,885	684,810	365,711	162,337	-

Net increase (decrease) in contract owners’ equity resulting from operations	(161,638)	225,477	(79,303)	198,277	(335,912)	45,470	(248,162)	(83,048)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	147,230	154,740	91,242	149,388	207,133	234,040	94,569	73,416
Transfers between funds	(60,504)	158,152	(210,452)	(81,979)	(92,622)	(10,924)	(152,352)	1,533,785
Surrenders (note 6)	(229,812)	(1,349,388)	(69,895)	(180,090)	(326,860)	(182,856)	(56,949)	(23,977)
Death Benefits (note 4)	(33,400)	-	(597)	-	(21,406)	(8,419)	-	-
Net policy repayments (loans) (note 5)	29,012	(113,724)	(30,996)	(10,049)	(5,399)	15,879	(5,752)	(14,796)
Deductions for surrender charges (note 2d)	(4,421)	(64,724)	(2,556)	(5,031)	(9,836)	148	(3,763)	(2,143)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(104,368)	(130,102)	(87,710)	(95,303)	(160,190)	(165,661)	(61,228)	(52,016)
Asset charges (note 3)	(8,380)	(10,500)	(7,001)	(8,108)	(15,600)	(16,900)	(4,370)	(3,703)
Adjustments to maintain reserves	11	(10)	6	(11)	5	3	3	(2)

Net equity transactions	(264,632)	(1,355,556)	(317,959)	(231,183)	(424,775)	(134,690)	(189,842)	1,510,564

Net change in contract owners’ equity	(426,270)	(1,130,079)	(397,262)	(32,906)	(760,687)	(89,220)	(438,004)	1,427,516
Contract owners’ equity beginning of period	2,464,998	3,595,077	2,534,009	2,566,915	5,011,905	5,101,125	1,427,516	-

Contract owners’ equity end of period	$2,038,728	2,464,998	2,136,747	2,534,009	4,251,218	5,011,905	989,512	1,427,516

CHANGES IN UNITS:
Beginning units	143,355	218,727	119,716	132,192	222,216	228,169	151,392	-
Units purchased	9,157	18,353	4,989	7,729	10,548	12,569	11,423	161,007
Units redeemed	(24,949)	(93,725)	(20,187)	(20,205)	(29,687)	(18,522)	(32,289)	(9,615)

Ending units	127,563	143,355	104,518	119,716	203,077	222,216	130,526	151,392

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	TIF2		FTVGI2		FTVFA2		AMTB
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$63,447	40,067	230,534	158,546	39,287	38,950	21,011	21,939
Realized gain (loss) on investments	(46,066)	(4,410)	(32,746)	(6,025)	12,253	21,649	(5,301)	(43,822)
Change in unrealized gain (loss) on investments	(207,527)	(311,685)	(342,034)	(125,782)	(130,847)	(22,658)	(13,808)	29,770
Reinvested capital gains	64,803	-	14,973	-	2,148	1,188	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(125,343)	(276,028)	(129,273)	26,739	(77,159)	39,129	1,902	7,887

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	130,301	89,390	119,628	91,207	67,261	73,410	81,185	77,495
Transfers between funds	37,632	2,234,994	4,021	3,117,433	(111,663)	6,946	173,602	25,938
Surrenders (note 6)	(102,994)	(27,775)	(52,183)	(85,443)	(13,241)	(14,654)	(17,763)	(60,710)
Death Benefits (note 4)	-	(6,028)	-	-	-	-	-	(5,035)
Net policy repayments (loans) (note 5)	(26,117)	(16,192)	13,093	(9,811)	(7,077)	(36,635)	(50,217)	(530,877)
Deductions for surrender charges (note 2d)	(7,422)	(2,296)	(5,534)	(1,363)	(1,675)	(1,868)	(2,310)	(3,127)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(76,861)	(56,264)	(102,700)	(73,774)	(26,067)	(29,340)	(60,803)	(64,025)
Asset charges (note 3)	(6,928)	(5,187)	(10,728)	(7,756)	(4,830)	(5,204)	(5,099)	(5,730)
Adjustments to maintain reserves	7	(7)	(6)	4	(2)	(7)	(3)	10

Net equity transactions	(52,382)	2,210,635	(34,409)	3,030,497	(97,294)	(7,352)	118,592	(566,061)

Net change in contract owners’ equity	(177,725)	1,934,607	(163,682)	3,057,236	(174,453)	31,777	120,494	(558,174)
Contract owners’ equity beginning of period	1,934,607	-	3,057,236	-	1,391,959	1,360,182	1,261,353	1,819,527

Contract owners’ equity end of period	$1,756,882	1,934,607	2,893,554	3,057,236	1,217,506	1,391,959	1,381,847	1,261,353

CHANGES IN UNITS:
Beginning units	221,480	-	303,125	-	100,743	101,247	103,745	150,567
Units purchased	18,357	233,499	20,805	319,709	5,070	5,747	23,228	9,922
Units redeemed	(24,740)	(12,019)	(24,130)	(16,584)	(11,859)	(6,251)	(13,526)	(56,744)

Ending units	215,097	221,480	299,800	303,125	93,954	100,743	113,447	103,745

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	AMMCGS		AMSRS		OVGS		OVIG
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	-	5,511	3,773	49,591	42,229	290	1
Realized gain (loss) on investments	(21)	-	121,984	76,147	(12,507)	(17,495)	(227)	(228)
Change in unrealized gain (loss) on investments	(9,251)	-	(217,964)	23,485	(138,414)	(123,928)	(1,625)	(443)
Reinvested capital gains	-	-	87,125	-	247,233	172,282	1,768	1

Net increase (decrease) in contract owners’ equity resulting from operations	(9,272)	-	(3,344)	103,405	145,903	73,088	206	(669)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	1,038	-	71,615	82,288	267,412	183,580	6,404	5,510
Transfers between funds	227,729	-	(144,040)	48,026	(74,292)	3,609,537	110,440	17,065
Surrenders (note 6)	-	-	(57,795)	(78,338)	(113,381)	(28,395)	-	-
Death Benefits (note 4)	-	-	-	(15,512)	(5,273)	(1,583)	-	-
Net policy repayments (loans) (note 5)	(541)	-	13,240	(7,432)	(64,525)	(50,717)	181	-
Deductions for surrender charges (note 2d)	-	-	(2,361)	(3,947)	(12,707)	(5,377)	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(938)	-	(42,578)	(45,522)	(162,050)	(110,355)	(3,211)	(317)
Asset charges (note 3)	(113)	-	(3,770)	(3,919)	(15,391)	(10,308)	(281)	(21)
Adjustments to maintain reserves	3	-	(1)	(10)	(2)	10	1	1

Net equity transactions	227,178	-	(165,690)	(24,366)	(180,209)	3,586,392	113,534	22,238

Net change in contract owners’ equity	217,906	-	(169,034)	79,039	(34,306)	3,659,480	113,740	21,569
Contract owners’ equity beginning of period	-	-	1,102,469	1,023,430	3,659,480	-	21,569	-

Contract owners’ equity end of period	$217,906	-	933,435	1,102,469	3,625,174	3,659,480	135,309	21,569

CHANGES IN UNITS:
Beginning units	-	-	51,011	52,270	243,058	-	2,370	-
Units purchased	22,877	-	3,479	6,938	19,642	257,374	12,375	2,406
Units redeemed	(178)	-	(11,099)	(8,197)	(31,057)	(14,316)	(371)	(36)

Ending units	22,699	-	43,391	51,011	231,643	243,058	14,374	2,370

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	OVGI		OVSC		OVSB		PMVAAA
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$40,403	33,961	21,355	16,453	21,980	16,801	13,349	19,298
Realized gain (loss) on investments	279,666	182,291	130,968	146,280	(3,600)	(7,437)	(11,570)	(922)
Change in unrealized gain (loss) on investments	(839,730)	124,656	(661,649)	(207,149)	(27,267)	3,480	(38,548)	(21,398)
Reinvested capital gains	659,718	82,091	352,479	264,328	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	140,057	422,999	(156,847)	219,912	(8,887)	12,844	(36,769)	(3,022)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	268,471	285,976	206,335	125,462	36,696	37,611	56,474	105,153
Transfers between funds	64,445	(10,317)	559,529	124,832	18,339	(220,912)	(31,273)	27,899
Surrenders (note 6)	(188,426)	(190,077)	(63,064)	(92,285)	(9,499)	(9,129)	(948)	-
Death Benefits (note 4)	(2,074)	(2,783)	-	(29,559)	-	-	-	-
Net policy repayments (loans) (note 5)	(42,458)	(442)	(125,456)	(16,183)	(57)	(1,148)	(200)	(122)
Deductions for surrender charges (note 2d)	(13,590)	(16,122)	(6,402)	(4,133)	(665)	(557)	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(188,234)	(178,834)	(97,406)	(75,396)	(22,477)	(26,313)	(19,202)	(20,083)
Asset charges (note 3)	(16,121)	(15,743)	(7,975)	(6,932)	(1,514)	(1,653)	(2,000)	(1,650)
Adjustments to maintain reserves	2	3	20	(24)	2	3	(6)	7

Net equity transactions	(117,985)	(128,339)	465,581	25,782	20,825	(222,098)	2,845	111,204

Net change in contract owners’ equity	22,072	294,660	308,734	245,694	11,938	(209,254)	(33,924)	108,182
Contract owners’ equity beginning of period	4,339,657	4,044,997	2,189,817	1,944,123	371,046	580,300	391,932	283,750

Contract owners’ equity end of period	$4,361,729	4,339,657	2,498,551	2,189,817	382,984	371,046	358,008	391,932

CHANGES IN UNITS:
Beginning units	215,290	222,150	87,944	87,394	35,491	57,082	36,285	26,394
Units purchased	24,958	17,045	33,010	11,098	5,410	3,776	7,946	12,223
Units redeemed	(30,833)	(23,905)	(14,321)	(10,548)	(3,421)	(25,367)	(7,814)	(2,332)

Ending units	209,415	215,290	106,633	87,944	37,480	35,491	36,417	36,285

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	PMVRSA		PMVFBA		PMVLDA		PMVTRA
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$1,187	71	11,394	38,404	92,278	31,875	58,448	25,529
Realized gain (loss) on investments	(1,765)	(1,847)	(33,396)	(56,942)	(2,271)	10,397	(7,918)	(25,310)
Change in unrealized gain (loss) on investments	(6,986)	(5,726)	(35,435)	144,299	(80,265)	(18,720)	(59,298)	50,071
Reinvested capital gains	-	-	3,659	2,425	-	-	13,360	-

Net increase (decrease) in contract owners’ equity resulting from operations	(7,564)	(7,502)	(53,778)	128,186	9,742	23,552	4,592	50,290

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	7,654	589	59,654	224,627	184,628	204,526	199,173	117,264
Transfers between funds	3,296	46,575	793,115	(2,245,699)	204,075	167,867	131,240	(202,097)
Surrenders (note 6)	-	(10,686)	(240,925)	(116,450)	(343,430)	(92,368)	(140,248)	(129)
Death Benefits (note 4)	-	-	(2,090)	-	(670)	(826)	-	-
Net policy repayments (loans) (note 5)	-	-	(14,992)	(8,992)	(42,659)	(32,700)	13,737	(14,996)
Deductions for surrender charges (note 2d)	-	(830)	(1,122)	(10,167)	(4,738)	(5,687)	(23,878)	(27)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,386)	(377)	(31,946)	(92,606)	(121,049)	(125,588)	(57,193)	(58,410)
Asset charges (note 3)	(86)	(35)	(2,864)	(8,239)	(9,128)	(9,574)	(4,172)	(4,308)
Adjustments to maintain reserves	6	(4)	(140)	105	(134)	(62)	(168)	(78)

Net equity transactions	9,484	35,232	558,690	(2,257,421)	(133,105)	105,588	118,491	(162,781)

Net change in contract owners’ equity	1,920	27,730	504,912	(2,129,235)	(123,363)	129,140	123,083	(112,491)
Contract owners’ equity beginning of period	27,730	-	814,753	2,943,988	2,789,995	2,660,855	1,120,910	1,233,401

Contract owners’ equity end of period	$29,650	27,730	1,319,665	814,753	2,666,632	2,789,995	1,243,993	1,120,910

CHANGES IN UNITS:
Beginning units	3,732	-	63,127	229,016	222,542	214,043	98,968	113,551
Units purchased	2,462	5,103	51,961	18,054	17,974	33,309	30,370	19,733
Units redeemed	(823)	(1,371)	(5,047)	(183,943)	(28,469)	(24,810)	(19,979)	(34,316)

Ending units	5,371	3,732	110,041	63,127	212,047	222,542	109,359	98,968

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	PVGIB		PVTVB		ACEG		AVMCCI
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$270	192	31	19	-	240	57	8
Realized gain (loss) on investments	4	-	63	122	30,757	39,580	(2,164)	388
Change in unrealized gain (loss) on investments	(1,418)	1,303	(700)	69	(3,279)	14,950	73	(2,547)
Reinvested capital gains	-	-	420	48	3,234	-	1,518	2,284

Net increase (decrease) in contract owners’ equity resulting from operations	(1,144)	1,495	(186)	258	30,712	54,770	(516)	133

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	-	-	230	230	52,819	30,661	691	26,813
Transfers between funds	-	-	178	100	27,990	90,475	(6,723)	(22,087)
Surrenders (note 6)	-	-	-	-	(37,527)	(4,980)	-	(23,316)
Death Benefits (note 4)	-	-	-	-	-	(1,534)	-	-
Net policy repayments (loans) (note 5)	-	-	(62)	(69)	(1,659)	(13,161)	(4)	(8)
Deductions for surrender charges (note 2d)	-	-	-	-	(1,346)	(579)	-	(1,558)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(127)	(163)	(162)	(205)	(25,105)	(24,241)	(1,061)	(837)
Asset charges (note 3)	(39)	(59)	(11)	(16)	(2,158)	(2,178)	(76)	(55)
Adjustments to maintain reserves	6	1	2	(3)	3	7	9	(10)

Net equity transactions	(160)	(221)	175	37	13,017	74,470	(7,164)	(21,058)

Net change in contract owners’ equity	(1,304)	1,274	(11)	295	43,729	129,240	(7,680)	(20,925)
Contract owners’ equity beginning of period	15,327	14,053	2,883	2,588	643,748	514,508	16,551	37,476

Contract owners’ equity end of period	$14,023	15,327	2,872	2,883	687,477	643,748	8,871	16,551

CHANGES IN UNITS:
Beginning units	851	864	131	129	43,448	37,656	1,223	2,892
Units purchased	-	-	18	16	6,172	9,087	54	1,182
Units redeemed	(9)	(13)	(10)	(14)	(5,433)	(3,295)	(594)	(2,851)

Ending units	842	851	139	131	44,187	43,448	683	1,223

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	RVARS		TRHSP		TRHS2		VWHA
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$8,712	-	-	-	-	-	362	1,918
Realized gain (loss) on investments	61,757	7,009	112,191	9,291	567,571	400,793	(101,115)	175,065
Change in unrealized gain (loss) on investments	(49,493)	53,572	(82,256)	35,573	(453,764)	281,392	(366,440)	(397,437)
Reinvested capital gains	-	-	54,934	32,289	369,308	303,253	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	20,976	60,581	84,869	77,153	483,115	985,438	(467,193)	(220,454)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	91,240	61,668	181,664	201,632	315,714	240,103	129,126	250,848
Transfers between funds	(1,082,817)	1,238,588	(47,254)	49,974	425,212	(8,561)	395,284	(585,920)
Surrenders (note 6)	(22,816)	(18,656)	(215)	(8,493)	(271,096)	(114,013)	(34,298)	(135,430)
Death Benefits (note 4)	-	-	-	-	-	-	-	(8,061)
Net policy repayments (loans) (note 5)	1,597	(643)	(46,186)	-	(59,754)	(16,294)	(1,667)	(13,782)
Deductions for surrender charges (note 2d)	(6,681)	(4,275)	(262)	(3,400)	(29,475)	(1,279)	(3,293)	(13,144)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(85,726)	(49,533)	(49,122)	(26,929)	(104,444)	(89,462)	(71,322)	(126,362)
Asset charges (note 3)	(7,053)	(4,399)	(3,476)	(1,346)	(11,807)	(8,625)	(5,679)	(11,121)
Adjustments to maintain reserves	5	3	4	(4)	(12)	(7)	3	(1)

Net equity transactions	(1,112,251)	1,222,753	35,153	211,434	264,338	1,862	408,154	(642,973)

Net change in contract owners’ equity	(1,091,275)	1,283,334	120,022	288,587	747,453	987,300	(59,039)	(863,427)
Contract owners’ equity beginning of period	1,303,325	19,991	451,399	162,812	4,238,528	3,251,228	1,293,818	2,157,245

Contract owners’ equity end of period	$212,050	1,303,325	571,421	451,399	4,985,981	4,238,528	1,234,779	1,293,818

CHANGES IN UNITS:
Beginning units	124,585	2,000	20,677	9,812	139,529	140,445	147,317	198,708
Units purchased	11,273	130,476	12,172	18,951	19,376	7,474	83,008	24,969
Units redeemed	(115,956)	(7,891)	(9,636)	(8,086)	(12,969)	(8,390)	(19,077)	(76,360)

Ending units	19,902	124,585	23,213	20,677	145,936	139,529	211,248	147,317

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WRASP		WRBP		WRBDP		WRCEP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$20,320	32,177	49	50	64	70	16	23
Realized gain (loss) on investments	(50,084)	126,404	25	70	(8)	(4)	37	80
Change in unrealized gain (loss) on investments	(1,427,694)	(1,341,333)	(808)	(165)	(50)	(40)	(835)	(309)
Reinvested capital gains	975,729	852,903	719	446	-	55	756	652

Net increase (decrease) in contract owners’ equity resulting from operations	(481,729)	(329,849)	(15)	401	6	81	(26)	446

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	536,055	419,652	574	871	459	459	-	306
Transfers between funds	(257,989)	(25,697)	(62)	(29)	-	-	-	-
Surrenders (note 6)	(65,879)	(647,134)	-	-	-	-	-	-
Death Benefits (note 4)	-	(54,335)	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	(57,168)	(37,228)	-	-	-	-	-	-
Deductions for surrender charges (note 2d)	(8,443)	(28,100)	-	-	-	-	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(234,166)	(234,284)	(699)	(696)	(135)	(123)	(432)	(432)
Asset charges (note 3)	(18,659)	(19,585)	(40)	(40)	(13)	(11)	(36)	(37)
Adjustments to maintain reserves	(5)	(1)	2	4	(2)	(3)	-	(7)

Net equity transactions	(106,254)	(626,712)	(225)	110	309	322	(468)	(170)

Net change in contract owners’ equity	(587,983)	(956,561)	(240)	511	315	403	(494)	276
Contract owners’ equity beginning of period	5,770,628	6,727,189	5,452	4,941	2,258	1,855	4,721	4,445

Contract owners’ equity end of period	$5,182,645	5,770,628	5,212	5,452	2,573	2,258	4,227	4,721

CHANGES IN UNITS:
Beginning units	424,855	469,207	318	310	168	144	244	252
Units purchased	43,052	37,015	29	55	34	34	-	18
Units redeemed	(51,597)	(81,367)	(42)	(47)	(11)	(10)	(24)	(26)

Ending units	416,310	424,855	305	318	191	168	220	244

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WRGNR		WRGP		WRHIP		WRMCG
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$1	-	5	19	52,649	58,389	-	-
Realized gain (loss) on investments	(39)	(15)	66	74	(39,558)	23,851	8,309	7,790
Change in unrealized gain (loss) on investments	(239)	(133)	(305)	(401)	(89,691)	(76,195)	(68,726)	(2,863)
Reinvested capital gains	-	-	565	834	8,939	8,809	31,034	22,968

Net increase (decrease) in contract owners’ equity resulting from operations	(277)	(148)	331	526	(67,661)	14,854	(29,383)	27,895

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	306	306	-	297	74,393	86,858	25,315	77,493
Transfers between funds	-	-	-	-	149,923	(19,902)	67,963	18,844
Surrenders (note 6)	-	-	-	-	(207,735)	(78,751)	(9,690)	(25,838)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	-	-	-	-	(8,272)	(1,404)	158	(988)
Deductions for surrender charges (note 2d)	-	-	-	-	(14,878)	(153)	(655)	(1)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(72)	(82)	(452)	(426)	(52,276)	(54,552)	(14,461)	(14,085)
Asset charges (note 3)	(7)	(7)	(38)	(37)	(3,304)	(3,897)	(1,311)	(1,200)
Adjustments to maintain reserves	(2)	(5)	(16)	13	(5)	12	(10)	9

Net equity transactions	225	212	(506)	(153)	(62,154)	(71,789)	67,309	54,234

Net change in contract owners’ equity	(52)	64	(175)	373	(129,815)	(56,935)	37,926	82,129
Contract owners’ equity beginning of period	1,292	1,228	4,737	4,364	1,047,225	1,104,160	387,470	305,341

Contract owners’ equity end of period	$1,240	1,292	4,562	4,737	917,410	1,047,225	425,396	387,470

CHANGES IN UNITS:
Beginning units	202	167	266	274	55,274	59,389	17,346	14,745
Units purchased	61	47	-	19	7,643	6,896	4,082	4,727
Units redeemed	(13)	(12)	(27)	(27)	(11,126)	(11,011)	(1,216)	(2,126)

Ending units	250	202	239	266	51,791	55,274	20,212	17,346

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WRPAP		WRPMAP		WRSTP		WRSCP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$191	50	116	37	-	-	-	-
Realized gain (loss) on investments	81	144	41	93	146	160	15	18
Change in unrealized gain (loss) on investments	(965)	(320)	(603)	(205)	(448)	(324)	(268)	(187)
Reinvested capital gains	702	429	427	251	210	250	295	190

Net increase (decrease) in contract owners’ equity resulting from operations	9	303	(19)	176	(92)	86	42	21

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	1,650	1,650	3,655	3,488	880	880	306	306
Transfers between funds	-	-	-	134	(42)	2	-	-
Surrenders (note 6)	-	-	-	-	-	-	-	-
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	-	-	-	-	-	-	-	-
Deductions for surrender charges (note 2d)	-	-	-	-	-	-	-	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(880)	(854)	(2,577)	(2,189)	(449)	(446)	(118)	(104)
Asset charges (note 3)	(44)	(37)	(35)	(25)	(22)	(19)	(12)	(10)
Adjustments to maintain reserves	(5)	8	13	(7)	(15)	4	8	(17)

Net equity transactions	721	767	1,056	1,401	352	421	184	175

Net change in contract owners’ equity	730	1,070	1,037	1,577	260	507	226	196
Contract owners’ equity beginning of period	6,614	5,544	4,556	2,979	3,538	3,031	1,850	1,654

Contract owners’ equity end of period	$7,344	6,614	5,593	4,556	3,798	3,538	2,076	1,850

CHANGES IN UNITS:
Beginning units	413	363	291	199	152	134	109	99
Units purchased	100	107	229	237	36	38	18	18
Units redeemed	(56)	(57)	(163)	(145)	(20)	(20)	(7)	(8)

Ending units	457	413	357	291	168	152	120	109

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	WFVSCG		OVGS3		FTVDM3		TIF3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	-	-	-	-	-	-	-
Realized gain (loss) on investments	57,341	48,358	-	1,243,122	-	57,275	-	766,356
Change in unrealized gain (loss) on investments	(102,268)	(127,927)	-	(1,235,957)	-	(102,086)	-	(728,308)
Reinvested capital gains	52,722	56,478	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	7,795	(23,091)	-	7,165	-	(44,811)	-	38,048

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	19,168	34,798	-	136,981	-	45,366	-	48,594
Transfers between funds	(114,357)	(58,617)	-	(3,789,001)	-	(1,532,813)	-	(2,224,189)
Surrenders (note 6)	(146,773)	(20,392)	-	(11,485)	-	(41,499)	-	(65,552)
Death Benefits (note 4)	-	-	-	(2,191)	-	-	-	(9,553)
Net policy repayments (loans) (note 5)	5,156	(8,763)	-	(16,562)	-	(13,076)	-	(1,037)
Deductions for surrender charges (note 2d)	(386)	121	-	(259)	-	(3,457)	-	(4,250)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(15,562)	(19,025)	-	(46,562)	-	(26,785)	-	(29,818)
Asset charges (note 3)	(1,853)	(2,162)	-	(4,716)	-	(1,901)	-	(2,704)
Adjustments to maintain reserves	3	(19)	-	13	-	(300)	-	(109)

Net equity transactions	(254,604)	(74,059)	-	(3,733,782)	-	(1,574,465)	-	(2,288,618)

Net change in contract owners’ equity	(246,809)	(97,150)	-	(3,726,617)	-	(1,619,276)	-	(2,250,570)
Contract owners’ equity beginning of period	570,289	667,439	-	3,726,617	-	1,619,276	-	2,250,570

Contract owners’ equity end of period	$323,480	570,289	-	-	-	-	-	-

CHANGES IN UNITS:
Beginning units	22,462	25,795	-	179,967	-	84,692	-	123,410
Units purchased	1,017	2,714	-	5,167	-	2,401	-	2,665
Units redeemed	(10,360)	(6,047)	-	(185,134)	-	(87,093)	-	(126,075)

Ending units	13,119	22,462	-	-	-	-	-	-

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FTVGI3		MIGIC		GEM3		GIG3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	-	8,231	5,080	-	12,686	-	9,961
Realized gain (loss) on investments	-	(8,076)	262,652	36,581	-	(145,087)	-	70,561
Change in unrealized gain (loss) on investments	-	36,548	(344,200)	9,772	-	45,220	-	(71,727)
Reinvested capital gains	-	-	86,593	54,564	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	-	28,472	13,276	105,997	-	(87,181)	-	8,795

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	-	47,673	7,992	38,890	-	80,371	-	26,164
Transfers between funds	-	(3,111,116)	(1,005,364)	(33,006)	-	(2,778,197)	-	(427,079)
Surrenders (note 6)	-	(2,678)	(5,490)	(32,801)	-	(27,603)	-	(10,756)
Death Benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	-	15	(6)	(17,715)	-	(1,048)	-	900
Deductions for surrender charges (note 2d)	-	(1,136)	(251)	(858)	-	(4,475)	-	(806)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	-	(37,251)	(9,173)	(40,855)	-	(24,874)	-	(7,269)
Asset charges (note 3)	-	(3,788)	(1,000)	(4,240)	-	(2,602)	-	(510)
Adjustments to maintain reserves	-	9	(8)	5	-	7	-	(38)

Net equity transactions	-	(3,108,272)	(1,013,300)	(90,580)	-	(2,758,421)	-	(419,394)

Net change in contract owners’ equity	-	(3,079,800)	(1,000,024)	15,417	-	(2,845,602)	-	(410,599)
Contract owners’ equity beginning of period	-	3,079,800	1,000,024	984,607	-	2,845,602	-	410,599

Contract owners’ equity end of period	$-	-	-	1,000,024	-	-	-	-

CHANGES IN UNITS:
Beginning units	-	148,779	46,600	51,136	-	146,067	-	36,553
Units purchased	-	2,502	439	2,404	-	4,464	-	6,507
Units redeemed	-	(151,281)	(47,039)	(6,940)	-	(150,531)	-	(43,060)

Ending units	-	-	-	46,600	-	-	-	-

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FOSR		GVIX6		NVMIG3		GVDIV3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	28,354	-	6,940	-	27,789	-	32,848
Realized gain (loss) on investments	459,013	81,585	-	97,857	-	698,273	-	247,393
Change in unrealized gain (loss) on investments	(256,744)	(309,268)	-	(101,931)	-	(699,534)	-	(289,817)
Reinvested capital gains	-	586	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	202,269	(198,743)	-	2,866	-	26,528	-	(9,576)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	53,242	148,545	-	10,691	-	73,275	-	28,908
Transfers between funds	(2,299,153)	95,661	-	(640,617)	-	(2,458,158)	-	(1,364,648)
Surrenders (note 6)	(22,683)	(119,297)	-	(20,061)	-	(61,984)	-	(39,144)
Death Benefits (note 4)	(3,287)	(9,243)	-	-	-	(193)	-	-
Net policy repayments (loans) (note 5)	(25,987)	(38,113)	-	(200)	-	(1,518)	-	(13,981)
Deductions for surrender charges (note 2d)	(997)	(6,656)	-	(1,453)	-	(4,350)	-	(2,847)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(29,231)	(93,454)	-	(5,023)	-	(36,798)	-	(18,827)
Asset charges (note 3)	(2,893)	(9,139)	-	(532)	-	(3,064)	-	(1,739)
Adjustments to maintain reserves	2	161	-	(4)	-	(55)	-	-

Net equity transactions	(2,330,987)	(31,535)	-	(657,199)	-	(2,492,845)	-	(1,412,278)

Net change in contract owners’ equity	(2,128,718)	(230,278)	-	(654,333)	-	(2,466,317)	-	(1,421,854)
Contract owners’ equity beginning of period	2,128,718	2,358,996	-	654,333	-	2,466,317	-	1,421,854

Contract owners’ equity end of period	$-	2,128,718	-	-	-	-	-	-

CHANGES IN UNITS:
Beginning units	128,583	130,842	-	55,258	-	202,712	-	111,298
Units purchased	3,269	16,087	-	916	-	6,265	-	2,439
Units redeemed	(131,852)	(18,346)	-	(56,174)	-	(208,977)	-	(113,737)

Ending units	-	128,583	-	-	-	-	-	-

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	AMFAS		HIBF3
	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	-	-	56,965
Realized gain (loss) on investments	28,688	5,752	-	91,812
Change in unrealized gain (loss) on investments	(60,738)	(17,373)	-	(62,322)
Reinvested capital gains	32,776	19,471	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	726	7,850	-	86,455

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	6,992	9,480	-	47,176
Transfers between funds	(229,085)	2,529	-	(2,609,566)
Surrenders (note 6)	(2)	-	-	(239,555)
Death Benefits (note 4)	-	-	-	-
Net policy repayments (loans) (note 5)	264	(3,977)	-	59,499
Deductions for surrender charges (note 2d)	(61)	-	-	688
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(5,323)	(6,286)	-	(34,982)
Asset charges (note 3)	(690)	(780)	-	(2,814)
Adjustments to maintain reserves	4	(11)	-	1

Net equity transactions	(227,901)	955	-	(2,779,553)

Net change in contract owners’ equity	(227,175)	8,805	-	(2,693,098)
Contract owners’ equity beginning of period	227,175	218,370	-	2,693,098

Contract owners’ equity end of period	$-	227,175	-	-

CHANGES IN UNITS:
Beginning units	14,088	14,012	-	147,951
Units purchased	444	834	-	2,467
Units redeemed	(14,532)	(758)	-	(150,418)

Ending units	-	14,088	-	-

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-7

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VLI Separate Account-7 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 4, 2004. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers four Individual Flexible Premium Variable Life Insurance Policies through the Account: The Best of America Next Generation® II FPVUL; Nationwide® Options Select (offered in the State of New York); Nationwide YourLife® Accumulation VUL - NY (offered in the State of New York); and Nationwide YourLife® Protection VUL - NY (offered in the State of New York). The Company offers a Last Survivor Flexible Premium Adjustable Variable Universal Life Insurance Policy: Nationwide YourLife® Survivorship VUL- NY (offered in the State of New York). The primary distribution for contracts is through wholesalers and brokers.

(b) The Contracts

Only contracts with a front-end sales charge and certain other fees are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

With certain exceptions, contract owners may invest in the following:

AB FUNDS

VPS Dynamic Asset Allocation Portfolio - Class A (ALVDAA)

AMERICAN CENTURY INVESTORS, INC.

VP Inflation Protection Fund - Class I (ACVIP1)

BLACKROCK FUNDS

Global Allocation V.I. Fund - Class I (BRVGA1)

Global Allocation V.I. Fund - Class II (MLVGA2)

DELAWARE GROUP

VIP Small Cap Value Series: Service Class (DWVSVS)

DIMENSIONAL FUND ADVISORS INC.

VA Global Bond Portfolio (DFVGB)

VA International Small Portfolio (DFVIS)

VA International Value Portfolio (DFVIV)

VA Short-Term Fixed Portfolio (DFVSTF)

VA U.S. Large Value Portfolio (DFVULV)

VA U.S. Targeted Value Portfolio (DFVUTV)

DREYFUS CORPORATION

Stock Index Fund, Inc. - Initial Shares (DSIF)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

VIP Trust - Franklin Income VIP Fund: Class 1 (FTVIS1)

VIP Trust - Franklin Founding Funds Allocation VIP Fund: Class 1 (FTVFA1)

VIP Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)

GOLDMAN SACHS ASSET MANAGEMENT GROUP

Goldman Sachs Global Markets Navigator Fund - Service Shares (GVGMNS)

INVESCO INVESTMENTS

Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)

Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)

JANUS FUNDS

Forty Portfolio: Service Shares (JACAS)

Global Technology Portfolio: Service Shares (JAGTS)

Overseas Portfolio: Service Shares (JAIGS)

MASSACHUSETTS FINANCIAL SERVICES CO.

Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class  (MV2IGI)

Variable Insurance Trust II - MFS International Value Portfolio - Initial Class  (MVIVIC)

Variable Insurance Trust - MFS New Discovery Series - Intital Class (MNDIC)

Value Series - Initial Class (MVFIC)

Variable Insurance Trust II - MFS International Value Portfolio - Service Class  (MVIVSC)

MORGAN STANLEY

Core Plus Fixed Income Portfolio - Class I (MSVFI)

U.S. Real Estate Portfolio - Class I (MSVRE)*

NATIONWIDE FUNDS GROUP

NVIT Investor Destinations Managed Growth and Income Class I (IDPGI)

NVIT Investor Destinations Managed Growth Class I (IDPG)

NVIT Cardinal Managed Growth and Income Class I (NCPGI)

NVIT Cardinal Managed Growth Class I (NCPG)

NVIT Bond Index Fund Class I (NVBX)

NVIT International Index Fund Class I (NVIX)

American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)

American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)

American Funds NVIT Bond Fund - Class II (GVABD2)

American Funds NVIT Global Growth Fund - Class II (GVAGG2)

American Funds NVIT Growth Fund - Class II (GVAGR2)

American Funds NVIT Growth-Income Fund - Class II (GVAGI2)

Federated NVIT High Income Bond Fund - Class I (HIBF)

NVIT Emerging Markets Fund - Class I (GEM)

NVIT International Equity Fund - Class I (GIG)

Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)

Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)

Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)

NVIT Cardinal Aggressive Fund - Class I (NVCRA1)

NVIT Cardinal Balanced Fund - Class I (NVCRB1)

NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)

NVIT Cardinal Conservative Fund - Class I (NVCCN1)

NVIT Cardinal Moderate Fund - Class I (NVCMD1)

NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)

NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)

NATIONWIDE VLI SEPARATE ACCOUNT-7

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

NVIT Core Bond Fund - Class I (NVCBD1)

NVIT Core Plus Bond Fund - Class I (NVLCP1)

NVIT Nationwide Fund - Class I (TRF)

NVIT Government Bond Fund - Class I (GBF)

American Century NVIT Growth Fund - Class I (CAF)

NVIT International Index Fund - Class II (GVIX2)

NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)

NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)

NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)

NVIT Investor Destinations Conservative Fund - Class II (GVIDC)

NVIT Investor Destinations Moderate Fund - Class II (GVIDM)

NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)

NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)

NVIT Mid Cap Index Fund - Class I (MCIF)

NVIT Money Market Fund - Class I (SAM)

NVIT Money Market Fund - Class V (SAM5)

NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)

NVIT Multi-Manager International Value Fund - Class I (GVDIVI)

NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)

NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)

NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)

NVIT Multi-Manager Mid Cap Value Fund - Class I (NVMMV1)

NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)

NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)

NVIT Multi-Manager Small Cap Value Fund - Class I (SCVF)

NVIT Multi-Manager Small Company Fund - Class I (SCF)

NVIT Multi-Sector Bond Fund - Class I (MSBF)

NVIT Short Term Bond Fund - Class I (NVSTB1)

NVIT Short Term Bond Fund - Class II (NVSTB2)

NVIT Large Cap Growth Fund - Class I (NVOLG1)

NVIT Investor Destinations Aggressive Fund - Class P (NVIDAP)

NVIT Investor Destinations Balanced Fund - Class P (NVDBLP)

NVIT Investor Destinations Capital Appreciation Fund - Class P (NVDCAP)

NVIT Investor Destinations Conservative Fund - Class P (NVIDCP)

NVIT Investor Destinations Moderate Fund - Class P (NVIDMP)

NVIT Investor Destinations Moderately Aggressive Fund - Class P (NVDMAP)

NVIT Investor Destinations Moderately Conservative Fund - Class P (NVDMCP)

Templeton NVIT International Value Fund - Class III (NVTIV3)

Invesco NVIT Comstock Value Fund - Class I (EIF)

NVIT Real Estate Fund - Class I (NVRE1)

Loring Ward NVIT Capital Appreciation Fund - Class P (NVLCAP)

Loring Ward NVIT Moderate Fund - Class P (NVLMP)

NVIT Small Cap Index Fund Class II (NVSIX2)

NVIT S&P 500 Index Fund Class I (GVEX1)

NORTHERN LIGHTS

TOPS Managed Risk Balanced ETF Portfolio - Class 3 (NOTB3)

TOPS Managed Risk Growth ETF Portfolio - Class 3 (NOTG3)

TOPS Managed Risk Moderate Growth ETF Portfolio - Class 3 (NOTMG3)

PORTFOLIOS OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC

VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)

PORTFOLIOS OF THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Inflation Protection Fund - Class II (ACVIP2)

VP Mid Cap Value Fund - Class I (ACVMV1)

VP Ultra(R) Fund - Class I (ACVU1)*

VP Value Fund - Class I (ACVV)*

PORTFOLIOS OF THE DREYFUS INVESTMENT PORTFOLIOS

Small Cap Stock Index Portfolio - Service Shares (DVSCS)

PORTFOLIOS OF THE DREYFUS VARIABLE INVESTMENT FUND

Appreciation Portfolio - Initial Shares (DCAP)

PORTFOLIOS OF THE FEDERATED INSURANCE SERIES

Quality Bond Fund II - Primary Shares (FQB)

PORTFOLIOS OF THE FIDELITY(R) VARIABLE INSURANCE PRODUCTS

VIP Contrafund(R) Portfolio - Service Class (FCS)*

VIP Energy Portfolio - Service Class 2 (FNRS2)

VIP Equity-Income Portfolio - Service Class (FEIS)

VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)

VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)

VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)

VIP Growth Portfolio - Service Class (FGS)

VIP Investment Grade Bond Portfolio - Service Class (FIGBS)

VIP Mid Cap Portfolio - Service Class (FMCS)

VIP Overseas Portfolio - Service Class (FOS)

VIP Value Strategies Portfolio - Service Class (FVSS)

PORTFOLIOS OF THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRU

Franklin Income Securities Fund - Class 2 (FTVIS2)

Rising Dividends Securities Fund - Class 1 (FTVRDI)

Small Cap Value Securities Fund - Class 1 (FTVSVI)

Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)

Templeton Foreign Securities Fund - Class 2 (TIF2)

Templeton Global Bond Securities Fund - Class 2 (FTVGI2)

VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)

PORTFOLIOS OF THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Short Duration Bond Portfolio - I Class Shares (AMTB)

International Portfolio - S Class Shares (AMINS)*

Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)

NATIONWIDE VLI SEPARATE ACCOUNT-7

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Advisers Management Trust: Mid Cap Intrinsic Value Portfolio - Class S (AMRS)*

Socially Responsive Portfolio - I Class Shares (AMSRS)

PORTFOLIOS OF THE OPPENHEIMER VARIABLE ACCOUNT FUNDS

Capital Appreciation Fund/VA - Non-Service Shares (OVGR)*

Global Securities Fund/VA - Non-Service Shares (OVGS)

International Growth Fund/VA - Non-Service Shares (OVIG)

Main Street Fund(R)/VA - Non-Service Shares (OVGI)

Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)

Global Strategic Income Fund/VA: Non-service Shares (OVSB)

PORTFOLIOS OF THE PIMCO VARIABLE INSURANCE TRUST

All Asset Portfolio - Administrative Class (PMVAAA)

CommodityRealReturn(R) Strategy Portfolio - Administrative Class (PMVRSA)

Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)

Low Duration Portfolio - Administrative Class (PMVLDA)

Total Return Portfolio - Administrative Class (PMVTRA)

PORTFOLIOS OF THE PUTNAM VARIABLE TRUST

VT Growth & Income Fund: Class IB (PVGIB)

VT Voyager Fund: Class IB (PVTVB)

PORTFOLIOS OF THE INVESCO INVESTMENTS TRUST

VI American Franchise Fund - Series I Shares (ACEG)

VI Value Opportunities Fund - Series I Shares (AVBVI)*

VI Mid Cap Core Equity Fund: Series I Shares (AVMCCI)

GUGGENHEIM INVESTMENTS

Variable Fund - Multi-Hedge Strategies (RVARS)

T. ROWE PRICE

Blue Chip Growth Portfolio - II (TRBCG2)*

Equity Income Portfolio - II (TREI2)*

Health Sciences Fund, Inc. (TRHS)*

T. Rowe Price Health Sciences Portfolio (TRHSP)

Health Sciences Portfolio - II (TRHS2)

Limited-Term Bond Portfolio - II (TRLT2)*

VAN ECK ASSOCIATES CORPORATION

VIP Trust Global Hard Assets Fund - Initial Class (VWHA)

WADDELL & REED, INC.

Ivy Funds VIP - Pathfinder Moderately Aggressive - Managed Volatility (WRPMAV)*

Ivy Funds VIP - Pathfinder Moderately Conservative - Managed Volatility (WRPMCV)*

Ivy Funds VIP - Pathfinder Moderate - Managed Volatility (WRPMMV)*

Variable Insurance Portfolios - Asset Strategy (WRASP)

Variable Insurance Portfolios - Balanced (WRBP)

Variable Insurance Portfolios - Bond (WRBDP)

Variable Insurance Portfolios - Core Equity (WRCEP)

Variable Insurance Portfolios - Dividend Opportunities (WRDIV)*

Variable Insurance Portfolios - Energy (WRENG)*

Variable Insurance Portfolios - Global Bond (WRGBP)*

Variable Insurance Portfolios - Global Natural Resources (WRGNR)

Variable Insurance Portfolios - Growth (WRGP)

Variable Insurance Portfolios - High Income (WRHIP)

Variable Insurance Portfolios - International Growth (WRIP)*

Variable Insurance Portfolios - International Core Equity (WRI2P)*

Variable Insurance Portfolios - Limited-Term Bond (WRLTBP)*

Variable Insurance Portfolios - Micro Cap Growth (WRMIC)*

Variable Insurance Portfolios - Mid Cap Growth (WRMCG)

Variable Insurance Portfolios - Money Market (WRMMP)*

Variable Insurance Portfolios - Pathfinder Aggressive (WRPAP)

Variable Insurance Portfolios - Pathfinder Conservative (WRPCP)*

Variable Insurance Portfolios - Pathfinder Moderate (WRPMP)*

Variable Insurance Portfolios - Pathfinder Moderately Aggressive (WRPMAP)

Variable Insurance Portfolios - Pathfinder Moderately Conservative (WRPMCP)*

Variable Insurance Portfolios - Real Estate Securities (WRRESP)*

Variable Insurance Portfolios - Science and Technology (WRSTP)

Variable Insurance Portfolios - Small Cap Growth (WRSCP)

Variable Insurance Portfolios - Small Cap Value (WRSCV)*

Variable Insurance Portfolios - Value (WRVP)*

WELLS FARGO FUNDS

Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)

*	At December 31, 2015, contract owners were not invested in this fund.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2015 of such funds. The cost of investments sold is determined on a first in—first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Account.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities Exchange Commission (SEC), and no subsequent events have occurred requiring accrual or disclosure.

(2) Policy Charges

(a) Deductions from Premium

For the Best of America Next Generation® II FPVUL and Nationwide® Options Select—NY contracts, the Company currently deducts 0.5% from each premium(the maximum is 2.5%) to coverd sales expenses. The Company may, at its sole discretion, reduce this sales loading. The company deducts 3.5% from each premium payment to cover premium taxes.

For Nationwide YourLife® Accumulation VUL – NY contracts, the Company currently deducts 2.50% from each premium (the maximum is also 2.50%) to cover sales expenses. The Company also deducts 3.50% from each premium payment to cover premium taxes.

For Nationwide YourLife® Protection VUL – NY contracts, the Company currently deducts 6.50% from each premium (the maximum is also 6.50%) to cover sales expenses. The Company also deducts 3.50% from each premium payment to cover premium taxes.

For Nationwide YourLife® Survivorship VUL—NY contracts, the Company currently deducts 4.50% from each premium (up to 6.50% maximum) to cover sales expenses. The Company also deducts 3.50% from each premium payment to cover premium taxes.

For the periods ended December 31, 2015 and 2014, total front-end sales charge deductions $1,474,769 were and $1,444,731, respectively and were recognized as a reduction of purchase payments on the Statement of Changes in Contract Owners’ Equity.

(b) Cost of Insurance

A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

(c) Administrative Charges

For all contracts, the Company currently deducts a short-term trading fee of 1.0% of an amount allocated to a sub account and transferred from that sub account within 60 days of that allocation.

For the Best of America Next Generation® II FPVUL contract, the Company currently deducts a $10 administrative charge per policy per month (maximum of $20 per policy per month) taken proportionally from the sub accounts and any companion fixed funds of the contract (for policies issued in New York, the current and maximum charge is $8.75 monthly). For the Nationwide® Options Select—NY contracts, the Company deducts $8.75 per policy per month (maximum of $8.75 per policy per month) taken proportionally from the sub accounts and any fixed companion contracts. For Nationwide YourLife® Accumulation VUL – NY contracts, Nationwide YourLife® Protection VUL – NY and Nationwide YourLife® Survivorship VUL—NY contracts, the Company currently deducts a $9 administrative charge per month which is also the maximum charge. These charges are assessed against each contract by liquidating units.

For the Best of America Next Generation® II FPVUL contracts, the Company currently deducts a monthly underwriting and distribution charge of $0.10 per $1,000 of Specified Amount (but not more than $25). The maximum guaranteed charge is $0.20 per $1,000 of Specified Amount (but not to exceed $50). For Best of America Next Generation® II FPVUL contracts issued in New York, the Company currently deducts a monthly underwriting and distribution charge of $0.08 per $1,000 of Specified Amount (but not more than $20). The maximum guaranteed charge is $0.10 per $1,000 of Specified Amount (but not to exceed $25).

For the Nationwide® Options Select—NY contracts, the Company currently deducts a monthly underwriting and distribution charge of $0.17 per $1,000 of Specified Amount (but not more than $42.50). This is also the maximum guaranteed charge. These charges are assessed against each contract by liquidating units.

For Nationwide YourLife® Accumulation VUL – NY contracts, the Company currently deducts a monthly underwriting and distribution charge of $0.39 per $1,000 of Specified Amount. The maximum guaranteed charge is $0.39 per $1,000 of Specified Amount. For Nationwide YourLife® Protection VUL – NY contracts, the Company currently deducts a monthly underwriting and distribution charge that varies by the insured’s issue age. The maximum guaranteed charge is $0.20 per $1,000 of Specified Amount. For Nationwide YourLife® Survivorship VUL- NY contracts, the monthly underwriting and distribution charge varies by the insureds’ attained ages, sexes and Base Policy Specified Amount. The maximum guaranteed underwriting and distribution charge is $0.74 of Specified Amount. These charges are assessed against each contract by liquidating units.

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

(d) Surrender Charges

Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The amount of the charge is based upon a specified percentage of the initial surrender charge which varies by issue age, sex and rate class.

For both the Best of America Next Generation® II FPVUL contracts and Nationwide® Options Select—NYcontracts, the charge is 100% of the initial surrender charge in the first through third years for issue ages 0-49 and 100% of the initial surrender charge in the first through second years for issue ages 50+. The applicable surrender charge paid will begin to decline each year thereafter to 0% of the initial surrender charge in the eleventh year or thirteenth year, depending on the insured’s age at the time of policy issuance.

For Nationwide YourLife® Accumulation VUL – NY contracts, the charge is 100% of the initial surrender charge in the first year through third years for issue ages 0-56 and 100% of the initial surrender charge in the first year for issue ages 57+. The applicable surrender charge paid will be begin to decline each year thereafter to 0% of the initial surrender charge in the eleventh year. The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred. These charges are assessed against each contract by liquidating units.

For Nationwide YourLife® Protection VUL – NY contracts, the charge is 100% of the initial surrender charge in the first year through third years for issue ages 0-49 and 100% of the initial surrender charge in the first year for issue ages 50+. The applicable surrender charge paid will be begin to decline each year thereafter to 0% of the initial surrender charge in the thirteenth year or fifteenth year, depending on the insured’s age at the time of policy issuance. The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred. These charges are assessed against each contract by liquidating units.

For Nationwide YourLife® Survivorship VUL – NY contracts, The surrender charge is assessed during the first fifteen policy years upon surrender, policy lapse, or certain Base Policy Specified Amount decreases. For policies issued prior to January 1, 2014, the maximum surrender charge that may be assessed for any segment of coverage is $46.81 per $1,000 of Base Policy Specified Amount and the minimum is $0.01 per $1,000 of Base Policy Specified Amount. For policies issued on and after to January 1, 2014, the maximum surrender charge that may be assessed for any segment of coverage is $44.96 per $1,000 of Base Policy Specified Amount and the minimum is $0.61 per $1,000 of Base Policy Specified Amount.

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk.

For the Best of America Next Generation® II FPVUL and the Nationwide® Options Select—NY contracts, the Company deducts a charge as follows:

In policy years 1 through 10, the Company deducts an annualized charge of 0.60% on the first $25,000 of variable cash value, 0.30% for the next $225,000 in variable cash value, and 0.10% for variable cash value in excess of $250,000.

In policy years 11 through 20, the Company deducts an annualized charge of 0.30% on the first $25,000 of variable cash value, 0.20% on the next $225,000 of variable cash value, and 0.05% for variable cash value in excess of $250,000.

In policy years 21 and later, the Company does not deduct charges on any variable cash values.

For Nationwide® YourLife Accumulation VUL – NY contracts, the Company deducts a charge as follows:

In policy years 1 through 10, the Company deducts an annualized charge of 0.60% on the first $250,000 of variable cash value and 0.00% for variable cash value in excess of $250,000.

For Nationwide® YourLife Protection VUL – NY contracts, the Company deducts a charge as follows:

In policy years 1 through 15, the Company deducts an annualized charge of 0.80% on the first $250,000 of variable cash value, and 0.30% for variable cash value in excess of $250,000.

In policy years 16 and later, the Company deducts an annualized charge of 0.30% on the first $250,000 of variable cash value, 0.20% for variable cash value in excess of $250,000.

For Nationwide YourLife® Survivorship VUL – NY contracts, the Company deducts a charge as follows:

In policy years 1 through 15, the Company deducts an annualized charge of 0.80% on the first $225,000 in variable cash value, and 0.50% for variable cash value in excess of $250,000.

In policy years 16 through 20, the Company deducts an annualized charge of 0.50% on the first $225,000 of variable cash value, and 0.50% for variable cash value in excess of $250,000.

In policy years 21 and later, the Company does not deduct charges on any variable cash values.

The above charges are assessed monthly against each contract by liquidating units.

(4) Death Benefits

Death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Contract provisions allow contract owners to borrow 90% of a policy’s variable cash surrender value plus 100% of a policy’s fixed cash surrender value less the applicable value of surrender charge. Interest is charged on the outstanding loan and is due and payable in advance on the policy anniversary date. For Best of America Next Generation® II FPVUL contracts, Nationwide® Options Select—NY contracts, Nationwide YourLife® Accumulation VUL – NY contracts and Nationwide YourLife® Survivorship VUL—NY contracts, the maximum guaranteed and current loan interest charged is 3.9%. For Nationwide YourLife® Protection VUL – NY contracts, the maximum guaranteed loan interest charged is 4.5%. Current loan interest charged may vary. At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest credited back to the Account.

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company, but are included in Net Policy Repayments (Loans). The fixed account assets are not reflected in the accompanying financial statements. For the periods ended December 31, 2015 and 2014, total transfers into the Account from the fixed account were $8,091,693 and $5,275,991, respectively, and total transfers from the Account to the fixed account were $11,299,102 and $8,468,359, respectively.

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2015.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$341,072,650	$-	$-	$341,072,650

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2015 are as follows:

	Purchases of Investments	Sales of Investments
VPS Dynamic Asset Allocation Portfolio-Class A (ALVDAA)	$41,262	$64,820
VP Inflation Protection Fund - Class I (ACVIP1)	211,468	1,059,497
Global Allocation V.I. Fund - Class I (BRVGA1)	352,718	85,662
Global Allocation V.I. Fund - Class II (MLVGA2)	591,274	525,732
VIP Small Cap Value Series: Service Class (DWVSVS)	144,931	290,992
VA Global Bond Portfolio (DFVGB)	12,088	23,724
VA International Small Portfolio (DFVIS)	47,640	35,144
VA International Value Portfolio (DFVIV)	27,538	4,581
VA Short - Term Fixed Portfolio (DFVSTF)	8,177	2,908
VA U.S. Large Value Portfolio (DFVULV)	210,045	92,143
VA U.S. Targeted Value Portfolio (DFVUTV)	33,093	1,616
Stock Index Fund, Inc. - Initial Shares (DSIF)	795,809	843,628
VIP Trust - Franklin Income VIP Fund: Class 1 (FTVIS1)	99,881	14,654
VIP Trust - Franklin Founding Funds Allocation VIP Fund: Class 1 (FTVFA1)	12,437	10,523
VIP Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)	252,269	25,786
Goldman Sachs Global Markets Navigator Fund - Service Shares (GVGMNS)	8,437	23,323
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)	168,064	198,604
Balanced - Risk Allocation Fund: Series I Shares (IVBRA1)	625,048	24,128
Forty Portfolio: Service Shares (JACAS)	777,359	659,504
Global Technology Portfolio: Service Shares (JAGTS)	1,725,454	833,964
Overseas Portfolio: Service Shares (JAIGS)	940,256	211,683
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)	1,137,022	199,653
Variable Insurance Trust II - MFS International Value Portfolio - Initial Class (MVIVIC)	425,021	390,413
Variable Insurance Trust - MFS New Discovery Series - Initial Class (MNDIC)	159,665	31,788
Value Series - Initial Class (MVFIC)	2,086,992	904,916
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)	1,501,930	231,124
Core Plus Fixed Income Portfolio - Class I (MSVFI)	59,771	161,941
NVIT Investor Destinations Managed Growth and Income Class I (IDPGI)	11,753	554
NVIT Investor Destinations Managed Growth Class I (IDPG)	3,869	1,001
NVIT Cardinal Managed Growth and Income Class I (NCPGI)	19,490	14,803
NVIT Cardinal Managed Growth Class I (NCPG)	83,570	13,301
NVIT Bond Index Fund Class I (NVBX)	42,501	6,393
NVIT International Index Fund Class I (NVIX)	226,111	157,254
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)	1,117,114	630,242
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)	855,983	295,086
American Funds NVIT Bond Fund - Class II (GVABD2)	82,703	61,697
American Funds NVIT Global Growth Fund - Class II (GVAGG2)	800,569	471,937

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

American Funds NVIT Growth Fund - Class II (GVAGR2)	474,911	341,385
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)	169,051	222,633
Federated NVIT High Income Bond Fund - Class I (HIBF)	323,439	953,732
NVIT Emerging Markets Fund - Class I (GEM)	313,801	419,291
NVIT International Equity Fund - Class I (GIG)	159,985	84,399
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)	17,105	42,782
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)	116,855	223,720
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)	805,422	206,888
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)	1,169,762	676,595
NVIT Cardinal Balanced Fund - Class I (NVCRB1)	295,969	79,702
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)	806,975	1,265,458
NVIT Cardinal Conservative Fund - Class I (NVCCN1)	87,787	24,058
NVIT Cardinal Moderate Fund - Class I (NVCMD1)	1,214,893	1,074,851
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)	3,029,639	3,834,282
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)	138,644	128,114
NVIT Core Bond Fund - Class I (NVCBD1)	73,780	82,721
NVIT Core Plus Bond Fund - Class I (NVLCP1)	187,338	37,825
NVIT Nationwide Fund - Class I (TRF)	120,455	227,859
NVIT Government Bond Fund - Class I (GBF)	341,203	288,730
American Century NVIT Growth Fund - Class I (CAF)	251,347	37,963
NVIT International Index Fund - Class II (GVIX2)	131,888	39,007
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)	751,669	750,077
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)	115,725	45,546
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	91,491	111,680
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)	77,588	155,396
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)	1,976,975	1,674,121
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)	3,299,768	4,131,062
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)	147,721	303,179
NVIT Mid Cap Index Fund - Class I (MCIF)	594,298	329,899
NVIT Money Market Fund - Class I (SAM)	3,779,032	3,491,783
NVIT Money Market Fund - Class V (SAM5)	3,158,337	2,672,143
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)	261,109	173,794
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)	161,967	225,581
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)	877,327	419,248
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)	392,195	426,867
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)	1,042,759	418,545
NVIT Multi-Manager Mid Cap Value Fund - Class I (NVMMV1)	80,487	134,748
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)	914,652	306,867
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)	339,984	635,890
NVIT Multi-Manager Small Cap Value Fund - Class I (SCVF)	210,609	141,870
NVIT Multi-Manager Small Company Fund - Class I (SCF)	314,215	319,996
NVIT Multi-Sector Bond Fund - Class I (MSBF)	311,657	238,487
NVIT Short Term Bond Fund - Class I (NVSTB1)	44,555	26,259
NVIT Short Term Bond Fund - Class II (NVSTB2)	166,550	91,760
NVIT Large Cap Growth Fund - Class I (NVOLG1)	3,029,083	1,799,424
NVIT Investor Destinations Aggressive Fund - Class P (NVIDAP)	188,339	25,658
NVIT Investor Destinations Balanced Fund - Class P (NVDBLP)	68,628	14,846
NVIT Investor Destinations Capital Appreciation Fund - Class P (NVDCAP)	148,619	50,506
NVIT Investor Destinations Conservative Fund - Class P (NVIDCP)	68,750	7,234
NVIT Investor Destinations Moderate Fund - Class P (NVIDMP)	479,434	44,938
NVIT Investor Destinations Moderately Aggressive Fund - Class P (NVDMAP)	274,120	42,827
NVIT Investor Destinations Moderately Conservative Fund - Class P (NVDMCP)	54,951	8,087
Templeton NVIT International Value Fund - Class III (NVTIV3)	326,878	163,164
Invesco NVIT Comstock Value Fund - Class I (EIF)	177,394	294,225
NVIT Real Estate Fund - Class I (NVRE1)	1,218,203	875,149
Loring Ward NVIT Capital Appreciation Fund - Class P (NVLCAP)	17,559	12,464
Loring Ward NVIT Moderate Fund - Class P (NVLMP)	52,064	37,248
NVIT Small Cap Index Fund Class II (NVSIX2)	105,856	22,901
NVIT S&P 500 Index Fund Class I (GVEX1)	1,850,519	150,352
TOPS Managed Risk Balanced ETF Portfolio - Class 3 (NOTB3)	65,957	18,770
TOPS Managed Risk Growth ETF Portfolio - Class 3 (NOTG3)	47,313	60,995
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 3 (NOTMG3)	52,826	9,483
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)	821,088	359,093
VP Inflation Protection Fund - Class II (ACVIP2)	119,494	1,210,781
VP Mid Cap Value Fund - Class I (ACVMV1)	820,326	387,458
Small Cap Stock Index Portfolio - Service Shares (DVSCS)	373,488	417,541
Appreciation Portfolio - Initial Shares (DCAP)	388,631	492,653
Quality Bond Fund II - Primary Shares (FQB)	191,192	585,727
VIP Energy Portfolio - Service Class 2 (FNRS2)	810,662	531,950
VIP Equity-Income Portfolio - Service Class (FEIS)	841,991	476,334
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)	36,636	46,866
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)	496,761	414,862
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)	400,223	361,575
VIP Growth Portfolio - Service Class (FGS)	931,350	342,810
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)	356,331	601,117
VIP Mid Cap Portfolio - Service Class (FMCS)	1,332,873	1,193,286
VIP Overseas Portfolio - Service Class (FOS)	2,543,550	363,081
VIP Value Strategies Portfolio - Service Class (FVSS)	79,120	104,403
Franklin Income Securities Fund - Class 2 (FTVIS2)	224,695	382,294
Rising Dividends Securities Fund - Class 1 (FTVRDI)	408,740	431,695
Small Cap Value Securities Fund - Class 1 (FTVSVI)	856,841	553,646
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)	292,546	294,562
Templeton Foreign Securities Fund - Class 2 (TIF2)	308,895	233,034
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)	495,063	283,958
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)	100,109	155,966
Short Duration Bond Portfolio - I Class Shares (AMTB)	324,404	184,798

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)	228,195	1,018
Socially Responsive Portfolio - I Class Shares (AMSRS)	142,200	215,252
Global Securities Fund/VA - Non-Service Shares (OVGS)	565,979	449,361
International Growth Fund/VA - Non-Service Shares (OVIG)	118,812	3,221
Main Street Fund(R)/VA - Non-Service Shares (OVGI)	1,074,285	492,148
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	1,182,907	343,513
Global Strategic Income Fund/VA: Non-service Shares (OVSB)	81,053	38,251
All Asset Portfolio - Administrative Class (PMVAAA)	96,638	80,437
CommodityRealReturn(R) Strategy Portfolio - Administrative Class (PMVRSA)	16,171	5,506
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)	894,565	320,680
Low Duration Portfolio - Administrative Class (PMVLDA)	452,360	493,052
Total Return Portfolio - Administrative Class (PMVTRA)	492,801	302,334
VT Growth & Income Fund: Class IB (PVGIB)	270	166
VT Voyager Fund: Class IB (PVTVB)	863	239
VI American Franchise Fund - Series I Shares (ACEG)	105,072	88,826
VI Mid Cap Core Equity Fund: Series I Shares (AVMCCI)	2,045	7,643
Variable Fund - Multi-Hedge Strategies (RVARS)	120,556	1,224,101
T. Rowe Price Health Sciences Portfolio (TRHSP)	687,308	597,225
Health Sciences Portfolio - II (TRHS2)	1,941,399	1,307,741
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)	699,697	291,184
Variable Insurance Portfolios - Asset Strategy (WRASP)	1,457,081	567,282
Variable Insurance Portfolios - Balanced (WRBP)	1,206	665
Variable Insurance Portfolios - Bond (WRBDP)	522	148
Variable Insurance Portfolios - Core Equity (WRCEP)	772	468
Variable Insurance Portfolios - Global Natural Resources (WRGNR)	307	79
Variable Insurance Portfolios - Growth (WRGP)	570	490
Variable Insurance Portfolios - High Income (WRHIP)	419,426	419,987
Variable Insurance Portfolios - Mid Cap Growth (WRMCG)	199,060	100,708
Variable Insurance Portfolios - Pathfinder Aggressive (WRPAP)	2,543	923
Variable Insurance Portfolios - Pathfinder Moderately Aggressive (WRPMAP)	2,174	587
Variable Insurance Portfolios - Science and Technology (WRSTP)	1,001	424
Variable Insurance Portfolios - Small Cap Growth (WRSCP)	601	130
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)	272,728	474,614
Investors Growth Stock Series - Initial Class (obsolete) (MIGIC)	96,863	1,015,331
VIP Overseas Portfolio - Service Class R (obsolete) (FOSR)	31,953	2,362,945
Small-Cap Growth Portfolio - S Class Shares (obsolete) (AMFAS)	47,292	242,422

Total	$78,259,008	$61,618,374

(8) Financial Highlights

The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life contracts as of December 31, 2015, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2015. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VPS Dynamic Asset Allocation Portfolio - Class A (ALVDAA)
2015	0.00%	7,276	$11.897471	$86,566	0.62%	-1.09%
2014	0.00%	9,250	12.028742	111,266	0.68%	4.45%
2013	0.00%	791	11.516261	9,109	0.30%	12.31%
2012	0.00%	496	10.254428	5,086	0.09%	2.54%	5/1/2012
VP Inflation Protection Fund - Class I (ACVIP1)
2015	0.00%	95,192	9.707801	924,105	2.50%	-2.28%
2014	0.00%	185,774	9.934368	1,845,547	1.76%	3.58%
2013	0.00%	13,316	9.591153	127,716	1.80%	-8.21%
2012	0.00%	2,488	10.449526	25,998	2.18%	4.50%	5/1/2012
Global Allocation V.I. Fund - Class I (BRVGA1)
2015	0.00%	75,507	11.992003	905,480	1.24%	-0.71%
2014	0.00%	58,490	12.077797	706,430	2.62%	2.11%
2013	0.00%	37,011	11.828261	437,776	1.37%	14.76%
2012	0.00%	26,749	10.307200	275,707	3.33%	3.07%	5/1/2012
Global Allocation V.I. Fund - Class II (MLVGA2)
2015	0.00%	248,157	16.452774	4,082,871	0.99%	-0.87%
2014	0.00%	259,964	16.596941	4,314,607	2.03%	1.97%
2013	0.00%	272,316	16.276845	4,432,445	1.10%	14.55%
2012	0.00%	255,315	14.209224	3,627,828	1.35%	10.14%
2011	0.00%	292,178	12.900807	3,769,332	2.33%	-3.63%
VIP Small Cap Value Series: Service Class (DWVSVS)
2015	0.00%	12,168	12.193066	148,365	0.52%	-6.46%
2014	0.00%	25,198	13.035389	328,466	0.35%	5.62%
2013	0.00%	14,013	12.341939	172,948	0.00%	23.42%	5/1/2013
VA Global Bond Portfolio (DFVGB)
2015	0.00%	5,762	10.706681	61,692	1.44%	1.55%
2014	0.00%	6,969	10.543456	73,477	2.56%	2.88%
2013	0.00%	2,345	10.247850	24,031	0.63%	-0.35%
2012	0.00%	265	10.283870	2,725	1.59%	2.84%	5/1/2012
VA International Small Portfolio (DFVIS)
2015	0.00%	2,780	13.317839	37,024	2.52%	5.81%
2014	0.00%	1,936	12.586137	24,367	3.27%	-5.78%
2013	0.00%	125	13.357918	1,670	4.09%	27.07%
VA International Value Portfolio (DFVIV)
2015	0.00%	4,785	11.419890	54,644	3.75%	-6.96%
2014	0.00%	3,094	12.274258	37,977	8.30%	-7.16%
2013	0.00%	970	13.220675	12,824	3.17%	21.65%
VA Short-Term Fixed Portfolio (DFVSTF)
2015	0.00%	1,057	10.105791	10,682	0.39%	0.30%
2014	0.00%	539	10.075358	5,431	0.23%	0.15%
2013	0.00%	303	10.060671	3,048	0.53%	0.25%
VA U.S. Large Value Portfolio (DFVULV)
2015	0.00%	18,953	16.173680	306,540	2.21%	-3.41%
2014	0.00%	13,189	16.744060	220,837	2.05%	9.08%
2013	0.00%	10,516	15.349655	161,417	3.06%	40.82%
VA U.S. Targeted Value Portfolio (DFVUTV)
2015	0.00%	4,196	15.437399	64,775	1.52%	-5.23%
2014	0.00%	2,594	16.289185	42,254	1.05%	3.71%
2013	0.00%	1,641	15.706963	25,775	0.77%	44.62%
Stock Index Fund, Inc. - Initial Shares (DSIF)
2015	0.00%	239,108	20.985615	5,017,828	1.83%	1.11%
2014	0.00%	252,393	20.755825	5,238,625	1.77%	13.42%
2013	0.00%	243,540	18.299315	4,456,615	1.85%	32.03%
2012	0.00%	256,742	13.860281	3,558,516	2.04%	15.74%
2011	0.00%	254,190	11.975613	3,044,081	1.85%	1.88%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VIP Trust - Franklin Income VIP Fund: Class 1 (FTVIS1)
2015	0.00%	18,870	$11.912335	$224,786	4.26%	-6.84%
2014	0.00%	12,728	12.786633	162,748	4.80%	4.92%
2013	0.00%	5,913	12.186733	72,060	5.16%	14.18%
2012	0.00%	2,701	10.673045	28,828	4.03%	6.73%	5/1/2012
VIP Trust - Franklin Founding Funds Allocation VIP Fund: Class 1 (FTVFA1)
2015	0.00%	3,500	12.943471	45,302	3.46%	-5.93%
2014	0.00%	3,485	13.758738	47,949	3.03%	3.05%
2013	0.00%	3,022	13.350977	40,347	12.78%	24.14%
2012	0.00%	2,078	10.754715	22,348	0.00%	7.55%	5/1/2012
VIP Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)
2015	0.00%	60,814	10.776572	655,366	7.74%	-4.10%
2014	0.00%	44,166	11.237397	496,311	4.87%	2.12%
2013	0.00%	33,618	11.003960	369,931	4.92%	1.89%
2012	0.00%	20,920	10.799922	225,934	1.24%	8.00%	5/1/2012
Goldman Sachs Global Markets Navigator Fund - Service Shares (GVGMNS)
2015	0.00%	1,557	11.465429	17,852	0.06%	-5.82%
2014	0.00%	2,785	12.173521	33,903	0.04%	3.95%
2013	0.00%	567	11.711464	6,640	0.06%	13.57%
2012	0.00%	354	10.312479	3,651	0.00%	3.12%	5/1/2012
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
2015	0.00%	65,910	14.722930	970,388	0.00%	1.21%
2014	0.00%	73,123	14.547427	1,063,752	0.00%	8.04%
2013	0.00%	78,154	13.465170	1,052,357	0.42%	37.01%
2012	0.00%	86,194	9.827596	847,080	0.00%	-1.72%	4/27/2012
Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)
2015	0.00%	80,730	9.891560	798,546	5.15%	-4.10%
2014	0.00%	30,846	10.314426	318,159	0.00%	3.14%	5/1/2014
Forty Portfolio: Service Shares (JACAS)
2015	0.00%	91,472	22.910620	2,095,680	1.30%	11.94%
2014	0.00%	107,249	20.467408	2,195,109	0.03%	8.47%
2013	0.00%	113,920	18.869601	2,149,625	0.58%	30.89%
2012	0.00%	118,192	14.416877	1,703,960	0.54%	23.86%
2011	0.00%	148,985	11.639880	1,734,168	0.23%	-6.94%
Global Technology Portfolio: Service Shares (JAGTS)
2015	0.00%	119,611	15.568060	1,862,111	0.65%	4.65%
2014	0.00%	73,647	14.876935	1,095,642	0.00%	9.35%
2013	0.00%	54,060	13.605232	735,499	0.00%	35.39%
2012	0.00%	25,034	10.048944	251,565	0.00%	0.49%	4/27/2012
Overseas Portfolio: Service Shares (JAIGS)
2015	0.00%	301,466	9.172327	2,765,145	0.58%	-8.80%
2014	0.00%	234,243	10.057736	2,355,954	5.97%	-12.10%
2013	0.00%	239,954	11.442294	2,745,624	3.04%	14.28%
2012	0.00%	295,978	10.012416	2,963,455	0.73%	0.12%	4/27/2012
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)
2015	0.00%	87,690	9.859642	864,592	0.49%	-1.40%	3/27/2015
Variable Insurance Trust II - MFS International Value Portfolio - Initial Class (MVIVIC)
2015	0.00%	19,281	14.762776	284,641	1.66%	6.65%
2014	0.00%	17,102	13.841932	236,725	2.32%	1.34%
2013	0.00%	10,438	13.658683	142,569	2.25%	27.90%
2012	0.00%	333	10.678788	3,556	1.47%	6.79%	5/1/2012
Variable Insurance Trust - MFS New Discovery Series - Initial Class (MNDIC)
2015	0.00%	39,957	13.309971	531,827	0.00%	-1.89%
2014	0.00%	31,446	13.565726	426,588	0.00%	-7.26%
2013	0.00%	26,441	14.627285	386,760	0.00%	41.52%
2012	0.00%	1,381	10.335916	14,274	0.00%	3.36%	5/1/2012

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Value Series - Initial Class (MVFIC)
2015	0.00%	327,764	$22.320345	$7,315,806	2.29%	-0.74%
2014	0.00%	299,560	22.485985	6,735,902	1.53%	10.51%
2013	0.00%	315,745	20.347506	6,424,623	1.17%	35.89%
2012	0.00%	340,888	14.973911	5,104,427	1.60%	16.26%
2011	0.00%	375,862	12.879603	4,840,953	1.48%	-0.30%
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
2015	0.00%	135,488	16.945121	2,295,861	1.91%	6.32%
2014	0.00%	63,861	15.937876	1,017,809	1.89%	1.13%
2013	0.00%	51,774	15.759367	815,925	1.64%	27.63%
2012	0.00%	19,443	12.347395	240,070	0.70%	15.93%
2011	0.00%	39,665	10.650622	422,457	1.07%	-1.78%
Core Plus Fixed Income Portfolio - Class I (MSVFI)
2015	0.00%	28,605	14.825654	424,088	3.43%	-0.65%
2014	0.00%	36,519	14.922788	544,965	3.16%	7.85%
2013	0.00%	40,428	13.836004	559,362	3.70%	-0.32%
2012	0.00%	39,120	13.879990	542,985	4.17%	9.44%
2011	0.00%	42,517	12.682719	539,231	3.66%	5.65%
NVIT Investor Destinations Managed Growth and Income Class I (IDPGI)
2015	0.00%	1,205	9.880365	11,906	2.82%	-3.10%
2014	0.00%	140	10.196266	1,427	1.73%	1.96%	5/1/2014
NVIT Investor Destinations Managed Growth Class I (IDPG)
2015	0.00%	296	9.768489	2,891	3.94%	-3.71%
2014	0.00%	17	10.145001	172	1.40%	1.45%	5/1/2014
NVIT Cardinal Managed Growth and Income Class I (NCPGI)
2015	0.00%	3,464	9.750948	33,777	1.59%	-4.03%
2014	0.00%	3,096	10.160186	31,456	6.40%	1.60%	5/1/2014
NVIT Cardinal Managed Growth Class I (NCPG)
2015	0.00%	6,813	9.617936	65,527	1.57%	-4.62%
2014	0.00%	20	10.083558	202	2.72%	0.84%	5/1/2014
NVIT Bond Index Fund Class I (NVBX)
2015	0.00%	6,760	10.292554	69,578	2.70%	0.14%
2014	0.00%	3,467	10.277970	35,634	5.89%	2.78%	5/1/2014
NVIT International Index Fund Class I (NVIX)
2015	0.00%	11,863	9.110733	108,081	2.31%	-0.96%
2014	0.00%	4,881	9.198938	44,900	2.26%	-8.01%	5/1/2014
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
2015	0.00%	230,837	23.497274	5,424,040	2.42%	-4.28%
2014	0.00%	246,559	24.546677	6,052,204	2.03%	13.12%
2013	0.00%	265,990	21.699995	5,771,982	1.88%	31.90%
2012	0.00%	285,727	16.452105	4,700,811	0.96%	14.66%
2011	0.00%	334,728	14.348277	4,802,770	1.70%	0.65%
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
2015	0.00%	268,535	16.606784	4,459,503	1.45%	0.98%
2014	0.00%	249,935	16.444935	4,110,165	0.96%	4.99%
2013	0.00%	251,110	15.663250	3,933,199	1.30%	23.28%
2012	0.00%	252,399	12.704984	3,206,725	1.40%	15.72%
2011	0.00%	216,671	10.979437	2,378,926	1.28%	0.93%
American Funds NVIT Bond Fund - Class II (GVABD2)
2015	0.00%	57,838	13.166435	761,520	1.36%	-0.23%
2014	0.00%	57,067	13.196903	753,108	1.24%	4.98%
2013	0.00%	64,227	12.571090	807,403	1.73%	-2.57%
2012	0.00%	75,139	12.903197	969,533	2.22%	4.97%
2011	0.00%	81,360	12.292646	1,000,130	2.30%	5.72%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
2015	0.00%	149,827	$18.531767	$2,776,559	0.66%	6.54%
2014	0.00%	146,400	17.393687	2,546,436	0.72%	1.84%
2013	0.00%	141,688	17.080144	2,420,051	0.37%	28.64%
2012	0.00%	162,196	13.277399	2,153,541	0.85%	22.09%
2011	0.00%	161,530	10.875437	1,756,709	1.02%	-9.31%
American Funds NVIT Growth Fund - Class II (GVAGR2)
2015	0.00%	244,566	17.702463	4,329,421	0.74%	6.43%
2014	0.00%	245,634	16.633406	4,085,730	0.46%	8.07%
2013	0.00%	243,065	15.391784	3,741,204	0.31%	29.61%
2012	0.00%	270,064	11.875465	3,207,136	0.21%	17.40%
2011	0.00%	318,329	10.115272	3,219,984	0.26%	-4.69%
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
2015	0.00%	92,230	15.067505	1,389,676	0.83%	1.09%
2014	0.00%	102,595	14.905501	1,529,230	0.83%	10.23%
2013	0.00%	107,177	13.522509	1,449,302	1.05%	32.97%
2012	0.00%	107,574	10.169772	1,094,003	1.07%	17.06%
2011	0.00%	109,519	8.687464	951,442	0.99%	-2.24%
Federated NVIT High Income Bond Fund - Class I (HIBF)
2015	0.00%	85,128	17.756355	1,511,563	4.54%	-2.61%
2014	0.00%	123,863	18.231638	2,258,225	3.63%	2.55%
NVIT Emerging Markets Fund - Class I (GEM)
2015	0.00%	240,457	8.185764	1,968,324	0.82%	-15.99%
2014	0.00%	253,805	9.744361	2,473,168	0.84%	-2.56%	4/25/2014
NVIT International Equity Fund - Class I (GIG)
2015	0.00%	49,659	9.471793	470,360	0.51%	-3.06%
2014	0.00%	44,801	9.770424	437,725	1.78%	-2.30%	4/25/2014
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
2015	0.00%	41,921	9.438443	395,669	0.27%	-3.22%
2014	0.00%	46,167	9.752483	450,243	3.79%	-0.72%
2013	0.00%	59,962	9.823149	589,016	0.53%	17.56%
2012	0.00%	69,053	8.355696	576,986	0.60%	15.23%
2011	0.00%	80,953	7.251572	587,037	1.03%	-10.00%
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
2015	0.00%	76,170	14.364226	1,094,123	0.73%	-1.08%
2014	0.00%	90,303	14.520984	1,311,288	0.91%	6.60%
2013	0.00%	94,482	13.621982	1,287,032	1.23%	43.82%
2012	0.00%	82,884	9.471654	785,049	1.64%	16.94%
2011	0.00%	77,667	8.099461	629,061	0.59%	-11.62%
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
2015	0.00%	206,881	16.458264	3,404,902	0.78%	-0.42%
2014	0.00%	208,011	16.527416	3,437,884	0.90%	10.51%
2013	0.00%	211,084	14.955658	3,156,900	0.73%	38.55%
2012	0.00%	209,086	10.794308	2,256,939	1.07%	11.38%
2011	0.00%	225,562	9.691118	2,185,948	0.63%	-3.27%
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
2015	0.00%	262,584	13.867876	3,641,482	2.83%	-1.58%
2014	0.00%	256,282	14.089818	3,610,967	2.04%	4.48%
2013	0.00%	265,490	13.486224	3,580,458	1.34%	29.65%
2012	0.00%	246,572	10.402170	2,564,884	1.12%	16.22%
2011	0.00%	225,700	8.950086	2,020,034	2.13%	-6.19%
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
2015	0.00%	121,759	13.800315	1,680,313	2.80%	-1.05%
2014	0.00%	114,207	13.947302	1,592,880	2.49%	4.46%
2013	0.00%	112,078	13.351426	1,496,401	1.71%	14.72%
2012	0.00%	127,328	11.638522	1,481,910	1.63%	11.24%
2011	0.00%	117,870	10.462826	1,233,253	2.70%	-1.26%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
2015	0.00%	242,684	$14.021191	$3,402,719	3.02%	-1.15%
2014	0.00%	297,463	14.183683	4,219,121	2.60%	4.70%
2013	0.00%	268,094	13.546578	3,631,756	1.67%	21.44%
2012	0.00%	265,680	11.154725	2,963,587	1.34%	13.74%
2011	0.00%	299,105	9.807509	2,933,475	2.30%	-3.37%
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
2015	0.00%	46,960	13.034982	612,123	2.27%	-0.65%
2014	0.00%	44,508	13.120260	583,957	1.64%	3.42%
2013	0.00%	124,010	12.686282	1,573,226	1.85%	5.03%
2012	0.00%	140,212	12.078891	1,693,605	1.93%	7.58%
2011	0.00%	111,746	11.227964	1,254,680	2.61%	1.50%
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
2015	0.00%	556,849	13.935133	7,759,765	2.83%	-0.98%
2014	0.00%	594,818	14.072360	8,370,493	2.51%	4.66%
2013	0.00%	637,840	13.446120	8,576,473	1.76%	17.98%
2012	0.00%	521,364	11.397169	5,942,074	1.44%	12.45%
2011	0.00%	560,846	10.135390	5,684,393	2.46%	-2.25%
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
2015	0.00%	1,062,039	13.921442	14,785,114	3.05%	-1.43%
2014	0.00%	1,268,509	14.122912	17,915,041	2.41%	4.66%
2013	0.00%	1,485,855	13.494322	20,050,606	1.61%	24.35%
2012	0.00%	1,496,588	10.851463	16,240,169	1.29%	14.67%
2011	0.00%	1,571,284	9.463303	14,869,537	2.43%	-4.57%
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
2015	0.00%	47,253	13.598100	642,551	2.45%	-0.88%
2014	0.00%	49,619	13.718708	680,709	2.39%	4.17%
2013	0.00%	54,489	13.169178	717,575	1.93%	11.33%
2012	0.00%	46,734	11.828808	552,808	1.62%	10.13%
2011	0.00%	55,905	10.740467	600,446	2.72%	-0.28%
NVIT Core Bond Fund - Class I (NVCBD1)
2015	0.00%	52,835	13.609836	719,076	2.97%	-0.72%
2014	0.00%	55,369	13.708553	759,029	2.78%	5.06%
2013	0.00%	56,693	13.048920	739,782	2.28%	-1.91%
2012	0.00%	69,554	13.303193	925,290	3.07%	7.75%
2011	0.00%	70,437	12.345910	869,609	2.96%	6.59%
NVIT Core Plus Bond Fund - Class I (NVLCP1)
2015	0.00%	17,850	14.773963	263,715	2.85%	-0.32%
2014	0.00%	8,257	14.821038	122,377	2.47%	5.09%
2013	0.00%	9,931	14.103213	140,059	1.95%	-1.77%
2012	0.00%	10,120	14.357681	145,300	3.15%	7.38%
2011	0.00%	6,592	13.370773	88,140	2.56%	6.37%
NVIT Nationwide Fund - Class I (TRF)
2015	0.00%	139,357	19.020671	2,650,664	1.22%	0.94%
2014	0.00%	146,750	18.844374	2,765,412	1.16%	12.15%
2013	0.00%	154,851	16.803167	2,601,987	1.35%	31.10%
2012	0.00%	161,398	12.816934	2,068,628	1.42%	14.21%
2011	0.00%	176,655	11.221824	1,982,391	1.14%	0.53%
NVIT Government Bond Fund - Class I (GBF)
2015	0.00%	201,463	14.631660	2,947,738	1.77%	-0.11%
2014	0.00%	201,465	14.647567	2,950,972	1.98%	4.57%
2013	0.00%	211,364	14.007566	2,960,695	1.67%	-4.06%
2012	0.00%	280,407	14.599621	4,093,836	2.36%	3.06%
2011	0.00%	258,480	14.166560	3,661,772	2.90%	7.25%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
American Century NVIT Growth Fund - Class I (CAF)
2015	0.00%	20,150	$15.814085	$318,654	0.76%	4.67%
2014	0.00%	7,617	15.108791	115,084	0.26%	11.33%
2013	0.00%	25,511	13.571249	346,216	0.81%	29.74%
2012	0.00%	6,308	10.460376	65,984	0.81%	14.02%
2011	0.00%	1,393	9.174041	12,779	0.56%	-8.26%	5/2/2011
NVIT International Index Fund - Class II (GVIX2)
2015	0.00%	65,877	9.215814	607,110	2.16%	-1.26%
2014	0.00%	57,891	9.333223	540,310	1.85%	-6.67%	4/25/2014
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
2015	0.00%	457,726	18.495018	8,465,651	1.42%	-1.00%
2014	0.00%	464,591	18.681442	8,679,230	1.63%	4.99%
2013	0.00%	502,645	17.794323	8,944,227	1.69%	27.25%
2012	0.00%	498,146	13.984122	6,966,134	1.59%	15.90%
2011	0.00%	558,744	12.065374	6,741,455	1.82%	-3.93%
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
2015	0.00%	51,374	16.704200	858,162	1.73%	-0.17%
2014	0.00%	49,253	16.733256	824,163	1.88%	4.59%
2013	0.00%	41,426	15.999643	662,801	1.23%	13.42%
2012	0.00%	152,424	14.106085	2,150,106	2.37%	9.39%
2011	0.00%	40,269	12.895684	519,296	2.09%	0.88%
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
2015	0.00%	21,844	19.013052	415,321	1.54%	-0.53%
2014	0.00%	24,147	19.114689	461,562	1.70%	5.21%
2013	0.00%	27,206	18.167791	494,273	1.22%	19.49%
2012	0.00%	36,269	15.203946	551,432	1.77%	12.25%
2011	0.00%	31,138	13.544740	421,756	1.98%	-0.94%
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
2015	0.00%	62,329	14.874402	927,107	1.63%	0.26%
2014	0.00%	70,838	14.835107	1,050,889	1.63%	3.89%
2013	0.00%	109,123	14.279591	1,558,232	1.89%	4.83%
2012	0.00%	85,237	13.621440	1,161,051	1.63%	5.18%
2011	0.00%	94,469	12.951126	1,223,480	2.41%	2.93%
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
2015	0.00%	1,504,455	17.233175	25,926,536	1.60%	-0.33%
2014	0.00%	1,574,486	17.291036	27,224,494	1.73%	5.18%
2013	0.00%	1,536,403	16.439292	25,257,378	1.70%	16.63%
2012	0.00%	1,689,096	14.095613	23,808,844	1.69%	10.81%
2011	0.00%	1,745,290	12.720302	22,200,616	2.13%	-0.04%
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
2015	0.00%	2,370,910	18.095909	42,903,772	1.46%	-0.73%
2014	0.00%	2,498,172	18.228907	45,538,945	1.67%	4.96%
2013	0.00%	2,666,396	17.367971	46,309,888	1.73%	22.38%
2012	0.00%	2,613,849	14.192188	37,096,236	1.70%	13.76%
2011	0.00%	2,631,844	12.475556	32,833,717	2.02%	-2.13%
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
2015	0.00%	84,257	16.262795	1,370,254	1.59%	-0.03%
2014	0.00%	99,372	16.267765	1,616,560	1.80%	4.74%
2013	0.00%	101,772	15.531667	1,580,689	1.72%	10.49%
2012	0.00%	106,307	14.056477	1,494,302	1.76%	8.04%
2011	0.00%	104,485	13.010443	1,359,396	2.29%	2.06%
NVIT Mid Cap Index Fund - Class I (MCIF)
2015	0.00%	132,864	24.214518	3,217,238	1.13%	-2.53%
2014	0.00%	132,344	24.844092	3,287,967	1.07%	9.42%
2013	0.00%	133,282	22.705167	3,026,190	1.16%	33.05%
2012	0.00%	133,653	17.065485	2,280,853	1.09%	17.47%
2011	0.00%	148,481	14.527168	2,157,008	0.82%	-2.54%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Money Market Fund - Class I (SAM)
2015	0.00%	580,279	$11.482073	$6,662,806	0.00%	0.00%
2014	0.00%	555,262	11.482073	6,375,559	0.00%	0.00%
2013	0.00%	677,636	11.482073	7,780,666	0.00%	0.00%
2012	0.00%	859,933	11.482073	9,873,813	0.00%	0.00%
2011	0.00%	761,394	11.482073	8,742,381	0.00%	0.00%
NVIT Money Market Fund - Class V (SAM5)
2015	0.00%	88,023	10.000000	880,230	0.00%	0.00%
2014	0.00%	39,404	10.000000	394,040	0.00%	0.00%
2013	0.00%	42,050	10.000000	420,500	0.00%	0.00%
2012	0.00%	91,752	10.000000	917,520	0.00%	0.00%	4/30/2012
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)
2015	0.00%	232,674	9.747456	2,267,980	0.72%	-0.49%
2014	0.00%	239,927	9.795541	2,350,215	1.08%	-2.04%	4/25/2014
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)
2015	0.00%	132,572	8.641698	1,145,647	1.24%	-5.12%
2014	0.00%	141,163	9.107879	1,285,696	1.77%	-8.92%	4/25/2014
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
2015	0.00%	277,817	16.589334	4,608,799	0.48%	3.43%
2014	0.00%	275,599	16.038508	4,420,197	0.51%	10.44%
2013	0.00%	278,656	14.522943	4,046,905	0.76%	34.74%
2012	0.00%	362,034	10.778503	3,902,185	0.51%	16.35%
2011	0.00%	377,197	9.263525	3,494,072	0.01%	-2.91%
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
2015	0.00%	116,434	14.746982	1,717,050	1.21%	-3.15%
2014	0.00%	132,374	15.226743	2,015,625	1.16%	10.52%
2013	0.00%	157,943	13.777622	2,176,079	1.39%	35.44%
2012	0.00%	168,401	10.172659	1,713,086	1.40%	17.81%
2011	0.00%	171,204	8.634796	1,478,312	1.13%	-5.83%
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
2015	0.00%	202,652	16.073975	3,257,423	0.00%	-0.18%
2014	0.00%	196,566	16.103721	3,165,444	0.00%	4.04%
2013	0.00%	208,774	15.479098	3,231,633	0.00%	38.94%
2012	0.00%	236,286	11.140525	2,632,350	0.00%	14.90%
2011	0.00%	254,093	9.695515	2,463,301	0.00%	-4.23%
NVIT Multi-Manager Mid Cap Value Fund - Class I (NVMMV1)
2015	0.00%	1,255	16.430992	20,621	0.61%	-2.75%
2014	0.00%	4,684	16.895778	79,140	2.22%	17.15%
2013	0.00%	4,259	14.422090	61,424	3.73%	35.85%
2012	0.00%	61	10.616129	648	1.59%	6.16%	4/30/2012
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
2015	0.00%	164,489	18.482716	3,040,203	1.30%	-2.89%
2014	0.00%	151,863	19.031857	2,890,235	1.45%	17.02%
2013	0.00%	146,022	16.263836	2,374,878	1.20%	35.68%
2012	0.00%	154,640	11.987208	1,853,702	1.18%	16.35%
2011	0.00%	161,898	10.303092	1,668,050	0.81%	-2.32%
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
2015	0.00%	62,133	18.356233	1,140,528	0.00%	0.76%
2014	0.00%	83,939	18.218436	1,529,237	0.00%	2.81%
2013	0.00%	86,497	17.720192	1,532,743	0.00%	44.29%
2012	0.00%	93,837	12.281082	1,152,420	0.00%	13.44%
2011	0.00%	153,744	10.826282	1,664,476	0.00%	-0.65%
NVIT Multi-Manager Small Cap Value Fund - Class I (SCVF)
2015	0.00%	52,131	20.636022	1,075,776	0.70%	-6.02%
2014	0.00%	54,707	21.958373	1,201,277	0.51%	7.02%
2013	0.00%	67,737	20.517613	1,389,802	0.87%	40.40%
2012	0.00%	61,960	14.613759	905,469	0.86%	20.44%
2011	0.00%	64,996	12.133163	788,607	0.43%	-5.07%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Multi-Manager Small Company Fund - Class I (SCF)
2015	0.00%	94,166	$20.941942	$1,972,019	0.37%	-1.63%
2014	0.00%	104,414	21.290028	2,222,977	0.17%	0.82%
2013	0.00%	109,490	21.117835	2,312,192	0.14%	40.91%
2012	0.00%	123,263	14.987211	1,847,369	0.15%	15.50%
2011	0.00%	144,043	12.975667	1,869,054	0.52%	-5.56%
NVIT Multi-Sector Bond Fund - Class I (MSBF)
2015	0.00%	159,345	15.083020	2,403,404	1.98%	-2.89%
2014	0.00%	157,797	15.531903	2,450,888	3.13%	3.88%
2013	0.00%	158,838	14.951255	2,374,827	3.32%	-1.12%
2012	0.00%	171,391	15.121246	2,591,645	2.51%	12.25%
2011	0.00%	186,382	13.471066	2,510,764	4.34%	5.55%
NVIT Short Term Bond Fund - Class I (NVSTB1)
2015	0.00%	9,858	10.289217	101,431	2.19%	-0.08%
2014	0.00%	8,276	10.297809	85,225	1.28%	0.77%
2013	0.00%	4,500	10.219266	45,987	1.53%	0.33%
2012	0.00%	1,201	10.185501	12,233	1.98%	1.86%	5/1/2012
NVIT Short Term Bond Fund - Class II (NVSTB2)
2015	0.00%	68,178	11.468229	781,881	1.79%	-0.34%
2014	0.00%	62,885	11.507465	723,647	1.00%	0.49%
2013	0.00%	74,505	11.450912	853,150	1.00%	0.11%
2012	0.00%	87,129	11.438838	996,655	1.20%	3.52%
2011	0.00%	107,935	11.049485	1,192,626	1.58%	1.30%
NVIT Large Cap Growth Fund - Class I (NVOLG1)
2015	0.00%	581,611	25.770856	14,988,613	0.64%	5.09%
2014	0.00%	627,642	24.521987	15,391,029	0.72%	8.80%
2013	0.00%	659,843	22.538634	14,871,960	0.79%	36.70%
2012	0.00%	719,327	16.487341	11,859,790	0.70%	18.68%
2011	0.00%	798,211	13.891692	11,088,501	0.68%	-2.23%
NVIT Investor Destinations Aggressive Fund - Class P (NVIDAP)
2015	0.00%	32,409	13.926276	451,337	2.02%	-0.79%
2014	0.00%	21,483	14.036700	301,550	2.35%	5.13%
2013	0.00%	10,658	13.351127	142,296	2.66%	27.39%
2012	0.00%	2,739	10.480208	28,705	3.63%	4.80%	5/1/2012
NVIT Investor Destinations Balanced Fund - Class P (NVDBLP)
2015	0.00%	19,264	12.274233	236,451	2.01%	-0.01%
2014	0.00%	15,689	12.275419	192,589	2.35%	4.69%
2013	0.00%	7,215	11.725179	84,597	2.68%	13.63%
2012	0.00%	1,421	10.318307	14,662	0.91%	3.18%	5/1/2012
NVIT Investor Destinations Capital Appreciation Fund - Class P (NVDCAP)
2015	0.00%	18,883	13.055720	246,531	2.04%	-0.39%
2014	0.00%	12,559	13.107129	164,612	2.39%	5.36%
2013	0.00%	6,143	12.440331	76,421	2.72%	19.69%
2012	0.00%	2,204	10.393923	22,908	4.15%	3.94%	5/1/2012
NVIT Investor Destinations Conservative Fund - Class P (NVIDCP)
2015	0.00%	13,767	11.219018	154,452	2.49%	0.45%
2014	0.00%	8,847	11.168880	98,811	2.48%	4.08%
2013	0.00%	5,143	10.731007	55,190	2.19%	4.96%
2012	0.00%	2,449	10.223989	25,039	2.56%	2.24%	5/1/2012
NVIT Investor Destinations Moderate Fund - Class P (NVIDMP)
2015	0.00%	125,261	12.711498	1,592,255	2.07%	-0.15%
2014	0.00%	98,769	12.731181	1,257,446	2.21%	5.31%
2013	0.00%	68,660	12.089743	830,082	2.62%	16.78%
2012	0.00%	28,367	10.352458	293,668	3.24%	3.52%	5/1/2012

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Investor Destinations Moderately Aggressive Fund - Class P (NVDMAP)
2015	0.00%	62,008	$13.371484	$829,139	1.93%	-0.59%
2014	0.00%	47,106	13.450530	633,601	2.17%	5.11%
2013	0.00%	30,035	12.797031	384,359	2.91%	22.56%
2012	0.00%	11,360	10.441771	118,619	3.57%	4.42%	5/1/2012
NVIT Investor Destinations Moderately Conservative Fund - Class P (NVDMCP)
2015	0.00%	17,737	11.954729	212,041	2.04%	0.16%
2014	0.00%	15,086	11.935618	180,061	2.20%	4.88%
2013	0.00%	11,656	11.380678	132,653	3.17%	10.68%
2012	0.00%	658	10.282822	6,766	2.69%	2.83%	5/1/2012
Templeton NVIT International Value Fund - Class III (NVTIV3)
2015	0.00%	135,204	15.385758	2,080,216	1.87%	-3.90%
2014	0.00%	134,015	16.010507	2,145,648	3.65%	-8.15%
2013	0.00%	138,906	17.430436	2,421,192	1.91%	20.09%
2012	0.00%	138,871	14.513999	2,015,574	2.48%	19.56%
2011	0.00%	145,564	12.139096	1,767,015	2.69%	-12.43%
Invesco NVIT Comstock Value Fund - Class I (EIF)
2015	0.00%	175,696	18.133284	3,185,945	1.57%	-6.30%
2014	0.00%	184,724	19.352166	3,574,810	1.75%	9.17%
2013	0.00%	191,912	17.726903	3,402,005	0.00%	35.64%
2012	0.00%	194,189	13.069162	2,537,887	1.25%	18.46%
2011	0.00%	218,564	11.032149	2,411,231	1.33%	-2.32%
NVIT Real Estate Fund - Class I (NVRE1)
2015	0.00%	282,782	14.907394	4,215,543	2.67%	-5.36%
2014	0.00%	310,416	15.751218	4,889,430	2.99%	28.88%
2013	0.00%	316,816	12.221280	3,871,897	1.43%	3.05%
2012	0.00%	368,883	11.860098	4,374,989	0.96%	15.79%
2011	0.00%	388,504	10.243095	3,979,483	0.87%	6.50%
Loring Ward NVIT Capital Appreciation Fund - Class P (NVLCAP)
2015	0.00%	1,816	11.467939	20,826	2.82%	-3.00%
2014	0.00%	1,532	11.822850	18,113	2.52%	3.34%
Loring Ward NVIT Moderate Fund - Class P (NVLMP)
2015	0.00%	10,163	11.290958	114,750	2.09%	-1.70%
2014	0.00%	9,110	11.485747	104,635	1.93%	2.09%
2013	0.00%	5,403	11.250907	60,789	3.00%	12.51%	5/1/2013
NVIT Small Cap Index Fund Class II (NVSIX2)
2015	0.00%	16,400	12.609932	206,803	1.25%	-4.88%
2014	0.00%	11,466	13.257084	152,006	0.98%	4.55%
2013	0.00%	8,256	12.679935	104,686	3.24%	26.80%	5/1/2013
NVIT S&P 500 Index Fund Class I (GVEX1)
2015	0.00%	205,693	13.573434	2,791,960	2.58%	1.16%
2014	0.00%	86,100	13.417375	1,155,236	2.64%	13.36%
2013	0.00%	38,933	11.835951	460,809	2.75%	18.36%	5/1/2013
TOPS Managed Risk Balanced ETF Portfolio - Class 3 (NOTB3)
2015	0.00%	8,177	10.152985	83,021	1.42%	-4.54%
2014	0.00%	3,942	10.635520	41,925	1.70%	3.00%
2013	0.00%	613	10.326215	6,330	0.11%	3.26%	5/1/2013
TOPS Managed Risk Growth ETF Portfolio - Class 3 (NOTG3)
2015	0.00%	11,663	10.023456	116,904	1.27%	-9.22%
2014	0.00%	12,941	11.041111	142,883	1.23%	1.18%
2013	0.00%	5,791	10.911941	63,191	0.00%	9.12%	5/1/2013
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 3 (NOTMG3)
2015	0.00%	10,119	10.243457	103,654	1.46%	-6.46%
2014	0.00%	6,442	10.951171	70,547	1.38%	2.75%
2013	0.00%	3,379	10.658086	36,014	0.30%	6.58%	5/1/2013

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
2015	0.00%	108,949	$17.598923	$1,917,385	0.77%	-5.49%
2014	0.00%	101,218	18.620345	1,884,714	0.68%	9.20%
2013	0.00%	94,251	17.051891	1,607,158	0.65%	38.06%
2012	0.00%	93,545	12.351287	1,155,401	0.57%	18.75%
2011	0.00%	107,736	10.401302	1,120,595	0.49%	-8.39%
VP Inflation Protection Fund - Class II (ACVIP2)
2015	0.00%	123,528	14.251870	1,760,505	2.11%	-2.47%
2014	0.00%	202,867	14.612465	2,964,387	1.37%	3.30%
2013	0.00%	138,298	14.145691	1,956,321	1.67%	-8.48%
2012	0.00%	230,905	15.456223	3,568,919	2.45%	7.39%
2011	0.00%	203,460	14.393172	2,928,435	4.03%	11.74%
VP Mid Cap Value Fund - Class I (ACVMV1)
2015	0.00%	111,202	26.907721	2,992,192	1.68%	-1.43%
2014	0.00%	101,437	27.298795	2,769,108	1.18%	16.42%
2013	0.00%	102,237	23.448028	2,397,256	1.18%	30.11%
2012	0.00%	129,174	18.021035	2,327,849	2.10%	16.33%
2011	0.00%	114,467	15.491583	1,773,275	1.34%	-0.69%
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
2015	0.00%	140,695	22.998606	3,235,789	0.73%	-2.33%
2014	0.00%	152,932	23.547077	3,601,102	0.57%	5.12%
2013	0.00%	166,456	22.399858	3,728,591	1.03%	40.71%
2012	0.00%	159,620	15.918768	2,540,954	0.45%	15.74%
2011	0.00%	164,483	13.753744	2,262,257	0.60%	0.56%
Appreciation Portfolio - Initial Shares (DCAP)
2015	0.00%	75,586	20.021231	1,513,325	1.72%	-2.47%
2014	0.00%	85,970	20.527931	1,764,786	1.84%	8.09%
2013	0.00%	98,348	18.991242	1,867,751	1.97%	21.10%
2012	0.00%	104,346	15.681894	1,636,343	3.71%	10.43%
2011	0.00%	110,150	14.200755	1,564,213	1.64%	9.01%
Quality Bond Fund II - Primary Shares (FQB)
2015	0.00%	73,726	15.799406	1,164,827	4.29%	-0.24%
2014	0.00%	102,217	15.837964	1,618,909	3.77%	3.79%
2013	0.00%	99,887	15.259177	1,524,193	4.13%	1.03%
2012	0.00%	84,552	15.102866	1,276,978	4.62%	9.72%
2011	0.00%	109,325	13.764662	1,504,822	5.16%	2.27%
VIP Energy Portfolio - Service Class 2 (FNRS2)
2015	0.00%	164,457	15.682940	2,579,169	1.00%	-20.75%
2014	0.00%	155,584	19.788975	3,078,848	0.61%	-12.76%
2013	0.00%	219,194	22.684649	4,972,339	0.70%	24.15%
2012	0.00%	252,178	18.272664	4,607,964	0.79%	4.73%
2011	0.00%	250,963	17.446617	4,378,455	0.91%	-5.20%
VIP Equity-Income Portfolio - Service Class (FEIS)
2015	0.00%	238,610	17.655691	4,212,824	3.08%	-4.09%
2014	0.00%	248,943	18.408272	4,582,610	2.86%	8.65%
2013	0.00%	246,209	16.943247	4,171,580	2.50%	28.01%
2012	0.00%	243,481	13.235742	3,222,652	2.98%	17.19%
2011	0.00%	262,266	11.294505	2,962,165	2.50%	0.86%
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
2015	0.00%	53,504	17.755390	949,984	1.70%	-0.31%
2014	0.00%	55,145	17.810892	982,182	1.53%	4.35%
2013	0.00%	56,774	17.068509	969,048	1.63%	13.39%
2012	0.00%	57,481	15.052634	865,240	1.48%	11.69%
2011	0.00%	59,362	13.477731	800,065	1.98%	-0.28%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
2015	0.00%	146,564	$18.391642	$2,695,553	1.78%	-0.37%
2014	0.00%	145,778	18.459232	2,690,950	1.53%	4.66%
2013	0.00%	155,439	17.636606	2,741,416	1.76%	15.95%
2012	0.00%	159,771	15.209948	2,430,109	2.02%	13.19%
2011	0.00%	155,790	13.437783	2,093,472	2.36%	-1.12%
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
2015	0.00%	153,221	19.200517	2,941,922	1.67%	-0.34%
2014	0.00%	154,585	19.265178	2,978,108	1.51%	4.86%
2013	0.00%	149,692	18.372029	2,750,146	1.76%	21.50%
2012	0.00%	140,028	15.121452	2,117,427	1.89%	15.48%
2011	0.00%	148,294	13.094199	1,941,791	2.27%	-2.70%
VIP Growth Portfolio - Service Class (FGS)
2015	0.00%	164,802	22.750383	3,749,309	0.17%	7.05%
2014	0.00%	143,123	21.251601	3,041,593	0.10%	11.19%
2013	0.00%	140,810	19.113196	2,691,329	0.20%	36.20%
2012	0.00%	148,037	14.032884	2,077,386	0.53%	14.54%
2011	0.00%	150,472	12.250993	1,843,431	0.23%	0.14%
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
2015	0.00%	288,795	15.580835	4,499,667	2.42%	-0.71%
2014	0.00%	311,903	15.691555	4,894,243	2.28%	5.75%
2013	0.00%	291,896	14.837811	4,331,098	2.29%	-1.89%
2012	0.00%	313,387	15.123559	4,739,527	2.18%	5.77%
2011	0.00%	329,888	14.298667	4,716,959	3.09%	7.21%
VIP Mid Cap Portfolio - Service Class (FMCS)
2015	0.00%	306,092	24.919442	7,627,642	0.39%	-1.50%
2014	0.00%	340,307	25.298801	8,609,359	0.16%	6.20%
2013	0.00%	361,990	23.822626	8,623,552	0.42%	36.06%
2012	0.00%	382,250	17.508699	6,692,700	0.50%	14.75%
2011	0.00%	443,710	15.258073	6,770,160	0.15%	-10.72%
VIP Overseas Portfolio - Service Class (FOS)
2015	0.00%	214,321	9.455787	2,026,574	1.25%	-5.44%	4/30/2015
VIP Value Strategies Portfolio - Service Class (FVSS)
2015	0.00%	10,501	20.070101	210,756	0.88%	-3.05%
2014	0.00%	12,114	20.702453	250,790	1.00%	6.69%
2013	0.00%	9,820	19.403838	190,546	0.80%	30.44%
2012	0.00%	11,532	14.875151	171,540	0.51%	27.10%
2011	0.00%	12,785	11.703406	149,628	0.91%	-8.85%
Franklin Income Securities Fund - Class 2 (FTVIS2)
2015	0.00%	127,563	15.982130	2,038,728	4.66%	-7.05%
2014	0.00%	143,355	17.195058	2,464,998	5.65%	4.62%
2013	0.00%	218,727	16.436367	3,595,077	6.61%	13.94%
2012	0.00%	147,495	14.425332	2,127,664	6.41%	12.65%
2011	0.00%	149,600	12.805162	1,915,652	5.55%	2.38%
Rising Dividends Securities Fund - Class 1 (FTVRDI)
2015	0.00%	104,518	20.443818	2,136,747	1.72%	-3.42%
2014	0.00%	119,716	21.166833	2,534,009	1.54%	9.01%
2013	0.00%	132,192	19.418079	2,566,915	1.78%	30.05%
2012	0.00%	133,436	14.931124	1,992,349	1.81%	12.18%
2011	0.00%	144,440	13.310500	1,922,569	1.70%	6.29%
Small Cap Value Securities Fund - Class 1 (FTVSVI)
2015	0.00%	203,077	20.934020	4,251,218	0.91%	-7.18%
2014	0.00%	222,216	22.554204	5,011,905	0.84%	0.88%
2013	0.00%	228,169	22.356784	5,101,125	1.46%	36.50%
2012	0.00%	262,511	16.378036	4,299,415	1.03%	18.75%
2011	0.00%	304,237	13.791811	4,195,979	0.91%	-3.53%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)
2015	0.00%	130,526	$7.580957	$989,512	2.09%	-19.60%
2014	0.00%	151,392	9.429267	1,427,516	1.51%	-5.71%	4/30/2014
Templeton Foreign Securities Fund - Class 2 (TIF2)
2015	0.00%	215,097	8.167860	1,756,882	3.27%	-6.49%
2014	0.00%	221,480	8.734905	1,934,607	1.90%	-12.65%	4/30/2014
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)
2015	0.00%	299,800	9.651615	2,893,554	7.76%	-4.30%
2014	0.00%	303,125	10.085726	3,057,236	5.11%	0.86%	4/30/2014
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
2015	0.00%	93,954	12.958538	1,217,506	2.99%	-6.21%
2014	0.00%	100,743	13.816935	1,391,959	2.78%	2.85%
2013	0.00%	101,247	13.434293	1,360,182	11.29%	23.77%
2012	0.00%	93,519	10.854248	1,015,078	2.73%	15.33%
2011	0.00%	91,464	9.411247	860,790	0.02%	-1.54%
Short Duration Bond Portfolio - I Class Shares (AMTB)
2015	0.00%	113,447	12.180552	1,381,847	1.57%	0.18%
2014	0.00%	103,745	12.158206	1,261,353	1.45%	0.61%
2013	0.00%	150,567	12.084498	1,819,527	2.84%	0.62%
2012	0.00%	101,460	12.010417	1,218,577	3.02%	4.61%
2011	0.00%	99,720	11.481642	1,144,949	3.61%	0.29%
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)
2015	0.00%	22,699	9.599822	217,906	0.00%	-4.00%	11/4/2015
Socially Responsive Portfolio - I Class Shares (AMSRS)
2015	0.00%	43,391	21.512171	933,435	0.53%	-0.46%
2014	0.00%	51,011	21.612376	1,102,469	0.37%	10.38%
2013	0.00%	52,270	19.579689	1,023,430	0.71%	37.60%
2012	0.00%	57,585	14.229173	819,387	0.22%	10.98%
2011	0.00%	63,306	12.821427	811,673	0.33%	-3.08%
Global Securities Fund/VA - Non-Service Shares (OVGS)
2015	0.00%	231,643	15.649831	3,625,174	1.30%	3.94%
2014	0.00%	243,058	15.055995	3,659,480	1.11%	2.29%
International Growth Fund/VA - Non-Service Shares (OVIG)
2015	0.00%	14,374	9.413427	135,309	0.46%	3.43%
2014	0.00%	2,370	9.101050	21,569	0.01%	-8.99%	5/1/2014
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
2015	0.00%	209,415	20.828158	4,361,729	0.93%	3.33%
2014	0.00%	215,290	20.157263	4,339,657	0.82%	10.70%
2013	0.00%	222,150	18.208403	4,044,997	1.11%	31.77%
2012	0.00%	233,934	13.818055	3,232,513	0.94%	16.87%
2011	0.00%	250,914	11.823344	2,966,643	0.84%	-0.01%
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
2015	0.00%	106,633	23.431311	2,498,551	0.88%	-5.90%
2014	0.00%	87,944	24.900127	2,189,817	0.85%	11.93%
2013	0.00%	87,394	22.245495	1,944,123	0.92%	41.01%
2012	0.00%	85,770	15.775303	1,353,048	0.57%	17.99%
2011	0.00%	101,968	13.370383	1,363,351	0.64%	-2.21%
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
2015	0.00%	37,480	10.218354	382,984	5.78%	-2.26%
2014	0.00%	35,491	10.454655	371,046	4.02%	2.84%
2013	0.00%	57,082	10.166070	580,300	5.33%	-0.13%
2012	0.00%	41,999	10.179532	427,530	0.00%	1.80%	10/26/2012

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
All Asset Portfolio - Administrative Class (PMVAAA)
2015	0.00%	36,417	$9.830784	$358,008	3.47%	-8.99%
2014	0.00%	36,285	10.801484	391,932	5.74%	0.47%
2013	0.00%	26,394	10.750545	283,750	4.62%	0.27%
2012	0.00%	31,673	10.721257	339,574	5.66%	7.21%	5/1/2012
CommodityRealReturn(R) Strategy Portfolio - Administrative Class (PMVRSA)
2015	0.00%	5,371	5.520425	29,650	4.38%	-25.70%
2014	0.00%	3,732	7.430399	27,730	0.29%	-25.70%	5/1/2014
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
2015	0.00%	110,041	11.992486	1,319,665	1.45%	-7.08%
2014	0.00%	63,127	12.906565	814,753	2.17%	0.40%
2013	0.00%	229,016	12.854946	2,943,988	1.87%	-6.47%
2012	0.00%	59,609	13.744711	819,308	5.32%	5.50%
2011	0.00%	60,592	13.028098	789,399	2.00%	8.52%
Low Duration Portfolio - Administrative Class (PMVLDA)
2015	0.00%	212,047	12.575667	2,666,632	3.44%	0.31%
2014	0.00%	222,542	12.536937	2,789,995	1.14%	0.85%
2013	0.00%	214,043	12.431406	2,660,855	1.51%	-0.13%
2012	0.00%	232,635	12.447911	2,895,820	1.92%	5.86%
2011	0.00%	286,325	11.759209	3,366,956	1.65%	1.11%
Total Return Portfolio - Administrative Class (PMVTRA)
2015	0.00%	109,359	11.375314	1,243,993	5.33%	0.44%
2014	0.00%	98,968	11.325989	1,120,910	2.17%	4.27%
2013	0.00%	113,551	10.862084	1,233,401	2.18%	-1.96%
2012	0.00%	169,537	11.078738	1,878,256	2.55%	9.60%
2011	0.00%	36,664	10.108298	370,611	1.67%	1.08%	4/29/2011
VT Growth & Income Fund: Class IB (PVGIB)
2015	0.00%	842	16.654496	14,023	1.82%	-7.53%
2014	0.00%	851	18.010120	15,327	1.30%	10.73%
2013	0.00%	864	16.264476	14,053	1.62%	35.68%
2012	0.00%	879	11.987698	10,537	1.69%	19.14%
2011	0.00%	898	10.062106	9,036	1.22%	-4.64%
VT Voyager Fund: Class IB (PVTVB)
2015	0.00%	139	20.663803	2,872	1.05%	-6.11%
2014	0.00%	131	22.009046	2,883	0.69%	9.72%
2013	0.00%	129	20.059075	2,588	0.70%	43.72%
2012	0.00%	286	13.956644	3,992	0.31%	14.23%
2011	0.00%	271	12.218235	3,311	0.00%	-17.85%
VI American Franchise Fund - Series I Shares (ACEG)
2015	0.00%	44,187	15.558361	687,477	0.00%	5.01%
2014	0.00%	43,448	14.816518	643,748	0.04%	8.44%
2013	0.00%	37,656	13.663384	514,508	0.43%	40.14%
2012	0.00%	44,194	9.750071	430,895	0.00%	-2.50%	4/27/2012
VI Mid Cap Core Equity Fund: Series I Shares (AVMCCI)
2015	0.00%	683	12.988124	8,871	0.37%	-4.03%
2014	0.00%	1,223	13.533238	16,551	0.03%	4.43%
2013	0.00%	2,892	12.958594	37,476	0.43%	28.81%
2012	0.00%	169	10.059945	1,700	0.06%	0.60%	5/1/2012
Variable Fund - Multi-Hedge Strategies (RVARS)
2015	0.00%	19,902	10.654733	212,050	0.75%	1.85%
2014	0.00%	124,585	10.461335	1,303,325	0.00%	4.66%
2013	0.00%	2,000	9.995608	19,991	0.00%	-0.04%	5/1/2013
Blue Chip Growth Portfolio - II (TRBCG2)
2011	0.00%	3	13.304880	40	0.00%	1.36%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Health Sciences Fund, Inc. (TRHS)
2012	0.00%	1,062	$10.977649	$11,658	0.65%	9.78%	5/1/2012
T. Rowe Price Health Sciences Portfolio (TRHSP)
2015	0.00%	23,213	24.616412	571,421	0.00%	12.76%
2014	0.00%	20,677	21.830967	451,399	0.00%	31.57%
2013	0.00%	9,812	16.593148	162,812	0.00%	50.86%
Health Sciences Portfolio - II (TRHS2)
2015	0.00%	145,936	34.165533	4,985,981	0.00%	12.47%
2014	0.00%	139,529	30.377400	4,238,528	0.00%	31.22%
2013	0.00%	140,445	23.149472	3,251,228	0.00%	50.51%
2012	0.00%	96,300	15.380592	1,481,151	0.00%	31.00%
2011	0.00%	18,564	11.741045	217,961	0.00%	10.39%
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
2015	0.00%	211,248	5.845163	1,234,779	0.03%	-33.45%
2014	0.00%	147,317	8.782543	1,293,818	0.09%	-19.10%
2013	0.00%	198,708	10.856355	2,157,245	0.49%	10.53%
2012	0.00%	120,524	9.821731	1,183,754	0.71%	-1.78%	4/30/2012
Variable Insurance Portfolios - Asset Strategy (WRASP)
2015	0.00%	416,310	12.449004	5,182,645	0.36%	-8.35%
2014	0.00%	424,855	13.582583	5,770,628	0.50%	-5.26%
2013	0.00%	469,207	14.337359	6,727,189	1.28%	25.13%
2012	0.00%	453,600	11.457862	5,197,286	1.14%	19.18%
2011	0.00%	453,143	9.614262	4,356,636	1.04%	-7.21%
Variable Insurance Portfolios - Balanced (WRBP)
2015	0.00%	305	17.089341	5,212	0.91%	-0.32%
2014	0.00%	318	17.145059	5,452	0.94%	7.57%
2013	0.00%	310	15.937799	4,941	1.47%	23.70%
2012	0.00%	296	12.884509	3,814	0.61%	11.74%
2011	0.00%	21	11.530280	242	0.86%	3.31%
Variable Insurance Portfolios - Bond (WRBDP)
2015	0.00%	191	13.468726	2,573	2.84%	0.20%
2014	0.00%	168	13.441746	2,258	3.74%	4.34%
2013	0.00%	144	12.883039	1,855	3.38%	-2.09%
2012	0.00%	119	13.158067	1,566	3.07%	5.78%
2011	0.00%	95	12.439097	1,182	2.61%	7.31%
Variable Insurance Portfolios - Core Equity (WRCEP)
2015	0.00%	220	19.213894	4,227	0.36%	-0.69%
2014	0.00%	244	19.348082	4,721	0.49%	9.68%
2013	0.00%	252	17.640745	4,445	0.55%	33.51%
2012	0.00%	259	13.213109	3,422	0.00%	18.60%
Variable Insurance Portfolios - Global Natural Resources (WRGNR)
2015	0.00%	250	4.961909	1,240	0.10%	-22.39%
2014	0.00%	202	6.393729	1,292	0.00%	-13.04%
2013	0.00%	167	7.352106	1,228	0.00%	7.80%
2012	0.00%	135	6.820009	921	0.00%	1.88%
2011	0.00%	101	6.693839	676	0.00%	-21.45%
Variable Insurance Portfolios - Growth (WRGP)
2015	0.00%	239	19.086025	4,562	0.11%	7.17%
2014	0.00%	266	17.809323	4,737	0.41%	11.81%
2013	0.00%	274	15.928039	4,364	0.44%	36.46%
2012	0.00%	282	11.672462	3,292	0.00%	12.74%
Variable Insurance Portfolios - High Income (WRHIP)
2015	0.00%	51,791	17.713698	917,410	5.48%	-6.50%
2014	0.00%	55,274	18.946076	1,047,225	4.80%	1.90%
2013	0.00%	59,389	18.591996	1,104,160	4.45%	10.50%
2012	0.00%	28,342	16.825504	476,868	0.13%	18.64%
2011	0.00%	130	14.181907	1,844	6.93%	5.26%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Variable Insurance Portfolios - Mid Cap Growth (WRMCG)
2015	0.00%	20,212	$21.046713	$425,396	0.00%	-5.78%
2014	0.00%	17,346	22.337726	387,470	0.00%	7.87%
2013	0.00%	14,745	20.708088	305,341	0.00%	29.94%
2012	0.00%	3,637	15.937035	57,963	0.00%	13.56%
2011	0.00%	57	14.033982	800	0.01%	-0.56%
Variable Insurance Portfolios - Pathfinder Aggressive (WRPAP)
2015	0.00%	457	16.069734	7,344	2.69%	0.34%
2014	0.00%	413	16.015399	6,614	0.83%	4.86%
2013	0.00%	363	15.273325	5,544	1.25%	27.13%
2012	0.00%	304	12.014045	3,652	0.91%	12.18%
2011	0.00%	232	10.709183	2,485	1.19%	-4.15%
Variable Insurance Portfolios - Pathfinder Moderately Aggressive (WRPMAP)
2015	0.00%	357	15.667379	5,593	2.24%	0.06%
2014	0.00%	291	15.657977	4,556	0.99%	4.61%
2013	0.00%	199	14.967420	2,979	1.12%	23.81%
2012	0.00%	132	12.088618	1,596	0.64%	10.82%
2011	0.00%	73	10.908819	796	0.88%	-3.02%
Variable Insurance Portfolios - Science and Technology (WRSTP)
2015	0.00%	168	22.607764	3,798	0.00%	-2.88%
2014	0.00%	152	23.277961	3,538	0.00%	2.91%
2013	0.00%	134	22.619564	3,031	0.00%	56.38%
2012	0.00%	119	14.464041	1,721	0.00%	27.83%
2011	0.00%	87	11.315053	984	0.00%	-5.77%
Variable Insurance Portfolios - Small Cap Growth (WRSCP)
2015	0.00%	120	17.296389	2,076	0.00%	1.88%
2014	0.00%	109	16.976774	1,850	0.00%	1.59%
2013	0.00%	99	16.710278	1,654	0.00%	43.36%
2012	0.00%	87	11.656224	1,014	0.00%	5.16%
2011	0.00%	67	11.083753	743	0.00%	-10.60%
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
2015	0.00%	13,119	24.657341	323,480	0.00%	-2.88%
2014	0.00%	22,462	25.389071	570,289	0.00%	-1.88%
2013	0.00%	25,795	25.874760	667,439	0.00%	50.23%
2012	0.00%	25,562	17.223573	440,269	0.00%	7.87%
2011	0.00%	26,608	15.966729	424,843	0.00%	-4.60%
Global Securities Fund/VA - Class 3 (obsolete) (OVGS3)
2013	0.00%	179,967	20.707226	3,726,617	1.34%	27.34%
2012	0.00%	168,441	16.261792	2,739,153	2.07%	21.23%
2011	0.00%	191,868	13.414448	2,573,803	1.23%	-8.27%
Janus Aspen Series - Global Technology Portfolio - Service II Shares (obsolete) (JAGTS2)
2011	0.00%	17,173	10.352942	177,791	0.00%	-8.81%
Janus Aspen Series - Overseas Portfolio - Service II Shares (obsolete) (JAIGS2)
2011	0.00%	280,397	10.783470	3,023,653	0.36%	-32.33%
Templeton Developing Markets Securities Fund - Class 3 (obsolete) (FTVDM3)
2013	0.00%	84,692	19.119582	1,619,276	1.97%	-0.97%
2012	0.00%	79,918	19.307248	1,542,997	1.41%	13.16%
2011	0.00%	96,793	17.062376	1,651,519	0.96%	-15.86%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Templeton Foreign Securities Fund - Class 3 (obsolete) (TIF3)
2013	0.00%	123,410	$18.236527	$2,250,570	2.34%	22.98%
2012	0.00%	124,579	14.829007	1,847,383	3.04%	18.30%
2011	0.00%	135,575	12.534749	1,699,399	1.67%	-10.68%
Templeton Global Bond Securities Fund - Class 3 (obsolete) (FTVGI3)
2013	0.00%	148,779	20.700503	3,079,800	4.80%	1.64%
2012	0.00%	159,924	20.367363	3,257,230	6.07%	15.06%
2011	0.00%	210,837	17.701343	3,732,098	5.49%	-0.83%
Investors Growth Stock Series - Initial Class (obsolete) (MIGIC)
2014	0.00%	46,600	21.459751	1,000,024	0.52%	11.45%
2013	0.00%	51,136	19.254671	984,607	0.62%	30.29%
2012	0.00%	54,370	14.778170	803,489	0.45%	16.97%
2011	0.00%	62,519	12.633894	789,858	0.54%	0.58%
Federated NVIT High Income Bond Fund - Class III (obsolete) (HIBF3)
2013	0.00%	147,951	18.202636	2,693,098	6.02%	6.94%
2012	0.00%	193,522	17.021800	3,294,093	7.09%	14.71%
2011	0.00%	338,304	14.839228	5,020,170	7.38%	3.81%
NVIT Emerging Markets Fund - Class III (obsolete) (GEM3)
2013	0.00%	146,067	19.481483	2,845,602	1.13%	0.75%
2012	0.00%	159,093	19.336082	3,076,235	0.40%	17.24%
2011	0.00%	204,764	16.493303	3,377,235	0.75%	-22.39%
NVIT International Equity Fund - Class III (obsolete) (GIG3)
2013	0.00%	36,553	11.232970	410,599	0.55%	17.81%
2012	0.00%	32,228	9.534576	307,280	0.94%	15.58%
2011	0.00%	23,568	8.249535	194,425	1.39%	-9.76%
VIP Overseas Portfolio - Service Class R (obsolete) (FOSR)
2014	0.00%	128,583	16.555209	2,128,718	1.24%	-8.18%
2013	0.00%	130,842	18.029345	2,358,996	1.31%	30.30%
2012	0.00%	134,487	13.836689	1,860,855	1.72%	20.67%
2011	0.00%	141,771	11.466618	1,625,634	1.30%	-17.30%
V.I. Capital Appreciation Fund - Series I (obsolete) (AVCA)
2011	0.00%	40,459	9.768863	395,238	0.15%	-7.91%
V.I. Capital Development Fund - Series I (obsolete) (AVCDI)
2011	0.00%	66,268	11.911516	789,352	0.00%	-7.16%
VIP Trust - Global Hard Assets Fund - Class R1 (obsolete) (VWHAR)
2011	0.00%	105,032	9.962653	1,046,397	0.58%	-16.40%
NVIT International Index Fund - Class VI (obsolete) (GVIX6)
2013	0.00%	55,258	11.841416	654,333	2.88%	21.27%
2012	0.00%	51,348	9.764428	501,384	3.00%	18.29%
2011	0.00%	48,262	8.254444	398,376	2.59%	-12.72%
NVIT Multi-Manager International Growth Fund - Class III (obsolete) (NVMIG3)
2013	0.00%	202,712	12.166606	2,466,317	1.26%	21.34%
2012	0.00%	210,720	10.026765	2,112,840	0.61%	15.78%
2011	0.00%	222,325	8.660251	1,925,390	1.28%	-9.37%
NVIT Multi-Manager International Value Fund - Class III (obsolete) (GVDIV3)
2013	0.00%	111,298	12.775201	1,421,854	2.27%	21.42%
2012	0.00%	117,243	10.521355	1,233,555	0.36%	17.24%
2011	0.00%	151,058	8.974574	1,355,681	1.92%	-16.11%

NATIONWIDE VLI SEPARATE ACCOUNT-7 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
High Income Fund/VA - Class 3 (obsolete) (OVHI3)
2011	0.00%	146,206	$2.908819	$425,287	8.58%	-1.88%
High Income Fund/VA - Non-Service Shares (obsolete) (OVHI)
2011	0.00%	8,132	3.367180	27,382	9.33%	-2.34%
Small-Cap Growth Portfolio - S Class Shares (obsolete) (AMFAS)
2014	0.00%	14,088	16.125426	227,175	0.00%	3.47%
2013	0.00%	14,012	15.584477	218,370	0.00%	45.83%
2012	0.00%	17,474	10.686505	186,736	0.00%	8.82%
2011	0.00%	14,866	9.820243	145,988	0.00%	-1.06%

2015	Contract owners equity:				$341,070,770
2014	Contract owners equity:				$354,611,249
2013	Contract owners equity:				$351,781,058
2012	Contract owners equity:				$296,273,260
2011	Contract owners equity:				$271,561,885
*	This represents the annual contract expense rate of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the total return for the period. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both during the period presented.
****	This represents the date the underlying mutual fund option was initially added and funded.

KPMG LLP
Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the Company) as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2015. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying table of contents. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Columbus, Ohio

February 23, 2016

1

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Operations

	Year ended December 31,
(in millions)	2015	2014	2013
Revenues
Policy charges	$2,216	$2,065	$1,849
Premiums	786	831	724
Net investment income	1,982	1,900	1,849
Net realized investment gains (losses), including other-than-temporary impairment losses	82	(1,078)	678
Other revenues	14	11	17

Total revenues	$5,080	$3,729	$5,117

Benefits and expenses
Interest credited to policyholder account values	$1,078	$1,096	$1,067
Benefits and claims	1,662	1,502	1,354
Amortization of deferred policy acquisition costs	68	207	374
Other expenses, net of deferrals	1,044	1,055	981

Total benefits and expenses	$3,852	$3,860	$3,776

Income (loss) before federal income taxes and noncontrolling interests	$1,228	$(131)	$1,341
Federal income tax expense (benefit)	293	(147)	313

Net income	$935	$16	$1,028
Noncontrolling interest adjustment for consolidated net expenses, net of tax	96	94	82

Net income attributable to Nationwide Life Insurance Company	$1,031	$110	$1,110

See accompanying notes to consolidated financial statements.

2

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Comprehensive Income

	Year ended December 31,
(in millions)	2015	2014	2013
Net income	$935	$16	$1,028

Other comprehensive (loss) income, net of tax
Changes in:
Net unrealized (losses) gains on available-for-sale securities	$(720)	$435	$(663)
Other	43	27	(7)

Total other comprehensive (loss) income, net of tax	$(677)	$462	$(670)

Total comprehensive income	$258	$478	$358
Noncontrolling interest adjustment for consolidated net expenses, net of tax	96	94	82

Total comprehensive income attributable to Nationwide Life Insurance Company	$354	$572	$440

See accompanying notes to consolidated financial statements.

3

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Balance Sheets

	December 31,
(in millions, except for share and per share amounts)	2015	2014
Assets
Investments:
Fixed maturity securities, available-for-sale	$37,570	$35,418
Mortgage loans, net of allowance	8,396	7,270
Policy loans	993	992
Short-term investments	766	935
Other investments	943	822

Total investments	$48,668	$45,437
Cash and cash equivalents	67	77
Accrued investment income	477	670
Deferred policy acquisition costs	5,200	4,063
Goodwill	200	200
Other assets	2,328	5,001
Separate account assets	87,238	88,076

Total assets	$144,178	$143,524

Liabilities and equity
Liabilities
Future policy benefits and claims	$45,397	$40,730
Short-term debt	400	660
Long-term debt	707	709
Other liabilities	2,042	5,313
Separate account liabilities	87,238	88,076

Total liabilities	$135,784	$135,488

Shareholder’s equity
Common stock ($1 par value; authorized - 5,000,000 shares, issued and outstanding - 3,814,779 shares)	$4	$4
Additional paid-in capital	1,718	1,718
Retained earnings	5,661	4,630
Accumulated other comprehensive income	367	1,044

Total shareholder’s equity	$7,750	$7,396
Noncontrolling interests	644	640

Total equity	$8,394	$8,036

Total liabilities and equity	$144,178	$143,524

See accompanying notes to consolidated financial statements.

4

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Equity

(in millions)	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total shareholder’s equity	Non- controlling interest	Total equity
Balance as of December 31, 2012	$4	$1,718	$3,410	$1,252	$6,384	$347	$6,731
Comprehensive income (loss):
Net income (loss)	$—	$—	$1,110	$—	$1,110	$(82)	$1,028
Other comprehensive income	—	—	—	(670)	(670)	—	(670)

Total comprehensive income (loss)	$—	$—	$1,110	$(670)	$440	$(82)	$358
Change in noncontrolling interest	—	—	—	—	—	415	415

Balance as of December 31, 2013	$4	$1,718	$4,520	$582	$6,824	$680	$7,504

Comprehensive income (loss):
Net income (loss)	$—	$—	$110	$—	$110	$(94)	$16
Other comprehensive loss	—	—	—	462	462	—	462

Total comprehensive income (loss)	$—	$—	$110	$462	$572	$(94)	$478
Change in noncontrolling interest	—	—	—	—	—	54	54

Balance as of December 31, 2014	$4	$1,718	$4,630	$1,044	$7,396	$640	$8,036

Comprehensive income (loss):
Net income (loss)	$—	$—	$1,031	$—	$1,031	$(96)	$935
Other comprehensive loss	—	—	—	(677)	(677)	—	(677)

Total comprehensive income (loss)	$—	$—	$1,031	$(677)	$354	$(96)	$258
Change in noncontrolling interest	—	—	—	—	—	100	100

Balance as of December 31, 2015	$4	$1,718	$5,661	$367	$7,750	$644	$8,394

See accompanying notes to consolidated financial statements.

5

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Cash Flows

	Year ended December 31,
(in millions)	2015	2014	2013
Cash flows from operating activities
Net income	$935	$16	$1,028
Adjustments to net income:
Net realized investment (gains) losses, including other-than-temporary impairment losses	(82)	1,078	(678)
Interest credited to policyholder account values	1,078	1,096	1,067
Capitalization of deferred policy acquisition costs	(870)	(685)	(604)
Amortization of deferred policy acquisition costs	68	207	374
Amortization and depreciation	107	128	77
Deferred tax expense (benefit)	217	(152)	346
Changes in:
Policy liabilities	(249)	(421)	(475)
Derivatives, net	(141)	(181)	(483)
Other, net	(280)	(59)	88

Net cash provided by operating activities	$783	$1,027	$740

Cash flows from investing activities
Proceeds from maturities of available-for-sale securities	$2,828	$2,798	$3,689
Proceeds from sales of available-for-sale securities	466	647	1,091
Purchases of available-for-sale securities	(7,106)	(5,640)	(6,842)
Proceeds from repayments and sales of mortgage loans	1,027	920	1,091
Issuances of mortgage loans	(2,155)	(1,837)	(1,593)
Net sales (purchases) of short-term investments	169	(524)	654
Collateral received (paid), net	48	399	(637)
Other, net	(136)	(94)	42

Net cash used in investing activities	$(4,859)	$(3,331)	$(2,505)

Cash flows from financing activities
Net change in short-term debt	$(260)	$382	$(22)
Proceeds from issuance of long-term debt	—	—	2
Repayments of long-term debt	(2)	—	(299)
Investment and universal life insurance product deposits	8,224	6,037	6,139
Investment and universal life insurance product withdrawals	(3,884)	(4,095)	(4,034)
Other, net	(12)	(4)	(22)

Net cash provided by financing activities	$4,066	$2,320	$1,764

Net (decrease) increase in cash and cash equivalents	$(10)	$16	$(1)
Cash and cash equivalents at beginning of year	77	61	62

Cash and cash equivalents at end of year	$67	$77	$61

See accompanying notes to consolidated financial statements.

6

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC,” or collectively with its subsidiaries, “the Company”) was incorporated in 1929 and is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation (“Nationwide Corp.”), a majority-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include fixed and variable individual annuities, private and public sector group retirement plans, life insurance, investment advisory services, banking products and services, mutual funds and other investment products.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouse and regional firms, pension plan administrators and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. (“NRS”) and Nationwide Financial Network (“NFN”) producers, which includes the agency distribution force of the Company’s ultimate parent company, NMIC.

Wholly-owned subsidiaries of NLIC as of December 31, 2015 include Nationwide Life and Annuity Insurance Company (“NLAIC”), Nationwide Investment Services Corporation (“NISC”), Nationwide Investment Advisor (“NIA”) and Eagle Captive Reinsurance, LLC (“Eagle”). NLAIC primarily offers universal life insurance, variable universal life insurance, term life insurance, corporate-owned life insurance (“COLI”) and individual annuity contracts on a non-participating basis. NISC is a registered broker-dealer. NIA is a registered investment advisor.

Eagle is an Ohio domiciled special purpose financial captive insurance company, and a member of the Nationwide group of companies, which is comprised of NMIC and all of its subsidiaries and affiliates. Eagle is a wholly-owned subsidiary of NLIC. Eagle commenced operations effective October 1, 2015, following surplus contributions of $50 million by NLIC for the purpose of assuming net of third party reinsurance, 100% of NLIC’s liability with respect to specified guaranteed minimum death benefits (“GMDB”) and guaranteed lifetime withdrawal benefits (“GLWB”) provided under substantially all of the variable annuity contracts issued and to be issued by NLIC. The base annuity contracts and any non-reinsured risks will be retained by NLIC.

As of December 31, 2015 and 2014, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact on the Company’s financial position.

(2)	Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. The consolidated financial statements include majority-owned subsidiaries and consolidated variable interest entities (“VIEs”). All intercompany accounts and transactions have been eliminated.

Use of Estimates

The Company’s consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in accordance with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant estimates include the balance and amortization of deferred policy acquisition costs (“DAC”), legal and regulatory reserves, certain investment and derivative valuations, future policy benefits and claims including the valuation of embedded derivatives resulting from living benefit guarantees on variable annuity contracts expected to net settle, goodwill, provision for income taxes and valuation of deferred tax assets. Actual results could differ significantly from those estimates.

7

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Revenues and Benefits

Investment and universal life insurance products. Investment products are long-duration contracts that do not subject the Company to significant risk arising from mortality (the incidence of death) or morbidity (the incidence of disability resulting from disease or physical impairment). These include variable and fixed deferred annuity contracts in the accumulation phase with individuals and groups, as well as certain annuities without life contingencies. Universal life insurance products include long-duration insurance contracts that do not have fixed or guaranteed terms. These include universal life insurance, variable universal life insurance, COLI, bank-owned life insurance (“BOLI”) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, surrender charges and other policy charges earned and assessed against policy account balances during the period. Policy charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Assessments for services provided in future periods are recorded as unearned revenue and recognized as revenue over the periods benefited. Surrender charges are recognized as revenue upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.

Traditional life insurance products. Traditional life insurance products include those products with fixed and guaranteed terms, primarily consisting of whole life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are generally recognized as revenue when due. For certain annuities with life contingencies, any excess of gross premium over the net premium is deferred and recognized with the amount of expected future benefits. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Future Policy Benefits and Claims

Investment and universal life insurance products. The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and for universal life insurance policies at the policy accrued account balance, which represents participants’ net deposits adjusted for investment performance, interest credited and applicable contract charges.

The Company offers guarantees which can include a return of no less than the total deposits made on the contract less any customer withdrawals, total deposits made on the contract less any customer withdrawals plus a minimum return, or the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees can also include benefits payable in the event of death, upon annuitization, upon periodic withdrawal or at specified dates during the accumulation period. Refer to Note 4 for further discussion of these guarantees.

As part of its valuation procedures, the Company makes an assumption of the expected utilization of guarantee benefits by participants. Guarantees that include a benefit that is wholly life contingent or is expected to be exercised upon annuitization are accounted for as insurance liabilities that accumulate over time. Guarantees that are expected to be exercised using a net settlement option are accounted for as embedded derivatives, which are required to be separated from, and valued apart from, the host variable annuity contracts.

Guarantees on variable annuity and fixed annuity products accounted for as insurance liabilities primarily include GMDB and certain GLWB. Liabilities for these guarantees are calculated by multiplying the current benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date, less the cumulative guaranteed benefit payments plus interest. The Company annually evaluates its experience and assumptions and adjusts the benefit ratio as appropriate. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes, with a related charge or credit to benefits and claims in the period of evaluation. Determination of the expected benefit payments and assessments are based on a range of scenarios and assumptions, including those related to market rates of return and volatility, contract surrenders and mortality experience. The accounting for these guarantees impacts estimated gross profits used to calculate the balance and amortization of DAC and other expenses. Refer to Note 4 for further discussion of these guarantees.

8

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Certain guaranteed minimum accumulation benefits (“GMAB”) and the GLWB that are expected to net settle on variable annuity products represent embedded derivatives which are held at fair value and include the present value of attributed fees. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivatives incorporate numerous, unobservable assumptions including, but not limited to, mortality, lapse rates, index volatility, benefit utilization and discounting. Benefit utilization includes a wait period (the number of years the policyholder is assumed to wait prior to beginning withdrawals once eligible) and efficiency of benefit utilization (the percent of the maximum permitted withdrawal that a policyholder takes). Discounting includes liquidity and non-performance risk (the risk that the liability will not be fulfilled) and affects the value at which the liability is transferred. The Company derives these inputs, which vary widely by product, attained age, policy duration, benefits in the money and the existence of surrender charges, from experience and industry data.

The Company offers certain indexed life insurance and annuity products for which the policyholders’ interest credits are based on market performance with caps and floors. The interest credits represent embedded derivatives within the insurance contract and therefore are required to be separated, and valued apart from, the host contracts. The embedded derivatives are held at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of interest credited. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivatives incorporate numerous unobservable assumptions including, but not limited to, mortality, lapse rates and index volatility.

The assumptions used to calculate the fair value of embedded derivatives are reviewed as part of an annual comprehensive study of assumptions. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary.

The Company offers certain universal life and variable universal life insurance products with no-lapse guarantees. Liabilities for these guarantees are calculated by multiplying the current benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date, less the cumulative guaranteed benefit payments plus interest. The Company annually evaluates its experience and assumptions and adjusts the benefit ratio as appropriate. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes with a related charge or credit to other benefits and claims in the period of evaluation. Determination of the expected benefit payments and assessments are based on a range of scenarios and assumptions, including those related to market rates of return and volatility, contract surrenders and mortality experience. The accounting for these guarantees impacts estimated gross profits used to calculate the balance and amortization of DAC and other expenses. Refer to Note 4 for further discussion of these guarantees.

Traditional life and other insurance products. The process of calculating reserve amounts for traditional life insurance products involves the use of a number of assumptions, including those related to persistency (the percentage of insurance policies remaining in-force from year to year), mortality, morbidity, interest rates (the rates expected to be paid or received on financial instruments) and certain other expenses.

The liability for future policy benefits and claims for traditional life insurance policies was determined using the net level premium method, with weighted average interest rates of 6.6% and estimates of mortality, morbidity, investment yields and persistency that were used or being experienced at the time the policies were issued, with a provision for adverse deviation.

The liability for future policy benefits for certain annuities with life contingencies was calculated using the present value of future benefits and certain expenses, discounted using weighted average interest rates of 4.7% with a provision for adverse deviation.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liability for such funding agreements is recorded in future policy benefits and claims. The amount of collateralized funding agreements outstanding with the FHLB as of December 31, 2015 and 2014 was $2.3 billion and $1.8 billion, respectively. In connection with an FHLB requirement for funding agreements, the Company held $46 million and $35 million of FHLB stock as of December 31, 2015 and 2014, respectively.

9

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the original insurer from its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company.

Deferred Policy Acquisition Costs

The Company has deferred certain acquisition costs that are directly related to the successful acquisition of new and renewal insurance and investment contracts. The methods and assumptions used to amortize and assess recoverability of the DAC balance depend on the type of product.

Investment and universal life insurance products. For certain investment and universal life insurance products, DAC is amortized with interest over the lives of the policies in relation to the present value of estimated gross profits, which is determined primarily from projected interest margins, policy charges and net realized investment gains and losses, less policy benefits and other expenses. The DAC asset related to investment and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on available-for-sale securities, with the corresponding adjustment recorded in accumulated other comprehensive income (“AOCI”). This adjustment to DAC represents the change in amortization that would have been required as a charge or credit to earnings had such unrealized amounts been realized. DAC for investment and universal life insurance products is subject to recoverability testing in the year of policy issuance, and DAC for universal life insurance products is also subject to loss recognition testing at the end of each reporting period.

The assumptions used in the estimation of gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual comprehensive study of assumptions. The most significant assumptions that are involved in the estimation of future gross profits include future net general and separate account investment performance, surrender/lapse rates, interest margins, renewal premiums and mortality. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary. The Company uses a reversion to the mean process to determine the assumption for the future net separate account investment performance. This process assumes different performance levels over the next three years, such that the separate account mean return, measured from the anchor date to the end of the life of the product, equals the long-term assumption. The Company’s long-term assumptions for net separate account investment performance consist of assumed gross returns of 10.5% for equity funds and 5.0% for fixed funds.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment and universal life insurance products and on their related amortization patterns. In the event actual experience differs from assumptions or future assumptions are revised, the Company will record an increase or decrease in DAC amortization expense, which could be significant.

Traditional life insurance products. DAC is amortized with interest over the premium-paying period of the related policies in proportion to premium revenue recognized. These assumptions are consistent with those used in the calculation of liabilities for future policy benefits at issuance. DAC is evaluated for recoverability in the year of policy issuance, and loss recognition testing is conducted each reporting period.

Refer to Note 5 for discussion regarding DAC amortization and related balances.

Investments

Available-for-sale securities. Available-for-sale securities are reported at fair value, with unrealized gains and losses reported as a separate component of other comprehensive income, net of adjustments for DAC, future policy benefits and claims, policyholder dividend obligations and deferred federal income taxes. Realized gains and losses on sales of available-for-sale securities are recognized in income based on the specific identification method. Interest and dividend income is recognized when earned.

As of December 31, 2015 and 2014, 99% of fixed maturity securities were priced using externally sourced data. Independent pricing services are most often utilized (86% and 87% as of December 31, 2015 and 2014, respectively) to determine the fair value of securities for which market quotations are available. For these securities, the Company obtains the pricing services’ methodologies, pricing from additional sources, and classifies the investments accordingly in the fair value hierarchy.

10

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

A corporate pricing matrix is used in valuing certain corporate debt securities. The corporate pricing matrix was developed using publicly and privately available spreads for privately placed corporate securities with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular fixed maturity security to be priced using the corporate pricing matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular security.

Non-binding broker quotes are also utilized to determine the fair value of certain fixed maturity securities when deemed appropriate or when quotes are not available from independent pricing services or a corporate pricing matrix. These securities, consisting primarily of private placement corporate bonds, are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

When the collectability of contractual interest payments on fixed maturity securities is considered doubtful, such securities are placed in non-accrual status and any accrued interest is excluded from investment income. These securities are not restored to accrual status until the Company determines that future payment of principal and interest is probable.

The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total investments of the Company. Additionally, the Company may receive non-cash collateral, which would be recorded off-balance sheet. As of December 31, 2015 and December 31, 2014, the fair value of the securities received as collateral and recorded off balance sheet is $167 million and $0, respectively. The Company recognizes loaned securities in available-for-sale investments. A securities lending payable is recorded in other liabilities for the amount of cash collateral received. Net income received from securities lending activities is included in net investment income. As of December 31, 2015 and 2014, the fair value of loaned securities was $389 million and $254 million, respectively.

For investments in certain residential and commercial mortgage-backed securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method, based on prepayment assumptions and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

The Company periodically reviews its available-for-sale securities to determine if any decline in fair value to below amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss, reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

In assessing corporate debt securities for other-than-temporary impairment, the Company evaluates the ability of the issuer to meet its debt obligations, the value of the company or specific collateral securing the debt, the Company’s intent to sell the security and whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. The Company evaluates U.S. government, agencies and obligations of states and political subdivisions securities for other-than-temporary impairment by examining similar characteristics.

Mortgage-backed securities are assessed for impairment using default estimates based on loan level data, where available. Where loan level data is not available, a proxy based on collateral characteristics is used. The impairment assessment considers loss severity as a function of multiple factors, including unpaid balance, interest rate, mortgage insurance ratios, assessed property value at origination, change in property value, loan-to-value (“LTV”) ratio at origination and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration of the instrument’s position in the overall structure, to determine cash flows associated with the security.

11

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Certain asset-backed securities are assessed for impairment using expected cash flows based on various inputs, including default estimates based on the underlying corporate securities, historical and forecasted loss severities or other market inputs when recovery estimates are not feasible. When the collateral is regional bank and insurance company trust preferred securities, default estimates used to estimate cash flows are based on U.S. Bank Rating service data and broker research.

The Company evaluates its intent to sell on an individual security basis. Other-than-temporary impairment losses on securities when the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security prior to recovery of the security’s amortized cost basis are bifurcated, with the credit related portion of the impairment loss being recognized in earnings and the non-credit related portion of the impairment loss and any subsequent changes in the fair value of those debt securities being recognized in other comprehensive income, net of applicable taxes and other offsets. To estimate the credit related portion of an impairment loss recognized in earnings, the Company considers the present value of the cash flows. To the extent that the present value of cash flows generated by a debt security is less than the amortized cost, an other-than-temporary impairment is recognized through earnings.

It is possible that further declines in fair values of such investments, or changes in assumptions or estimates of anticipated recoveries and/or cash flows, may cause further other-than-temporary impairments, which could be significant.

The Company invests in fixed maturity securities that could qualify as variable interest entities (“VIEs”), including corporate securities, mortgage-backed securities and asset-backed securities. The Company is not the primary beneficiary of these securities as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s potential loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. These mortgage loans are further segregated into the following classes based on the unique risk profiles of the underlying property types: office, industrial, retail, apartment, hotel and other. Mortgage loans held-for-investment are held at amortized cost less a valuation allowance.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts, as the loans are usually collateral dependent.

The collectability and value of a mortgage loan are based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the commercial mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and either the fair value of the collateral less costs to sell or the present value of expected future cash flows, discounted at the loan’s market interest rate. Loan-specific reserve charges are recorded in net realized investment gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net realized investment gains and losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based primarily on loan surveillance categories and property type classes, which reflects management’s best estimates of probable credit losses inherent in the portfolio of loans without specific reserves as of the balance sheet date. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, the composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve changes are recorded in net realized investment gains and losses.

Management evaluates the credit quality of individual commercial mortgage loans and the portfolio as a whole through a number of loan quality measurements, including but not limited to LTV and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. This process identifies commercial mortgage loans representing the lowest risk profile and lowest potential for loss and those representing the highest risk profile and highest potential for loss. These factors are updated and evaluated at least annually.

12

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Interest income on performing mortgage loans is recognized over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified. Loans are considered delinquent when contractual payments are 90 days past due.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Short-term investments. Short-term investments consist primarily of highly liquid mutual funds and government agency discount notes with maturities of twelve months or less at acquisition. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company are included in short-term investments on the consolidated balance sheets. The Company carries short-term investments at fair value.

Other investments. Other investments consist primarily of alternative investments in private equity, purchased tax credit funds and partnerships accounted for under the equity method, trading securities, equity securities and capital stock with the FHLB. The Company applies mark-to-market accounting to trading securities and recognizes changes in fair value in net realized investment gains and losses.

The Company holds investments in limited partnerships and similar entities including private equity funds, tax credit funds and real estate related funds. The Company applies the equity method of accounting to these investments as it does not have a controlling financial interest. The Company recognizes the change in equity method investments in net investment income. The Company’s unfunded commitments related to these investments were $315 million and $123 million as of December 31, 2015 and 2014, respectively. The carrying value of these investments was $199 million and $141 million as of December 31, 2015 and 2014, respectively.

The Company has sold $1.4 billion and $1.3 billion in Tax Credit Funds to unrelated third parties as of December 31, 2015 and 2014, respectively. The Company has guaranteed after-tax benefits to the third party investors through periods ending in 2031. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $720 million, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments and (3) the Company oversees the asset management of the deals.

In the normal course of business, the Company has relationships with VIEs. If the Company determines that it has a variable interest and is the primary beneficiary, it consolidates the VIE. The Company is the primary beneficiary if the Company has the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and the obligation to absorb losses or receive benefits from the entity that could be potentially significant to the VIE. This determination is based on a review of the entity’s contract and other deal-related information, such as the entity’s equity investment at risk, decision-making abilities, obligations to absorb economic risks and right to receive economic rewards of the entity. These consolidated VIEs are primarily made up of the Tax Credit Funds discussed above.

Net assets (controlling and noncontrolling interests) of all consolidated VIEs totaled $644 million and $640 million as of December 31, 2015 and 2014, respectively, and are included within the balance sheet primarily as other investments of $585 million, other assets of $113 million and other liabilities of $67 million as of December 31, 2015, and other investments of $580 million, other assets of $109 million and other liabilities of $75 million as of December 31, 2014. The Company’s general credit is not exposed to the creditors or beneficial interest holders of these consolidated VIEs. The results of operations and financial positions of each VIE for which the Company is the primary beneficiary, as well as the corresponding noncontrolling interests, are recorded in the consolidated financial statements. Ownership interests held by unrelated third parties in the consolidated VIEs are presented as noncontrolling interests in the equity section of the consolidated financial statements. Losses attributable to noncontrolling interests are excluded from the net income attributable to the Company on the consolidated statements of operations.

The Company is not required and does not intend to provide financial or other support outside of contractual requirements to any VIE.

13

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, futures contracts and options. Certain features embedded in the Company’s indexed products and certain variable annuity contracts require derivative accounting. All derivative instruments are held at fair value and are reflected as other assets or liabilities in the consolidated balance sheets.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels. In cases where observable inputs are not available, the Company will utilize non-binding broker quotes to determine fair value, and these instruments are classified accordingly in the fair value hierarchy. Price movements of these broker quotes are subject to validation and require approval from the Company’s management. Management uses models to internally value the instruments for comparison to the values received through broker quotes.

For derivatives that are not designated for hedge accounting, the gain or loss on the derivative is recognized in net realized investment gains and losses.

For derivative instruments that are designated and qualify for cash flow hedge accounting, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income and reclassified into earnings in the same period or periods that the hedged transaction impacts earnings. The ineffective portion of the derivative’s change in value, if any, along with any of the derivative’s change in value that is excluded from the assessment of hedge effectiveness, are recorded in net realized investment gains and losses.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements, which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the consolidated balance sheets as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds, where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

14

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the period in which the change occurs.

Fair Value Option. The Company assesses the fair value option election for newly acquired assets or liabilities on a prospective basis. There are no material assets or liabilities for which the Company has elected the fair value option.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of less than three months.

Goodwill

In connection with business acquisitions, the Company recognizes goodwill as the excess of the purchase price or fair value of consideration exchanged over the fair values of tangible assets acquired, liabilities assumed and separately identified intangible assets. Goodwill is not amortized, but is evaluated for impairment at the reporting unit level annually. Goodwill of a reporting unit is tested for impairment on an interim basis, in addition to the annual evaluation, if an event occurs or circumstances change which would more likely than not reduce the fair value of a reporting unit below its carrying amount. If a reporting unit’s fair value is less than its carrying value, the Company will calculate implied goodwill. Goodwill is impaired at the reporting unit level if its carrying value exceeds the implied value of its goodwill.

The process of evaluating goodwill for impairment requires several judgments and assumptions to be made to determine the fair value of the reporting units, including the method used to determine fair value, discount rates, expected levels of cash flows, revenues and earnings and the selection of comparable companies used to develop market-based assumptions. The Company performed its 2015 annual impairment test and determined that no impairment was required. As of December 31, 2015 and 2014, there were no accumulated impairments.

Closed Block

In connection with the sponsored demutualization of Provident Mutual Life Insurance Company (“Provident”) prior to its acquisition by the Company, Provident established a closed block for the benefit of certain classes of individual participating policies that had a dividend scale payable in 2001. Assets were allocated to the closed block in an amount that produces cash flows which, together with anticipated revenues from closed block business, is reasonably expected to be sufficient to provide for (1) payment of policy benefits, specified expenses and taxes, and (2) the continuation of dividends throughout the life of the Provident policies included in the closed block based upon the dividend scales payable for 2001, if the experience underlying such dividend scales continues.

Assets allocated to the closed block benefit only the holders of the policies included in the closed block and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without the approval of the Pennsylvania Insurance Department and ODI. The closed block will remain in effect as long as any policy in the closed block is in force.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will increase. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from the Company’s assets outside of the closed block, which are general account assets.

The assets and liabilities allocated to the closed block are recorded in the Company’s consolidated financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date Provident was acquired by the Company represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income, for the benefit of stockholders, over the period the policies in the closed block remain in force.

If actual cumulative earnings exceed expected cumulative earnings, the expected earnings are recognized in income. This is because the excess actual cumulative earnings over expected cumulative earnings, which represents undistributed accumulated earnings attributable to policyholders, is recorded as a policyholder dividend obligation. Therefore, the excess will be paid to closed block policyholders as an additional policyholder dividend expense in the future unless it is otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, actual earnings will be recognized in income.

15

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized gains and losses on investments held outside of the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies. See Note 10 for further disclosure.

Separate Accounts

Separate account assets and liabilities represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. In the separate account, investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds. Separate account assets are recorded at fair value based on the methodology that would be applicable to the underlying assets. The value of separate account liabilities is set to equal the fair value for separate account assets.

Federal Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, net operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce a deferred tax asset to the amount expected to be realized. Interest expense and any associated penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) are recorded as income tax expenses.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the consolidated financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as the lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

Effective January 1, 2015, the Company is included in the NMIC consolidated federal income tax return. Prior to 2015, NLIC filed a separate consolidated federal income tax return with its subsidiaries.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 3% of the Company’s life insurance in force in 2015 (4% in 2014 and 2013) and 35% of the number of life insurance policies in force in 2015 (37% in 2014 and 38% in 2013). The provision for policyholder dividends was based on the respective year’s dividend scales and has been included in future policy benefits and claims in the consolidated balance sheets.

Subsequent Events

The Company evaluated subsequent events through February 23, 2016, the date the consolidated financial statements were issued.

(3)	Recently Issued Accounting Standards

Adopted Accounting Standards

On January 1, 2015, the Company adopted ASU 2014-04, which amends existing guidance in ASC 310, Receivables and ASC 360, Property, Plant and Equipment. The amended guidance provides clarification on the accounting for situations in which a creditor obtains collateral assets in satisfaction of all or part of a receivable. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

16

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

On January 1, 2015, the Company adopted ASU 2014-11, which amends existing guidance in ASC 860, Transfers and Servicing. The amended guidance amends certain criteria when evaluating effective control in certain repurchase agreement transactions and eliminates specific guidance on repurchase financing and requires that these transactions be treated in the same manner as repurchase transactions. Additionally, the amended guidance requires additional disclosures for repurchase agreements. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2015, the Company adopted ASU 2014-14, which amends ASC 310, Receivables. The amended guidance requires creditors to classify certain foreclosed government guaranteed mortgage loans as a receivable from the guarantor that is measured at the amount expected to be recovered under the guarantee, without treating the guarantee as a separate unit of account. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2015, the Company adopted ASU 2014-17, which amends ASC 805, Business Combinations. The amended guidance gives an acquired entity the option to apply pushdown accounting in its stand-alone financial statements. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2015, the Company adopted ASU 2015-02, which amends existing guidance in ASC 810, Consolidation. The amended guidance changes the way reporting enterprises evaluate whether (a) they should consolidate limited partnerships and similar entities, (b) fees paid to a decision maker or service provider are variable interests in a variable interest entity (VIE), and (c) variable interests in a VIE held by related parties of the reporting enterprise require the reporting enterprise to consolidate the VIE. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

Pending Accounting Standards

In January 2015, the FASB issued ASU 2015-01, which amends existing guidance in ASC 225, Income Statement. The amended guidance eliminates the concept of extraordinary items. The Company will adopt the ASU for annual periods beginning January 1, 2016. The guidance will have no material impact to the Company upon adoption.

In April 2015, the FASB issued ASU 2015-03, which amends existing guidance in ASC 835, Interest. The amended guidance presents debt issuance costs in the balance sheet as a direct deduction from the carrying amount of the corresponding debt liability. The Company will adopt the ASU for annual periods beginning January 1, 2016. The guidance will have no material impact to the Company upon adoption.

In May 2015, the FASB issued ASU 2015-07, which amends ASC 820, Fair Value Measurements. The amended guidance eliminates the requirement to categorize investments using net asset value as fair value within the fair value hierarchy. The Company will adopt the ASU for annual periods beginning January 1, 2016. The adoption of this guidance will result in changes to disclosures only.

In May 2015, the FASB issued ASU 2015-09, which amends ASC 944, Financial Services-Insurance. The amended guidance requires additional disclosures for short duration insurance contracts. The Company will adopt the ASU for annual periods beginning January 1, 2016. The guidance will have no material impact to the Company upon adoption.

In August 2015, the FASB issued ASU 2015-14, which amends ASC 606, Revenue from Contracts from Customers. The amended guidance defers the effective date of ASU 2014-09 for all entities by one year. The Company does not expect the adoption of this guidance to have any impact on the Company’s consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Liabilities. The amended guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. The Company will adopt the ASU for interim and annual periods beginning January 1, 2018. The Company is currently in the process of determining the impact of adoption.

(4)	Certain Long-Duration Contracts

Variable Annuity Contracts

The Company provides various forms of guarantees to benefit the related contractholders of variable annuity contracts issued through separate accounts. The Company provides four primary guarantee types: (1) GMDB, (2) GLWB, (3) GMAB and (4) guaranteed minimum income benefits (“GMIB”).

17

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The GMDB, offered on variable annuity contracts, provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it by having the death benefit paid into the contract and having a second death benefit paid upon the survivor’s death.

The GLWB, primarily offered in the Company’s Lifetime Income products, are living benefits that provide for enhanced retirement income security without the liquidity loss associated with annuitization. The withdrawal rates vary based on the age when withdrawals begin and are applied to a benefit base to determine the guaranteed lifetime income amount available to a contractholder. The benefit base is equal to the variable annuity premium at contract issuance and may increase as a result of a feature driven by minimum return and policy duration.

The GMAB, which was offered in the Company’s Capital Preservation Plus product, is a living benefit that provides the contractholder with a guaranteed return of deposits, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the issuance of the variable annuity contract. In some cases, the contractholder also has the option, after a specified time period, to drop the guarantee and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy.

The GMIB, which was offered with several variable annuity contracts, is a living benefit that provides the contractholder with a guaranteed annuitization stream of income.

The following table summarizes information regarding variable annuity contracts with guarantees invested in general and separate accounts, as of the dates indicated (a contract may contain multiple guarantees):

	December 31, 2015				December 31, 2014
(in millions)	General account value	Separate account value	Net amount at risk[1]	Average age[2]	General account value	Separate account value	Net amount at risk[1]	Average age[2]
Contracts with GMDB:
Return of net deposits	$885	$24,452	$208	66	$872	$23,079	$21	65
Minimum return or anniversary contract value	1,817	31,511	1,133	70	1,918	33,662	292	69

Total contracts with GMDB	$2,702	$55,963	$1,341	68	$2,790	$56,741	$313	68

GLWB Minimum return or anniversary contract value[3]	$141	$32,187	$142	67	$135	$31,406	$195	66
GMAB Return of net deposits[3]	$19	$496	$2	66	$43	$1,177	$—	67
GMIB Minimum return or anniversary contract value	$46	$380	$1	67	$45	$451	$1	66

1	Net amount at risk is calculated on a policy-level basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit).
2	Represents the weighted average attained age of contractholders at the respective date.
3	Certain prior period amounts related to contracts with a hybrid accumulation/withdrawal benefit have been reclassified to conform with current period presentation.

18

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes the reserve balances for guarantees on variable annuity contracts, as of the dates indicated:

	December 31,
(in millions)	2015	2014
GMDB	$148	$76
GLWB[1]	$180	$185
GMAB[1]	$—	$(8)
GMIB	$2	$1

1	Certain prior period amounts related to contracts with a hybrid accumulation/withdrawal benefit have been reclassified to conform with current period presentation.

During 2015, the Company recognized a net decrease in the liability for future policy benefits and claims in conjunction with the annual comprehensive review of assumptions, primarily related to the Company’s assumption for participant benefit utilization of the net settlement option within the GLWB. The Company changed its estimate to reduce expected utilization of the net settlement option. For the year ended December 31, 2015, the change in estimate resulted in net realized investment gains of $187 million, an increase to benefits and claims of $164 million and lower amortization of deferred policy acquisition costs of $28 million.

Paid claims for GMDBs were $20 million and $11 million for the years ended December 31, 2015 and 2014, respectively.

Paid claims for GLWBs, GMABs and GMIBs were immaterial for the years ended December 31, 2015 and 2014.

The following table summarizes the account balances of deferred variable annuity contracts with guarantees invested in separate accounts, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Mutual funds:
Bond	$5,371	$5,280
Domestic equity	46,469	47,316
International equity	3,001	2,969

Total mutual funds	$54,841	$55,565
Money market funds	1,122	1,176

Total[1]	$55,963	$56,741

1	Excludes $31.3 billion as of December 31, 2015 and 2014 of separate account assets not related to deferred variable annuity contracts with guarantees, primarily attributable to retirement plan, variable universal life and COLI products.

Fixed Annuity Contracts

The Company offers certain fixed annuity products with GMDB and GLWB. As of December 31, 2015 and 2014, the general account value for contracts with GMDB was $2.7 billion and $351 million, respectively, which includes $1.4 billion and $185 million, respectively, of general account value relating to contracts that also have GLWB. The net amount at risk and reserve balances on these guarantees were immaterial as of December 31, 2015 and 2014. Paid claims for GMDB were immaterial for the years ended December 31, 2015 and 2014. There were no paid claims for GLWB during the years ended December 31, 2015 and 2014.

Universal and Variable Universal Life Insurance Contracts

The Company offers certain universal life and variable universal life insurance products with no-lapse guarantees. These no-lapse guarantees provide that a policy will not lapse so long as the policyholder makes minimum premium payments. The reserve balances on these guarantees were $548 million and $401 million as of December 31, 2015 and 2014, respectively. Paid claims on these guarantees were immaterial for the years ended December 31, 2015 and 2014.

19

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes information regarding universal and variable universal life insurance contracts with no-lapse guarantees invested in general and separate accounts, as of the dates indicated:

(in millions)	General account value	Separate account value	Adjusted insurance in force[1]	Average age[2]
December 31, 2015	$2,473	$2,053	$48,140	51
December 31, 2014	$1,954	$2,191	$41,484	51

1	The adjusted insurance in force is calculated on a policy-level basis and equals the respective guaranteed death benefit less the account value and reinsurance.
2	Represents the weighted average attained age of contractholders at the respective date.

(5)	Deferred Policy Acquisition Costs

The following table summarizes changes in the DAC balance, as of the dates indicated:

	December 31,
(in millions)	2015	2014	2013
Balance at beginning of year	$4,063	$3,778	$3,249
Capitalization of DAC	870	685	604
Amortization of DAC, excluding unlocks	(326)	(397)	(373)
Amortization of DAC related to unlocks	258	190	(1)
Adjustments to DAC related to unrealized gains and losses on available-for-sale securities	335	(193)	299

Balance at end of year	$5,200	$4,063	$3,778

During 2015, the Company recognized a decrease in DAC amortization of $258 million as a result of the annual comprehensive review of model assumptions and enhancements. The impact was primarily related to revisions made to the Company’s economic hedging strategies in conjunction with the change in estimate discussed in Note 4, as well as a decrease in the expected lapse rates for certain variable annuity products.

During 2014, the Company recognized a decrease in DAC amortization of $190 million as a result of the annual comprehensive review of model assumptions and enhancements. The updated assumptions were primarily related to the actual performance of the block of business since the prior year review and the expectations for lapses, partially offset by an update to the Company’s long-term assumptions for separate account investment performance.

During 2013, the net change in DAC amortization as a result of the annual comprehensive review of model assumptions was immaterial.

20

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(6)	Investments

Available-for-Sale Securities

The following table summarizes the amortized cost, unrealized gains and losses and fair value of available-for-sale securities, as of the dates indicated:

(in millions)	Amortized cost	Unrealized gains	Unrealized losses	Fair value
December 31, 2015
Fixed maturity securities:
U.S. government and agencies	$343	$59	$—	$402
Obligations of states, political subdivisions and foreign governments	2,137	241	11	2,367
Corporate public securities	23,174	868	752	23,290
Corporate private securities	5,082	203	115	5,170
Residential mortgage-backed securities	3,036	152	42	3,146
Commercial mortgage-backed securities	1,539	37	11	1,565
Asset-backed securities	1,685	19	74	1,630

Total fixed maturity securities	$36,996	$1,579	$1,005	$37,570
Equity securities	7	14	—	21

Total available-for-sale securities	$37,003	$1,593	$1,005	$37,591

December 31, 2014
Fixed maturity securities:
U.S. government and agencies	$448	$79	$—	$527
Obligations of states, political subdivisions and foreign governments	1,966	320	1	2,285
Corporate public securities	19,851	1,519	120	21,250
Corporate private securities	4,398	286	34	4,650
Residential mortgage-backed securities	3,694	190	45	3,839
Commercial mortgage-backed securities	1,431	74	3	1,502
Asset-backed securities	1,410	27	72	1,365

Total fixed maturity securities	$33,198	$2,495	$275	$35,418
Equity securities	6	15	—	21

Total available-for-sale securities	$33,204	$2,510	$275	$35,439

The fair value of the Company’s available-for-sale securities may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. The Company has the ability and intent to hold equity securities until recovery. The Company does not have the intent to sell, nor is it more likely than not that it will be required to sell, fixed maturity securities in an unrealized loss position.

21

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes the amortized cost and fair value of fixed maturity securities, by contractual maturity, as of December 31, 2015. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in millions)	Amortized cost	Fair value
Fixed maturity securities:
Due in one year or less	$977	$982
Due after one year through five years	10,512	10,861
Due after five years through ten years	9,302	9,295
Due after ten years	9,945	10,091

Subtotal	$30,736	$31,229
Residential mortgage-backed securities	3,036	3,146
Commercial mortgage-backed securities	1,539	1,565
Asset-backed securities	1,685	1,630

Total fixed maturity securities	$36,996	$37,570

The following table summarizes the components of net unrealized gains and losses, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Net unrealized gains on available-for-sale securities, before adjustments and taxes[1]	$588	$2,235
Adjustment to DAC and other expense	(33)	(372)
Adjustment to future policy benefits and claims	(16)	(159)
Adjustment to policyholder dividend obligations	(67)	(120)
Deferred federal income tax expense	(156)	(548)

Net unrealized gains on available-for-sale securities	$316	$1,036

1	Includes net unrealized losses of $20 million and $9 million as of December 31, 2015 and 2014, respectively, related to the non-credit portion of other-than-temporarily impaired securities.

The following table summarizes the change in net unrealized gains and losses reported in accumulated other comprehensive income, for the years ended:

	December 31,
(in millions)	2015	2014
Balance at beginning of year	$1,036	$601
Unrealized gains and losses arising during the year:
Net unrealized (losses) gains on available-for-sale securities before adjustments	(1,662)	939
Non-credit impairments and subsequent changes in fair value of impaired debt securities	(11)	31
Net adjustment to DAC and other expense	339	(196)
Net adjustment to future policy benefits and claims	143	(70)
Net adjustment to policyholder dividend obligations	53	(35)
Related federal income tax benefit (expense)	401	(234)

Unrealized (losses) gains on available-for-sale securities	$(737)	$435
Less: Reclassification adjustment for net losses realized on available-for-sale securities, net of tax benefit ($9 and $0 as of
December 31, 2015 and 2014, respectively)	(17)	—

Net unrealized (losses) gains on available-for-sale securities	$(720)	$435

Balance at end of year	$316	$1,036

22

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes, by asset class, available-for-sale securities, in an unrealized loss position based on the amount of time each type of security has been in an unrealized loss position, as well as the related fair value, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Unrealized losses[1]
December 31, 2015
Fixed maturity securities:
Corporate public securities	$8,170	$455	$975	$297	$752
Corporate private securities	1,642	56	418	59	115
Asset-backed securities	654	7	756	67	74
Other	1,271	23	504	41	64

Total[2]	$11,737	$541	$2,653	$464	$1,005

December 31, 2014
Fixed maturity securities:
Corporate public securities	$1,642	$63	$1,578	$57	$120
Corporate private securities	589	27	256	7	34
Asset-backed securities	662	5	493	67	72
Other	268	2	688	47	49

Total[2]	$3,161	$97	$3,015	$178	$275

1	As of December 31, 2015 and 2014, there were $448 million and $66 million, respectively, of unrealized losses related to available-for-sale securities with a fair value to amortized cost ratio of less than 80%.
2	Represents 1,059 and 541 available-for-sale securities in an unrealized loss position as of December 31, 2015 and 2014, respectively.

The Company believes the unrealized losses on these available-for-sale securities represent temporary fluctuations in economic factors that are not indicative of other-than-temporary-impairment.

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans by method of evaluation for credit loss, and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Amortized cost:
Loans with non-specific reserves	$8,403	$7,279
Loans with specific reserves	19	17

Total amortized cost	$8,422	$7,296

Valuation allowance:
Non-specific reserves	$23	$21
Specific reserves	3	5

Total valuation allowance	$26	$26

Mortgage loans, net of allowance	$8,396	$7,270

The following table summarizes activity in the valuation allowance for mortgage loans, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Balance at beginning of year	$26	$35	$44
Current period provision[1]	2	(8)	(4)
Recoveries[2]	(2)	(1)	(5)

Balance at end of year	$26	$26	$35

23

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

1	Includes specific reserve provisions and all changes in non-specific reserves.
2	Includes recoveries on sales and increases in the valuation of loans with specific reserves.

Interest income recognized on commercial mortgage loans with a specific reserve was $2 million, $1 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively. The average recorded investment was $14 million, $16 million and $30 million for the years ended December 31, 2015, 2014 and 2013, respectively.

As of December 31, 2015 and 2014, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio. The Company had no mortgage loans 90 days or more past due and still accruing interest.

The following table summarizes the LTV ratio and DSC ratios of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total[1]	Greater than 1.00	Less than 1.00	Total[1]
December 31, 2015
Apartment	$2,791	$—	$2,791	$2,791	$—	$2,791
Industrial	1,221	25	1,246	1,193	53	1,246
Office	1,318	3	1,321	1,286	35	1,321
Retail	2,765	2	2,767	2,756	11	2,767
Other	297	—	297	297	—	297

Total[2]	$8,392	$30	$8,422	$8,323	$99	$8,422

December 31, 2014
Apartment	$2,267	$17	$2,284	$2,278	$6	$2,284
Industrial	1,165	35	1,200	1,137	63	1,200
Office	1,020	20	1,040	994	46	1,040
Retail	2,570	11	2,581	2,549	32	2,581
Other	191	—	191	191	—	191

Total[3]	$7,213	$83	$7,296	$7,149	$147	$7,296

1	While these loan quality measurements contribute to management’s assessment of relative credit risk in the commercial mortgage loan portfolio for the dates indicated, based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible.
2	As of December 31, 2015, the weighted average DSC ratios for the respective LTV ratio ranges above were 2.02 and 0.83, with a total weighted average DSC ratio of 2.02. As of December 31, 2015, the weighted average LTV ratios for the respective DSC ratio ranges above were 60% and 85%, with a total weighted average LTV ratio of 60%.
3	As of December 31, 2014, the weighted average DSC ratios for the respective LTV ratio ranges above were 1.94 and 0.90, with a total weighted average DSC ratio of 1.93. As of December 31, 2014, the weighted average LTV ratios for the respective DSC ratio ranges above were 60% and 90%, with a total weighted average LTV ratio of 60%.

While these loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio for the dates indicated, based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible.

Available-For-Sale Securities on Deposit, Held in Trust and Pledged as Collateral

Available-for-sale securities with a carrying value of $8 million were on deposit with various regulatory agencies as required by law as of December 31, 2015 and 2014. Additionally, available-for-sale securities with a carrying value of $538 million and $683 million were pledged as collateral to secure recoveries under reinsurance contracts and other funding agreements as of December 31, 2015 and 2014, respectively. These securities are primarily included in fixed maturity securities in the consolidated balance sheets.

24

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Net Investment Income

The following table summarizes net investment income, by investment type, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Fixed maturity securities, available-for-sale	$1,646	$1,575	$1,565
Mortgage loans	390	362	348
Alternative Investments	(56)	(32)	(68)
Policy loans	51	51	52
Other	12	3	11

Gross investment income	$2,043	$1,959	$1,908
Investment expenses	61	59	59

Net investment income	$1,982	$1,900	$1,849

Net Realized Investment Gains and Losses, Including Other-Than-Temporary Impairments

The following table summarizes net realized investment gains and losses, including other-than-temporary impairments, by source, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Net realized derivative gains (losses)	$120	$(1,087)	$705
Realized gains on sales	11	31	32
Realized losses on sales	(37)	(19)	(54)
Other	(11)	2	—

Net realized investment gains (losses) before other-than-temporary-impairments on fixed maturity securities	$83	$(1,073)	$683
Other-than-temporary-impairments on fixed maturity securities[1]	(1)	(5)	(5)

Net realized investment gains (losses), including other-than-temporary-impairments	$82	$(1,078)	$678

1	Other-than-temporary impairments on fixed maturity securities are net $2 million, $1 million and $6 million of non-credit losses included in other comprehensive income for the years ended December 31, 2015, 2014 and 2013, respectively.

Proceeds from the sale of available-for-sale securities were $466 million, $647 million and $1.1 billion during the years ended December 31, 2015, 2014 and 2013, respectively. Gross gains of $11 million, $17 million and $31 million and gross losses of $36 million, $10 million and $50 million were realized on sales of available-for-sale securities during the years ended December 31, 2015, 2014 and 2013, respectively.

The following table summarizes the cumulative credits losses, for the years ended:

(in millions)	December 31,
	2015	2014	2013
Cumulative credit losses at beginning of year[1]	$(254)	$(272)	$(289)
New credit losses	(1)	(2)	(3)
Incremental credit losses	—	(4)	(3)
Losses related to securities included in the beginning balance sold or paid down during the period	31	24	23

Cumulative credit losses at end of year[1]	$(224)	$(254)	$(272)

1	Cumulative credit losses are defined as amounts related to the Company’s credit portion of the other-than-temporary impairment losses on debt securities that the Company does not intend to sell and that it is not more likely than not the Company will be required to sell prior to recovery of the amortized cost basis.

(7)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

25

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company uses interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa. In addition, prior to expiry in June 2015, the Company engaged in an interest rate swap program, which was structured to provide an offset against the negative impact of higher interest rates on the Company’s statutory surplus position and to mitigate the negative impact of lower interest rates on certain guarantees related to variable annuity contracts.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including equity index futures, options and total return swaps.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps, which are included in other derivative contracts in the following tables.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating these risks, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. In addition, the impact the Company’s exposure to credit risk could have on the effectiveness of the Company’s hedging relationships is considered. As of December 31, 2015 and 2014, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

The following table summarizes the fair value and related notional amounts of derivative instruments, as of the dates indicated:

	Derivative assets		Derivative liabilities
(in millions)	Fair value	Notional	Fair value	Notional
December 31, 2015
Derivatives designated and qualifying as hedging instruments	$86	$725	$2	$89
Derivatives not designated as hedging instruments:
Interest rate contracts[1]	$39	$875	$98	$1,059
Equity contracts	445	7,329	—	—
Total return swaps and other derivative contracts	—	77	6	2

Total derivatives[2]	$570	$9,006	$106	$1,150

December 31, 2014
Derivatives designated and qualifying as hedging instruments	$29	$381	$9	$176
Derivatives not designated as hedging instruments:
Interest rate contracts[1]	$2,602	$32,829	$2,611	$32,756
Equity contracts	411	5,990	—	—
Total return swaps and other derivative contracts	—	—	44	2,810

Total derivatives[2]	$3,042	$39,200	$2,664	$35,742

1	The decreases in the fair value and notional amounts of interest rate contracts are primarily a result of revisions made to the Company’s economic hedging strategies in conjunction with the change in estimate discussed in Note 4.
2	Fair value balance excludes accrued interest on derivative assets and liabilities of $10 and $11 million, respectively, for the year ended December 31, 2015. Fair value balance excludes accrued interest on derivative assets and liabilities of $243 million and $244 million, respectively, for the year ended December 31, 2014.

26

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Of the $570 million and $3.0 billion of fair value of total derivative assets at December 31, 2015 and 2014, $48 million and $2.6 billion, respectively, are subject to master netting agreements. The Company received $374 million and $535 million of cash collateral and held $99 million and $64 million, respectively, of securities as off-balance sheet collateral, resulting in an immaterial uncollateralized position as of December 31, 2015 and 2014. Of the $106 million and $2.7 billion of fair value of total derivative liabilities at December 31, 2015 and 2014, $48 million and $2.6 billion, respectively, are subject to master netting agreements. The Company posted $92 million and $330 million of cash collateral and pledged securities with a fair value of $64 million and $174 million, respectively, resulting in an immaterial uncollateralized position as of December 31, 2015 and 2014.

The following table summarizes gains and losses for derivative instruments recognized in net realized investment gains and losses in the consolidated statements of operations, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Derivatives designated and qualifying as hedging instruments	$—	$—	$(1)
Derivatives not designated as hedging instruments:
Interest rate contracts	$(141)	$142	$(209)
Equity contracts	(257)	(79)	(776)
Total return swaps	(44)	(195)	(321)
Other derivative contracts	(6)	4	(9)
Net interest settlements	32	20	14

Total derivative losses[1]	$(416)	$(108)	$(1,302)
Change in embedded derivative liabilities and related fees[2]	$536	$(979)	$2,007

Net realized derivative gains (losses)	$120	$(1,087)	$705

1	Included in total derivative losses are economic hedging (losses) gains of $(402) million, $941 million and $(1.8) billion related to the guaranteed benefit annuity programs for the years ended December 31, 2015, 2014 and 2013, respectively. Also included are economic hedging gains (losses) of $52 million, $(1.0) billion and $645 million, respectively, related to the program that protects against the negative impact of higher interest rates on the Company’s statutory surplus position through expiry.
2	During 2015, the annual comprehensive review of model assumptions for the individual variable annuity business produced a favorable impact of $187 million for the year ended December 31, 2015, attributable to the change in estimate discussed in Note 4. During 2014 and 2013, the annual comprehensive review of model assumptions for the individual variable annuity business included a favorable impact for the years ended December 31, 2014 and 2013, primarily due to model enhancements and updated assumptions for discounting and benefit utilization, partially offset by mortality and lapse rates.

27

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(8)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2015:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. government and agencies	$399	$1	$2	$402
Obligations of states, political subdivisions and foreign governments	63	2,304	—	2,367
Corporate public securities	—	23,142	148	23,290
Corporate private securities	—	4,226	944	5,170
Residential mortgage-backed securities	846	2,291	9	3,146
Commercial mortgage-backed securities	—	1,565	—	1,565
Asset-backed securities	—	1,505	125	1,630

Total fixed maturity securities, available-for-sale, at fair value	$1,308	$35,034	$1,228	$37,570
Other investments at fair value[1]	270	546	37	853

Investments at fair value	$1,578	$35,580	$1,265	$38,423

Derivative instruments - assets	—	125	445	570
Separate account assets	83,466	1,323	2,449	87,238

Assets at fair value	$85,044	$37,028	$4,159	$126,231

Liabilities
Future policy benefits and claims	$—	$—	$(65)	$(65)
Derivative instruments - liabilities	—	(100)	(6)	(106)

Liabilities at fair value	$—	$(100)	$(71)	$(171)

1	Other investments at fair value includes $66 million of trading securities as of December 31, 2015.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2015:

(in millions)	Fixed maturity securities[2]	Other investments	Derivative assets[3]	Separate account assets	Total assets at fair value	Liabilities at fair value[3]
Balance as of December 31, 2014	$1,267	$36	$411	$2,106	$3,820	$(264)
Net (losses) gains
In operations[1]	(6)	—	(46)	18	(34)	313
In other comprehensive income	(44)	—	—	—	(44)	—
Purchases	142	1	104	325	572	(144)
Sales	(162)	—	(24)	—	(186)	24
Transfers into Level 3	201	—	—	—	201	—
Transfers out of Level 3	(170)	—	—	—	(170)	—

Balance as of December 31, 2015	$1,228	$37	$445	$2,449	$4,159	$(71)

1	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The net unrealized gains on separate account assets are attributable to contractholders and therefore are not included in the Company’s earnings. The change in unrealized gains (losses) included in operations on assets and liabilities still held at the end of the year was $316 million for future policy benefits and claims, $(9) million for derivative assets, and $2 million for derivative liabilities.
2	Non-binding broker quotes were utilized to determine a fair value of $1.1 billion of total fixed maturity securities as of December 31, 2015.
3	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets and liabilities.

Transfers into and out of Level 3 during the year ended December 31, 2015 are primarily due to certain corporate private securities priced using unobservable inputs to priced using observable inputs. There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

28

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Living Benefit Guarantees

The following table summarizes significant unobservable inputs used for fair value measurements for living benefits liabilities, included in future policy benefits and claims and classified as Level 3 as of December 31, 2015:

Unobservable Inputs	Range
Mortality	0.1% - 8%[2]
Lapse	0% - 35%
Wait period	0 yrs - 30 yrs[3]
Efficiency of benefit utilization[1]	60% - 100%
Discount rate[4]	See note 4 below
Index volatility	15% - 25%

1	The unobservable input is not applicable to GMABs.
2	Represents the mortality for the majority of business with living benefits, with policyholders ranging from 45 to 85.
3	A portion of the contractholders could never use the benefit, which would extend the range to an indeterminate period.
4	Incorporates the liquidity and non-performance risk adjustment. The liquidity spread takes into consideration market observables for spreads in illiquid assets. The non-performance risk adjustment reflects an additional spread over LIBOR determined by market observables for similarly rated public bonds.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the living benefits liability:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, benefit in-the-moneyness, tax status (i.e. qualified or non-qualified), interest rate levels, short-term equity market performance, partial withdrawal behavior and applicable surrender charges. All else being equal, policies that are in-the-money will have lower lapse rates than policies that are out-of-the-money, and policies that have a surrender charge present will have lower lapse rates than policies without a surrender charge.

The assumed wait period and the efficiency of utilization determine the timing and amount of living benefits withdrawals. These assumptions vary by the product type, age of the policyholder, policy size and policy duration. Many products have a bonus feature which enhances the guarantee on every policy anniversary for the first ten years so long as withdrawals have not commenced. All else being equal, policies commencing withdrawals at a time around the year ten bonus will have higher liability values than policies commencing withdrawals 20 years after issue or policies commencing withdrawals only one year after issue. In addition, policies that are assumed to withdraw the maximum permitted amount will have a higher liability value than a policy that is assumed to withdraw less than the maximum allowed amount.

A higher discount rate tends to decrease the value of the liability and a lower discount rate tends to increase the value of the liability.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

Indexed Products

The following table summarizes significant unobservable inputs used for fair value measurements for indexed universal life and indexed annuity products classified as Level 3 as of December 31, 2015:

Unobservable Inputs	Range
Mortality	0% - 4%¹
Lapse	0% -10%
Index volatility	15% - 25%

1	Represents the mortality for the majority of business, with policyholders ranging from 0 to 75.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the indexed products:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

29

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, and applicable surrender charges. All else being equal, policies with a surrender charge present will have lower lapse rates than policies without a surrender charge.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

Separate Accounts

The Company’s separate account assets include an investment in a mutual fund with a non-readily determinable fair value. Net asset value has been used to estimate the fair value of this investment as a practical expedient. The investments are included in Level 3 as they may not be redeemed until the guarantee period expires in 2016. The investment strategy of this fund is to build a portfolio where the assets shall be sufficient to achieve a target portfolio value by the end of the guarantee period. The net asset value of this fund reported in separate account assets was $1.7 billion as of December 31, 2015 and 2014.

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2014:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. government and agencies	$523	$1	$3	$527
Obligations of states, political subdivisions and foreign governments	66	2,219	—	2,285
Corporate public securities	—	21,158	92	21,250
Corporate private securities	—	3,659	991	4,650
Residential mortgage-backed securities	1,034	2,796	9	3,839
Commercial mortgage-backed securities	—	1,499	3	1,502
Other asset-backed securities	—	1,196	169	1,365

Total fixed maturity securities, available-for-sale, at fair value	$1,623	$32,528	$1,267	$35,418
Other investments at fair value[1]	42	899	36	977

Investments at fair value	$1,665	$33,427	$1,303	$36,395

Derivative instruments - assets	—	2,631	411	3,042
Separate account assets	84,583	1,387	2,106	88,076

Assets at fair value	$86,248	$37,445	$3,820	$127,513

Liabilities
Future policy benefits and claims at fair value	$—	$—	$(261)	$(261)
Derivative instruments - liabilities	—	(2,661)	(3)	(2,664)

Liabilities at fair value	$—	$(2,661)	$(264)	$(2,925)

1	Other investments at fair value includes $21 million of trading securities as of December 31, 2014.

30

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2014:

(in millions)	Fixed maturity securities[2]	Other investments	Derivative assets[3]	Separate account assets	Total assets at fair value	Liabilities at fair value[3]
Balance as of December 31, 2013	$1,088	$45	$343	$2,083	$3,559	$1,005
Net gains (losses)
In operations[1]	(5)	6	40	23	64	(1,269)
In other comprehensive income	21	1	—	—	22	—
Purchases	121	—	46	—	167	—
Sales	(241)	(16)	(18)	—	(275)	—
Transfers into Level 3	400	—	—	—	400	—
Transfers out of Level 3	(117)	—	—	—	(117)	—

Balance as of December 31, 2014	$1,267	$36	$411	$2,106	$3,820	$(264)

1	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The net unrealized gains on separate account assets are attributable to contractholders and therefore are not included in the Company’s earnings. The change in unrealized (losses) gains included in operations on assets and liabilities still held as of the end of the year was $(1.3) billion for future policy benefits and claims, $154 million for derivative assets and $6 million for other investments at fair value.
2	Non-binding broker quotes were utilized to determine a fair value of $1.1 billion of total fixed maturity securities as of December 31, 2014.
3	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets and liabilities.

Transfers into and out of Level 3 during the year ended December 31, 2014 are primarily due to certain corporate private securities and other asset-backed securities, which changed pricing sources between broker quotes and independent pricing services. There were no transfers between Levels 1 and 2 during the year ended December 31, 2014.

Financial Instruments Not Carried at Fair Value

The following table summarizes the carrying value and fair value of the Company’s financial instruments not carried at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below.

	December 31, 2015				December 31, 2014
(in millions)	Carrying value	Fair value	Level 2	Level 3	Carrying value	Fair value	Level 2	Level 3
Assets
Investments:
Mortgage loans, net of allowance	$8,396	$8,462	$—	$8,462	$7,270	$7,616	$—	$7,616
Policy loans	$993	$993	$—	$993	$992	$992	$—	$992
Other investments	$71	$71	$—	$71	$60	$60	$—	$60

Liabilities
Investment contracts	$27,301	$25,822	$—	$25,822	$23,470	$21,742	$—	$21,742
Short-term debt	$400	$400	$—	$400	$660	$660	$—	$660
Long-term debt	$707	$941	$934	$7	$709	$1,069	$1,060	$9

Mortgage loans, net of allowance. The fair values of mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the consolidated balance sheets approximates fair value.

Other investments. Other investments not held at fair value consist of FHLB stock. The carrying amount reported in the consolidated balance sheets approximates fair value.

31

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable rate contracts approximates their carrying value.

Short-term debt. The carrying amount reported in the consolidated balance sheets approximates fair value.

Long-term debt. The fair values for long-term debt are based on estimated market prices using observable inputs from similar debt instruments.

(9)	Goodwill

The following table summarizes changes in the carrying value of goodwill by segment for the years indicated:

(in millions)	Retirement Plans	Individual Products & Solutions - Life and NBSG	Total
Balance as of December 31, 2013[1]	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2014[1]	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2015[1]	$25	$175	$200

1	The goodwill balances have not been previously impaired.

32

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(10)	Closed Block

The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following table summarizes financial information for the closed block, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Liabilities:
Future policyholder benefits	$1,637	$1,669
Policyholder funds and accumulated dividends	138	139
Policyholder dividends payable	21	22
Policyholder dividend obligation	99	152
Other policy obligations and liabilities	35	33

Total liabilities	$1,930	$2,015

Assets:
Fixed maturity securities, available-for-sale	$1,316	$1,336
Mortgage loans, net of allowance	235	272
Policy loans	146	149
Other assets	71	86

Total assets	$1,768	$1,843

Excess of reported liabilities over assets	162	172

Portion of above representing other comprehensive income:
(Decrease) increase in unrealized gain on fixed maturity securities, available-for-sale	$(53)	$35
Adjustment to policyholder dividend obligation	53	(35)

Total	$—	$—

Maximum future earnings to be recognized from assets and liabilities	$162	$172

Other comprehensive income:
Fixed maturity securities, available-for-sale:
Fair value	$1,316	$1,336
Amortized cost	1,249	1,216
Shadow policyholder dividend obligation	(67)	(120)

Net unrealized appreciation	$—	$—

33

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes closed block operations for the years ended:

	December 31,
(in millions)	2015	2014	2013
Revenues:
Premiums	$58	$61	$66
Net investment income	87	93	94
Realized investment gains	1	1	—
Realized losses credited to policyholder benefit obligation	(5)	(5)	(4)

Total revenues	$141	$150	$156

Benefits and expenses:
Policy and contract benefits	$122	$124	$123
Change in future policyholder benefits and interest credited to policyholder accounts	(33)	(34)	(29)
Policyholder dividends	40	43	44
Change in policyholder dividend obligation	(4)	(1)	3
Other expenses	1	2	(2)

Total benefits and expenses	$126	$134	$139

Total revenues, net of benefits and expenses, before federal income tax expense	$15	$16	$17
Federal income tax expense	5	6	6

Revenues, net of benefits and expenses and federal income tax expense	$10	$10	$11

Maximum future earnings from assets and liabilities:
Beginning of period	$172	$182	$193
Change during period	(10)	(10)	(11)

End of period	$162	$172	$182

Cumulative closed block earnings from inception through December 31, 2015, 2014 and 2013 were higher than expected as determined in the actuarial calculation. Therefore, policyholder dividend obligations (excluding the adjustment for unrealized gains on available-for-sale securities) were $32 million, $32 million and $28 million as of December 31, 2015, 2014 and 2013, respectively.

(11)	Short-Term Debt

The Company classifies debt as short-term if the maturity date at inception is less than one year.

The following table summarizes the carrying value of short-term debt and weighted average annual interest rates, as of the dates indicated:

	December 31,
(in millions)	2015	2014
$750 million commercial paper program (0.45% and 0.00%, respectively)[1]	$400	$—
$600 million commercial paper program (0.00% and 0.20%, respectively)[1]	—	264
$400 million revolving variable rate line of credit (0.00% and 1.57%, respectively)	—	396

Total short-term debt	$400	$660

1	On December 4, 2015, the Company renewed an agreement to increase its $600 million commercial paper program to $750 million.

In November 2015, the Company terminated its $400 million unsecured revolving promissory note and line of credit agreement with its parent company.

34

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

In March 2015, the Company renewed an agreement to extend its ability to borrow with the FHLB. This extension, which expires on March 25, 2016, allows the Company access to borrow up to $250 million, which would be collateralized by pledged securities. The Company had $6.7 billion and $8.5 billion in eligible collateral and no amounts outstanding under the agreement as of December 31, 2015 and 2014, respectively. Additionally, in connection with the agreement, NLIC purchased $10 million in capital stock with the FHLB.

On April 2, 2015, Nationwide Mutual Insurance Company (“NMIC”) and NLIC replaced their previous $600 million revolving credit facility with a new credit facility of $750 million, which expires on April 2, 2020. The Company had no amounts outstanding under this agreement as of December 31, 2015 and 2014.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. The Company had no amounts outstanding under this agreement as of December 31, 2015 and 2014.

The terms of certain debt instruments contain various restrictive covenants, including, but not limited to, minimum statutory surplus defined in the agreements. The Company was in compliance with all covenants as of December 31, 2015 and 2014.

The amount of interest paid on short-term debt was immaterial in 2015, 2014 and 2013.

(12)	Long-Term Debt

The following table summarizes the carrying value of long-term debt, as of the dates indicated:

	December 31,
(in millions)	2015	2014
8.15% surplus note, due June 26, 2032, payable to NFS	$300	$300
7.50% surplus note, due December 17, 2031, payable to NFS	300	300
6.75% surplus note, due December 23, 2033, payable to NFS	100	100
Other	7	9

Total long-term debt	$707	$709

The Company made interest payments to NFS on surplus notes totaling $54 million for the years ended December 31, 2015, 2014 and 2013. Payments of interest and principal under the notes require the prior approval of the ODI.

35

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(13)	Federal Income Taxes

The following table summarizes the components of federal income tax expense (benefit) for the years ended:

	December 31,
(in millions)	2015	2014	2013
Current tax expense (benefit)	$76	$5	$(33)
Deferred tax expense (benefit)	217	(152)	346

Total tax expense (benefit)	$293	$(147)	$313

The following table summarizes how the total federal income tax expense (benefit) differs from the amount computed by applying the U.S. federal income tax rate to net income for the years ended:

	December 31,
	2015		2014		2013
(in millions)	Amount	%	Amount	%	Amount	%
Rate reconciliation:
Computed (expected tax expense (benefit))	$430	35%	$(46)	35%	$469	35%
Dividends received deduction	(118)	(10)%	(87)	66%	(112)	(8)%
Tax credits	(63)	(5)%	(53)	41%	(82)	(6)%
Other, net	44	4%	39	(30)%	38	2%

Total	$293	24%	$(147)	112%	$313	23%

The Company’s current federal income tax liability was $61 million and $18 million as of December 31, 2015 and 2014, respectively.

The Company made $33 million and immaterial payments for the years ended December 31, 2015 and 2014, respectively, and received a refund of $107 million for the year ended 2013.

During 2015 and 2014, the Company recorded a tax (benefit) expense of $(1) million and $16 million, respectively. These changes in estimates were primarily driven by differences in the Company’s separate account dividends received deduction (“DRD”) between the previous year’s estimate and the amount reported on the previous year’s tax return.

As of December 31, 2015, the Company had gross federal net operating loss carryforwards of $248 million, which expire in 2028. In addition, the Company had $218 million in low-income-housing credit carryforwards, which expire between 2024 and 2035, and $197 million in alternative minimum tax credit carryforwards, which have an unlimited carryforward. In addition, the Company had $68 million in foreign tax credit carryforwards which expire between 2019 and 2025. The Company expects to fully utilize all carryforwards.

36

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes the tax effects of temporary differences that gave rise to significant components of the net deferred tax liability included in other liabilities in the consolidated balance sheets, as of the dates indicated:

	December 31,
(in millions)	2015	2014[1]
Deferred tax assets
Future policy benefits and claims	$825	$839
Tax credit carryforwards	483	355
Derivatives, including embedded derivatives	120	147
Other	411	439

Gross deferred tax assets	$1,839	$1,780
Valuation allowance	(17)	(17)

Gross deferred tax assets, net of valuation allowance	$1,822	$1,763

Deferred tax liabilities
Deferred policy acquisition costs	$1,502	$1,113
Available-for-sale securities	315	839
Other	249	209

Gross deferred tax liabilities	$2,066	$2,161

Net deferred tax liability	$244	$398

1	Prior year amounts primarily related to certain annuity and life insurance balances have been reclassified between future policy benefits, available-for-sale securities, derivatives, other assets and other liabilities to conform with current year presentation.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize the deferred tax assets for which the Company has not established valuation allowances.

The following table is a rollforward of the beginning and ending uncertain tax positions, including permanent and temporary differences, but excluding interest and penalties:

(in millions)	2015	2014	2013
Balance at beginning of period	$38	$36	$36
Additions for current year tax positions	1	3	2
Reductions for prior years tax positions	(3)	(1)	(2)

Balance at end of period	$36	$38	$36

The Company believes it is reasonably possible that the 2006 to 2010 IRS audit for the NLIC’s consolidated tax returns will be effectively settled within the next 12 months and as a result the liability for unrecognized tax benefits could decrease $15 million.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities through the 2010 tax year. In 2015, the IRS commenced an examination of the Company’s U.S. income tax returns for the years 2011 through 2012. Any adjustments that may result from IRS examination of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

37

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(14)	Statutory Financial Information

Statutory Results

The Company’s life insurance subsidiaries prepare their statutory financial statements in conformity with the statutory accounting practices prescribed and permitted by insurance regulatory authorities, subject to any deviations prescribed or permitted by the applicable state departments of insurance.

Olentangy Reinsurance, LLC (“Olentangy”), a special purpose financial captive insurance company subsidiary of NLAIC domiciled in the State of Vermont, was granted a permitted practice from the State of Vermont that increased NLAIC’s valuation of this subsidiary by $56 million and $66 million as of December 31, 2015 and 2014, respectively, which also allowed NLIC to admit additional deferred tax assets of $8 million and $10 million as of December 31, 2015 and 2014, respectively.

Eagle applies a prescribed practice from the State of Ohio that allows an alternative reserve basis on assumed liabilities, net of third party reinsurance, with respect to specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts issued and to be issued by NLIC. This prescribed practice decreased NLIC’s valuation of this subsidiary by $64 million as of December 31, 2015 and also reduced NLIC’s admitted deferred tax assets by $10 million.

Statutory accounting practices focus on insurer solvency and differ materially from GAAP primarily due to charging policy acquisition and other costs to expense as incurred, establishing future policy benefits and claims reserves based on different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The following table summarizes the statutory net income (loss) and statutory capital and surplus for the Company’s primary life insurance subsidiaries for the years ended:

	December 31,
(in millions)	2015	2014	2013
Statutory net income (loss)
NLIC	$167	$341	$262
NLAIC	$(99)	$(122)	$(103)

Statutory capital and surplus
NLIC	$4,567	$4,408	$3,550
NLAIC	$735	$691	$534

Dividend Restrictions

The payment of dividends by NLIC is subject to restrictions set forth in the insurance laws and regulations of the State of Ohio, its domiciliary state. The State of Ohio insurance laws require Ohio-domiciled life insurance companies to notify the Ohio Superintendent of Insurance of all dividends prior to payment and must seek prior regulatory approval to pay a dividend or distribute cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer as of the prior December 31. During the years ended December 31, 2015, 2014 and 2013 NLIC did not pay any dividends to NFS. As of January 1, 2016, NLIC has the ability to pay dividends to NFS totaling $457 million without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

The Company currently does not expect such regulatory requirements to impair the ability to pay operating expenses and dividends in the future.

38

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Regulatory Risk-Based Capital

The National Association of Insurance Commissioners’ (“NAIC”) Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. NLIC, NLAIC, Olentangy and Eagle each exceeded the minimum RBC requirements for all periods presented.

(15)	Related Party Transactions

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, employees of the company participate in several benefit plans sponsored by NMIC, for which the Company has no legal obligations. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, claims counts, policies in force, direct written premium, paid losses, pro rate share of employees or their salaries, the number of full-time employees, commission expense and other methods agreed to by the participating companies.

Effective January 1, 2015, the Company became party to a revised tax sharing agreement that reflects the new NMIC consolidated federal return group which includes its eligible life and non-life insurance company subsidiaries. The method of allocation among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provides data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. For the years ended December 31, 2015, 2014 and 2013, the Company was allocated costs from NMIC and NSC totaling $289 million, $275 million and $277 million, respectively.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.3 billion as of December 31, 2015 and 2014. Total revenues from these contracts were $129 million, $131 million and $137 million for the years ended December 31, 2015, 2014 and 2013, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $106 million for the year ended December 31, 2015 and $109 million for the years ended December 31, 2014 and 2013.

The Company may underwrite insurance policies for its agents, employees, officers and/or directors. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Under the enterprise cost sharing agreement, the Company has a cost sharing arrangement with NMIC to occupy office space. The Company made payments to NMIC of $18 million for the year ended December 31, 2015 and $16 million for the years ended December 31, 2014 and 2013.

NLIC has a reinsurance agreement with NMIC whereby all of NLIC’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC’s agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Revenues ceded to NMIC for the years ended December 31, 2015, 2014 and 2013 were $209 million, $208 million and $179 million, respectively, while benefits, claims and expenses ceded during these years were $207 million, $217 million and $178 million, respectively.

39

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2015 and 2014, customer allocations to NFG funds totaled $59.1 billion and $58.1 billion, respectively. For the years ended December 31, 2015, 2014 and 2013, NFG paid the Company $196 million, $185 million and $163 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $501 million and $636 million as of December 31, 2015 and 2014, respectively.

Nationwide Bank has a line of credit agreement with NLIC that allows the Bank access to borrow up to $50 million from NLIC. The borrowing rate on the line of credit is equal to the daily Prime Rate. The Bank had no amounts outstanding under this agreement as of December 31, 2015 and 2014.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates were $63 million, $57 million and $54 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company provides financing to subsidiaries Nationwide Realty Investors, LTD, a subsidiary of NMIC. As of December 31, 2015 and 2014, the Company had notes receivable outstanding of $238 million and $142 million, respectively.

(16)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company’s legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company’s litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company’s consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company’s consolidated financial position or results of operations.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with NMIC insofar as any inquiry, examination or investigation encompasses NMIC’s operations.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks damages in an amount equivalent to some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief and attorneys’ fees. On November 6, 2009, the Court granted the plaintiffs’ motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District

40

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Court granted the plaintiffs’ motion for class certification. On December 11, 2014, the plaintiffs filed a 7th Amended Complaint adding another sub class of defendants that held trust platform products. On December 11, 2014 plaintiffs filed a motion for preliminary approval of settlement. On January 5, 2015, the Court signed the Order Preliminarily Approving Settlement and Approving Form and Manner of Notice. On March 31, 2015, the Court held a Fairness Hearing. On April 9, 2015, the Court entered the Final Order and Consent Judgment. The Company has paid the loss amount. In November 2015, the settlement administrator mailed settlement checks to class members. NFS has made adequate provision for all probable and reasonably estimable losses associated with this settlement.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(17)	Reinsurance

The following table summarizes the effects of reinsurance on life, accident and health insurance in force and premiums for the years ended:

	December 31,
(in millions)	2015	2014	2013
Premiums
Direct	$1,144	$1,178	$1,015
Assumed from other companies	—	—	—
Ceded to other companies	(358)	(347)	(291)

Net	$786	$831	$724

Life, accident and health insurance in force
Direct	$260,465	$241,936	$228,095
Assumed from other companies	5	5	6
Ceded to other companies	(60,976)	(59,588)	(58,310)

Net	$199,494	$182,353	$169,791

Amounts recoverable under reinsurance contracts totaled $647 million, $704 million and $675 million as of December 31, 2015, 2014 and 2013, respectively, and are included in other assets in the consolidated balance sheets.

(18)	Segment Information

Management views the Company’s business primarily based on its underlying products and uses this basis to define its four reportable segments: Individual Products and Solutions-Annuity, Retirement Plans, Individual Products and Solutions-Life and NBSG and Corporate and Other.

The primary segment profitability measure that management uses is a non-GAAP financial measure called pre-tax operating earnings (loss), which is calculated by adjusting income before federal income taxes to exclude: (1) certain changes in variable annuity liabilities and net realized investment gains and losses, except for operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges); (2) the adjustment to amortization of DAC related to certain changes in variable annuity liabilities and net realized investment gains and losses; and (3) net losses attributable to noncontrolling interest.

41

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Individual Products and Solutions-Annuity

The Individual Products & Solutions - Annuity segment consists of individual annuity products marketed under the Nationwide DestinationSM and other Nationwide-specific or private label brands. Deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, deferred variable annuity contracts provide the customer with access to a wide range of investment options and asset protection features, while deferred fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods. Immediate annuities differ from deferred annuities in that the initial premium is exchanged for a stream of income for a certain period and/or for the owner’s lifetime without future access to the original investment. The majority of assets and recent sales for the Individual Products & Solutions - Annuity segment consist of deferred variable annuities.

Retirement Plans

The Retirement Plans segment is comprised of the private and public sector retirement plans businesses. The private sector business primarily includes Internal Revenue Code (“IRC”) Section 401 qualified plans funded through fixed and variable group annuity contracts issued through NLIC. The public sector business primarily includes IRC Section 457 (b) and Section 401(a) governmental plans, both in the form of full-service arrangements that provide plan administration along with fixed and variable group annuities, as well as administration-only business. Across the public and private sector business Nationwide Investment Advisors managed account services are also available. The Retirement Plans segment also includes stable value wrap products and solutions.

Individual Products and Solutions-Life and NBSG

The Individual Products & Solutions - Life and NBSG segment consists of life insurance products, including individual variable universal life, COLI and BOLI products, traditional life insurance products, fixed universal life insurance products and indexed universal life insurance products. Life insurance products provide a death benefit and, for certain products, allow the customer to build cash value on a tax-advantaged basis.

Corporate and Other

The Corporate and Other segment includes certain non-operating changes in variable annuity liabilities and non-operating realized gains and losses, related amortization and other revenues and expenses not allocated to other segments. Additionally, this segment includes the funding agreements with the FHLB.

42

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following tables summarize the Company’s business segment operating results for the years ended:

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions- Life and NBSG	Corporate and Other	Total
December 31, 2015
Revenues:
Policy charges	$1,259	111	846	—	$2,216
Premiums	459	—	292	35	786
Net investment income	591	752	602	37	1,982
Non-operating changes in variable annuity liabilities and net realized investment losses[1]	—	—	—	(56)	(56)
Other revenues[2]	(76)	—	(7)	7	(76)

Total revenues	$2,233	$863	$1,733	$23	$4,852
Benefits and expenses:
Interest credited to policyholder accounts	$328	494	236	20	$1,078
Benefits and claims[3]	700	—	705	29	1,434
Amortization of DAC	13	7	115	(67)	68
Other expenses, net of deferrals	334	163	371	176	1,044

Total benefits and expenses	$1,375	$664	$1,427	$158	$3,624

Income before federal income taxes and noncontrolling interests	$858	199	306	(135)	$1,228

Less: certain non-operating changes in variable annuity liabilities and net realized investment gains (losses)[1]	—	—	—	56
Less: adjustment to amortization of DAC and other related expenses related to non-operating items above	—	—	—	(74)
Less: net loss attributable to noncontrolling interest	—	—	—	96

Pre-tax operating earnings (loss)	$858	$199	$306	$(57)

Assets as of year end	$73,370	$30,524	$30,650	$9,634	$144,178

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges).
2	Includes operating items discussed above.
3	Excludes certain non-operating changes in variable annuity liabilities.

43

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions- Life and NBSG	Corporate and Other	Total
December 31, 2014
Revenues:
Policy charges	$1,175	$107	$783	$—	$2,065
Premiums	518	—	284	29	831
Net investment income	546	750	565	39	1,900
Non-operating net realized investment gains, including other-than-temporary impairment losses[1]	—	—	—	(1,051)	(1,051)
Other revenues[2]	(38)	—	12	10	(16)

Total revenues	$2,201	$857	$1,644	$(973)	$3,729
Benefits and expenses:
Interest credited to policyholder accounts	$370	$482	$231	$13	$1,096
Benefits and claims	828	—	644	30	1,502
Amortization of DAC	120	(28)	122	(7)	207
Other expenses, net of deferrals	300	153	348	254	1,055

Total benefits and expenses	$1,618	$607	$1,345	$290	$3,860

Income before federal income taxes and noncontrolling interests	$583	$250	$299	$(1,263)	$(131)
Less: non-operating net realized investment gains, including other-than-temporary impairment losses[1]	—	—	—	1,051
Less: adjustment to amortization of DAC and other related expenses related to net realized investment gains and losses	—	—	—	(11)
Less: net loss attributable to noncontrolling interest	—	—	—	94

Pre-tax operating earnings (loss)	$583	$250	$299	$(129)

Assets as of year end	$72,429	$30,744	$29,322	$11,029	$143,524

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges).
2	Includes operating items discussed above.

44

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions- Life and NBSG	Corporate and Other	Total
December 31, 2013
Revenues:
Policy charges	$1,021	$101	$727	$—	$1,849
Premiums	416	—	282	26	724
Net investment income	546	743	544	16	1,849
Non-operating net realized investment gains, including of other-than-temporary impairment losses[1]	—	—	—	783	783
Other revenues[2]	(109)	—	6	15	(88)

Total revenues	$1,874	$844	$1,559	$840	$5,117
Benefits and expenses:
Interest credited to policyholder accounts	$377	$473	$213	$4	$1,067
Benefits and claims	694	—	636	24	1,354
Amortization of DAC	185	(2)	125	66	374
Other expenses, net of deferrals	295	151	347	188	981

Total benefits and expenses	$1,551	$622	$1,321	$282	$3,776

Income before federal income taxes and noncontrolling interests	$323	$222	$238	$558	$1,341
Less: non-operating net realized investment gains, including other-than-temporary impairment losses[1]	—	—	—	(783)
Less: adjustment to amortization of DAC and other related expenses related to net realized investment gains and losses	—	—	—	70
Less: net loss attributable to noncontrolling interest	—	—	—	82

Pre-tax operating earnings (loss)	$323	$222	$238	$(73)

Assets as of year end	$68,805	$29,904	$27,183	$7,553	$133,445

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges).
2	Includes operating items discussed above.

45

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I        Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2015 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities, available-for-sale:
Bonds:
U.S. government and agencies	$343	$402	$402
Obligations of states, political subdivisions and foreign governments	2,136	2,367	2,367
Public utilities	3,411	3,495	3,495
All other corporate, mortgage-backed and asset-backed securities	31,106	31,306	31,306

Total fixed maturity securities, available-for-sale	$36,996	$37,570	$37,570
Equity securities, available-for-sale:
Common stocks:
Industrial, miscellaneous and all other	$7	$17	$17
Nonredeemable preferred stocks	—	4	4

Total equity securities, available-for-sale	$7	$21	$21
Trading assets	72	67	67
Mortgage loans, net of allowance	8,422		8,396	[1]
Policy loans	993		993
Other investments	855		855
Short-term investments	766		766

Total investments	$48,111		$48,668

1	Difference from Column B primarily is attributable to valuation allowances due to impairments on mortgage loans (see Note 6 to the audited consolidated financial statements).

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

46

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III        Supplementary Insurance Information

As of December 31, 2015, 2014 and 2013 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses	Unearned premiums[1]	Other policy claims and benefits payable[1]	Premium revenue
2015
IPS - Annuity	$3,070	$15,160			$459
Retirement Plans	222	15,940			—
IPS - Life and NBSG	1,937	11,582			292
Corporate and Other	(29)	2,715			35

Total	$5,200	$45,397			$786

2014
IPS - Annuity	$2,495	$12,619			$518
Retirement Plans	216	14,905			—
IPS - Life and NBSG	1,717	10,763			284
Corporate and Other	(365)	2,443			29

Total	$4,063	$40,730			$831

2013
IPS - Annuity	$2,214	$10,985			$416
Retirement Plans	179	14,313			—
IPS - Life and NBSG	1,557	10,068			282
Corporate and Other	(172)	1,399			26

Total	$3,778	$36,765			$724

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses[2]	Premiums written
2015
IPS - Annuity	$591	$1,257	$13	334
Retirement Plans	752	494	7	163
IPS - Life and NBSG	602	941	115	371
Corporate and Other	37	48	(67)	176

Total	$1,982	$2,740	$68	$1,044

2014
IPS - Annuity	$546	$1,198	$120	$300
Retirement Plans	750	482	(28)	153
IPS - Life and NBSG	565	875	122	348
Corporate and Other	39	43	(7)	254

Total	$1,900	$2,598	$207	$1,055

2013
IPS - Annuity	$546	$1,071	$185	$295
Retirement Plans	743	473	(2)	151
IPS - Life and NBSG	544	849	125	347
Corporate and Other	16	28	66	188

Total	$1,849	$2,421	$374	$981

1	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
2	Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

47

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV        Reinsurance

As of December 31, 2015, 2014 and 2013 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount
2015
Life, accident and health insurance in force	$260,465	$(60,976)	$5	$199,494
Premiums:
Life insurance[1]	$842	$(56)	$—	$786
Accident and health insurance	302	(302)	—	—

Total	$1,144	$(358)	$—	$786

2014
Life, accident and health insurance in force	$241,936	$(59,588)	$5	$182,353
Premiums:
Life insurance[1]	$888	$(57)	$—	$831
Accident and health insurance	290	(290)	—	—

Total	$1,178	$(347)	$—	$831

2013
Life, accident and health insurance in force	$228,095	$(58,310)	$6	$169,791
Premiums:
Life insurance[1]	$783	$(59)	$—	$724
Accident and health insurance	232	(232)	—	—

Total	$1,015	$(291)	$—	$724

1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

48

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V        Valuation and Qualifying Accounts

Years ended December 31, 2015, 2014 and 2013 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions[1]	Balance at end of period
2015
Valuation allowances - mortgage loans	$26	$2	$—	$(2)	$26

2014
Valuation allowances - mortgage loans	$35	$(8)	$—	$(1)	$26

2013
Valuation allowances - mortgage loans	$44	$(4)	$—	$(5)	$35

1	Amounts generally represent payoffs, sales and recoveries.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

49

PART C. OTHER INFORMATION
Item 26. Exhibits
(a)	Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant – Filed previously with registration statement (333-149295) on January 23, 2009, as document "item26a.txt," and hereby incorporated by reference.
(b)	Not Applicable.
(c)	Underwriting or Distribution contracts between the Depositor and Principal Underwriter – Filed previously with registration statement (333-117998) on August 6, 2004, as document "item26c.txt," and hereby incorporated by reference.
(d)	Contract – Filed previously with pre-effective amendment number 1 of registration statement (333-146649) on March 18, 2008, as document "policyforms.htm," and hereby incorporated by reference.
(e)	Applications – The form of the contract application – Filed previously with registration statement (333-140608) on February 12, 2007, as document "applications.htm," and hereby incorporated by reference.
(f)	Depositor’s Certificate of Incorporation and By-Laws –
(1)	Amended Articles of Incorporation for Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010, as document "exhibitf1.htm" and hereby incorporated by reference.
(2)	Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010, as document "exhibitf2.htm" and hereby incorporated by reference.
(3)	Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Filed previously with initial registration statement (333-164119) on January 4, 2010, as document "exhibitf3.htm" and hereby incorporated by reference.
(g)	Reinsurance Contracts –
(1)	Automatic YRT Reinsurance Agreement with SCOR Global Life U.S. Re Insurance Company of Texas, dated April 1, 2008, previously filed on April 13, 2011, with registration statement (333-156020) as exhibit (g)(3) and hereby incorporated by reference.
(2)	Automatic and Facultative YRT Reinsurance Agreement with Munich American Reinsurance Company Atlanta, Georgia, dated January 19, 2005, previously filed on April 12, 2012 with registration statement (333-146073), as Exhibit (g)(2) and hereby incorporated by reference.
(3)	Automatic/Facultative YRT Reinsurance Agreement with RGA Reinsurance Company dated October 1, 2006, previously filed on April 12, 2011, with registration statement (333-149295), as Exhibit (g)(1) and herby incorporated by reference.
(4)	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement with General & Cologne Life Re of America dated October 21, 2003, previously filed on April 12, 2011, with registration statement (333-149295), as Exhibit (g)(3) and herby incorporated by reference.
(h)	Form of Participation Agreements –
The following Fund Participation Agreements were previously filed on July 17, 2007 with pre-effective amendment number 1 of registration statement (333-140608) under Exhibit 26(h), and are hereby incorporated by reference.
(1)	Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003, under document "aimfpa99h1.htm".
(2)	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc. dated September 15, 2004, as amended, under document "amcentfpa99h2".
(3)	Restated and Amended Fund Participation Agreement with The Dreyfus Corporation dated January 27, 2000, as amended, under document "dreyfusfpa99h3.htm".

(4)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund dated May 1, 1988, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V, under document "fidifpa99h5.htm".
(5)	Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. dated May 1, 2003; as amended, under document "frankfpa99h8.htm".
(6)	Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series, dated December 31, 1999, under document "janusfpa99h9a.htm".
(7)	Fund Participation Agreement, Service II Shares, with Janus Aspen Series, dated May 5, 2002, under document "janusfpa99h9b.htm".
(8)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust) dated May 2, 2005, as amended, under document "nwfpa99h12a.htm".
(9)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2007, as amended, under document "nwfpa99h12b.htm".
(10)	Fund Participation Agreement with Neuberger Berman Advisers Management Trust / Lehman Brothers Advisers Management Trust (formerly, Neuberger Berman Advisers Management Trust) dated January 1, 2006, under document "neuberfpa99h13.htm".
(11)	Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007, under document "oppenfpa99h14.htm".
(12)	Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc. dated October 1, 2002, as amended, under document "trowefpa99h15.htm".
(13)	Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management, Inc. dated February 1, 2002, as amended, under document "univfpa99h16.htm".
(14)	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., dated April 1, 2006, as amended, as document "fedfpa99h4.htm".
The following Fund Participation Agreement was previously filed on September 10, 2001, with post-effective amendment number 20 of registration statement (333-62692) under Exhibit 26(h) as document "rydexfundpartagreement.htm".
(15)	Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc., dated April 18, 2008.
The following Fund Participation Agreements were previously filed on September 27, 2007 with pre-effective amendment number 3 of registration statement (333-137202) under Exhibit (h), and are hereby incorporated by reference.
(16)	Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003, as document "alliancebernsteinfpa.htm".
(17)	Fund Participation Agreement with BlackRock Variable Series Funds, Inc. (formerly, FAM Distributors, Inc. and FAM Variable Series Funds, Inc.), as amended April 13, 2004, under document "blackrockfpa.htm".
(18)	Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC. as amended March 28, 2002, under document "pimcofpa.htm".
(19)	Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, as amended September 1, 1989, under document "vaneckfpa.htm".
(20)	Fund Participation Agreement with Waddell & Reed Services Company, Waddell & Reed, Inc., and W&R Target Funds, Inc. dated December 1, 2000, as amended, as document "waddellreedfpa.htm".
(21)	Fund Participation Agreement with Wells Fargo Management, LLC, and Stephens, Inc., as amended November 15, 2004, under document "wellsfargofpa.htm".

(22)	Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004, as document "dwsfpa.htm."
(23)	Fund Participation Agreement with Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC, dated December 31, 2002, as amended, as document "lordabbettfpa.htm."
The following Fund Participation Agreement was previously filed on April 12, 2011 with post-effective amendment number 43 of registration statement (333-43671) under Exhibit (26)(h), and is hereby incorporated by reference.
(24)	Fund Participation Agreement with Goldman Sachs Variable Insurance Trust, and Goldman Sachs & Co., dated December 22, 1998, as document "goldmansachsfpa.htm".
The following Fund Participation Agreement was previously filed on April 18, 2012 with post-effective amendment number 10 of registration statement (333-146649) under Exhibit (26)(h), and is hereby incorporated by reference.
(25)	Fund Participation Agreement with DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, and DFA Securities LLC, dated February 8, 2012, as document "dfafpa.htm".
The following Fund Participation Agreement was previously filed on April 12, 2011, with post-effective amendment number 43 of registration statement (333-43671) as document "delawarefpa.htm".
(26)	Fund Participation Agreement with Delaware Management Company and Delaware Distributors, L.P., dated February 5, 2008, as amended.
The following Fund Participation Agreement was previously filed on June 11, 2012, with post-effective amendment number 28 of registration statement (333-62692) as document "northernlightsfpa.htm".
(27)	Fund Participation Agreement with Northern Lights Variable Trust and Northern Lights Distributors, LLC., dated February 8, 2012.
The following Fund Participation Agreement was previously filed on April 16, 2015, with Post-Effective Amendment No. 15 to the registration statement associated with 1933 Act File No. 333-149213 under Exhibit 24(b), and is hereby incorporated by reference.
(28)	Participation Agreement Among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Nationwide Financial Services, Inc., and MFS Fund Distributors, Inc., dated May 2, 2011, under document "mfsfpa.htm".
(i)	Administrative Contracts – The following Administrative Services Agreements were previously filed on July 17, 2007 with pre-effective amendment number 1 of registration statement (333-140608) under Exhibit (i), and are hereby incorporated by reference.
(1)
(a)	Administrative Services Agreement with AIM Advisors, Inc. dated July 1, 2005, as amended, as document "aimasa99i1a.htm".
(b)	Financial Support Agreement with AIM Variable Insurance Funds dated July 1, 2005, as document "aimasa99i1b.htm".
(2)	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc. dated September 15, 2004, as amended. See Exhibit B for information related to administrative services, as document "amcentasa99i2.htm".
(3)	Restated Administrative Services Agreement with The Dreyfus Corporation dated June 1, 2003, as amended, and 12b-1 letter agreement dated June 1, 2003, as amended, as document "dreyfusasa99i3.htm".
(4)
(a)	Administrative Service Agreement with Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2002, as amended, as document "fidiiiasa99i5a.htm".
(b)	Service Contract, with Fidelity Distributors Corporation dated April 1, 2002, as amended, as document "fidiiiasa99i5b.htm".

(5)	Administrative Services Agreement with Franklin Templeton Services, LLC dated May 1, 2003, as amended, as document "frankasa99i6.htm".
(6)	Distribution and Shareholder Services Agreement with Janus Distributors, Inc. dated December 31, 1999, as document "janusasa99i7.htm".
(7)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust) dated May 2, 2005, as amended, as document "nwasa99i10.htm".
(8)	Fund Participation Agreement with Neuberger Berman Advisers Management Trust / Lehman Brothers Advisers Management Trust (formerly, Neuberger Berman Advisers Management Trust) dated January 1, 2006, as document "neuberasa99i13.htm".
(9)	Revenue Sharing Agreement with Oppenheimer Variable Account Funds dated April 17, 2007, as document "oppenasa99i12.htm".
(10)	Administrative Services Letter Agreement with T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. dated October 1, 2002, as amended, as document "troweasa99i13.htm".
(11)	Administrative Services Agreement with Morgan Stanley Distribution, Inc. (The Universal Institutional Funds, Inc.) dated May 5, 2005, as amended, as document "univasa99i14.htm".
(12)
(a)	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., dated April 1, 2006, as amended, as document "fedasa99i4b.htm".
(b)	Dealer Agreement with Federated Securities Corp. dated October 26, 2006, as document "fedasa99i4a.htm".
The following Administrative Agreements were previously filed on September 27, 2007 with pre-effective amendment number 3 of registration statement (333-137202) under Exhibit (i), and are hereby incorporated by reference.
(13)	Administrative Services Agreement with Alliance Fund Distributors, Inc. dated June 3, 2003, under document "alliancebersteinasa.htm".
(14)	Administrative Services Agreement with BlackRock (formerly FAM Distributors, Inc., and Merrill Lynch Variable Series Funds, Inc.) as amended April 13, 2004, under document "blackrockasa.htm".
(15)	Administrative Services Agreement with Pacific Investment Management Company LLC, as amended March 28, 2002, under document "pimcoasaa.htm".
(16)	Administrative Services Agreement with Van Eck Securities Corporation, as amended November 3, 1997, under document "vaneckasa.htm".
(17)	Administrative Services Agreement with Waddell & Reed, Inc. dated December 1, 2000, as amended, as document, "waddellreedasa.htm".
(18)	Administrative Services Agreement with Wells Fargo Funds Management, LLC and Stephens, Inc., as amended November 15, 2004, under document "pimcoasaa.htm".
(19)	Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004, as document "dwsfpa.htm."
(20)	Fund Participation Agreement with Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC, dated December 31, 2002, as amended, as document "lordabbettfpa.htm."
The following Fund Participation Agreement was previously filed on April 18, 2008 with post-effective amendment number 20 of registration statement (333-62692) under Exhibit (i), and is hereby incorporated by reference.
(21)	Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc., dated April 18, 2008, as document "rydexfundpartagreement.htm".

The following Administrative Agreements were previously filed on April 12, 2011 with post-effective amendment number 43 of registration statement (333-43671) under Exhibit (i), and are hereby incorporated by reference.
(22)	Agreement with Goldman, Sachs & Co., dated January 6, 1999, as document "goldmansachsasa.htm".
(23)	Administrative Services Agreement with Delaware Distributors, L.P., dated February 5, 2008, as amended, as document "delawareasa.htm".
The following Administrative Service Agreement was previously filed on April 18, 2012 with post-effective amendment number 10 of registration statement (333-146649) under Exhibit (26)(h), and is hereby incorporated by reference.
(24)	Fund Participation Agreement with DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, and DFA Securities LLC, dated February 8, 2012, as document "dfafpa.htm".
The following Administrative Service Agreement was previously filed on April 19, 2013 with post-effective amendment number 11 of registration statement (333-146649) under Exhibit (26)(i), and is hereby incorporated by reference.
(25)	Service Agreement with Northern Lights Variable Trust, dated February 8, 2012, as document "d470072dex99i23.htm".
The following Administrative Service Agreement was previously filed on April 16, 2015 with post-effective amendment number 15 of registration statement (333-149213) under Exhibit (26)(i), and is hereby incorporated by reference.
(26)	Letter Agreement between MFS Fund Distributors, Inc. ("MFD") and Nationwide Financial Services, Inc., dated January 30, 2012, as document "mfsasa.htm".
(j)	Not Applicable.
(k)	Opinion of Counsel – Filed previously with registration statement (333-146649) on October 12, 2007, as document "ooc.htm" and hereby incorporated by reference.
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm –Attached hereto.
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Redeemability Exemption– Filed previously with registration statement (333-31725) on December 21, 2009 under document "exhibit_26q.htm" and hereby incorporated by reference.
(99)	Power of Attorney – Attached hereto.

Item 27. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215
President and Chief Operating Officer and Director	Kirt A. Walker
Executive Vice President-Chief Legal and Governance Officer	Mark Howard
Senior Vice President-President, Nationwide Growth Solutions	Terri L. Hill
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Human Resources Officer	Gale V. King
Executive Vice President	Mark A. Pizzi
Executive Vice President and Director	Mark R. Thresher
Senior Vice President	Harry H. Hallowell
Senior Vice President and Treasurer	David LaPaul
Senior Vice President-Chief Compliance Officer	Sandra L. Rich
Senior Vice President-Chief Financial Officer and Director	Timothy G. Frommeyer
Senior Vice President-CIO Enterprise Applications	Michael A. Richardson
Senior Vice President-CIO NF Systems	Susan J. Gueli
Senior Vice President-NW Retirement Plans and Director	John L. Carter
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Senior Vice President-Individual Products & Solutions and Director	Eric S. Henderson
Senior Vice President-Investment Management Group	Michael S. Spangler
Senior Vice President-CIO CL & Agency	Tammy Craig
Senior Vice President-Nationwide Financial	Steven C. Power
Senior Vice President-Nationwide Financial Network	Peter A. Golato
Senior Vice President-NF Legal	Rae Ann Dankovic
Senior Vice President-NF Distribution and Sales	David L. Giertz
Senior Vice President-NI Enterprise Brand Marketing	Michael A. Boyd
Senior Vice President- NF Marketing	Jennifer B. MacKenzie
Senior Vice President-Marketing Services	Tiffanie Hiibner
Director	Stephen S. Rasmussen
Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware	The company is an insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a registered broker-dealer.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Bank	Federal	This is a federally savings bank chartered by the Office of Thrift Supervision in the United States Department of Treasury to exercise deposit, lending, agency, custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners’ Loan Act of 1933.
Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
Nationwide Life Insurance Company[2]	Ohio	A stock corporation. The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma	This is a limited purpose broker-dealer and distributor of variable annuities and variable life products for Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. The company also provides educational services to retirement plan sponsors and its participants.
Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Life Reo Holdings, LLC[3]	Ohio	The company is an investment holding company.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-A2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-B2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Registered Investment Advisors Services, Inc.[3]	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[3,4]	Delaware	The trust acts as a registered investment advisor.
[1]	This subsidiary/entity is controlled by its immediate parent through contractual association.
[2]	This subsidiary/entity files separate financial statements.
[3]	Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
[4]	This subsidiary/entity is a business trust.
Item 29. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
(a)	NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

MFS Variable Account	Nationwide VA Separate Account-C

Multi-Flex Variable Account	Nationwide VA Separate Account-D
Nationwide Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account-II	Nationwide VLI Separate Account-2
Nationwide Variable Account-3	Nationwide VLI Separate Account-3
Nationwide Variable Account-4	Nationwide VLI Separate Account-4
Nationwide Variable Account-5	Nationwide VLI Separate Account-5
Nationwide Variable Account-6	Nationwide VLI Separate Account-6
Nationwide Variable Account-7	Nationwide VLI Separate Account-7
Nationwide Variable Account-8	Nationwide VL Separate Account-A
Nationwide Variable Account-9	Nationwide VL Separate Account-C
Nationwide Variable Account-10	Nationwide VL Separate Account-D
Nationwide Variable Account-11	Nationwide VL Separate Account-G
Nationwide Variable Account-12	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VA Separate Account A
Nationwide Variable Account-14	Nationwide Provident VLI Separate Account 1
Nationwide VA Separate Account-A	Nationwide Provident VLI Separate Account A
Nationwide VA Separate Account-B
(b)	Directors and Officers of NISC:

President	Robert O. Cline
Vice President-Chief Compliance Officer	James J. Rabenstine
Vice President and Treasurer	John A. Reese
Vice President-Tax	Daniel P. Eppley
Associate Vice President and Secretary	Kathy R. Richards
Associate Vice President and Assistant Secretary	Parag H. Shah
Associate Vice President-Nationwide Financial Services Distribution Compliance	Valerie Hamilton
Associate Vice President and Assistant Treasurer	J. Morgan Elliott
Associate Vice President and Assistant Treasurer	David A. Connor
Director	John L. Carter
Director	Eric S. Henderson
Director	David L. Giertz
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
(c)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Waddell & Reed, Inc.
(a)	Waddell & Reed, Inc. serves as principal underwriter and general distributor for contracts issued through the following separate investment accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company:

Nationwide Variable Account-9
Nationwide Variable Account-12
Nationwide VA Separate Account-D
Nationwide VL Separate Account-G
Nationwide VLI Separate Account-5
Nationwide VLI Separate Account-7

Also, Waddell & Reed, Inc. serves as principal underwriter and general distributor for the following management investment companies:
Waddell & Reed Advisors Funds	Ivy Funds Variable Insurance Portfolios
Waddell & Reed Advisors Accumulative Fund	Ivy Funds VIP Asset Strategy Portfolio
Waddell & Reed Advisors Asset Strategy Fund	Ivy Funds VIP Balanced Portfolio
Waddell & Reed Advisors Bond Fund	Ivy Funds VIP Bond Portfolio
Waddell & Reed Advisors Continental Income Fund	Ivy Funds VIP Core Equity Portfolio
Waddell & Reed Advisors Core Investment Fund	Ivy Funds VIP Dividend Opportunities Portfolio
Waddell & Reed Advisors Cash Management	Ivy Funds VIP Energy Portfolio
Waddell & Reed Advisors Dividend Opportunities Fund	Ivy Funds VIP Global Bond Portfolio
Waddell & Reed Advisors Energy Fund	Ivy Funds VIP Global Natural Resources Portfolio
Waddell & Reed Advisors Global Bond Fund	Ivy Funds VIP Growth Portfolio
Waddell & Reed Advisors Government Securities Fund	Ivy Funds VIP High Income Portfolio
Waddell & Reed Advisors High Income Fund	Ivy Funds VIP International Core Equity Portfolio
Waddell & Reed Advisors Global Growth Fund	Ivy Funds VIP Global Growth Portfolio
Waddell & Reed Advisors Municipal Bond Fund	Ivy Funds VIP Limited-Term Bond Portfolio
Waddell & Reed Advisors Municipal High Income Fund	Ivy Funds VIP Micro Cap Growth Portfolio
Waddell & Reed Advisors New Concepts Fund	Ivy Funds VIP Mid Cap Growth Portfolio
Waddell & Reed Advisors Science and Technology Fund	Ivy Funds VIP Money Market Portfolio
Waddell & Reed Advisors Small Cap Fund	Ivy Funds VIP Pathfinder Aggressive Portfolio
Waddell & Reed Advisors Tax-Managed Equity Fund	Ivy Funds VIP Pathfinder Conservative Portfolio
Waddell & Reed Advisors Value Fund	Ivy Funds VIP Pathfinder Moderately Aggressive Portfolio
Waddell & Reed Advisors Vanguard Fund	Ivy Funds VIP Pathfinder Moderately Conservative Portfolio
InvestEd Portfolios	Ivy Funds VIP Pathfinder Moderate Portfolio
InvestEd Conservative Portfolio	Ivy Funds VIP Pathfinder Moderate – Managed Volatility
InvestEd Balanced Portfolio	Ivy Funds VIP Pathfinder Moderately Aggressive – Managed Volatility
InvestEd Growth Portfolio	Ivy Funds VIP Pathfinder Moderately Conservative – Managed Volatility
Ivy Funds VIP Real Estate Securities Portfolio
Ivy Funds VIP Science and Technology Portfolio
Ivy Funds VIP Small Cap Growth Portfolio
Ivy Funds VIP Small Cap Value Portfolio
Ivy Funds VIP Value Portfolio
(b)	Directors and Officers of Waddell & Reed, Inc.:

Thomas W. Butch	Chairman of the Board, Director and Chief Executive Officer
Derek D. Burke	Director, President and Chief Operating Officer
Henry J. Herrmann	Director
Shawn M. Mihal	Senior Vice President, Chief Regulatory Officer and Chief Compliance Officer
Kenneth M. Cherrier	Senior Vice President and Chief Supervisory Officer
Wendy J. Hills	Senior Vice President and General Counsel
Brent K. Bloss	Director, Senior Vice President and Treasurer
Benjamin R. Clouse	Vice President, Controller, Principal Accounting Officer and Principal Financial Officer
James D. Hughes	Assistant Vice President and Secretary
The principal business address of Waddell & Reed, Inc. is 6300 Lamar Avenue, Overland Park, Kansas 66202. Waddell & Reed, Inc. was organized as a Delaware corporation in 1981 and has, through predecessor companies, offered financial products and services since 1937.

(c)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Waddell & Reed, Inc.	N/A	N/A	N/A	N/A
Item 31. Location of Accounts and Records
Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 32. Management Services
Not Applicable
Item 33. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 14, 2016.
Nationwide VLI Separate Account-7
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on April 14, 2016.
KIRT A. WALKER
Kirt A. Walker, President and Chief Operating Officer, and Director
MARK R. THRESHER
Mark R. Thresher, Executive Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President - Individual Products & Solutions and Director
JOHN L. CARTER
John L. Carter, Senior Vice President – Nationwide Retirement Plans and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director
By /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact